SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-86711)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 52   [X]
and
REGISTRATION STATEMENT (No. 811-3855)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 52 [X]
Fidelity Advisor Series VIII
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000
Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (  ) on (                               ) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (X) on February 26, 1999 pursuant to paragraph (a)(1) of Rule 485.
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.





LIKE SECURITIES OF ALL MUTUAL
FUNDS, THESE SECURITIES HAVE
NOT BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND EXCHANGE
COMMISSION, AND THE
SECURITIES AND EXCHANGE
COMMISSION HAS NOT
DETERMINED IF THIS PROSPECTUS
IS ACCURATE OR COMPLETE. ANY
REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.

FIDELITY ADVISOR
INTERNATIONAL FUNDS
CLASS A, CLASS T, CLASS B, AND CLASS C

FIDELITY ADVISOR LATIN AMERICA FUND
FIDELITY ADVISOR JAPAN FUND
FIDELITY ADVISOR EUROPE CAPITAL APPRECIATION FUND
FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND
FIDELITY ADVISOR OVERSEAS FUND
FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND
FIDELITY ADVISOR GLOBAL EQUITY FUND
FIDELITY ADVISOR EMERGING MARKETS INCOME FUND

PROSPECTUS
FEBRUARY 26, 1999

(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

CONTENTS


FUND SUMMARY             3   INVESTMENT SUMMARY

                         6   PERFORMANCE

                         8   FEE TABLE

FUND BASICS              13  INVESTMENT DETAILS

                         16  VALUING SHARES

SHAREHOLDER INFORMATION  16  BUYING AND SELLING SHARES

                         23  EXCHANGING SHARES

                         23  ACCOUNT FEATURES AND POLICIES

                         26  DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

                         26  TAX CONSEQUENCES

FUND SERVICES            27  FUND MANAGEMENT

                         28  FUND DISTRIBUTION

APPENDIX                 32  FINANCIAL HIGHLIGHTS

                         32  PRIOR PERFORMANCE OF SIMILAR FUNDS

FUND SUMMARY


INVESTMENT SUMMARY
INVESTMENT OBJECTIVE
ADVISOR LATIN AMERICA FUND seeks high total investment return. PRINCIPAL INVESTMENT STRATEGIES
Fidelity Management & Research Company (FMR)'s principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in securities of Latin American issuers.
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Allocating investments across countries considering the size of the market in each country relative to the size of the markets in Latin America as a whole.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile. (small solid bullet) GEOGRAPHIC CONCENTRATION IN LATIN AMERICA. The Latin American economies are generally considered emerging markets and are significantly affected by currency devaluations. The markets in Latin America can be extremely volatile.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
ADVISOR JAPAN FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in securities of Japanese issuers.
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) GEOGRAPHIC CONCENTRATION IN JAPAN. The Japanese economy is currently in a recession. International trade and government policy significantly affect economic growth.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
ADVISOR EUROPE CAPITAL APPRECIATION FUND seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in securities of issuers that have their principal activities in Europe. (small solid bullet) Investing primarily in common stocks.
(small solid bullet) Allocating investments across countries considering the size of the market in each country relative to the size of the markets in Europe as a whole.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile. (small solid bullet) GEOGRAPHIC CONCENTRATION IN EUROPE. Both developed and emerging market countries in Europe will be significantly affected by the tight fiscal and monetary controls required to join the European Economic and Monetary Union (EMU). (small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND seeks capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in foreign securities, including securities of issuers located in emerging markets.
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile. (small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
ADVISOR OVERSEAS FUND seeks growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in foreign securities.
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
ADVISOR DIVERSIFIED INTERNATIONAL FUND seeks capital growth.
PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in foreign securities.
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.
(small solid bullet) Using computer-aided, quantitative analysis of historical earnings, dividend yield, earnings per share and other factors supported by fundamental analysis to select investments. PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
(small solid bullet) QUANTITATIVE INVESTING. Securities selected using quantitative analysis can perform differently than the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
ADVISOR GLOBAL EQUITY FUND seeks long-term growth of capital. PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing in securities issued anywhere in the world.
(small solid bullet) Investing at least 65% of total assets in common stocks.
(small solid bullet) Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the world market as a whole.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
ADVISOR EMERGING MARKETS INCOME FUND seeks a high level of current income. As a secondary objective, the fund seeks capital appreciation. PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in debt securities of issuers in emerging markets (countries that have an emerging stock market as defined by the International Finance Corporation, countries with low- to middle-income economies according to the World Bank, and countries that are listed in World Bank publications as "developing").
(small solid bullet) Potentially investing in other types of securities, including equity securities of emerging market issuers, debt securities of non-emerging market foreign issuers, and lower-quality debt securities of U.S. issuers.
(small solid bullet) Allocating investments across countries considering the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile. (small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
PERFORMANCE
The following information illustrates Advisor International Capital Appreciation's performance over the past year and the changes in Advisor Overseas's and Advisor Emerging Markets Income's performance from year to year and compares the funds' performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Prior to December 1, 1992, Advisor Overseas operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies. Returns are based on past results and are not an indication of future performance.
Because Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor Diversified International and Advisor Global Equity were new when this prospectus was printed, their performance history is not included. Performance history will be available for Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor Diversified International and Advisor Global Equity after each fund has been in operation for one calendar year.

YEAR-BY-YEAR RETURNS
The returns in the charts do not include the effect of Class T's front-end sales charge. If the effect of the sales charge was reflected, returns would be lower than those shown.

ADVISOR
INTERNATIONAL
CAPITAL
APPRECIATION
- CLASS T

CALENDAR YEARS  1998

                %


PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: NIL
ROW: 9, COL: 1, VALUE: NIL
ROW: 10, COL: 1, VALUE: NIL
DURING THE PERIOD SHOWN IN THE CHART FOR CLASS T OF ADVISOR
INTERNATIONAL CAPITAL APPRECIATION, THE HIGHEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING ___, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING ___, 1998).

ADVISOR OVERSEAS -
CLASS T

CALENDAR YEARS       1991  1992  1993  1994  1995  1996  1997  1998

                     %     %     %     %     %     %     %     %


PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: NIL
ROW: 9, COL: 1, VALUE: NIL
ROW: 10, COL: 1, VALUE: NIL
DURING THE PERIODS SHOWN IN THE CHART FOR CLASS T OF ADVISOR OVERSEAS, THE HIGHEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING ____, 199_) AND THE LOWEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING ____,
199_).

ADVISOR
EMERGING
MARKETS
INCOME -
CLASS T

CALENDAR YEARS  1995  1996  1997  1998

                %     %     %     %


PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: NIL
ROW: 9, COL: 1, VALUE: NIL
ROW: 10, COL: 1, VALUE: NIL
DURING THE PERIODS SHOWN IN THE CHART FOR CLASS T OF ADVISOR EMERGING MARKETS INCOME, THE HIGHEST RETURN FOR A QUARTER WAS __% (QUARTER
ENDING ___, 199_) AND THE LOWEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING ___, 199_).

AVERAGE ANNUAL RETURNS
The returns in the following table include the effect of Class A's and Class T's maximum applicable front-end sales charge and Class B's and Class C's maximum applicable contingent deferred sales charge (CDSC).
FOR THE PERIODS ENDED   PAST 1  PAST 5  LIFE OF CLASS*
DECEMBER 31, 1998       YEAR    YEARS

ADVISOR                  %       N/A     %A
INTERNATIONAL
CAPITAL
APPRECIATION -
CLASS A

ADVISOR                  %       N/A     %A
INTERNATIONAL
CAPITAL
APPRECIATION -
CLASS T

ADVISOR                  %       N/A     %A
INTERNATIONAL
CAPITAL
APPRECIATION -
CLASS B

ADVISOR                  %       N/A     %A
INTERNATIONAL
CAPITAL
APPRECIATION -
CLASS C

MORGAN STANLEY           %       N/A     %A
CAPITAL
INTERNATIONAL AC
WORLD INDEX FREE
EX USA

LIPPER                   %       N/A     %A
INTERNATIONAL
FUNDS AVERAGE

ADVISOR                  %       N/A     %B
OVERSEAS - CLASS
A

ADVISOR                  %       %       %C
OVERSEAS - CLASS
T

ADVISOR                  %       N/A     %D
OVERSEAS - CLASS
B

ADVISOR                  %       N/A     %A
OVERSEAS - CLASS
C

MORGAN STANLEY           %       %       %C
CAPITAL
INTERNATIONAL
EUROPE,
AUSTRALASIA, FAR
EAST INDEX

LIPPER                   %       %       %C
INTERNATIONAL
FUNDS AVERAGE

ADVISOR                  %       N/A     %B
EMERGING
MARKETS INCOME
- CLASS A

ADVISOR                  %       N/A     %E
EMERGING
MARKETS INCOME
- CLASS T

ADVISOR                  %       N/A     %E
EMERGING
MARKETS INCOME
- CLASS B

ADVISOR                  %       N/A     %A
EMERGING
MARKETS INCOME
- CLASS C

J.P. MORGAN              %       N/A     %E
EMERGING
MARKETS BOND
INDEX PLUS

LIPPER EMERGING          %       N/A     %E
MARKETS DEBT
FUNDS AVERAGE

* BEGINNING JANUARY 1 OF THE FIRST CALENDAR YEAR FOLLOWING THE CLASS'S COMMENCEMENT OF OPERATIONS.
A FROM JANUARY 1, 1998.
B FROM JANUARY 1, 1997.
C FROM JANUARY 1, 1991.
D FROM JANUARY 1, 1996.
E FROM JANUARY 1, 1995.
[If FMR had not reimbursed certain class expenses during these periods, [Advisor ___ - Class _, Advisor ___ - Class _, Advisor ___ - Class _ and Advisor ___ - Class _]'s total returns would have been lower.]
Morgan Stanley Capital International AC World Index Free ex USA is a market capitalization-weighted index that is designed to represent the performance of developed stock markets, excluding the United States, throughout the world.
Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(registered trademark)) Index is a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of December 31, 1998, the index included over ____ equity securities of companies domiciled in ___ countries.
J.P. Morgan Emerging Markets Bond Index Plus is a market capitalization-weighted index of U.S. dollar- and other external currency-denominated Brady bonds, loans, Eurobonds, and local market debt instruments traded in emerging markets.
Morgan Stanley Capital International Emerging Markets Free - Latin America Index is a market capitalization-weighted index of approximately 170 stocks traded in seven Latin American markets.
Tokyo Stock Price Index (TOPIX) is a market capitalization-weighted index of over 1100 stocks traded in the Japanese market.
Morgan Stanley Capital International Europe Index is a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of December 31, 1998, the index included over __ equity securities of companies domiciled in __ European countries.
Morgan Stanley Capital International World Index is a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of December 31, 1998, the index included over __ equity securities of companies domiciled in __ countries.
Each Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

FEE TABLE
The following table describes the fees and expenses that are incurred when you buy, hold or sell Class A, Class T, Class B, and Class C shares of a fund. [The annual class operating expenses provided below for [each class] are based on historical expenses, adjusted to reflect current fees.] [The annual class operating expenses provided below for ___, ___, and ___, are higher than the expenses actually paid by each class as the result of [expense reimbursements] [[and] the payment or reduction of certain expenses] during the period.] [The annual class operating expenses provided below for [each class] are based on historical expenses.] The annual class operating expenses provided below for Class A, Class T, Class B, and Class C of Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor Diversified International, and Advisor Global Equity are based on estimated expenses.

SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)
                             CLASS A  CLASS T  CLASS B  CLASS C

MAXIMUM SALES CHARGE         5.75%A   3.50%B   NONE     NONE
(LOAD) (AS A % OF OFFERING
PRICE) ON PURCHASES OF:
ADVISOR LATIN AMERICA,
ADVISOR JAPAN, ADVISOR
EUROPE CAPITAL
APPRECIATION, ADVISOR
INTERNATIONAL CAPITAL
APPRECIATION, ADVISOR
OVERSEAS, ADVISOR
DIVERSIFIED INTERNATIONAL,
AND ADVISOR GLOBAL EQUITY
(THE EQUITY FUNDS)

MAXIMUM SALES CHARGE         4.75%A   3.50%B   NONE     NONE
(LOAD) (AS A % OF OFFERING
PRICE) ON PURCHASES OF:
ADVISOR EMERGING MARKETS
INCOME (THE BOND FUND)


MAXIMUM CDSC FOR ALL         NONEC    NONEC    5.00%D   1.00%E
EQUITY AND BOND FUNDS (AS
A % OF THE LESSER OF
ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS)

SALES CHARGE (LOAD) ON       NONE     NONE     NONE     NONE
REINVESTED DISTRIBUTIONS

A LOWER FRONT-END SALES CHARGES FOR CLASS A MAY BE AVAILABLE WITH
PURCHASE OF $50,000 OR MORE.
B LOWER FRONT-END SALES CHARGES FOR CLASS T MAY BE AVAILABLE WITH
PURCHASE OF $50,000 OR MORE.
C A CDSC OF 0.25% IS ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A AND CLASS T SHARES ON WHICH A FINDER'S FEE WAS PAID.
D DECLINES OVER 6 YEARS FROM 5.00% TO 0%.
E ON CLASS C SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.
ANNUAL CLASS OPERATING EXPENSES (PAID FROM CLASS ASSETS)

                                       CLASS A  CLASS T  CLASS B  CLASS C

ADVISOR LATIN   MANAGEMENT FEE         %        %        %        %
AMERICA

                DISTRIBUTION AND       %        %        %        %
                SERVICE (12B-1) FEE
                (INCLUDING 0.25%
                SERVICE FEE ONLY FOR
                CLASS B AND CLASS C)

                OTHER EXPENSES         %        %        %        %

                TOTAL ANNUAL CLASS     %        %        %        %
                OPERATING EXPENSESA

ADVISOR         MANAGEMENT FEE         %        %        %        %
JAPAN

                DISTRIBUTION AND       %        %        %        %
                SERVICE (12B-1) FEE
                (INCLUDING 0.25%
                SERVICE FEE ONLY FOR
                CLASS B AND CLASS C)

                OTHER EXPENSES         %        %        %        %

                TOTAL ANNUAL CLASS     %        %        %        %
                OPERATING EXPENSESA

ADVISOR         MANAGEMENT FEE         %        %        %        %
EUROPE
CAPITAL
APPRECIATION

                DISTRIBUTION AND       %        %        %        %
                SERVICE (12B-1) FEE
                (INCLUDING 0.25%
                SERVICE FEE ONLY FOR
                CLASS B AND CLASS C)

                OTHER EXPENSES         %        %        %        %

                TOTAL ANNUAL CLASS     %        %        %        %
                OPERATING EXPENSESA

ADVISOR         MANAGEMENT FEE         %        %        %        %
INTERNATIONAL
CAPITAL
APPRECIATION

                DISTRIBUTION AND       %        %        %        %
                SERVICE (12B-1) FEE
                (INCLUDING 0.25%
                SERVICE FEE ONLY FOR
                CLASS B AND CLASS C)

                OTHER EXPENSES         %        %        %        %

                TOTAL ANNUAL CLASS     %        %        %        %
                OPERATING EXPENSESA

ADVISOR         MANAGEMENT FEE         %        %        %        %
OVERSEAS

                DISTRIBUTION AND       %        %        %        %
                SERVICE (12B-1) FEE
                (INCLUDING 0.25%
                SERVICE FEE ONLY FOR
                CLASS B AND CLASS C)

                OTHER EXPENSES         %        %        %        %

                TOTAL ANNUAL CLASS     %        %        %        %
                OPERATING EXPENSES

ADVISOR         MANAGEMENT FEE         %        %        %        %
DIVERSIFIED
INTERNATIONAL

                DISTRIBUTION AND       %        %        %        %
                SERVICE (12B-1) FEE
                (INCLUDING 0.25%
                SERVICE FEE ONLY FOR
                CLASS B AND CLASS C)

                OTHER EXPENSES         %        %        %        %

                TOTAL ANNUAL CLASS     %        %        %        %
                OPERATING EXPENSESA

ADVISOR         MANAGEMENT FEE         %        %        %        %
GLOBAL EQUITY

                DISTRIBUTION AND       %        %        %        %
                SERVICE (12B-1) FEE
                (INCLUDING 0.25%
                SERVICE FEE ONLY FOR
                CLASS B AND CLASS C)

                OTHER EXPENSES         %        %        %        %

                TOTAL ANNUAL CLASS     %        %        %        %
                OPERATING EXPENSESA

ADVISOR         MANAGEMENT FEE         %        %        %        %
EMERGING
MARKETS
INCOME

                DISTRIBUTION AND       %        %        %        %
                SERVICE (12B-1) FEE
                (INCLUDING 0.25%
                SERVICE FEE ONLY FOR
                CLASS B AND CLASS C)

                OTHER EXPENSES         %        %        %        %

                TOTAL ANNUAL CLASS     %        %        %        %
                OPERATING EXPENSESA

Long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc., due to 12b-1 fees.
A FMR has voluntarily agreed to reimburse Class A, Class T, Class B, and Class C of certain funds to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates:

                CLASS A  EFFECTIVE  CLASS T  EFFECTIVE  CLASS B  EFFECTIVE  CLASS C  EFFECTIVE
                         DATE                DATE                DATE                DATE

ADVISOR LATIN    2.00%   12/18/98    2.25%   12/18/98    2.75%   12/18/98    2.75%   12/18/98
AMERICA

ADVISOR          2.00%   12/18/98    2.25%   12/18/98    2.75%   12/18/98    2.75%   12/18/98
JAPAN

ADVISOR          2.00%   12/18/98    2.25%   12/18/98    2.75%   12/18/98    2.75%   12/18/98
EUROPE
CAPITAL
APPRECIATION

ADVISOR          1.70%   12/1/98     1.95%   12/1/98     2.45%   12/1/98     2.45%   12/1/98
INTERNATIONAL
CAPITAL
APPRECIATION

ADVISOR          2.00%   12/18/98    2.25%   12/18/98    2.75%   12/18/98    2.75%   12/18/98
DIVERSIFIED
INTERNATIONAL

ADVISOR          2.00%   12/18/98    2.25%   12/18/98    2.75%   12/18/98    2.75%   12/18/98
GLOBAL EQUITY

ADVISOR          1.40%   8/30/96     1.50%   3/10/94     2.15%   1/1/96      2.25%   11/1/97
EMERGING
MARKETS
INCOME


These arrangements can be terminated by FMR at any time.
[A portion of the brokerage commissions that a fund pays is used to reduce that fund's expenses. In addition, [each] fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total class operating expenses [ , after reimbursement for ___,] would have been:]
                [CLASS A]  [CLASS T]  [CLASS B]  [CLASS C]

[ADVISOR ____]  %          %          %          %

[ADVISOR ____]  %          %          %          %

This EXAMPLE helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.
Let's say, hypothetically, that each class's annual return is 5% and that your shareholder fees and each class's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated and if you leave your account open:

                          CLASS               CLASS               CLASS               CLASS
                          A                   T                   B                   C

                          ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT
                          OPEN      CLOSED    OPEN      CLOSED    OPEN      CLOSED    OPEN      CLOSED

ADVISOR LATIN   1 YEAR    $         $         $         $         $         $         $         $
AMERICA

                3 YEARS   $         $         $         $         $         $         $         $

ADVISOR         1 YEAR    $         $         $         $         $         $         $         $
JAPAN

                3 YEARS   $         $         $         $         $         $         $         $

ADVISOR         1 YEAR    $         $         $         $         $         $         $         $
EUROPE
CAPITAL
APPRECIATION

                3 YEARS   $         $         $         $         $         $         $         $

ADVISOR         1 YEAR    $         $         $         $         $         $         $         $
INTERNATIONAL
CAPITAL
APPRECIATION

                3 YEARS   $         $         $         $         $         $         $         $

                5 YEARS   $         $         $         $         $         $         $         $

                10 YEARS  $         $         $         $         $ A       $ A       $         $

ADVISOR         1 YEAR    $         $         $         $         $         $         $         $
OVERSEAS

                3 YEARS   $         $         $         $         $         $         $         $

                5 YEARS   $         $         $         $         $         $         $         $

                10 YEARS  $         $         $         $         $ A       $ A       $         $

ADVISOR         1 YEAR    $         $         $         $         $         $         $         $
DIVERSIFIED
INTERNATIONAL

                3 YEARS   $         $         $         $         $         $         $         $

ADVISOR         1 YEAR    $         $         $         $         $         $         $         $
GLOBAL EQUITY

                3 YEARS   $         $         $         $         $         $         $         $

ADVISOR         1 YEAR    $         $         $         $         $         $         $         $
EMERGING
MARKETS
INCOME

                3 YEARS   $         $         $         $         $         $         $         $

                5 YEARS   $         $         $         $         $         $         $         $

                10 YEARS  $         $         $         $         $ A       $ A       $         $


A REFLECTS CONVERSION TO CLASS A SHARES AFTER SEVEN YEARS.

FUND BASICS


INVESTMENT DETAILS
INVESTMENT OBJECTIVE
ADVISOR LATIN AMERICA FUND seeks high total investment return. PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of Latin American issuers. Latin America includes Argentina, Brazil, Chile, Colombia, Ecuador, Mexico, Peru, Panama and Venezuela. FMR normally invests the fund's assets primarily in common stocks.
FMR normally diversifies the fund's investments across different Latin American countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in Latin America as a whole. Although FMR may invest up to 35% of the fund's total assets in any industry that accounts for more than 20% of the Latin American market as a whole, it does not currently intend to invest more than 25% of the fund's total assets in any one industry.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
ADVISOR JAPAN FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of Japanese issuers. FMR normally invests the fund's assets primarily in common stocks.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
ADVISOR EUROPE CAPITAL APPRECIATION FUND seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of issuers that have their principal activities in Europe. Europe includes Austria, Belgium, Belarus, Bulgaria, the Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, the Netherlands, Norway, Poland, Portugal, Russia, Slovakia, Slovenia, Spain, Sweden, Switzerland, Turkey, and the United Kingdom. FMR normally invests the fund's assets primarily in common stocks.
FMR normally diversifies the fund's investments across different European countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in Europe as a whole.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND seeks capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in foreign securities, including securities of issuers located in emerging markets. FMR normally invests the fund's assets primarily in common stocks.
FMR normally diversifies the fund's investments across different countries and regions. In allocating the fund's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
ADVISOR OVERSEAS FUND seeks growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in foreign securities. FMR normally invests the fund's assets primarily in common stocks.
FMR normally diversifies the fund's investments across different countries and regions. In allocating the fund's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
ADVISOR DIVERSIFIED INTERNATIONAL FUND seeks capital growth.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in foreign securities. FMR normally invests the fund's assets primarily in common stocks.
FMR normally diversifies the fund's investments across different countries and regions. In allocating the fund's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.
In buying and selling securities, FMR uses a disciplined approach that involves computer-aided, quantitative analysis supported by fundamental analysis. FMR's computer model systematically reviews thousands of stocks, using data such as historical earnings, dividend yield, earnings per share, and other quantitative factors. Then, the issuers of potential investments are analyzed further using fundamental factors such as growth potential, earnings estimates and financial condition.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
ADVISOR GLOBAL EQUITY FUND seeks long-term growth of capital. PRINCIPAL INVESTMENT STRATEGIES
FMR invests the fund's assets in securities issued anywhere in the world, including the United States. FMR normally invests at least 65% of the fund's total assets in common stocks.
FMR normally diversifies the fund's investments across different countries and regions. In allocating the fund's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the world market as a whole.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve it's objective.
INVESTMENT OBJECTIVE
ADVISOR EMERGING MARKETS INCOME FUND seeks a high level of current income. As a secondary objective, the fund seeks capital appreciation. PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in debt securities of issuers in emerging markets. Countries with emerging markets include those that have an emerging stock market as defined by the International Finance Corporation, those with low- to middle-income economies according to the World Bank, and those that are listed in World Bank publications as "developing." FMR expects to emphasize countries with relatively low gross national product per capita compared to the world's major economies and countries with the potential for rapid economic growth.
FMR may also invest in equity securities of emerging market issuers, debt securities of non-emerging market foreign issuers, and lower-quality debt securities of U.S. issuers. Although FMR may invest up to 35% of the fund's total assets in these securities, FMR does not currently anticipate that these investments will exceed approximately 20% of the fund's total assets.
FMR normally diversifies the fund's investments across different emerging market countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole.
Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES
EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.
DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, mortgage and other asset-backed securities, and loans and loan participations.
PRINCIPAL INVESTMENT RISKS
Many factors affect each fund's performance. Each fund's share price and the yield for Advisor Emerging Markets Income Fund change daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. A fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR concentrates the investments of Advisor Europe Capital Appreciation Fund, Advisor Japan Fund and Advisor Latin America Fund in a particular country or group of countries, each fund's performance is expected to be closely tied to economic and political conditions within that country or group of countries and to be more volatile than the performance of more geographically diversified funds. When you sell your shares of a fund, they could be worth more or less than what you paid for them.
The following factors may significantly affect a fund's performance:
STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market can react differently to these developments. For example, large cap stocks can react differently than small cap stocks, and "growth" stocks can react differently than "value" stocks. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.
Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development; political stability; market depth, infrastructure and capitalization and regulatory oversight is generally less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
GEOGRAPHIC CONCENTRATION. Political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries.
LATIN AMERICA. The economies of countries in Latin America are all considered emerging market economies. High interest, inflation and unemployment rates generally characterize each economy. Currency devaluations in any country can have a significant affect on the entire region. Recently, the markets in many Latin American countries have experienced significant downturns as well as significant volatility. A small number of companies and industries, including the telecommunications sector, represent a large portion of the market in many Latin American countries.
JAPAN. The Japanese economy is currently in a recession. The economy is characterized by government intervention and protectionism, an unstable financial services sector, and relatively high unemployment. Economic growth is dependent on international trade, government support of the financial services sector and other troubled sectors, and consistent government policy. The Japanese market has decreased significantly recently.
EUROPE. Europe includes both developed and emerging markets. Most developed countries in Western Europe are members of the European Union and many are also members of the EMU, which requires compliance with restrictions on inflation rates, deficits and debt levels. Many Eastern European countries continue to move toward market economies. However, their markets remain relatively undeveloped and are particularly sensitive to political and economic developments. The tight fiscal and monetary controls necessary to join the EMU will significantly affect every country in Europe.
ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.
Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.
"QUANTITATIVE" INVESTING. The value of securities selected using quantitative analysis can react differently to issuer, political, market and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.
In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance.

FUNDAMENTAL INVESTMENT POLICIES
The policies discussed below are fundamental, that is, subject to change only by shareholder approval.
ADVISOR LATIN AMERICA FUND seeks high total investment return.
ADVISOR JAPAN FUND seeks long-term growth of capital.
ADVISOR EUROPE CAPITAL APPRECIATION FUND seeks long-term capital appreciation.
ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND seeks capital appreciation.
ADVISOR OVERSEAS FUND seeks growth of capital primarily through investments in foreign securities.
ADVISOR DIVERSIFIED INTERNATIONAL FUND seeks capital growth by investing primarily in equity securities of companies located anywhere outside the U.S.
ADVISOR GLOBAL EQUITY FUND seeks long-term growth of capital.
ADVISOR EMERGING MARKETS INCOME FUND seeks a high level of current income by investing primarily in debt securities and other instruments of issuers in emerging markets. As a secondary objective, the fund seeks capital appreciation.

VALUING SHARES
Each fund is open for business each day the New York Stock Exchange
(NYSE) is open.
A class's net asset value per share (NAV) is the value of a single share. Fidelity(registered trademark) normally calculates each class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing each class's NAV.
To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.
Each fund's assets are valued primarily on the basis of market quotations or on the basis of information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. In these circumstances, the security's valuation may differ from the generally expected valuation.

SHAREHOLDER INFORMATION


BUYING AND SELLING SHARES
GENERAL INFORMATION
For account, product and service information, please use the following phone numbers:
(small solid bullet) If you are investing through a broker-dealer or insurance representative, 1-800-522-7297 (8:30 a.m. - 7:00 p.m.
Eastern time, Monday through Friday).
(small solid bullet) If you are investing through a bank representative, 1-800-843-3001 (8:30 a.m. - 7:00 p.m. Eastern time,
Monday through Friday).
Please use the following addresses:
BUYING OR SELLING SHARES
Fidelity Investments(registered trademark)
P.O. Box 770002
Cincinnati, OH 45277-0081
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH2A
Hebron, KY 41048
You may buy or sell Class A, Class T, Class B, and Class C shares of the funds through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling and exchanging shares of each class of a fund and the account features and policies may differ. Additional fees may also apply to your investment in Class A, Class T, Class B, and Class C shares of a fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.
Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).
The different ways to set up (register) your account with Fidelity are listed in the following table.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) (solid bullet) ROTH IRAS
(solid bullet) ROTH CONVERSION IRAS
(solid bullet) ROLLOVER IRAS
(solid bullet) 401(K) PLANS, and certain other 401(A)-QUALIFIED PLANS (solid bullet) KEOGH PLANS
(solid bullet) SIMPLE IRAS
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS)
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS)
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

TRUST
FOR MONEY BEING INVESTED BY A TRUST
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR
OTHER GROUPS
BUYING SHARES
The price to buy one share of Class A or Class T is the class's offering price or the class's NAV, depending on whether you pay a front-end sales charge.
For Class B and Class C, the price to buy one share is the class's NAV. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption.
If you pay a front-end sales charge, your price will be Class A's or Class T's offering price. When you buy Class A or Class T shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class T shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class T's NAV.
The offering price of Class A or Class T is its NAV divided by the difference between one and the applicable front-end sales charge percentage. Class A has a maximum front-end sales charge of 5.75% of the offering price for the Equity Funds and 4.75% of the offering price for the Bond Fund. Class T has a maximum front-end sales charge of 3.50% of the offering price for the Equity Funds and the Bond Fund. Your shares will be bought at the next offering price or NAV, as applicable, calculated after your order is received in proper form.
It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.
Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other Fidelity funds, and accounts under common ownership or control.
Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
When you place an order to buy shares, note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.
(small solid bullet) Fidelity must receive payment within three business days after an order for shares is placed; otherwise your purchase order may be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.
Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.
Certain financial institutions that meet creditworthiness criteria established by Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses. MINIMUMS
TO OPEN AN ACCOUNT $2,500
For certain Fidelity Advisor retirement accountsA $500
Through regular investment plansB $100
TO ADD TO AN ACCOUNT  $100
MINIMUM BALANCE $1,000
For certain Fidelity Advisor retirement accountsA None
A FIDELITY ADVISOR TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
B AN ACCOUNT MAY BE OPENED WITH A MINIMUM OF $100, PROVIDED THAT A REGULAR INVESTMENT PLAN IS ESTABLISHED AT THE TIME THE ACCOUNT IS OPENED.
There is no minimum account balance or initial or subsequent purchase minimum for certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, each fund may waive or lower purchase minimums in other circumstances.
Purchase and account minimums are waived for purchases of Class T shares with distributions from a Fidelity Defined Trust account. PURCHASE AMOUNTS OF MORE THAN $250,000 WILL NOT BE ACCEPTED FOR CLASS B SHARES.
PURCHASE AMOUNTS OF MORE THAN $1 MILLION WILL NOT BE ACCEPTED FOR CLASS C SHARES. THIS LIMIT DOES NOT APPLY TO PURCHASES OF CLASS C SHARES MADE BY AN EMPLOYEE BENEFIT PLAN.

KEY
INFORMATI
ON

PHONE            TO OPEN AN ACCOUNT
                 (bullet)
                 Exchange from the same
                 class of another Fidelity
                 Advisor fund or from
                 certain other Fidelity
                 funds. Call your
                 investment professional
                 or call Fidelity at the
                 appropriate number
                 found in "General
                 Information."
                 TO ADD TO AN
                 ACCOUNT
                 (bullet)
                 Exchange from the same
                 class of another Fidelity
                 Advisor fund or from
                 certain other Fidelity
                 funds. Call your
                 investment professional
                 or call Fidelity at the
                 appropriate number
                 found in "General
                 Information."

MAIL             TO OPEN AN
FIDELITY         ACCOUNT
INVESTMENTS      (bullet)
P.O. BOX 770002  Complete and sign the
CINCINNATI, OH   application. Make your
45277-0081       check payable to the
                 complete name of the
                 fund and note the
                 applicable class. Mail to
                 your investment
                 professional or to the
                 address at left.
                 TO ADD TO AN
                 ACCOUNT
                 (bullet)
                 Make your check
                 payable to the complete
                 name of the fund and
                 note the applicable
                 class. Indicate your fund
                 account number on your
                 check and mail to your
                 investment professional
                 or to the address at left.
                 (bullet)
                 Exchange from the same
                 class of other Fidelity
                 Advisor funds or from
                 certain other Fidelity
                 funds. Send a letter of
                 instruction to your
                 investment professional or
                 to the address at left,
                 including your name, the
                 funds' names, the
                 applicable class names,
                 the fund account
                 numbers, and the dollar
                 amount or number of
                 shares to be exchanged.

IN PERSON        TO OPEN AN
                 ACCOUNT
                 (bullet)
                 Bring your application
                 and check to your
                 investment professional.
                 TO ADD TO AN
                 ACCOUNT
                 (bullet)
                 Bring your check to your
                 investment professional.

WIRE             TO OPEN AN
                 ACCOUNT
                 (bullet)
                 Call your investment
                 professional or call
                 Fidelity at the
                 appropriate number
                 found in "General
                 Information" to set up
                 your account and to
                 arrange a wire
                 transaction.
                 (bullet)
                 Wire to: Banker's Trust
                 Company, Bank Routing
                 # 021001033, Account
                 # 00159759.
                 (bullet)
                 Specify the complete
                 name of the fund, note
                 the applicable class, and
                 include your new fund
                 account number and
                 your name.
                 TO ADD TO AN
                 ACCOUNT
                 (bullet)
                 Wire to: Banker's Trust
                 Company, Bank Routing
                 # 021001033, Account
                 # 00159759.
                 (bullet)
                 Specify the complete
                 name of the fund, note
                 the applicable class, and
                 include your fund
                 account number and
                 your name.

AUTOMATICAL      TO OPEN AN ACCOUNT
LY               (bullet)
                 Not available.
                 TO ADD TO AN
                 ACCOUNT
                 (bullet)
                 Use Fidelity Advisor
                 Systematic Investment
                 Program.
                 (bullet)
                 Use Fidelity Advisor
                 Systematic Exchange
                 Program to exchange
                 from certain Fidelity
                 money market funds or a
                 Fidelity Advisor fund.

SELLING SHARES
The price to sell one share of each class is the class's NAV, minus any applicable CDSC.
Each fund may impose a trading fee on redemptions from the fund.
Any applicable CDSC is calculated based on your original redemption amount.
Your shares will be sold at the next NAV calculated after your order is received in proper form, minus any applicable CDSC.
It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.
Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to sell more than $100,000 worth of shares;
(small solid bullet) Your account registration has changed within the last 30 days;
(small solid bullet) The check is being mailed to a different address than the one on your account (record address);
(small solid bullet) The check is being made payable to someone other than the account owner; or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. When you place an order to sell shares, note the following:
(small solid bullet) If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.
(small solid bullet) Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) Redemption proceeds may be paid in securities or other assets rather than in cash if the Board of Trustees determines it is in the best interests of a fund.
(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.
(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.

KEY INFORMATION

PHONE            (bullet)
                 Call your investment
                 professional or call
                 Fidelity at the
                 appropriate number
                 found in "General
                 Information" to initiate a
                 wire transaction or to
                 request a check for your
                 redemption.
                 (bullet)
                 Exchange to the same
                 class of other Fidelity
                 Advisor funds or to certain
                 other Fidelity funds. Call
                 your investment
                 professional or call
                 Fidelity at the
                 appropriate number
                 found in "General
                 Information."

MAIL:            INDIVIDUAL, JOINT
FIDELITY         TENANT,
INVESTMENTS      SOLE PROPRIETORSHIP,
P.O. BOX 770002  UGMA, UTMA
CINCINNATI, OH   (bullet)
45277-0081       Send a letter of
                 instruction to your
                 investment professional
                 or to the address at left,
                 including your name, the
                 fund's name, the
                 applicable class name,
                 your fund account
                 number, and the dollar
                 amount or number of
                 shares to be sold. The
                 letter of instruction must
                 be signed by all persons
                 required to sign for
                 transactions, exactly as
                 their names appear on
                 the account.
                 RETIREMENT ACCOUNT
                 (bullet)
                 The account owner
                 should complete a
                 retirement distribution
                 form. Call your
                 investment professional
                 or call Fidelity at the
                 appropriate number
                 found in "General
                 Information" to request
                 one.
                 TRUST
                 (bullet)
                 Send a letter of
                 instruction to your
                 investment professional
                 or to the address at left,
                 including the trust's
                 name, the fund's name,
                 the applicable class
                 name, the trust's fund
                 account number, and the
                 dollar amount or number
                 of shares to be sold. The
                 trustee must sign the
                 letter of instruction
                 indicating capacity as
                 trustee. If the trustee's
                 name is not in the
                 account registration,
                 provide a copy of the trust
                 document certified within
                 the last 60 days.
                 BUSINESS OR
                 ORGANIZATION
                 (bullet)
                 Send a letter of
                 instruction to your
                 investment professional
                 or to the address at left,
                 including the firm's
                 name, the fund's name,
                 the applicable class
                 name, the firm's fund
                 account number, and the
                 dollar amount or number
                 of shares to be sold. At
                 least one person
                 authorized by corporate
                 resolution to act on the
                 account must sign the
                 letter of instruction.
                 (bullet)
                 Include a corporate
                 resolution with corporate
                 seal or a signature
                 guarantee.
                 EXECUTOR,
                 ADMINISTRATOR,
                 CONSERVATOR,
                 GUARDIAN
                 (bullet)
                 Call your investment
                 professional or call
                 Fidelity at the
                 appropriate number
                 found in "General
                 Information" for
                 instructions.

IN PERSON        INDIVIDUAL, JOINT
                 TENANT,
                 SOLE PROPRIETORSHIP,
                 UGMA, UTMA
                 (bullet)
                 Bring a letter of
                 instruction to your
                 investment professional.
                 The letter of instruction
                 must be signed by all
                 persons required to sign
                 for transactions, exactly
                 as their names appear on
                 the account.
                 RETIREMENT ACCOUNT
                 (bullet)
                 The account owner
                 should complete a
                 retirement distribution
                 form. Visit your
                 investment professional
                 to request one.
                 TRUST
                 (bullet)
                 Bring a letter of
                 instruction to your
                 investment professional.
                 The trustee must sign the
                 letter of instruction
                 indicating capacity as
                 trustee. If the trustee's
                 name is not in the
                 account registration,
                 provide a copy of the trust
                 document certified within
                 the last 60 days.
                 BUSINESS OR
                 ORGANIZATION
                 (bullet)
                 Bring a letter of
                 instruction to your
                 investment professional.
                 At least one person
                 authorized by corporate
                 resolution to act on the
                 account must sign the
                 letter of instruction.
                 (bullet)
                 Include a corporate
                 resolution with corporate
                 seal or a signature
                 guarantee.
                 EXECUTOR,
                 ADMINISTRATOR,
                 CONSERVATOR,
                 GUARDIAN
                 (bullet)
                 Visit your investment
                 professional for
                 instructions.

AUTOMATICAL      (bullet)
LY               Use Fidelity Advisor
                 Systematic Exchange
                 Program to exchange to
                 the same class of
                 another Fidelity Advisor
                 fund or to certain Fidelity
                 funds.
                 (bullet)
                 Use Fidelity Advisor
                 Systematic Withdrawal
                 Program to set up
                 periodic redemptions
                 from your Class A, Class
                 T, Class B, or Class C
                 account.

EXCHANGING SHARES
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
As a Class A shareholder, you have the privilege of exchanging Class A shares of a fund for the same class of shares of other Fidelity Advisor funds at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund.
As a Class T shareholder, you have the privilege of exchanging Class T shares of a fund for the same class of shares of other Fidelity Advisor funds at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund. If you purchased your Class T shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class T shares for shares of Fidelity Capital Appreciation Fund.
As a Class B shareholder, you have the privilege of exchanging Class B shares of a fund for the same class of shares of other Fidelity Advisor funds or for Advisor B Class shares of Treasury Fund.
As a Class C shareholder, you have the privilege of exchanging Class C shares of a fund for the same class of shares of other Fidelity Advisor funds or for Advisor C Class shares of Treasury Fund.
However, you should note the following policies and restrictions governing exchanges:
(small solid bullet) The fund or class you are exchanging into must be available for sale in your state.
(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund or class, read its prospectus.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year.
(small solid bullet) The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Any exchanges of Class A, Class T, Class B and Class C shares are not subject to a CDSC.
The funds may terminate or modify the exchange privileges in the future.
Other funds may have different exchange restrictions, and may impose trading fees of up to 1.00% of the amount exchanged. Check each fund's prospectus for details.
ACCOUNT FEATURES AND POLICIES
FEATURES
The following features are available to buy and sell shares of the funds.
AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.



FIDELITY ADVISOR
SYSTEMATIC
INVESTMENT
PROGRAM
TO MOVE MONEY FROM
YOUR BANK ACCOUNT TO
A FIDELITY ADVISOR
FUND

MINIMUM MINIMUM                FREQUENCY                       PROCEDURES
INITIAL ADDITIONAL             Monthly, bimonthly, quarterly,  (bullet) To set up for a new account, complete the appropriate section on the application.
$100 $100                      or semi-annually                (bullet) To set up for existing accounts, call your
                                                               investment professional or call Fidelity at
                                                               the appropriate number found in "General Information" for an application.
                                                               (bullet) To make changes, call your investment professional or call Fidelity at the appropriate
                                                               number found in "General Information." Call at least 10
                                                               business days prior to your next
                                                               scheduled investment date.

TO DIRECT DISTRIBUTIONS
FROM A FIDELITY
DEFINED TRUST TO CLASS
T OF A FIDELITY ADVISOR
FUND

MINIMUM       MINIMUM                                          PROCEDURES
INITIAL       ADDITIONAL                                       (bullet) To set up for a new or existing account, call your investment professional or call
Not           Not                                              Fidelity at the appropriate number found in "General
                                                               Information" for the appropriate enrollment
Applicable   Applicable                                        form.
                                                               (bullet) To make changes, call your investment professional or call Fidelity at the appropriate
                                                               number found in "General Information."

FIDELITY
ADVISOR
SYSTEMATIC
EXCHANGE
PROGRAM
TO MOVE MONEY
FROM CERTAIN
FIDELITY MONEY
MARKET FUNDS TO
CLASS A, CLASS T,
CLASS B OR CLASS
C OF A FIDELITY
ADVISOR FUND OR
FROM CLASS A,
CLASS T, CLASS B
OR CLASS C OF A
FIDELITY ADVISOR
FUND TO THE SAME
CLASS OF ANOTHER
FIDELITY ADVISOR
FUND

MINIMUM                       FREQUENCY                         PROCEDURES
$100                          Monthly, quarterly,               (bullet) To set up,
                              semi-annually, or annually        call your investment
                                                                professional or call
                                                                Fidelity at the
                                                                appropriate number
                                                                found in "General
                                                                Information" after
                                                                both accounts are
                                                                opened.
                                                                (bullet) To make
                                                                changes, call your
                                                                investment
                                                                professional or call
                                                                Fidelity at the
                                                                appropriate number
                                                                found in "General
                                                                Information." Call at
                                                                least 2 business days
                                                                prior to your next
                                                                scheduled exchange
                                                                date.
                                                                (bullet) The
                                                                account from which
                                                                the exchanges are to
                                                                be processed must
                                                                have a minimum
                                                                balance of $10,000.
                                                                The account into
                                                                which the exchange is
                                                                being processed must
                                                                have a minimum
                                                                balance of $1,000.

FIDELITY
ADVISOR
SYSTEMATIC
WITHDRAWAL
PROGRAM
TO SET UP PERIODIC
REDEMPTIONS FROM
YOUR CLASS A,
CLASS T, CLASS B
OR CLASS C
ACCOUNT TO YOU OR
TO YOUR BANK
CHECKING ACCOUNT.

MINIMUM              MAXIMUM  FREQUENCY                         PROCEDURES
$100                 $50,000  Class A and Class T: Monthly,     (bullet) Accounts
                              quarterly, or semi-annually       with a value of
                                                                $10,000 or more in
                              Class B and Class C: Monthly or   Class A, Class T, Class
                              quarterly                         B or Class C shares
                                                                are eligible for this
                                                                program.
                                                                (bullet) To set up,
                                                                call your investment
                                                                professional or call
                                                                Fidelity at the
                                                                appropriate number
                                                                found in "General
                                                                Information" for
                                                                instructions.
                                                                (bullet) To make
                                                                changes, call your
                                                                investment
                                                                professional or call
                                                                Fidelity at the
                                                                appropriate number
                                                                found in "General
                                                                Information." Call at
                                                                least 10 business
                                                                days prior to your
                                                                next scheduled
                                                                withdrawal date.
                                                                (bullet) Aggregat
                                                                e redemptions per
                                                                12-month period from
                                                                your Class B or Class
                                                                C account may not
                                                                exceed 10% of the
                                                                account value and are
                                                                not subject to a CDSC;
                                                                and you may set your
                                                                withdrawal amount as
                                                                a percentage of the
                                                                value of your account
                                                                or a fixed dollar
                                                                amount.
                                                                (bullet) Because
                                                                of Class A's and Class
                                                                T's front-end sales
                                                                charge, you may not
                                                                want to set up a
                                                                systematic withdrawal
                                                                plan during a period
                                                                when you are buying
                                                                Class A or Class T
                                                                shares on a regular
                                                                basis.


OTHER FEATURES. The following other features are also available to buy and sell shares of the funds.
WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM. (bullet) You must sign up for the Wire feature before using it. Complete the appropriate section on the application when opening your account.
(bullet) Call your investment professional or call Fidelity at the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.
(bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
(bullet) To add the wire feature or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a signature guarantee, to your investment professional or to Fidelity at the address found in "General Information."
POLICIES
The following policies apply to you as a shareholder.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
(small solid bullet) Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
(small solid bullet) Financial reports (every six months).
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in a fund. Call your investment professional if you need additional copies of financial reports, prospectuses or historical account information.
You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.
When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
If your ACCOUNT BALANCE falls below $1,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus any applicable CDSC, on the day your account is closed.
Fidelity may charge a FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.
Each Equity Fund normally pays dividends and capital gains distributions in December.
The Bond Fund normally declares dividends daily and pays them monthly. The fund normally pays capital gains distributions in December and February.
EARNING DIVIDENDS
Shares of the Bond Fund purchased by an automated purchase order begin to earn dividends on the day your payment is received.
Shares of the Bond Fund purchased by all other purchase orders begin to earn dividends on the first business day following the day your payment is received.
Shares of the Bond Fund earn dividends until, but not including, the next business day following the day of redemption.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each class's distributions:
1. REINVESTMENT OPTION. Your dividends and capital gains distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gains distributions will be automatically reinvested in additional shares of the same class of the fund. Your dividends will be paid in cash.
3. CASH OPTION. Your dividends and capital gains distributions will be paid in cash.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in the same class of shares of another identically registered Fidelity Advisor fund or shares of certain identically registered Fidelity funds. Your capital gains distributions will be automatically reinvested in the same class of shares of another identically registered Fidelity Advisor fund or shares of certain identically registered Fidelity funds, automatically reinvested in additional shares of the same class of the fund, or paid in cash.
Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.
If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.
TAX CONSEQUENCES
As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.
TAXES ON DISTRIBUTIONS. Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, each fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income. Each fund's distributions of long-term capital gains are taxable to you generally as capital gains.
If a fund's distributions exceed its income and capital gains realized in any year, which is sometimes the result of currency-related losses, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital will generally not be taxable to you, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.
If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in the same class of shares of another Fidelity Advisor fund or shares of certain Fidelity funds, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31. TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund is the difference between the cost of your shares and the price you receive when you sell them.

FUND SERVICES


FUND MANAGEMENT
Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
FMR is each fund's manager.
As of ___ __, 199_, FMR had approximately $__ billion in discretionary assets under management.
As the manager, FMR is responsible for choosing the funds' investments and handling their business affairs.
Affiliates assist FMR with foreign investments:
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for each fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. Currently, FMR U.K. provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for each fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
(small solid bullet) Fidelity International Investment Advisors
(FIIA), in Pembroke, Bermuda, serves as a sub-adviser for each fund. As of ___ __, 199_, FIIA had approximately $___ in discretionary assets under management. Currently, FIIA provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England, serves as a sub-adviser for each fund. As of___ __, 199_, FIIA(U.K.)L had approximately $___ in discretionary assets under management. Currently, FIIA(U.K.)L provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
(small solid bullet) Fidelity Investment Japan Ltd. (FIJ), in Tokyo, Japan, serves as a sub-adviser for Advisor Japan, Advisor International Capital Appreciation, Advisor Overseas, Advisor Diversified International, Advisor Global Equity, and Advisor Emerging Markets Income. As of ___ __, 199_, FIJ had approximately $___ in discretionary assets under management. Currently, FIJ is primarily responsible for choosing investments for Advisor Japan. Currently, FIJ provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Advisor International Capital Appreciation, Advisor Overseas, Advisor Diversified International, Advisor Global Equity, and Advisor Emerging Markets Income.
A fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised each fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on a fund.
John Carlson is Vice President and manager of Advisor Emerging Markets Income which he has managed since June 1995. He also manages other Fidelity funds. Prior to joining Fidelity in 1995, Mr. Carlson was executive director of emerging markets at Lehman Brothers International from 1992 through 1995.
Greg Fraser is Vice President and manager of Advisor Diversified International, which he has managed since December 1998. He also manages other Fidelity funds. Since joining Fidelity in 1986, Mr. Fraser has worked as an analyst and manager.
Dick Habermann is Vice President and manager of Advisor Global Equity, which he has managed since December 1998. He also manages other Fidelity funds. Mr. Habermann is a Senior Vice President of FMR Co. Previously, he was Division Head for International Equities and Director of International Research from 1993 to 1996, and Joint Chief Strategist for Portfolio Advisory ServicesSM from 1996 to 1997. Mr. Habermann joined Fidelity in 1968.
Richard Mace, Jr. is Vice President and manager of Advisor Overseas, which he has managed since March 1996. He also manages several other Fidelity funds and serves as a group leader of the international funds. Since joining Fidelity in 1987, Mr. Mace has worked as a manager and analyst.
Kevin McCarey is Vice President and manager of Advisor International Capital Appreciation and Advisor Europe Capital Appreciation, which he has managed since November 1997 and December 1998, respectively. He also manages other Fidelity funds. Since joining Fidelity 1986, Mr. McCarey has worked as analyst and manager.
Brenda Reed is Vice President and manager of Advisor Japan Fund, which she has managed since December 1998. She also manages other Fidelity funds. Since joining Fidelity in 1992, Ms. Reed has worked as an analyst and manager.
Margaret Reynolds is associate manager of Advisor Latin America, which she has managed since December 1998. Since joining Fidelity in 1995, Ms. Reynolds has worked as an analyst and associate manager. Prior to joining Fidelity in 1995, Ms. Reynolds was an international equity and fixed-income analyst with Putnam Investments covering Latin America and other emerging markets from 1986 to 1995.
Patricia Satterthwaite is Vice President and lead manager of Advisor Latin America, which she has managed since December 1998. She also manages other Fidelity funds. Since joining Fidelity in 1986, Ms. Satterthwaite has worked as an analyst and manager.
Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions. Each fund pays a management fee to FMR.
The management fee is calculated and paid to FMR every month.
For Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor International Capital Appreciation, Advisor Diversified International, Advisor Global Equity, and Advisor Emerging Markets Income, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.
For Advisor Overseas, the fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the EAFE Index.
MANAGEMENT  =  BASIC  +/-  PERFORMANCE
FEE            FEE         ADJUSTMENT

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% for the Equity Funds or 0.37% for the Bond Fund, and it drops as total assets under management increase.
For October 1998, the group fee rate was __% for the Equity Funds and for December 1998, the group fee rate was ___% for the Bond Fund. The individual fund fee rate is __% for the Equity Funds and__% for the Bond Fund.
The basic fee for Advisor Overseas for the fiscal year ended October 31, 1998 was __% of the fund's average net assets.
The performance adjustment rate is calculated monthly by comparing Advisor Overseas's performance to that of the EAFE Index over the performance period.
For Advisor Overseas, the performance period is the most recent
36-month period.
The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets throughout the month, and the resulting dollar amount is then added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is (plus/minus)0.20% of the fund's average net assets over the performance period.
For the purposes of calculating the performance adjustment for Advisor Overseas, the fund's investment performance will be based on the average performance of all classes of the fund weighted according to their average assets for each month in the performance period.
The total management fee for the fiscal year ended October 31, 1998 was __%[, after reimbursement,] of the fund's average net assets for Advisor International Capital Appreciation and __%[, after reimbursement,] of the fund's average net assets for Advisor Overseas. The total management fee for the fiscal year ended December 31, 1998 was __%[, after reimbursement,] of the fund's average net assets for Advisor Emerging Markets Income.
FMR pays FMR U.K., FMR Far East, FIJ and FIIA for providing assistance with investment advisory services, and FIIA in turn pays FIIA(U.K.)L. FMR may, from time to time, agree to reimburse each class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated by FMR at any time, can decrease a class's expenses and boost its performance.
[As of December 31, 1998, approximately __%, __%, __%, __% and __% of _____'s, ______'s, _____'s, ______'s, and ______'s total outstanding shares, respectively, were held by FMR [and [an] FMR affiliate[s]]. FUND DISTRIBUTION
Each fund is composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio.
FDC distributes each class's shares.
You may pay a sales charge when you buy or sell your shares.
FDC collects the sales charge.
The front-end sales charge will be reduced for purchases of Class A and Class T shares according to the sales charge schedules below.

SALES CHARGES AND CONCESSIONS - CLASS A
EQUITY FUNDS:        SALES CHARGE                  INVESTMENT
                                                   PROFESSIONAL
                                                   CONCESSION AS %
                                                   OF OFFERING PRICE

                     AS A % OF     AS AN
                     OFFERING      APPROXIMATE %
                     PRICE         OF NET AMOUNT
                                   INVESTED

UP TO $49,999         5.75%         6.10%           5.00%

$50,000 TO $99,999    4.50%         4.71%           3.75%

$100,000 TO           3.50%         3.63%           2.75%
$249,999

$250,000 TO           2.50%         2.56%           2.00%
$499,999

$500,000 TO           2.00%         2.04%           1.75%
$999,999

$1,000,000 TO          1.00%        1.01%           0.75%
$24,999,999

$25,000,000 OR MORE   NONE*         NONE*           *

* SEE "FINDER'S FEE" SECTION BELOW.

BOND FUND:           SALES CHARGE                 INVESTMENT
                                                  PROFESSIONAL
                                                  CONCESSION AS %
                                                  OF OFFERING PRICE

                     AS A % OF     AS AN
                     OFFERING      APPROXIMATE %
                     PRICE         OF NET AMOUNT
                                   INVESTED

UP TO $49,999         4.75%         4.99%          4.25%

$50,000 TO $99,999    4.50%         4.71%          4.00%

$100,000 TO           3.50%         3.63%          3.00%
$249,999

$250,000 TO           2.50%         2.56%          2.25%
$499,999

$500,000 TO           2.00%         2.04%          1.75%
$999,999

$1,000,000 TO         0.50%         0.50%          0.50%
$24,999,999

$25,000,000 OR MORE   NONE*         NONE*          *

* SEE "FINDER'S FEE" SECTION BELOW.

SALES CHARGES AND CONCESSIONS - CLASS T
EQUITY FUNDS:       SALES CHARGE                  INVESTMENT
                                                  PROFESSIONAL
                                                  CONCESSION AS %
                                                  OF OFFERING PRICE

                    AS A % OF     AS AN
                    OFFERING      APPROXIMATE %
                    PRICE         OF NET AMOUNT
                                  INVESTED

UP TO $49,999        3.50%         3.63%           3.00%

$50,000 TO $99,999   3.00%         3.09%           2.50%

$100,000 TO          2.50%         2.56%           2.00%
$249,999

$250,000 TO          1.50%         1.52%           1.25%
$499,999

$500,000 TO          1.00%         1.01%           0.75%
$999,999

$1,000,000 OR MORE   NONE*         NONE*           *

* SEE "FINDER'S FEE" SECTION BELOW.

BOND FUND:          SALES CHARGE                  INVESTMENT
                                                  PROFESSIONAL
                                                  CONCESSION AS %
                                                  OF OFFERING PRICE

                    AS A % OF     AS AN
                    OFFERING      APPROXIMATE %
                    PRICE         OF NET AMOUNT
                                  INVESTED

UP TO $49,999        3.50%         3.63%           3.00%

$50,000 TO $99,999   3.00%         3.09%           2.50%

$100,000 TO          2.50%         2.56%           2.00%
$249,999

$250,000 TO          1.50%         1.52%           1.25%
$499,999

$500,000 TO          1.00%         1.01%           0.75%
$999,999

$1,000,000 OR MORE  NONE*         NONE*           *

* SEE "FINDER'S FEE" SECTION BELOW.
Class A or Class T shares purchased by an individual or company through the Combined Purchase, Rights of Accumulation or Letter of Intent program may receive a reduced front-end sales charge according to the sales charge schedules above. To qualify for a Class A or Class T front-end sales charge reduction under one of these programs, you must notify Fidelity in advance of your purchase. More detailed information about these programs is contained in the Statement of Additional Information (SAI).
COMBINED PURCHASE. To receive a Class A or Class T front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class T shares with purchases of: (i) Class A , Class T, Class B and Class C shares of any Fidelity Advisor fund and
(ii) Advisor B Class shares and Advisor C Class shares of Treasury
Fund.
RIGHTS OF ACCUMULATION. To receive a Class A or Class T front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class T shares the current value of your holdings in: (i) Class A, Class T, Class B and Class C shares of any Fidelity Advisor fund, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund and (iii) Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund acquired by exchange from any Fidelity Advisor fund.
LETTER OF INTENT. You may receive a Class A or Class T front-end sales charge reduction on your purchases of Class A and Class T shares made during a 13-month period by signing a Letter of Intent (Letter). Each Class A or Class T purchase you make after you sign the Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter: (i) Class A and Class T shares of any Fidelity Advisor fund (except those acquired by exchange from Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund that had been previously exchanged from a Fidelity Advisor fund), (ii) Class B and Class C shares of any Fidelity Advisor fund and (iii) Advisor B Class shares and Advisor C Class shares of Treasury Fund. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter. Class B shares may, upon redemption, be assessed a CDSC based on the following schedule:

EQUITY FUNDS
AND BOND FUND
- CLASS B:

FROM DATE OF PURCHASE    CONTINGENT DEFERRED
                         SALES CHARGE

LESS THAN 1 YEAR          5%

1 YEAR TO LESS THAN 2     4%
YEARS

2 YEARS TO LESS THAN 3    3%
YEARS

3 YEARS TO LESS THAN 4    3%
YEARS

4 YEARS TO LESS THAN 5    2%
YEARS

5 YEARS TO LESS THAN 6    1%
YEARS

6 YEARS TO LESS THAN 7    0%
YEARS A

A AFTER SEVEN YEARS, CLASS B SHARES WILL CONVERT AUTOMATICALLY TO
CLASS A SHARES OF THE SAME FIDELITY ADVISOR FUND.

When exchanging Class B shares of one fund for Class B shares of another Fidelity Advisor fund or Advisor B Class shares of Treasury Fund, your Class B shares retain the CDSC schedule in effect when they were originally bought.
Except as provided below, investment professionals receive as compensation from FDC, at the time of sale, a concession equal to 4.00% of your purchase of Class B shares. For purchases of Class B shares through reinvested dividends or capital gains distributions, investment professionals do not receive a concession at the time of sale.
Class C shares may, upon redemption within one year of purchase, be assessed a CDSC of 1.00%.
Except as provided below, investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. For purchases of Class C shares made for an employee benefit plan or through reinvested dividends or capital gains distributions, investment professionals do not receive a concession at the time of sale.
The CDSC for Class B and Class C shares will be calculated based on the lesser of the cost of the Class B or Class C shares, as applicable, at the initial date of purchase or the value of those Class B or Class C shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class B and Class C shares acquired through reinvestment of dividends or capital gains distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, Class B or Class C shares representing reinvested dividends and capital gains will be redeemed first, followed by those Class B or Class C shares that have been held for the longest period of time.
A front-end sales charge will not apply to the following Class A shares:
1. Purchased for an employee benefit plan with at least $25 million or more in plan assets;
2. Purchased for an employee benefit plan investing through an insurance company separate account used to fund annuity contracts;
3. Purchased for an employee benefit plan investing through a trust institution, bank trust department or insurance company, or any such institution's broker-dealer affiliate that is not part of an organization primarily engaged in the brokerage business. Employee benefit plans that participate in the Advisor Retirement Connection do not qualify for this waiver;
4. Purchased for an employee benefit plan investing through an investment professional sponsored program that requires the participating employee benefit plan to initially invest in Class C or Class B shares and, upon meeting certain criteria, subsequently requires the plan to invest in Class A shares;
5. Purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Employee benefit plans and accounts managed by third parties do not qualify for this waiver;
6. Purchased by a broker-dealer for a managed account that is charged an asset-based fee. Employee benefit plans do not qualify for this waiver;
7. Purchased by a registered investment advisor that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee. Employee benefit plans do not qualify for this waiver; or
8. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC.
A front-end sales charge will not apply to the following Class T shares:
1. Purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans;
2. Purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Accounts managed by third parties do not qualify for this waiver;
3. Purchased by a broker-dealer for a managed account that is charged an asset-based fee;
4. Purchased by a registered investment advisor that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee;
5. Purchased for an employee benefit plan, except certain small employer retirement plans;
6. Purchased for a Fidelity or Fidelity Advisor account with the proceeds of a distribution from (i) an insurance company separate account used to fund annuity contracts for employee benefit plans that are invested in Fidelity Advisor or Fidelity funds, or (ii) an employee benefit plan that is invested in Fidelity Advisor or Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.);
7. Purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;
8. Purchased with redemption proceeds from other mutual fund complexes on which you have previously paid a front-end sales charge or CDSC;
9. Purchased by a current or former trustee or officer of a Fidelity fund or a current or retired officer, director or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee;
10. Purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;
11. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC;
12. Purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code); or
13. Purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts.
Employee benefit plan investors must meet additional requirements specified in the funds' SAI.
The CDSC on Class B and Class C shares may be waived:
1. In cases of disability or death, provided that the shares are sold within one year following the death or the initial determination of disability;
2. In connection with a total or partial redemption related to certain distributions from retirement plans or accounts at age 701/2 which are permitted without penalty pursuant to the Internal Revenue Code;
3. In connection with redemptions through the Fidelity Advisor Systematic Withdrawal Program; or
4. (Applicable to Class C only) In connection with any redemptions from an employee benefit plan. Employee benefit plan investors must meet additional requirements specified in the funds' SAI.
To qualify for a Class A or Class T front-end sales charge reduction or waiver or a finder's fee, you must notify Fidelity in advance of your purchase.
To qualify for a Class B or Class C CDSC waiver, you must notify Fidelity in advance of your redemption.
FINDER'S FEE. On eligible purchases of (i) Class A shares in amounts of $1 million or more that qualify for a Class A load waiver, (ii) Class A shares in amounts of $25 million or more, and (iii) Class T shares in amounts of $1 million or more, investment professionals will be compensated with a fee at the rate of 0.25% of the purchase amount. Shares held by an insurance company separate account will be aggregated at the client (e.g., the contract holder or plan sponsor) level, not at the separate account level. Upon request, anyone claiming eligibility for the 0.25% fee with respect to shares held by an insurance company separate account must provide Fidelity access to records detailing purchases at the client level.
Except as provided below, any assets on which a finder's fee has been paid will bear a contingent deferred sales charge (Class A or Class T
CDSC) if they do not remain in Class A or Class T shares of the Fidelity Advisor funds, or Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund, for a period of at least one uninterrupted year. The Class A or Class T CDSC will be 0.25% of the lesser of the cost of the Class A or Class T shares, as applicable, at the initial date of purchase or the value of those Class A or Class T shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A and Class T shares acquired through reinvestment of dividends or capital gains distributions will not be subject to a Class A or Class T CDSC. In determining the applicability and rate of any Class A or Class T CDSC at redemption, Class A or Class T shares representing reinvested dividends and capital gains will be redeemed first, followed by those Class A or Class T CDSC shares that have been held for the longest period of time.
With respect to shares held by an insurance company separate account, the Class A or Class T CDSC does not apply.
With respect to employee benefit plans, the Class A or Class T CDSC does not apply to the following types of redemptions: (i) plan loans or distributions or (ii) exchanges to non-Advisor fund investment options. With respect to Individual Retirement Accounts, the Class A or Class T CDSC does not apply to redemptions made for disability, payment of death benefits, or required partial distributions starting at age 70.
REINSTATEMENT PRIVILEGE. If you have sold all or part of your Class A, Class T, Class B or Class C shares of a fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity Advisor fund, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by reinvesting that amount in Class A, Class T, Class B or Class C shares, as applicable. You must reinstate your Class A, Class T, Class B or Class C shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to a fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class A, Class T, Class B or Class C shares had not been redeemed.
CONVERSION FEATURE. After seven years from the initial date of purchase, Class B shares and any capital appreciation associated with those shares, convert automatically to Class A shares of the same Fidelity Advisor fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class B shares bought through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares. Class A of each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Class A of each fund is authorized to pay FDC a monthly 12b-1 fee as compensation for providing services intended to result in the sale of Class A shares and/or shareholder support services. Class A of the Equity Funds may pay FDC a 12b-1 fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class A of the Bond Fund may pay FDC a 12b-1 fee at an annual rate of 0.40% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class A of Equity Funds currently pays FDC a monthly 12b-1 fee at an annual rate of 0.25% of its average net assets throughout the month. Class A of the Bond Fund currently pays FDC a monthly 12b-1 fee at an annual rate of 0.15% of its average net assets throughout the month. Class A's 12b-1 fee rate may be increased only when the Trustees believe that it is in the best interests of Class A shareholders to do so.
Class T of each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Class T of each fund is authorized to pay FDC a monthly 12b-1 fee as compensation for providing services intended to result in the sale of Class T shares and/or shareholder support services. Class T of Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor International Capital Appreciation, Advisor Diversified International, and Advisor Global Equity may pay FDC a 12b-1 fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class T of Advisor Overseas may pay FDC a 12b-1 fee at an annual rate of 0.65% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class T of Advisor Emerging Markets Income may pay FDC a 12b-1 fee at an annual rate of 0.40% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class T of the Equity Funds currently pays FDC a monthly 12b-1 fee at an annual rate of 0.50% of its average net assets throughout the month. Class T of the Bond Fund currently pays FDC a monthly 12b-1 fee at an annual rate of 0.25% of its average net assets throughout the month. Class T's 12b-1 fee rate may be increased only when the Trustees believe that it is in the best interests of Class T shareholders to do so.
FDC may reallow to intermediaries (such as banks, broker-dealers and other service-providers), including its affiliates, up to the full amount of the Class A and Class T 12b-1 fee, for providing services intended to result in the sale of Class A or Class T shares and/or shareholder support services.
Class B of each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Class B of each fund is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class B shares. Class B of each fund may pay FDC a 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class B of the Equity Funds currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month. Class B of the Bond Fund currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.65% of its average net assets throughout the month. Class B's 12b-1 (distribution) fee rate for the Bond Fund may be increased only when the Trustees believe that it is in the best interests of Class B shareholders to do so.
In addition, pursuant to each Class B plan, Class B of each fund pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class B's average net assets throughout the month for providing shareholder support services.
FDC may reallow up to the full amount of the Class B 12b-1 (service) fee to intermediaries (such as banks, broker-dealers and other service-providers) for providing shareholder support services.
Class C of each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Class C of each fund is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C of each fund currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.
In addition, pursuant to each Class C plan, Class C of each fund pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets throughout the month for providing shareholder support services.
Normally, after the first year of investment, FDC may reallow up to the full amount of the Class C 12b-1 (distribution) fees to intermediaries (such as banks, broker-dealers and other service-providers) for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the Class C 12b-1 (service) fee to intermediaries for providing shareholder support services.
For purchases of Class C shares made for an employee benefit plan or through reinvestment of dividends or capital gains distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of the Class C 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the Class C 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.
Because 12b-1 fees are paid out of each class's assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.
In addition, each plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of the applicable class's shares and/or shareholder support services, including payments made to intermediaries that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.
To receive sales concessions, finder's fees and payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.
FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of the Fidelity Advisor funds, provided that a fund receives brokerage services and commission rates comparable to those of other broker-dealers.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This Prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell or to buy shares of the funds to any person to whom it is unlawful to make such offer.

APPENDIX


FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each class's financial history. Class T of Advisor Overseas has financial history for the past 5 years. The remaining classes and funds have under 5 years of financial history, beginning with their respective commencement of operations dates. Certain information reflects financial results for a single class share. Total returns for each period include the reinvestment of all dividends and distributions. This information has been audited by ________, independent accountants, whose report, along with each fund's financial highlights and financial statements, are included in each fund's Annual Report. A free copy of each Annual Report is available upon request. Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor Diversified International, and Advisor Global Equity commenced operations on ___ __, 199_.

[Financial Highlights to be filed by subsequent amendment.]

PRIOR PERFORMANCE OF SIMILAR FUNDS
Because Advisor Diversified International, Advisor Europe Capital Appreciation, Advisor Japan, Advisor Latin America, and Advisor Global Equity (Corresponding Funds) were new when this prospectus was printed, their performance history is not included. However, Advisor Diversified International, Advisor Europe Capital Appreciation, Advisor Japan, and Advisor Latin America are modeled after the following existing funds, respectively: Fidelity Diversified International Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Japan Fund, and Fidelity Latin America Fund (Related Funds). Advisor Global Equity has investment objectives and policies that are substantially similar to those of other accounts managed by FMR or an affiliate (Related Accounts). The comparable existing funds and similar accounts are collectively referred to as the "Related Funds and Accounts."
The Related Funds and Accounts are managed by FMR or an affiliate and have investment objectives, policies, and strategies that are substantially similar to those of the Corresponding Funds offered through this prospectus. The Related Funds and Accounts, however, have different expenses and are sold through different distribution channels.
Below you will find information about the prior performance of the Related Funds and Accounts, not the performance of the Corresponding Funds offered through this prospectus. The performance data of the Related Funds and Accounts is net of advisory fees and other expenses. Although the Corresponding Funds have substantially similar investment objectives, policies, and strategies as the Related Funds and Accounts, you should not assume that the Corresponding Funds will have the same performance as the Related Funds and Accounts. For example, a Corresponding Fund's future performance may be better or worse than the performance of its Related Fund or Account due to, among other things, differences in sales charges, expenses, asset sizes and cash flows between the Corresponding Fund and its Related Fund or Account. Class A, Class T, Class B, and Class C shares of the Corresponding Funds may have higher sales charges and may have higher total expenses than the Related Funds and Accounts, which would have resulted in lower performance if each Corresponding Fund's current sales charges and expenses had been applied to the performance of the Related Funds and Accounts. Certain investors may be eligible for sales charge waivers.
The Related Accounts with policies similar to those of Advisor Global Equity include funds organized in foreign jurisdictions that are not offered to U.S. investors. These funds have different expense structures and are subject to different regulatory requirements than U.S. mutual funds, which may affect their performance.
Advisor Global Equity is subject to restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 (E.G., limits on the percentage of assets invested in securities of issuers in a single industry and requirements on distributing income to shareholders) that do not apply to its Related Accounts. These differences may affect the performance of Advisor Global Equity and cause it to differ from that of its Related Accounts, but do not change the substantial similarity between Advisor Global Equity and its Related Accounts.
The total returns that follow are based on past results of the Related Funds and Accounts and do not reflect the effect of taxes. In the case of Advisor Global Equity, the prior performance shown is for a composite of non-mutual fund accounts with substantially similar investment objectives and policies (Composite). The methodology for calculating the performance of the non-mutual fund accounts differs from that required to be employed by mutual funds that are offered in the United States.
The first table below shows the corresponding Related Funds or the Composite of Advisor Diversified International, Advisor Europe Capital Appreciation, Advisor Japan, Advisor Latin America, and Advisor Global Equity; the date FMR began managing each Related Fund and the date of the commencement of the Composite; and the asset size of each Related Fund or the Composite as of December 31, 1998.
The next group of tables below shows changes in the performance of each Related Fund or the Composite, as applicable, from year to year. The last group of tables below compares the performance of each Related Fund or the Composite, as applicable, to the performance of a market index and similar funds over various periods of time.
The performance of each Related Fund or the Composite, as applicable, does not represent the past performance of the Corresponding Funds and should not be interpreted as indicative of the future performance of the Corresponding Funds or the Related Funds and Accounts.

CORRESPONDING            RELATED FUNDS OR
FUNDS OFFERED            COMPOSITE
THROUGH THIS             (INCEPTION DATE)
PROSPECTUS               AND ASSET SIZE



FIDELITY ADVISOR         FIDELITY DIVERSIFIED
DIVERSIFIED              INTERNATIONAL FUND
INTERNATIONAL FUND       (DECEMBER 27, 1991)
                         $ ____________



FIDELITY ADVISOR         FIDELITY EUROPE
EUROPE CAPITAL           CAPITAL APPRECIATION
APPRECIATION FUND        FUND
                         (DECEMBER 21, 1993)
                         $ ____________



FIDELITY ADVISOR         FIDELITY JAPAN FUND
JAPAN FUND               (SEPTEMBER 15, 1992)
                         $ ____________



FIDELITY ADVISOR LATIN   FIDELITY LATIN
AMERICA FUND             AMERICA FUND
                         (APRIL 19, 1993) $
                         ____________



FIDELITY ADVISOR         COMPOSITE OF
GLOBAL EQUITY FUND       NON-MUTUAL FUND
                         ACCOUNTS
                         MANAGED BY FMR OR
                         AN AFFILIATE
                         (MARCH 31, 1993)
                         $____________


YEAR-BY-YEAR RETURNS FOR THE RELATED FUNDS AND THE COMPOSITE
The returns in the following tables do not include the effect of Fidelity Europe Capital Appreciation Fund's, Fidelity Japan Fund's, or Fidelity Latin America Fund's applicable front-end sales charge. If the effect of the sales charge was reflected, returns would be lower than those shown.

FIDELITY DIVERSIFIED
INTERNATIONAL FUND

CALENDAR YEARS         1992  1993  1994  1995  1996  1997  1998

                       %     %     %     %     %     %     %

PERCENTAGE
(%)



40

30

20

10

0

-10

                       1992  1993  1994  1995  1996  1997  1998

During the periods shown in the chart for Fidelity Diversified
International Fund, the highest return for a quarter was __% (quarter ending [calendar quarter], [19__]) and the lowest return for a quarter was __% (quarter ending [calendar quarter], [19__]).

FIDELITY EUROPE
CAPITAL
APPRECIATION FUND

CALENDAR YEARS      1994      1995      1996  1997      1998

                    %         %         %     %         %

PERCENTAGE
(%)



40

30

20

10

0

-10

                     1994      1995      1996  1997     1998

During the periods shown in the chart for Fidelity Europe Capital
Appreciation Fund, the highest return for a quarter was __% (quarter ending [calendar quarter], [19__]) and the lowest return for a quarter was __% (quarter ending [calendar quarter], [19__]).

FIDELITY
JAPAN FUND

CALENDAR YEARS  1993      1994      1995      1996          1997          1998

                %         %         %         %             %             %


PERCENTAGE
(%)

40

30

20

10

0

-10

-20

                1993      1994      1995      1996           1997        1998

During the periods shown in the chart for Fidelity Japan Fund, the highest return for a quarter was __% (quarter ending [calendar quarter], [19__]) and the lowest return for a quarter was __% (quarter ending [calendar quarter], [19__]).

FIDELITY LATIN
AMERICA FUND

CALENDAR YEARS   1994  1995  1996  1997  1998

                 %     %     %     %     %

PERCENTAGE
(%)



40

30

20

10

0

-10

-20

-30

                 1994  1995  1996  1997  1998

During the periods shown in the chart for Fidelity Latin America Fund, the highest return for a quarter was __% (quarter ending [calendar quarter], [19__]) and the lowest return for a quarter was __% (quarter ending [calendar quarter], [19__]).

COMPOSITE(DAGGER)

CALENDAR YEARS      1994      1995      1996      1997          1998

                    %         %         %         %             %







PERCENTAGE
(%)



40

30

20

10

0

-10

-20

                     1994     1995      1996      1997          1998


(dagger) The methodology for calculating the performance of the non-mutual fund accounts in the Composite differs from that required to be employed by mutual funds that are offered in the United States. [During the periods shown in the chart for the Composite, the highest return for a quarter was __% (quarter ending [calendar quarter], [19__]) and the lowest return for a quarter was __% (quarter ending [calendar quarter], [19__]).
AVERAGE ANNUAL RETURNS FOR THE RELATED FUNDS AND THE COMPOSITE
The returns in the following table include the effect of Fidelity Europe Capital Appreciation Fund's, Fidelity Japan Fund's, and Fidelity Latin America Fund's maximum applicable front-end sales charge.

RELATED
FUNDS [A]

                                                         PAST 10 YEARS/
FOR THE PERIODS   PAST 1 YEAR      PAST 5 YEARS          LIFE OF FUND+
ENDED DECEMBER
31, 1998

FIDELITY          %                %                     %
DIVERSIFIED
INTERNATIONAL
FUND [B]

MORGAN STANLEY    %                %                     %
CAPITAL
INTERNATIONAL
GDP-WEIGHTED
EAFE INDEX

MORGAN STANLEY    %                %                     %
CAPITAL
INTERNATIONAL
CAP-WEIGHTED
EAFE INDEX

LIPPER            %                %                     %
INTERNATIONAL
FUNDS AVERAGE

FIDELITY EUROPE   %                N/A                   %
CAPITAL
APPRECIATION
FUND [B]

MORGAN STANLEY    %                %                     %
CAPITAL
INTERNATIONAL
EUROPE INDEX

LIPPER EUROPEAN   %                %                     %
REGION FUNDS
AVERAGE

FIDELITY JAPAN    %                %                     %
FUND [B]

TOKYO STOCK       %                %                     %
PRICE INDEX
(TOPIX)

LIPPER JAPANESE   %                %                     %
FUNDS AVERAGE

FIDELITY LATIN    %                %                     %
AMERICA FUND
[B]

MORGAN STANLEY    %                %                     %
CAPITAL
INTERNATIONAL
EMERGING
MARKETS
FREE-LATIN
AMERICA INDEX

                  %                %                     %
LIPPER LATIN
AMERICA REGION
FUNDS AVERAGE

+ FROM
JANUARY
1, 1992
(FIDELIT
Y
DIVERSI
FIED
INTERNAT
IONAL
FUND),
JANUARY
1, 1993
(FIDELIT
Y JAPAN
FUND),
AND
JANUARY
1, 1994
(FIDELIT
Y
EUROPE
CAPITAL
APPREC
IATION
FUND
AND
FIDELITY
LATIN
AMERIC
A
FUND).
[A] THE
FUNDS
OFFERED
THROUGH
THIS
PROSPEC
TUS
CHARGE
A
12B-1
FEE,
WHILE
THE
RELATED
FUNDS
DO NOT.
THE
FUNDS
OFFERED
THROUGH
THIS
PROSPEC
TUS
MAY
SELL
THEIR
SHARES
WITH A
FRONT-E
ND
SALES
CHARGE
OR
CONTING
ENT
DEFERRE
D SALES
CHARGE.
CERTAIN
INVESTO
RS MAY
BE
ELIGIBLE
FOR
SALES
CHARGE
WAIVERS
 .
FIDELITY
EUROPE
CAPITAL
APPREC
IATION
FUND,
FIDELITY
JAPAN
FUND,
AND
FIDELITY
LATIN
AMERIC
A FUND
SELL
THEIR
SHARES
WITH A
MAXIM
UM
FRONT-E
ND
SALES
CHARGE
OF
3.0%,
WHILE
FIDELITY
DIVERSI
FIED
INTERNAT
IONAL
FUND
DOES
NOT
CHARGE
A SALES
CHARGE.
INCLUDI
NG ANY
APPLICA
BLE
SALES
CHARGE
AND/OR
12B-1
FEE IN A
PERFOR
MANCE
CALCULAT
ION
PRODUC
ES A
LOWER
RETURN.
[B] FOR THE
FISCAL
YEAR
ENDED
OCTOBE
R 31,
1998,
THE
TOTAL
OPERATI
NG
EXPENS
ES WERE
___%
FOR
FIDELITY
DIVERSI
FIED
INTERNAT
IONAL
FUND,
___%
FOR
FIDELITY
EUROPE
CAPITAL
APPREC
IATION
FUND,
___%
FOR
FIDELITY
JAPAN
FUND,
AND
___%
FOR
FIDELITY
LATIN
AMERIC
A FUND
(INCLUDI
NG ANY
APPLICA
BLE
EXPENS
E
REDUCTI
ONS). IF
FMR
HAD NOT
REIMBU
RSED
CERTAIN
EXPENS
ES
DURING
THESE
PERIODS
,
FIDELITY
DIVERSI
FIED
INTERNAT
IONAL
FUND'S
AND
FIDELITY
JAPAN
FUND'S
TOTAL
RETURNS
WOULD
HAVE
BEEN
LOWER.

COMPOSITE(DAGGER)

FOR THE PERIODS ENDED                                 LIFE OF
DECEMBER 31, 1998          PAST 1 YEAR  PAST 5 YEARS  COMPOSITE+

COMPOSITE                  %            %             %

MORGAN STANLEY CAPITAL     %            %             %
INTERNATIONAL WORLD INDEX

LIPPER GLOBAL FUNDS        %            %             %
AVERAGE

(dagger) The Composite is the asset-weighted composite performance of three Related Accounts, which are all the non-mutual fund accounts that have substantially similar investment objectives, policies, and strategies as Advisor Global Equity. The Composite reflects the deduction of fees and expenses of 2.75%, which may be higher or lower than any particular Related Account. Composite performance results are valued monthly and are asset-weighted by using beginning of month market values.
+ Life of Composite figures are from March 31, 1993, when the oldest account in the Composite began reporting its performance in U.S. dollars.
You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). For Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor Diversified International, and Advisor Global Equity, financial reports will be available once the funds have completed their first annual or semi-annual period. Each fund's annual and semi-annual reports include a discussion of recent market conditions and the fund's investment strategies, performance and holdings.
For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-___-____.
The SAI, the funds' annual and semi-annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room. INVESTMENT COMPANY ACT OF 1940, FILE NUMBER, 811-3855
Fidelity Investments & (Pyramid) Design, Fidelity, Fidelity Investments, and Directed Dividends are registered trademarks of FMR Corp.
Portfolio Advisor Services is a service mark of FMR Corp.
The third party marks appearing above are the marks of their respective owners.

1.702979.101 AINT-pro-0299

LIKE SECURITIES OF ALL MUTUAL
FUNDS, THESE SECURITIES HAVE
NOT BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND EXCHANGE
COMMISSION, AND THE
SECURITIES AND EXCHANGE
COMMISSION HAS NOT
DETERMINED IF THIS PROSPECTUS
IS ACCURATE OR COMPLETE. ANY
REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.

FIDELITY ADVISOR
INTERNATIONAL FUNDS
INSTITUTIONAL CLASS

FIDELITY ADVISOR LATIN AMERICA FUND
FIDELITY ADVISOR JAPAN FUND
FIDELITY ADVISOR EUROPE CAPITAL APPRECIATION FUND
FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND
FIDELITY ADVISOR OVERSEAS FUND
FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND
FIDELITY ADVISOR GLOBAL EQUITY FUND
FIDELITY ADVISOR EMERGING MARKETS INCOME FUND

PROSPECTUS
FEBRUARY 26, 1999

(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

CONTENTS


FUND SUMMARY             3   INVESTMENT SUMMARY

                         6   PERFORMANCE

                         7   FEE TABLE

FUND BASICS              11  INVESTMENT DETAILS

                         14  VALUING SHARES

SHAREHOLDER INFORMATION  14  BUYING AND SELLING SHARES

                         21  EXCHANGING SHARES

                         21  ACCOUNT FEATURES AND POLICIES

                         23  DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

                         23  TAX CONSEQUENCES

FUND SERVICES            24  FUND MANAGEMENT

                         25  FUND DISTRIBUTION

APPENDIX                 25  FINANCIAL HIGHLIGHTS

                         27  PRIOR PERFORMANCE OF SIMILAR FUNDS

FUND SUMMARY


INVESTMENT SUMMARY
INVESTMENT OBJECTIVE
ADVISOR LATIN AMERICA FUND seeks high total investment return. PRINCIPAL INVESTMENT STRATEGIES
Fidelity Management & Research Company (FMR)'s principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in securities of Latin American issuers.
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Allocating investments across countries considering the size of the market in each country relative to the size of the markets in Latin America as a whole.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile. (small solid bullet) GEOGRAPHIC CONCENTRATION IN LATIN AMERICA. The Latin American economies are generally considered emerging markets and are significantly affected by currency devaluations. The markets in Latin America can be extremely volatile.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
ADVISOR JAPAN FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in securities of Japanese issuers.
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) GEOGRAPHIC CONCENTRATION IN JAPAN. The Japanese economy is currently in a recession. International trade and government policy significantly affect economic growth.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
ADVISOR EUROPE CAPITAL APPRECIATION FUND seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in securities of issuers that have their principal activities in Europe. (small solid bullet) Investing primarily in common stocks.
(small solid bullet) Allocating investments across countries considering the size of the market in each country relative to the size of the markets in Europe as a whole.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile. (small solid bullet) GEOGRAPHIC CONCENTRATION IN EUROPE. Both developed and emerging market countries in Europe will be significantly affected by the tight fiscal and monetary controls required to join the European Economic and Monetary Union (EMU). (small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND seeks capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in foreign securities, including securities of issuers located in emerging markets.
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile. (small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
ADVISOR OVERSEAS FUND seeks growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in foreign securities.
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
ADVISOR DIVERSIFIED INTERNATIONAL FUND seeks capital growth.
PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in foreign securities.
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.
(small solid bullet) Using computer-aided, quantitative analysis of historical earnings, dividend yield, earnings per share and other factors supported by fundamental analysis to select investments. PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
(small solid bullet) QUANTITATIVE INVESTING. Securities selected using quantitative analysis can perform differently than the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
ADVISOR GLOBAL EQUITY FUND seeks long-term growth of capital. PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing in securities issued anywhere in the world.
(small solid bullet) Investing at least 65% of total assets in common stocks.
(small solid bullet) Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the world market as a whole.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
ADVISOR EMERGING MARKETS INCOME FUND seeks a high level of current income. As a secondary objective, the fund seeks capital appreciation. PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in debt securities of issuers in emerging markets (countries that have an emerging stock market as defined by the International Finance Corporation, countries with low- to middle-income economies according to the World Bank, and countries that are listed in World Bank publications as "developing").
(small solid bullet) Potentially investing in other types of securities, including equity securities of emerging market issuers, debt securities of non-emerging market foreign issuers, and lower-quality debt securities of U.S. issuers.
(small solid bullet) Allocating investments across countries considering the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile. (small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
PERFORMANCE
The following information illustrates Advisor International Capital Appreciation's performance over the past year and the changes in Advisor Overseas's and Advisor Emerging Markets Income's performance from year to year and compares the funds' performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Returns are based on past results and are not an indication of future performance.
Because Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor Diversified International, and Advisor Global Equity were new when this prospectus was printed, their performance history is not included. Performance history will be available for Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor Diversified International, and Advisor Global Equity after each fund has been in operation for one calendar year.

YEAR-BY-YEAR RETURNS

ADVISOR
INTERNATIONAL
CAPITAL
APPRECIATION

CALENDAR YEARS  1998

                %


PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: NIL
ROW: 9, COL: 1, VALUE: NIL
ROW: 10, COL: 1, VALUE: NIL
DURING THE PERIOD SHOWN IN THE CHART FOR INSTITUTIONAL CLASS OF
ADVISOR INTERNATIONAL CAPITAL APPRECIATION, THE HIGHEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING ____, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING ____, 1998).

ADVISOR
OVERSEAS

CALENDAR YEARS  1996  1997  1998

                %     %     %


PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: NIL
ROW: 9, COL: 1, VALUE: NIL
ROW: 10, COL: 1, VALUE: NIL
DURING THE PERIODS SHOWN IN THE CHART FOR INSTITUTIONAL CLASS OF
ADVISOR OVERSESAS, THE HIGHEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING ____, 199_) AND THE LOWEST RETURN FOR A QUARTER WAS __%
(QUARTER ENDING ____, 199_).

ADVISOR
EMERGING
MARKETS
INCOME

CALENDAR YEARS  1996  1997  1998

                %     %     %


PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: NIL
ROW: 9, COL: 1, VALUE: NIL
ROW: 10, COL: 1, VALUE: NIL
DURING THE PERIODS SHOWN IN THE CHART FOR INSTITUTIONAL CLASS OF
ADVISOR EMERGING MARKETS INCOME, THE HIGHEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING ____, 199_) AND THE LOWEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING ____, 199_).

AVERAGE ANNUAL RETURNS
FOR THE PERIODS ENDED   PAST 1  LIFE OF CLASS*
DECEMBER 31, 1998       YEAR

ADVISOR                   %       %A
INTERNATIONAL
CAPITAL
APPRECIATION

MORGAN STANLEY            %       %A
CAPITAL
INTERNATIONAL AC
WORLD INDEX FREE
EX USA

LIPPER                    %       %A
INTERNATIONAL
FUNDS AVERAGE

ADVISOR                   %       %B
OVERSEAS

MORGAN STANLEY            %       %B
CAPITAL
INTERNATIONAL
EUROPE,
AUSTRALASIA, FAR
EAST INDEX

LIPPER                    %       %B
INTERNATIONAL
FUNDS AVERAGE

ADVISOR                   %       %B
EMERGING
MARKETS INCOME

J.P. MORGAN               %       %B
EMERGING
MARKETS BOND
INDEX PLUS

LIPPER EMERGING           %       %B
MARKETS DEBT
FUNDS AVERAGE

* BEGINNING JANUARY 1 OF THE FIRST CALENDAR YEAR FOLLOWING THE CLASS'S COMMENCEMENT OF OPERATIONS.
A FROM JANUARY 1, 1998.
B FROM JANUARY 1, 1996.
[If FMR had not reimbursed certain class expenses during these periods, ___, ___, and ___'s total returns would have been lower.] Morgan Stanley Capital International AC World Index Free ex USA is a market capitalization-weighted index that is designed to represent the performance of developed stock markets, excluding the United States, throughout the world.
Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(registered trademark)) Index is a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of December 31, 1998, the index included over ____ equity securities of companies domiciled in ___ countries.
J.P. Morgan Emerging Markets Bond Index Plus is a market capitalization-weighted index of U.S. dollar- and other external currency-denominated Brady bonds, loans, Eurobonds, and local market debt instruments traded in emerging markets.
Morgan Stanley Capital International Emerging Markets Free - Latin America Index is a market capitalization-weighted index of approximately 170 stocks traded in seven Latin American markets.
Tokyo Stock Price Index (TOPIX) is a market capitalization-weighted index of over 1100 stocks traded in the Japanese market.
Morgan Stanley Capital International Europe Index is a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of December 31, 1998, the index included over ___ equity securities of companies domiciled in ___ European countries.
Morgan Stanley Capital International World Index is a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of December 31, 1998, the index included over ___ equity securities of companies domiciled in ___ countries.
Each Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

FEE TABLE
The following table describes the fees and expenses that are incurred when you buy, hold or sell Institutional Class shares of a fund. [The annual class operating expenses provided below for ____ are based on historical expenses, adjusted to reflect current fees.] [The annual class operating expenses provided below for ____ are higher than the expenses actually paid by the class[es] as the result of [expense reimbursements] [and] [the payment or reduction of certain expenses] during the period.] [The annual class operating expenses provided below for ____ are based on historical expenses.] The annual class operating expenses provided below for Institutional Class of Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor Diversified International, and Advisor Global Equity are based on estimated expenses.

SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)
SALES CHARGE (LOAD) ON    NONE
PURCHASES AND
REINVESTED DISTRIBUTIONS

DEFERRED SALES CHARGE     NONE
(LOAD) ON REDEMPTIONS

ANNUAL CLASS OPERATING EXPENSES (PAID FROM CLASS ASSETS)
ADVISOR LATIN   MANAGEMENT FEE       %
AMERICA

                DISTRIBUTION AND     NONE
                SERVICE (12B-1) FEE

                OTHER EXPENSES       %

                TOTAL ANNUAL CLASS   %
                OPERATING EXPENSESA

ADVISOR         MANAGEMENT FEE       %
JAPAN

                DISTRIBUTION AND     NONE
                SERVICE (12B-1) FEE

                OTHER EXPENSES       %

                TOTAL ANNUAL CLASS   %
                OPERATING EXPENSESA

ADVISOR         MANAGEMENT FEE       %
EUROPE
CAPITAL
APPRECIATION

                DISTRIBUTION AND     NONE
                SERVICE (12B-1) FEE

                OTHER EXPENSES       %

                TOTAL ANNUAL CLASS   %
                OPERATING EXPENSESA

ADVISOR         MANAGEMENT FEE       %
INTERNATIONAL
CAPITAL
APPRECIATION

                DISTRIBUTION AND     NONE
                SERVICE (12B-1) FEE

                OTHER EXPENSES       %

                TOTAL ANNUAL CLASS   %
                OPERATING EXPENSESA

ADVISOR         MANAGEMENT FEE       %
OVERSEAS

                DISTRIBUTION AND     NONE
                SERVICE (12B-1) FEE

                OTHER EXPENSES       %

                TOTAL ANNUAL CLASS   %
                OPERATING EXPENSES

ADVISOR         MANAGEMENT FEE       %
DIVERSIFIED
INTERNATIONAL

                DISTRIBUTION AND     NONE
                SERVICE (12B-1) FEE

                OTHER EXPENSES       %

                TOTAL ANNUAL CLASS   %
                OPERATING EXPENSESA

ADVISOR         MANAGEMENT FEE       %
GLOBAL EQUITY

                DISTRIBUTION AND     NONE
                SERVICE (12B-1) FEE

                OTHER EXPENSES       %

                TOTAL ANNUAL CLASS   %
                OPERATING EXPENSESA

ADVISOR         MANAGEMENT FEE       %
EMERGING
MARKETS
INCOME

                DISTRIBUTION AND     NONE
                SERVICE (12B-1) FEE

                OTHER EXPENSES       %

                TOTAL ANNUAL CLASS   %
                OPERATING EXPENSESA

A FMR has voluntarily agreed to reimburse Institutional Class of certain funds to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates:
                                   EFFECTIVE
                                   DATE

ADVISOR LATIN AMERICA       1.75%  12/18/98

ADVISOR JAPAN               1.75%  12/18/98

ADVISOR EUROPE CAPITAL      1.75%  12/18/98
APPRECIATION

ADVISOR INTERNATIONAL       1.45%  12/1/98
CAPITAL APPRECIATION

ADVISOR DIVERSIFIED         1.75%  12/18/98
INTERNATIONAL

ADVISOR GLOBAL EQUITY       1.75%  12/18/98

ADVISOR EMERGING MARKETS    1.25%  7/1/95
INCOME

These arrangements can be terminated by FMR at any time.
[A portion of the brokerage commissions that a fund pays is used to reduce that fund's expenses. In addition, [each] fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total Institutional Class operating expenses[, after reimbursement [for ____],] would have been __% for ____ and __% for ____.]
This EXAMPLE helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.
Let's say, hypothetically, that Institutional Class's annual return is 5% and that your shareholder fees and Institutional Class's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:

ADVISOR LATIN   1 YEAR    $
AMERICA

                3 YEARS   $

ADVISOR         1 YEAR    $
JAPAN

                3 YEARS   $

ADVISOR         1 YEAR    $
EUROPE
CAPITAL
APPRECIATION

                3 YEARS   $

ADVISOR         1 YEAR    $
INTERNATIONAL
CAPITAL
APPRECIATION

                3 YEARS   $

                5 YEARS   $

                10 YEARS  $

ADVISOR         1 YEAR    $
OVERSEAS

                3 YEARS   $

                5 YEARS   $

                10 YEARS  $

ADVISOR         1 YEAR    $
DIVERSIFIED
INTERNATIONAL

                3 YEARS   $

ADVISOR         1 YEAR    $
GLOBAL EQUITY

                3 YEARS   $

ADVISOR         1 YEAR    $
EMERGING
MARKETS
INCOME

                3 YEARS   $

                5 YEARS   $

                10 YEARS  $

FUND BASICS


INVESTMENT DETAILS
INVESTMENT OBJECTIVE
ADVISOR LATIN AMERICA FUND seeks high total investment return. PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of Latin American issuers. Latin America includes Argentina, Brazil, Chile, Colombia, Ecuador, Mexico, Peru, Panama and Venezuela. FMR normally invests the fund's assets primarily in common stocks.
FMR normally diversifies the fund's investments across different Latin American countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in Latin America as a whole. Although FMR may invest up to 35% of the fund's total assets in any industry that accounts for more than 20% of the Latin American markets as a whole, it does not currently intend to invest more than 25% of the fund's total assets in any one industry.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
ADVISOR JAPAN FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of Japanese issuers. FMR normally invests the fund's assets primarily in common stocks.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
ADVISOR EUROPE CAPITAL APPRECIATION FUND seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of issuers that have their principal activities in Europe. Europe includes Austria, Belgium, Belarus, Bulgaria, the Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, the Netherlands, Norway, Poland, Portugal, Russia, Slovakia, Slovenia, Spain, Sweden, Switzerland, Turkey, and the United Kingdom. FMR normally invests the fund's assets primarily in common stocks.
FMR normally diversifies the fund's investments across different European countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in Europe as a whole.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND seeks capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in foreign securities, including securities of issuers located in emerging markets. FMR normally invests the fund's assets primarily in common stocks.
FMR normally diversifies the fund's investments across different countries and regions. In allocating the fund's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
ADVISOR OVERSEAS FUND seeks growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in foreign securities. FMR normally invests the fund's assets primarily in common stocks.
FMR normally diversifies the fund's investments across different countries and regions. In allocating the fund's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
ADVISOR DIVERSIFIED INTERNATIONAL FUND seeks capital growth.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in foreign securities. FMR normally invests the fund's assets primarily in common stocks.
FMR normally diversifies the fund's investments across different countries and regions. In allocating the fund's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.
In buying and selling securities, FMR uses a disciplined approach that involves computer-aided, quantitative analysis supported by fundamental analysis. FMR's computer model systematically reviews thousands of stocks, using data such as historical earnings, dividend yield, earnings per share, and other quantitative factors. Then, the issuers of potential investments are analyzed further using fundamental factors such as growth potential, earnings estimates and financial condition.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
ADVISOR GLOBAL EQUITY FUND seeks long-term growth of capital. PRINCIPAL INVESTMENT STRATEGIES
FMR invests the fund's assets in securities issued anywhere in the world, including the United States. FMR normally invests at least 65% of the fund's total assets in common stocks.
FMR normally diversifies the fund's investments across different countries and regions. In allocating the fund's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the world market as a whole.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve it's objective.
INVESTMENT OBJECTIVE
ADVISOR EMERGING MARKETS INCOME FUND seeks a high level of current income. As a secondary objective, the fund seeks capital appreciation. PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in debt securities of issuers in emerging markets. Countries with emerging markets include those that have an emerging stock market as defined by the International Finance Corporation, those with low- to middle-income economies according to the World Bank, and those that are listed in World Bank publications as "developing." FMR expects to emphasize countries with relatively low gross national product per capita compared to the world's major economies and countries with the potential for rapid economic growth.
FMR may also invest in equity securities of emerging market issuers, debt securities of non-emerging market foreign issuers, and lower-quality debt securities of U.S. issuers. Although FMR may invest up to 35% of the fund's total assets in these securities, FMR does not currently anticipate that these investments will exceed approximately 20% of the fund's total assets.
FMR normally diversifies the fund's investments across different emerging market countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole.
Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES
EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.
DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, mortgage and other asset-backed securities, and loans and loan participations.
PRINCIPAL INVESTMENT RISKS
Many factors affect each fund's performance. Each fund's share price and the yield for Advisor Emerging Markets Income Fund change daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. A fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR concentrates the investments of Advisor Europe Capital Appreciation Fund, Advisor Japan Fund and Advisor Latin America Fund in a particular country or group of countries, each fund's performance is expected to be closely tied to economic and political conditions within that country or group of countries and to be more volatile than the performance of more geographically diversified funds. When you sell your shares of a fund, they could be worth more or less than what you paid for them.
The following factors may significantly affect a fund's performance:
STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market can react differently to these developments. For example, large cap stocks can react differently than small cap stocks, and "growth" stocks can react differently than "value" stocks. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.
Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development; political stability; market depth, infrastructure and capitalization and regulatory oversight is generally less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
GEOGRAPHIC CONCENTRATION. Political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries.
LATIN AMERICA. The economies of countries in Latin America are all considered emerging market economies. High interest, inflation and unemployment rates generally characterize each economy. Currency devaluations in any country can have a significant affect on the entire region. Recently, the markets in many Latin American countries have experienced significant downturns as well as significant volatility. A small number of companies and industries, including the telecommunications sector, represent a large portion of the market in many Latin American countries.
JAPAN. The Japanese economy is currently in a recession. The economy is characterized by government intervention and protectionism, an unstable financial services sector, and relatively high unemployment. Economic growth is dependent on international trade, government support of the financial services sector and other troubled sectors, and consistent government policy. The Japanese market has decreased significantly recently.
EUROPE. Europe includes both developed and emerging markets. Most developed countries in Western Europe are members of the European Union and many are also members of the EMU, which requires compliance with restrictions on inflation rates, deficits and debt levels. Many Eastern European countries continue to move toward market economies. However, their markets remain relatively undeveloped and are particularly sensitive to political and economic developments. The tight fiscal and monetary controls necessary to join the EMU will significantly affect every country in Europe.
ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.
Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.
"QUANTITATIVE" INVESTING. The value of securities selected using quantitative analysis can react differently to issuer, political, market and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.
In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance.
FUNDAMENTAL INVESTMENT POLICIES
The policies discussed below are fundamental, that is, subject to change only by shareholder approval.
ADVISOR LATIN AMERICA FUND seeks high total investment return.
ADVISOR JAPAN FUND seeks long-term growth of capital.
ADVISOR EUROPE CAPITAL APPRECIATION FUND seeks long-term capital appreciation.
ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND seeks capital appreciation.
ADVISOR OVERSEAS FUND seeks growth of capital primarily through investments in foreign securities.
ADVISOR DIVERSIFIED INTERNATIONAL FUND seeks capital growth by investing primarily in equity securities of companies located anywhere outside the U.S.
ADVISOR GLOBAL EQUITY FUND seeks long-term growth of capital.
ADVISOR EMERGING MARKETS INCOME FUND seeks a high level of current income by investing primarily in debt securities and other instruments of issuers in emerging markets. As a secondary objective, the fund seeks capital appreciation.
VALUING SHARES
Each fund is open for business each day the New York Stock Exchange
(NYSE) is open.
A class's net asset value per share (NAV) is the value of a single share. Fidelity(registered trademark) normally calculates Institutional Class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing Institutional Class's NAV.
To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.
Each fund's assets are valued primarily on the basis of market quotations or on the basis of information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. In these circumstances, the security's valuation may differ from the generally expected valuation.

SHAREHOLDER INFORMATION


BUYING AND SELLING SHARES
GENERAL INFORMATION
For account, product and service information, please use the following phone numbers:
(small solid bullet) If you are investing through a broker-dealer or insurance representative, 1-800-522-7297 (8:30 a.m. - 7:00 p.m.
Eastern time, Monday through Friday).
(small solid bullet) If you are investing through a bank representative, 1-800-843-3001 (8:30 a.m. - 7:00 p.m. Eastern time,
Monday through Friday).
Please use the following addresses:
BUYING OR SELLING SHARES
Fidelity Investments(registered trademark)
P.O. Box 770002
Cincinnati, OH 45277-0081
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH2A
Hebron, KY 41048
You may buy or sell Institutional Class shares of the funds through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling and exchanging Institutional Class shares of a fund and the account features and policies may differ. Additional fees may also apply to your investment in Institutional Class shares of a fund, including a transaction fee if you buy or sell Institutional Class shares of the fund through a broker or other investment professional.
Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).
The different ways to set up (register) your account with Fidelity are listed in the following table.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)
ROTH IRAS
ROTH CONVERSION IRAS
ROLLOVER IRAS
401(K) PLANS, and certain other 401(A)-QUALIFIED PLANS
KEOGH PLANS
SIMPLE IRAS
SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS)
SALARY REDUCTION SEP-IRAS (SARSEPS)
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

TRUST
FOR MONEY BEING INVESTED BY A TRUST
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR
OTHER GROUPS
BUYING SHARES
Institutional Class shares are offered to:
1. Broker-dealer managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, employee benefit plans must have at least $50 million in plan assets;
2. Registered investment advisor managed account programs, provided the registered investment advisor is not part of an organization primarily engaged in the brokerage business, and the program (i) charges an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, non-employee benefit plan accounts in the program must be managed on a discretionary basis;
3. Trust institution and bank trust department managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Accounts managed by third parties are not eligible to purchase Institutional Class shares;
4. Insurance company separate accounts that will have at least $1 million invested in the Institutional Class of the Advisor funds; and
5. Fidelity Trustees and employees.
6. Insurance company employee benefit plan programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Insurance company employee benefit plan programs include such programs offered by a broker-dealer affiliate of an insurance company, provided that the affiliate is not part of an organization primarily engaged in the brokerage business. For purchases made by managed account programs, insurance company separate accounts or insurance company employee benefit plan programs, FDC reserves the right to waive the requirement that $1 million be invested in the Institutional Class of the Advisor funds. Employee benefit plan investors must meet additional requirements specified in the funds' Statement of Additional Information (SAI).
The price to buy one share of Institutional Class is the class's NAV. Institutional Class shares are sold without a sales charge.
Your shares will be bought at the next NAV calculated after your order is received in proper form.
It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.
Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other Fidelity funds, and accounts under common ownership or control.
Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
When you place an order to buy shares, note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.
(small solid bullet) Fidelity must receive payment within three business days after an order for shares is placed; otherwise your purchase order may be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.
Institutional Class shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.
Certain financial institutions that meet creditworthiness criteria established by Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses. MINIMUMS

TO OPEN AN ACCOUNT $2,500
For certain Fidelity Advisor retirement accountsA $500
Through regular investment plansB  $100
TO ADD TO AN ACCOUNT $100
MINIMUM BALANCE $1,000
For certain Fidelity Advisor retirement accountsA None
A FIDELITY ADVISOR TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
BAN ACCOUNT MAY BE OPENED WITH A MINIMUM OF $100, PROVIDED THAT A REGULAR INVESTMENT PLAN IS ESTABLISHED AT THE TIME THE ACCOUNT IS OPENED.
There is no minimum account balance or initial or subsequent purchase minimum for certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, each fund may waive or lower purchase minimums in other circumstances.

KEY
INFORMATI
ON

PHONE            TO OPEN AN ACCOUNT
                 (bullet)
                 Exchange from the same
                 class of another Fidelity
                 Advisor fund or from
                 another Fidelity fund.
                 Call your investment
                 professional or call
                 Fidelity at the
                 appropriate number
                 found in "General
                 Information."
                 TO ADD TO AN
                 ACCOUNT
                 (bullet)
                 Exchange from the same
                 class of another Fidelity
                 Advisor fund or from
                 another Fidelity fund.
                 Call your investment
                 professional or call
                 Fidelity at the
                 appropriate number
                 found in "General
                 Information."

MAIL             TO OPEN AN
FIDELITY         ACCOUNT
INVESTMENTS      (bullet)
P.O. BOX 770002  Complete and sign the
CINCINNATI, OH   application. Make your
45277-0081       check payable to the
                 complete name of the
                 fund and note the
                 applicable class. Mail to
                 your investment
                 professional or to the
                 address at left.
                 TO ADD TO AN
                 ACCOUNT
                 (bullet)
                 Make your check
                 payable to the complete
                 name of the fund and
                 note the applicable
                 class. Indicate your fund
                 account number on your
                 check and mail to your
                 investment professional
                 or to the address at left.
                 (bullet)
                 Exchange from the same
                 class of other Fidelity
                 Advisor funds or from
                 another Fidelity fund.
                 Send a letter of instruction
                 to your investment
                 professional or to the
                 address at left, including
                 your name, the funds'
                 names, the applicable
                 class names, the fund
                 account numbers, and the
                 dollar amount or number
                 of shares to be
                 exchanged.

IN PERSON        TO OPEN AN
                 ACCOUNT
                 (bullet)
                 Bring your application
                 and check to your
                 investment professional.
                 TO ADD TO AN
                 ACCOUNT
                 (bullet)
                 Bring your check to your
                 investment professional.

WIRE             TO OPEN AN
                 ACCOUNT
                 (bullet)
                 Call your investment
                 professional or call
                 Fidelity at the
                 appropriate number
                 found in "General
                 Information" to set up
                 your account and to
                 arrange a wire
                 transaction.
                 (bullet)
                 Wire to: Banker's Trust
                 Company, Bank Routing
                 # 021001033, Account
                 # 00159759.
                 (bullet)
                 Specify the complete
                 name of the fund, note
                 the applicable class, and
                 include your new fund
                 account number and
                 your name.
                 TO ADD TO AN
                 ACCOUNT
                 (bullet)
                 Wire to: Banker's Trust
                 Company, Bank Routing
                 # 021001033, Account
                 # 00159759.
                 (bullet)
                 Specify the complete
                 name of the fund, note
                 the applicable class, and
                 include your fund
                 account number and
                 your name.

AUTOMATICAL      TO OPEN AN ACCOUNT
LY               (bullet)
                 Not available.
                 TO ADD TO AN
                 ACCOUNT
                 (bullet)
                 Use Fidelity Advisor
                 Systematic Investment
                 Program.

SELLING SHARES
The price to sell one share of Institutional Class is the class's NAV. Each fund may impose a trading fee on redemptions from the fund.
Your shares will be sold at the next NAV calculated after your order is received in proper form.
It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.
Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to sell more than $100,000 worth of shares;
(small solid bullet) Your account registration has changed within the last 30 days;
(small solid bullet) The check is being mailed to a different address than the one on your account (record address);
(small solid bullet) The check is being made payable to someone other than the account owner; or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. When you place an order to sell shares, note the following:
(small solid bullet) If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.
(small solid bullet) Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) Redemption proceeds may be paid in securities or other assets rather than in cash if the Board of Trustees determines it is in the best interests of a fund.
(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.
(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.

KEY
INFORMATI
ON

PHONE            (bullet)
                 Call your investment
                 professional or call
                 Fidelity at the
                 appropriate number
                 found in "General
                 Information" to initiate a
                 wire transaction or to
                 request a check for your
                 redemption.
                 (bullet)
                 Exchange to the same
                 class of other Fidelity
                 Advisor funds or to
                 another Fidelity fund. Call
                 your investment
                 professional or call
                 Fidelity at the
                 appropriate number
                 found in "General
                 Information."

MAIL             INDIVIDUAL, JOINT
FIDELITY         TENANT,
INVESTMENTS      SOLE PROPRIETORSHIP,
P.O. BOX 770002  UGMA, UTMA
CINCINNATI, OH   (bullet)
45277-0081       Send a letter of
                 instruction to your
                 investment professional
                 or to the address at left,
                 including your name, the
                 fund's name, the
                 applicable class name,
                 your fund account
                 number, and the dollar
                 amount or number of
                 shares to be sold. The
                 letter of instruction must
                 be signed by all persons
                 required to sign for
                 transactions, exactly as
                 their names appear on
                 the account.
                 RETIREMENT ACCOUNT
                 (bullet)
                 The account owner
                 should complete a
                 retirement distribution
                 form. Call your
                 investment professional
                 or call Fidelity at the
                 appropriate number
                 found in "General
                 Information" to request
                 one.
                 TRUST
                 (bullet)
                 Send a letter of
                 instruction to your
                 investment professional
                 or to the address at left,
                 including the trust's
                 name, the fund's name,
                 the applicable class
                 name, the trust's fund
                 account number, and the
                 dollar amount or number
                 of shares to be sold. The
                 trustee must sign the
                 letter of instruction
                 indicating capacity as
                 trustee. If the trustee's
                 name is not in the
                 account registration,
                 provide a copy of the trust
                 document certified within
                 the last 60 days.
                 BUSINESS OR
                 ORGANIZATION
                 (bullet)
                 Send a letter of
                 instruction to your
                 investment professional
                 or to the address at left,
                 including the firm's
                 name, the fund's name,
                 the applicable class
                 name, the firm's fund
                 account number, and the
                 dollar amount or number
                 of shares to be sold. At
                 least one person
                 authorized by corporate
                 resolution to act on the
                 account must sign the
                 letter of instruction.
                 (bullet)
                 Include a corporate
                 resolution with corporate
                 seal or a signature
                 guarantee.
                 EXECUTOR,
                 ADMINISTRATOR,
                 CONSERVATOR,
                 GUARDIAN
                 (bullet)
                 Call your investment
                 professional or call
                 Fidelity at the
                 appropriate number
                 found in "General
                 Information" for
                 instructions.

IN PERSON        INDIVIDUAL, JOINT
                 TENANT,
                 SOLE PROPRIETORSHIP,
                 UGMA, UTMA
                 (bullet)
                 Bring a letter of
                 instruction to your
                 investment professional.
                 The letter of instruction
                 must be signed by all
                 persons required to sign
                 for transactions, exactly
                 as their names appear on
                 the account.
                 RETIREMENT ACCOUNT
                 (bullet)
                 The account owner
                 should complete a
                 retirement distribution
                 form. Visit your
                 investment professional
                 to request one.
                 TRUST
                 (bullet)
                 Bring a letter of
                 instruction to your
                 investment professional.
                 The trustee must sign the
                 letter of instruction
                 indicating capacity as
                 trustee. If the trustee's
                 name is not in the
                 account registration,
                 provide a copy of the trust
                 document certified within
                 the last 60 days.
                 BUSINESS OR
                 ORGANIZATION
                 (bullet)
                 Bring a letter of
                 instruction to your
                 investment professional.
                 At least one person
                 authorized by corporate
                 resolution to act on the
                 account must sign the
                 letter of instruction.
                 (bullet)
                 Include a corporate
                 resolution with corporate
                 seal or a signature
                 guarantee.
                 EXECUTOR,
                 ADMINISTRATOR,
                 CONSERVATOR,
                 GUARDIAN
                 (bullet)
                 Visit your investment
                 professional for
                 instructions.

AUTOMATICAL      (bullet)
LY               Use Fidelity Advisor
                 Systematic Withdrawal
                 Program to set up
                 periodic redemptions
                 from your Institutional
                 Class account.

EXCHANGING SHARES
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
As an Institutional Class shareholder, you have the privilege of exchanging your Institutional Class shares for Institutional Class shares of other Fidelity Advisor funds or for shares of Fidelity funds.
However, you should note the following policies and restrictions governing exchanges:
(small solid bullet) The fund or class you are exchanging into must be available for sale in your state.
(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund or class, read its prospectus.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year.
(small solid bullet) The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
The funds may terminate or modify the exchange privileges in the future.
Other funds may have different exchange restrictions, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details. ACCOUNT FEATURES AND POLICIES
FEATURES
The following features are available to buy and sell shares of the funds.
AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

FIDELITY ADVISOR
SYSTEMATIC
INVESTMENT
PROGRAM
TO MOVE MONEY FROM
YOUR BANK ACCOUNT TO
A FIDELITY ADVISOR
FUND

MINIMUM MINIMUM                 FREQUENCY                       PROCEDURES
INITIAL ADDITIONAL              Monthly, bimonthly, quarterly,  (bullet) To set up
$100 $100                       or semi-annually                for a new account,
                                                                complete the
                                                                appropriate section on
                                                                the application.
                                                                (bullet) To set up
                                                                for existing accounts,
                                                                call your investment
                                                                professional or call
                                                                Fidelity at the
                                                                appropriate number
                                                                found in "General
                                                                Information" for an
                                                                application.
                                                                (bullet) To make
                                                                changes, call your
                                                                investment
                                                                professional or call
                                                                Fidelity at the
                                                                appropriate number
                                                                found in "General
                                                                Information." Call at
                                                                least 10 business
                                                                days prior to your
                                                                next scheduled
                                                                investment date.

FIDELITY ADVISOR
SYSTEMATIC
WITHDRAWAL
PROGRAM
TO SET UP PERIODIC
REDEMPTIONS FROM
YOUR INSTITUTIONAL
CLASS ACCOUNT TO YOU
OR TO YOUR BANK
CHECKING ACCOUNT.

MINIMUM                MAXIMUM  FREQUENCY                       PROCEDURES
$100                   $50,000  Monthly, quarterly, or          (bullet) Accounts
                                semi-annually                   with a value of
                                                                $10,000 or more in
                                                                Institutional Class
                                                                shares are eligible for
                                                                this program.
                                                                (bullet) To set up,
                                                                call your investment
                                                                professional or call
                                                                Fidelity at the
                                                                appropriate number
                                                                found in "General
                                                                Information" for
                                                                instructions.
                                                                (bullet) To make
                                                                changes, call your
                                                                investment
                                                                professional or call
                                                                Fidelity at the
                                                                appropriate number
                                                                found in "General
                                                                Information." Call at
                                                                least 10 business
                                                                days prior to your
                                                                next scheduled
                                                                withdrawal date.


OTHER FEATURES. The following other features are also available to buy and sell shares of the funds.
WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM. (bullet) You must sign up for the Wire feature before using it. Complete the appropriate section on the application when opening your account.
(bullet) Call your investment professional or call Fidelity at the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.
(bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
(bullet) To add the wire feature or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a signature guarantee, to your investment professional or to Fidelity at the address found in "General Information."
POLICIES
The following policies apply to you as a shareholder.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
(small solid bullet) Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
(small solid bullet) Financial reports (every six months).
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in a fund. Call your investment professional if you need additional copies of financial reports, prospectuses or historical account information.
You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.
When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
If your ACCOUNT BALANCE falls below $1,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed. Fidelity may charge a FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.
Each of Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor International Capital Appreciation, Advisor Overseas, Advisor Diversified International, and Advisor Global Equity normally pays dividends and capital gains distributions in December. Advisor Emerging Markets Income normally declares dividends daily and pays them monthly. The fund normally pays capital gains distributions in December and February.
EARNING DIVIDENDS
Shares of Advisor Emerging Markets Income purchased by an automated purchase order begin to earn dividends on the day your payment is received.
Shares of Advisor Emerging Markets Income purchased by all other purchase orders begin to earn dividends on the first business day following the day your payment is received.
Shares of Advisor Emerging Markets Income earn dividends until, but not including, the next business day following the day of redemption. DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. The following options may be available for Institutional Class's distributions:
1. REINVESTMENT OPTION. Your dividends and capital gains distributions will be automatically reinvested in additional Institutional Class shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gains distributions will be automatically reinvested in additional Institutional Class shares of the fund. Your dividends will be paid in cash.
3. CASH OPTION. Your dividends and capital gains distributions will be paid in cash.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in the same class of shares of another identically registered Fidelity Advisor fund or shares of identically registered Fidelity funds. Your capital gains distributions will be automatically invested in Institutional Class shares of another identically registered Fidelity Advisor fund or shares of identically registered Fidelity funds, automatically reinvested in additional Institutional Class shares of the fund, or paid in cash.
Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.
If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.
TAX CONSEQUENCES
As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.
TAXES ON DISTRIBUTIONS. Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, each fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income. Each fund's distributions of long-term capital gains are taxable to you generally as capital gains.
If a fund's distributions exceed its income and capital gains realized in any year, which is sometimes the result of currency-related losses, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital will generally not be taxable to you, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.
If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in Institutional Class shares of another Fidelity Advisor fund or shares of Fidelity funds, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.
TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund is the difference between the cost of your shares and the price you receive when you sell them.

FUND SERVICES


FUND MANAGEMENT
Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
FMR is each fund's manager.
As of ___, FMR had approximately $___ billion in discretionary assets under management.
As the manager, FMR is responsible for choosing the funds' investments and handling their business affairs.
Affiliates assist FMR with foreign investments:
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for each fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. Currently, FMR U.K. provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for each fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
(small solid bullet) Fidelity International Investment Advisors
(FIIA), in Pembroke, Bermuda, serves as a sub-adviser for each fund. As of ___, FIIA had approximately $___ in discretionary assets under management. Currently, FIIA provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England, serves as a sub-adviser for each fund. As of ___, FIIA(U.K.)L had approximately $___ in discretionary assets under management. Currently, FIIA(U.K.)L provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
(small solid bullet) Fidelity Investment Japan Ltd. (FIJ), in Tokyo, Japan, serves as a sub-adviser for Advisor Japan, Advisor International Capital Appreciation, Advisor Overseas, Advisor Diversified International, Advisor Global Equity, and Advisor Emerging Markets Income. As of ___, FIJ had approximately $___ in discretionary assets under management. Currently, FIJ is primarily responsible for choosing investments for Advisor Japan. Currently, FIJ provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Advisor International Capital Appreciation, Advisor Overseas, Advisor Diversified International, Advisor Global Equity, and Advisor Emerging Markets Income.
A fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised each fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on a fund.
John Carlson is Vice President and manager of Advisor Emerging Markets Income, which he has managed since June 1995. He also manages other Fidelity funds. Prior to joining Fidelity in 1995, Mr. Carlson was executive director of emerging markets at Lehman Brothers International from 1992 through 1995.
Greg Fraser is Vice President and manager of Advisor Diversified International, which he has managed since December 1998. He also manages other Fidelity funds. Since joining Fidelity in 1986, Mr. Fraser has worked as an analyst and manager.
Dick Habermann is Vice President and manager of Advisor Global Equity, which he has managed since December 1998. He also manages other Fidelity funds. Mr. Habermann is a Senior Vice President of FMR Co. Previously, he was Division Head for International Equities and Director of International Research from 1993 to 1996, and Joint Chief Strategist for Portfolio Advisory ServicesSM from 1996 to 1997. Mr. Habermann joined Fidelity in 1968.
Richard Mace, Jr. is Vice President and manager of Advisor Overseas, which he has managed since March 1996. He also manages several other Fidelity funds and serves as a group leader of the international funds. Since joining Fidelity in 1987, Mr. Mace has worked as a manager and analyst.
Kevin McCarey is Vice President and manager of Advisor International Capital Appreciation and Advisor Europe Capital Appreciation, which he has managed since November 1997 and December 1998, respectively. He also manages other Fidelity funds. Since joining Fidelity in 1986, Mr. McCarey has worked as an analyst and manager.
Brenda Reed is Vice President and manager of Advisor Japan, which she has managed since December 1998. She also manages other Fidelity funds. Since joining Fidelity in 1992, Ms. Reed has worked as an analyst and manager.
Margaret Reynolds is associate manager of Advisor Latin America, which she has managed since December 1998. Since joining Fidelity in 1995, Ms. Reynolds has worked as an analyst and associate manager. Prior to joining Fidelity in 1995, Ms. Reynolds was an international equity and fixed-income analyst with Putnam Investments covering Latin America and other emerging markets from 1986 to 1995.
Patricia Satterthwaite is Vice President and lead manager of Advisor Latin America, which she has managed since December 1998. She also manages other Fidelity funds. Since joining Fidelity in 1986, Ms. Satterthwaite has worked as an analyst and manager.
Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions. Each fund pays a management fee to FMR.
The management fee is calculated and paid to FMR every month.
For Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor International Capital Appreciation, Advisor Diversified International, Advisor Global Equity, and Advisor Emerging Markets Income, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.
For Advisor Overseas, the fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the EAFE Index.

MANAGEMENT  =  BASIC  +/-  PERFORMANCE
FEE            FEE         ADJUSTMENT

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% for Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor International Capital Appreciation, Advisor Overseas, Advisor Diversified International, and Advisor Global Equity or 0.37% for Advisor Emerging Markets Income, and it drops as total assets under management increase.
For October 1998, the group fee rate was __% for Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor International Capital Appreciation, Advisor Overseas, Advisor Diversified International, and Advisor Global Equity and for December 1998, the group fee rate was ___% for Advisor Emerging Markets Income. The individual fund fee rate is 0.45% for Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor International Capital Appreciation, Advisor Overseas Fund, Advisor Diversified International, and Advisor Global Equity and 0.55% for Advisor Emerging Markets Income.
The basic fee for Advisor Overseas for the fiscal year ended October 31, 1998 was __% of the fund's average net assets.
The performance adjustment rate is calculated monthly by comparing Advisor Overseas's performance to that of the EAFE Index over the performance period.
For Advisor Overseas, the performance period is the most recent
36-month period.
The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets throughout the month, and the resulting dollar amount is then added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is (plus/minus)0.20% of the fund's average net assets over the performance period.
For the purposes of calculating the performance adjustment for Advisor Overseas, the fund's investment performance will be based on the average performance of all classes of the fund weighted according to their average assets for each month in the performance period.
The total management fee for the fiscal year ended October 31, 1998 was __%[, after reimbursement,] of the fund's average net assets for Advisor International Capital Appreciation and __%[, after reimbursement,] of the fund's average net assets for Advisor Overseas. The total management fee for the fiscal year ended December 31, 1998 was __%[, after reimbursement,] of the fund's average net assets for Advisor Emerging Markets Income.
FMR pays FMR U.K., FMR Far East, FIJ and FIIA for providing assistance with investment advisory services, and FIIA in turn pays FIIA(U.K.)L. FMR may, from time to time, agree to reimburse each class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated by FMR at any time, can decrease a class's expenses and boost its performance.
As of December 31, 1998, approximately __% and __% of ___'s and ___'s total outstanding shares, respectively, were held by [FMR/FMR and [an] FMR affiliate[s]/[an] FMR affiliate[s]].
FUND DISTRIBUTION
Each fund is composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio.
FDC distributes Institutional Class's shares.
Institutional Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments for Institutional Class.
To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.
FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of the Fidelity Advisor funds, provided that a fund receives brokerage services and commission rates comparable to those of other broker-dealers.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This Prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell or to buy shares of the funds to any person to whom it is unlawful to make such offer.

APPENDIX


FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each class's financial history for the past 1 year for Advisor International Capital Appreciation and the past 4 years for Advisor Overseas and Advisor Emerging Markets Income. Certain information reflects financial results for a single class share. Total returns for each period include the reinvestment of all dividends and distributions. This information has been audited by ___________, independent accountants, whose report, along with each fund's financial highlights and financial statements, are included in each fund's Annual Report. A free copy of each Annual Report is available upon request. Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor Diversified International, and Advisor Global Equity commenced operations on December __, 1998.

[FINANCIAL HIGHLIGHTS TO BE FILED BY SUBSEQUENT AMENDMENT.]

PRIOR PERFORMANCE OF SIMILAR FUNDS
Because Advisor Diversified International, Advisor Europe Capital Appreciation, Advisor Japan, Advisor Latin America, and Advisor Global Equity (Corresponding Funds) were new when this prospectus was printed, their performance history is not included. However, Advisor Diversified International, Advisor Europe Capital Appreciation, Advisor Japan, and Advisor Latin America are modeled after the following existing funds, respectively: Fidelity Diversified International Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Japan Fund, and Fidelity Latin America Fund (Related Funds). Advisor Global Equity has investment objectives and policies that are substantially similar to those of other accounts managed by FMR or an affiliate (Related Accounts). The comparable existing funds and similar accounts are collectively referred to as the "Related Funds and Accounts."
The Related Funds and Accounts are managed by FMR or an affiliate and have investment objectives, policies, and strategies that are substantially similar to those of the Corresponding Funds offered through this prospectus. The Related Funds and Accounts, however, have different expenses and are sold through different distribution channels.
Below you will find information about the prior performance of the Related Funds and Accounts, not the performance of the Corresponding Funds offered through this prospectus. The performance data of the Related Funds and Accounts is net of advisory fees and other expenses. Although the Corresponding Funds have substantially similar investment objectives, policies, and strategies as the Related Funds and Accounts, you should not assume that the Corresponding Funds will have the same performance as the Related Funds and Accounts. For example, a Corresponding Fund's future performance may be better or worse than the performance of its Related Fund or Account due to, among other things, differences in sales charges, expenses, asset sizes and cash flows between the Corresponding Fund and its Related Fund or Account. The Related Accounts with policies similar to those of Advisor Global Equity include funds organized in foreign jurisdictions that are not offered to U.S. investors. These funds have different expense structures and are subject to different regulatory requirements than U.S. mutual funds, which may affect their performance.
Advisor Global Equity is subject to restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 (E.G., limits on the percentage of assets invested in securities of issuers in a single industry and requirements on distributing income to shareholders) that do not apply to its Related Accounts. These differences may affect the performance of Advisor Global Equity and cause it to differ from that of its Related Accounts, but do not change the substantial similarity between Advisor Global Equity and its Related Accounts.
The total returns that follow are based on past results of the Related Funds and Accounts and do not reflect the effect of taxes. In the case of Advisor Global Equity, the prior performance shown is for a composite of non-mutual fund accounts with substantially similar investment objectives and policies (Composite). The methodology for calculating the performance of the non-mutual fund accounts differs from that required to be employed by mutual funds that are offered in the United States.
The first table below shows the corresponding Related Funds or the Composite of Advisor Diversified International, Advisor Europe Capital Appreciation, Advisor Japan, Advisor Latin America, and Advisor Global Equity; the date FMR began managing each Related Fund and the date of the commencement of the Composite; and the asset size of each Related Fund or the Composite as of December 31, 1998.
The next group of tables below shows changes in the performance of each Related Fund or the Composite, as applicable, from year to year. The last group of tables below compares the performance of each Related Fund or the Composite, as applicable, to the performance of a market index and similar funds over various periods of time.
The performance of each Related Fund or the Composite, as applicable, does not represent the past performance of the Corresponding Funds and should not be interpreted as indicative of the future performance of the Corresponding Funds or the Related Funds and Accounts.

CORRESPONDING FUNDS OFFERED THROUGH THIS                RELATED FUNDS OR COMPOSITE (INCEPTION DATE)
PROSPECTUS                                              AND ASSET SIZE



FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND         FIDELITY DIVERSIFIED INTERNATIONAL FUND
                                                        (DECEMBER 27, 1991)  $ ____________



FIDELITY ADVISOR EUROPE CAPITAL APPRECIATION FUND       FIDELITY EUROPE CAPITAL APPRECIATION FUND
                                                        (DECEMBER 21, 1993)  $ ____________



FIDELITY ADVISOR JAPAN FUND                             FIDELITY JAPAN FUND
                                                        (SEPTEMBER 15, 1992)  $ ____________



FIDELITY ADVISOR LATIN AMERICA FUND                     FIDELITY LATIN AMERICA FUND
                                                        (APRIL 19, 1993) $ ____________



FIDELITY ADVISOR GLOBAL EQUITY FUND                     COMPOSITE OF NON-MUTUAL FUND ACCOUNTS
                                                        MANAGED BY FMR OR AN AFFILIATE
                                                        (MARCH 31, 1993) $____________


YEAR-BY-YEAR RETURNS FOR THE RELATED FUNDS AND THE COMPOSITE
The returns in the following tables do not include the effect of Fidelity Europe Capital Appreciation Fund's, Fidelity Japan Fund's, or Fidelity Latin America Fund's applicable front-end sales charge. If the effect of the sales charge was reflected, returns would be lower than those shown.

FIDELITY DIVERSIFIED INTERNATIONAL FUND

CALENDAR YEARS       1992  1993  1994  1995  1996  1997  1998

                     %     %     %     %     %     %     %




PERCENTAGE
(%)



40

30

20

10

0

-10

                     1992  1993  1994  1995  1996  1997  1998


During the periods shown in the chart for Fidelity Diversified
International Fund, the highest return for a quarter was __% (quarter ending [calendar quarter], [19__]) and the lowest return for a quarter was __% (quarter ending [calendar quarter], [19__]).





FIDELITY EUROPE CAPITAL APPRECIATION FUND

CALENDAR YEARS             1994      1995      1996  1997       1998
PERCENTAGE
(%)



40

30

20

10

0

-10

                             1994      1995     1996  1997      1998


During the periods shown in the chart for Fidelity Europe Capital
Appreciation Fund, the highest return for a quarter was __% (quarter ending [calendar quarter], [19__]) and the lowest return for a quarter was __% (quarter ending [calendar quarter], [19__]).





FIDELITY JAPAN FUND

CALENDAR YEARS              1993      1994      1995      1996          1997          1998

                            %         %         %         %             %             %
PERCENTAGE
(%)



40

30

20

10

0

-10

-20

                            1993      1994      1995      1996          1997         1998


During the periods shown in the chart for Fidelity Japan Fund, the highest return for a quarter was __% (quarter ending [calendar quarter], [19__]) and the lowest return for a quarter was __% (quarter ending [calendar quarter], [19__]).

FIDELITY LATIN AMERICA FUND
CALENDAR YEARS       1994  1995  1996  1997  1998

                     %     %     %     %     %

PERCENTAGE
(%)



40

30

20

10




0

-10

-20

-30

                     1994  1995  1996  1997  1998


During the periods shown in the chart for Fidelity Latin America Fund, the highest return for a quarter was __% (quarter ending [calendar quarter], [19__]) and the lowest return for a quarter was __% (quarter ending [calendar quarter], [19__]).





COMPOSITE(DAGGER)

CALENDAR YEARS           1994  1995  1996  1997  1998

                         %     %     %     %     %
PERCENTAGE
(%)



40

30

20

10

0

-10

-20

                         1994  1995   1996  1997 1998


(dagger) The methodology for calculating the performance of the non-mutual fund accounts in the Composite differs from that required to be employed by mutual funds that are offered in the United States.

[During the periods shown in the chart for the Composite, the highest return for a quarter was __% (quarter ending [calendar quarter], [19__]) and the lowest return for a quarter was __% (quarter ending [calendar quarter], [19__]).

AVERAGE ANNUAL RETURNS FOR THE RELATED FUNDS AND THE COMPOSITE The returns in the following table include the effect of Fidelity Europe Capital Appreciation Fund's, Fidelity Japan Fund's, and Fidelity Latin America Fund's maximum applicable front-end sales charge.



RELATED FUNDS

                                                                                                        PAST 10 YEARS/
FOR THE PERIODS ENDED DECEMBER 31, 1998                        PAST 1 YEAR       PAST 5 YEARS           LIFE OF FUND+



FIDELITY DIVERSIFIED INTERNATIONAL FUND [A]                    %                 %                      %



MORGAN STANLEY CAPITAL INTERNATIONAL                           %                 %                      %
GDP-WEIGHTED EAFE INDEX

MORGAN STANLEY CAPITAL INTERNATIONAL                           %                 %                      %
CAP-WEIGHTED EAFE INDEX



LIPPER INTERNATIONAL FUNDS AVERAGE                             %                 %                      %



FIDELITY EUROPE CAPITAL APPRECIATION FUND                      %                 N/A                    %
[A]



MORGAN STANLEY CAPITAL INTERNATIONAL                          %                 %                      %
EUROPE INDEX



LIPPER EUROPEAN REGION FUNDS AVERAGE                          %                 %                      %



FIDELITY JAPAN FUND [A]                                       %                 %                      %



TOKYO STOCK PRICE INDEX (TOPIX)                               %                 %                      %



LIPPER JAPANESE FUNDS AVERAGE                                 %                 %                      %



FIDELITY LATIN AMERICA FUND [A]                               %                 %                      %



MORGAN STANLEY CAPITAL INTERNATIONAL                          %                 %                      %
EMERGING MARKETS FREE-LATIN AMERICA INDEX



LIPPER LATIN AMERICA REGION FUNDS AVERAGE                     %                 %                      %



+ FROM JANUARY 1, 1992 (FIDELITY DIVERSIFIED INTERNATIONAL FUND),
JANUARY 1, 1993 (FIDELITY JAPAN FUND), AND JANUARY 1, 1994 (FIDELITY
EUROPE CAPITAL APPRECIATION FUND AND FIDELITY LATIN AMERICA FUND).
[A] FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998, THE TOTAL OPERATING
EXPENSES WERE ___% FOR FIDELITY DIVERSIFIED INTERNATIONAL FUND, ___% FOR
FIDELITY EUROPE CAPITAL APPRECIATION FUND, ___% FOR FIDELITY JAPAN FUND,
AND ___% FOR FIDELITY LATIN AMERICA FUND (INCLUDING ANY
APPLICABLE EXPENSE REDUCTIONS).  IF FMR HAD NOT REIMBURSED
CERTAIN EXPENSES DURING THESE PERIODS, FIDELITY DIVERSIFIED INTERNATIONAL
FUND'S AND FIDELITY JAPAN FUND'S TOTAL RETURNS WOULD HAVE BEEN LOWER.


COMPOSITE(DAGGER)



FOR THE PERIODS ENDED                                 LIFE OF
DECEMBER 31, 1998          PAST 1 YEAR  PAST 5 YEARS  COMPOSITE+



COMPOSITE                  %            %             %

MORGAN STANLEY CAPITAL     %            %             %
INTERNATIONAL WORLD INDEX

LIPPER GLOBAL FUNDS        %            %             %
AVERAGE

(dagger) The Composite is the asset-weighted composite performance of three Related Accounts, which are all the non-mutual fund accounts that have substantially similar investment objectives, policies, and strategies as Advisor Global Equity. The Composite reflects the deduction of fees and expenses of 1.75%, which may be higher or lower than any particular Related Account. Composite performance results are valued monthly and are asset-weighted by using beginning of month market values.
+ Life of Composite figures are from March 31, 1993, when the oldest account in the Composite began reporting its performance in U.S. dollars.
You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). For Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor Diversified International, and Advisor Global Equity, financial reports will be available once the funds have completed their first annual or semi-annual period. Each fund's annual and semi-annual reports include a discussion of recent market conditions and the fund's investment strategies, performance and holdings.
For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-___-____.
The SAI, the funds' annual and semi-annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room. INVESTMENT COMPANY ACT OF 1940, FILE NUMBER, 811-3855
Fidelity Investments & (Pyramid) Design, Fidelity, Fidelity Investments, and Directed Dividends are registered trademarks of FMR Corp.
Portfolio Advisory Services is a service mark of FMR Corp.
The third party marks appearing above are the marks of their respective owners.

1.540185.101 AINTI-pro-0299


FIDELITY ADVISOR FUNDSSM
CLASS A, CLASS T, CLASS B, CLASS C, INSTITUTIONAL CLASS, AND INITIAL
CLASS

STATEMENT OF ADDITIONAL INFORMATION
   FEBRUARY 26, 1999
This Statement of Additional Information (SAI) is not a prospectus. Portions of the funds' Annual Reports are incorporated herein. The Annual Reports are supplied with this SAI.
   For the Initial Class of Fidelity Advisor Strategic Opportunities Fund and Fidelity Advisor Mortgage Securities Fund, to obtain a free additional copy of a Prospectus, dated February 26, 1999, or Annual
Report, please call     Fidelity(registered trademark)    at
1-800-544-8544. For Class A, Class T, Class B, Class C and Institutional Class of all funds, to obtain a free additional copy of a Prospectus, dated February 26, 1999, or Annual Report, please call
    Fidelity    at 1-800-___-___.

TABLE OF CONTENTS                  PAGE

Investment Policies and            3
Limitations

Special Considerations Regarding   30
Africa

Special Considerations Regarding   30
Canada

Special Considerations Regarding   31
Europe

Special Considerations Regarding   33
Asia

Special Considerations Regarding   39
Latin America

Special Considerations Regarding   41
the Russian Federation

Portfolio Transactions             42

Valuation                          53

Performance                        54

Prior Performance of Similar       54
Funds

Additional Purchase, Exchange
and Redemption Information

Distributions and Taxes

Trustees and Officers

Control of Investment Advisers

Management Contracts

Distribution Services

Transfer and Service Agent
Agreements

Description of the Trusts

Financial Statements

Appendix

For more information on any Fidelity fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before you invest or send money.

ACOM-ptb-   0299
   1.469556.101

(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

INTERNATIONAL FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund

GROWTH FUNDS
Fidelity Advisor TechnoQuantSM Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Opportunities Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth Opportunities Fund

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
       INVESTMENT LIMITATIONS OF ADVISOR LATIN AMERICA FUND
       THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
   (1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
   (2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
   (3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
   (4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
   (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund may purchase the securities of any issuer if, as a result, no more than 35% of the fund's total assets would be invested in any industry that accounts for more than 20% of the Latin American market as a whole, as measured by an index determined by FMR to be an appropriate measure of the Latin American market;
   (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
   (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
   (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
   (9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
       THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
   (i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
   (ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
   (iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
   (iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
   (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
   (vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
   (vii) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
   For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page ____.
       INVESTMENT LIMITATIONS OF ADVISOR JAPAN FUND
       THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
   (1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
   (2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
   (3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
   (4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
   (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
   (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
   (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
   (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
   (9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
       THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
   (i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
   (ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
   (iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
   (iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
   (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
   (vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
   For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page ____.
       INVESTMENT LIMITATIONS OF ADVISOR EUROPE CAPITAL APPRECIATION
FUND
       THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
   (1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
   (2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
   (3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
   (4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
   (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
   (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
   (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
   (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
   (9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
       THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
   (i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
   (ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
   (iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
   (iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
   (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
   (vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
   For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page ____.
INVESTMENT LIMITATIONS OF ADVISOR INTERNATIONAL CAPITAL APPRECIATION
FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
   (2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page ___.
INVESTMENT LIMITATIONS OF ADVISOR OVERSEAS FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issu   e senior securities, except in connection with the
insurance program established by the fund pursuant to an exemptive
order issued by the     Securities and Exchange Commission or as
otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page _______.
       INVESTMENT LIMITATIONS OF ADVISOR DIVERSIFIED INTERNATIONAL
FUND
       THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
   (1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
   (2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
   (3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
   (4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
   (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
   (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
   (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
   (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
   (9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
       THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
   (i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
   (ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
   (iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
   (iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
   (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
   (vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
   For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page ____.
       INVESTMENT LIMITATIONS OF ADVISOR GLOBAL EQUITY FUND
       THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
   (1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
   (2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
   (3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
   (4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
   (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
   (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
   (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
   (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
   (9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
       THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
   (i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
   (ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
   (iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
   (iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
   (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
   (vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
   For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page _____.
INVESTMENT LIMITATIONS OF ADVISOR TECHNOQUANTSM GROWTH FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issu   e senior securities, except in connection with the
insurance program established by the fund pursuant to an exemptive
order issued by the Sec    urities and Exchange Commission or as
otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page _____.
       INVESTMENT LIMITATIONS OF ADVISOR SMALL CAP FUND
       THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
   (1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
   (2) issue senior securities, except as permitted under the Investment Company Act of 1940;
   (3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
   (4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
   (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
   (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
   (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
   (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
   (9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
       THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
   (i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
   (ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
   (iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
   (iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
   (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
   (vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
   For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page _____.
INVESTMENT LIMITATIONS OF ADVISOR STRATEGIC OPPORTUNITIES FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) iss   ue senior securities, except in connection with the
insurance program established by the fund pursuant to an exemptive
order issued by t    he Securities and Exchange Commission or as
otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page ____.
INVESTMENT LIMITATIONS OF ADVISOR MID CAP FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2)  issue se   nior secu    rities, except in connection with the
insurance program established by the fund pursuant to an exemptive
order issued by the Se   curitie    s and Exchange Commission or as
otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page _____.
       INVESTMENT LIMITATIONS OF ADVISOR RETIREMENT GROWTH FUND
       THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
   (1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
   (2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
   (3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
   (4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
   (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
   (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
   (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
   (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
   (9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
       THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
   (i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
   (ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
   (iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
   (iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
   (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
   (vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
   For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page ____.
INVESTMENT LIMITATIONS OF ADVISOR EQUITY GROWTH FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securitie   s, except in connection with the
insurance program established by the fund pursuant to an exemptive
order issued by the Securities and     Exchange Commission or as
otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite any issue of securities (to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);
(5) purchase the securities of any issuer (other than obligations issued or guaranteed by the Government of the United States, its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page _____.
INVESTMENT LIMITATIONS OF ADVISOR LARGE CAP FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except in co   nne    ction with the
insurance program established by the fund pursuant to an exemptive
order issued by the Securities and Exch   ang    e Commission or as
otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page _____.
       INVESTMENT LIMITATIONS OF ADVISOR DIVIDEND GROWTH FUND
       THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
   (1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
   (2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
   (3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
   (4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
   (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
   (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
   (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
   (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
   (9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
       THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
   (i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
   (ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
   (iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
   (iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
   (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
   (vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INVESTMENT LIMITATIONS OF ADVISOR GROWTH OPPORTUNITIES FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
   (2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933, in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INVESTMENT LIMITATIONS OF ADVISOR GROWTH & INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
   (2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INVESTMENT LIMITATIONS OF ADVISOR EQUITY INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed
by the U.S. Government or any of its agencies or instrumentalities   ,
or securities of other investment companies    ) if, as a result, (a)
more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
   (2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
   (9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except (a) by lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
   (vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
       INVESTMENT LIMITATIONS OF ADVISOR ASSET ALLOCATION FUND
       THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
   (1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
   (2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
   (3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
   (4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
   (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
   (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
   (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing and selling precious metals, or from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
   (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
   (9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
       THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
   (i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
   (ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
   (iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
   (iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
   (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
   (vi) The fund does not currently intend to invest more than 5% of its total assets in precious metals.
   (vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INVESTMENT LIMITATIONS OF ADVISOR BALANCED FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed
by the U.S. Government or any of its agencies or instrumentalities   ,
or securities of other investment companies    ) if, as a result, (a)
more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
   (2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933, in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INVESTMENT LIMITATIONS OF ADVISOR EMERGING MARKETS INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
   (1) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except (a) by lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more that 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INVESTMENT LIMITATIONS OF ADVISOR HIGH YIELD FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed
by the U.S. Government or any of its agencies or instrumentalities   ,
or securities of other investment companies    ) if, as a result, (a)
more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
   (2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933, in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INVESTMENT LIMITATIONS OF ADVISOR STRATEGIC INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
   (1) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933, in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more that 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INVESTMENT LIMITATIONS OF ADVISOR GOVERNMENT INVESTMENT FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities,
   or securities of other investment companies    ) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
   (2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total
assets would be invested in the securities of    companies whose
principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
   The fund has been advised that the Staff of the Securities and Exchange Commission (SEC) does not consider proprietary strips of securities issued by the U.S. Government or its agencies or instrumentalities, and privately sponsored collateralized mortgage obligations (CMOs) backed by the U.S. Government or its agencies or instrumentalities to be U.S. Government securities for purposes of investment limitation (5). Accordingly, the fund may establish the following four industry groups: (1) custodian banks for proprietary strips of obligations of the U.S. Government and its agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government; (2) custodian banks for proprietary strips of obligations of the U.S. Government and its agencies and instrumentalities that are not backed by the full faith and credit of the U.S. Government; (3) custodian banks for CMOs that are backed by the full faith and credit of the U.S. Government; (4) custodian banks for CMOs that are backed by U.S. Government agencies and instrumentalities but not by the full faith and credit of the U.S. Government. If the fund concludes that, under applicable legal principles, any of these securities is a Government security, it will exclude the security from investment limitation (5).
INVESTMENT LIMITATIONS OF ADVISOR MORTGAGE SECURITIES FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities,
   or securities of other investment companies    ) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
   (2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase any security if, as a result thereof, more than 25% of the value of its total assets would be invested in the securities of companies having their principal business activities in the same industry (this limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities);
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than
securities to other parties, except by    (a    ) lending money (up to
7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser
or (   b    ) acquiring loans, loan participations, or other forms of
direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
   The fund has been advised that the Staff of the Securities and Exchange Commission (SEC) does not consider proprietary strips of securities issued by the U.S. Government or its agencies or instrumentalities, and privately sponsored collateralized mortgage obligations (CMOs) backed by the U.S. Government or its agencies or instrumentalities to be U.S. Government securities for purposes of investment limitation (5). Accordingly, the fund may establish the following four industry groups: (1) custodian banks for proprietary strips of obligations of the U.S. Government and its agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government; (2) custodian banks for proprietary strips of obligations of the U.S. Government and its agencies and instrumentalities that are not backed by the full faith and credit of the U.S. Government; (3) custodian banks for CMOs that are backed by the full faith and credit of the U.S. Government; (4) custodian banks for CMOs that are backed by U.S. Government agencies and instrumentalities but not by the full faith and credit of the U.S. Government. If the fund concludes that, under applicable legal principles, any of these securities is a Government security, it will exclude the security from investment limitation (5).
INVESTMENT LIMITATIONS OF ADVISOR INTERMEDIATE BOND FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed
by the U.S. Government or any of its agencies or instrumentalities   ,
or securities of other investment companies    ) if, as a result, (a)
more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
   (2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment), in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements).
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INVESTMENT LIMITATIONS OF ADVISOR SHORT FIXED-INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed
by the U.S. Government or any of its agencies or instrumentalities   ,
or securities of other investment companies    ) if, as a result, (a)
more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
   (2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than
securities to other parties, except by (   a    ) lending money (up to
7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser
or (   b    ) acquiring loans, loan participations, or other forms of
direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INVESTMENT LIMITATIONS OF ADVISOR MUNICIPAL INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed
by the U.S. Government or any of its agencies or instrumentalities   ,
or securities of other investment companies    ) if, as a result, (a)
more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
   (2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of investment limitations (1) and (5), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INVESTMENT LIMITATIONS OF ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed
by the U.S. government or any of its agencies or instrumentalities   ,
or securities of other investment companies    ) if, as a result, (a)
more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
   (2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or
(9) invest in companies for the purpose of exercising control or management.
(10) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of investment limitations (1) and (5), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET-BACKED SECURITIES represent interests in pools of    purchase
contracts, financing leases, or sales agreements entered into by
municipalities    , mortgages, loans, receivables or other assets.
Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security
values may also be affected by    other factors including changes in
interest rates, the availability of information concerning the pool
and its structure    , the creditworthiness of the servicing agent for
the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
       BORROWING.    Each fund may borrow from banks or from other
funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
   CASH MANAGEMENT. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.
   CENTRAL CASH FUNDS are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity and diversification of their investments.
       COMMON STOCK represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy,
   the claims of     owners of bonds and preferred stock take
precedence over the claims of those who own common stock.
CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
COUNTRIES NOT CONSIDERED TO HAVE EMERGING MARKETS. As of
   _____________    , the following countries are not considered to
have emerging markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States.
          DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.
       DOLLAR-WEIGHTED AVERAGE MATURITY    is derived by multiplying
the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
   For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds, and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the pre-refunded bond is considered to be the number of days to the announced call date of the bonds. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S.
dollars, or other government intervention.    Additionally,
governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the
conditions for payment be renegotiated    . There is no assurance that
FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.
FOREIGN REPURCHASE AGREEMENTS.    Foreign repurchase agreements
involve an agreement to purchase a foreign security and to sell that security back to original seller at an agreed-upon price in either
U.S. dollars or foreign currency.     Unlike typical U.S. repurchase
agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
FUNDS' RIGHTS AS SHAREHOLDERS. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500) or the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
   Futures may be based on foreign indexes such     as the CAC 40
(France), DAX 30 (Germany), EuroTop 100 (Europe), IBEX (Spain), FTSE 100 (United Kingdom), All Ordinary (Australia), Hang Seng (Hong Kong), and Nikkei 225, Nikkei 300 and TOPIX (Japan).
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member or other party that may owe initial or
variation margin to a fund.    Because initial and variation margin
payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
In addition, each    equity     fund will not: (a) sell futures
contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts
and written put options would exceed 25% of its total assets    under
normal conditions    ; or (c) purchase call options if, as a result,
the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
   In addition, each bond fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
Each bond fund further limits its options and futures investments to options and futures contracts relating to U.S. Government securities. The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
       ILLIQUID SECURITIES    cannot be sold or disposed of in the
ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).
INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.
Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. Advisor Municipal Income and Advisor Intermediate Municipal Income currently intend to participate in this program as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
INVERSE FLOATERS have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.
   INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA Inc., or is unrated but considered to be of equivalent quality by FMR.
       ISSUER LOCATION   . FMR determines where an issuer [or its
principal activities] [are] located by looking at such factors as the issuer's country of organization, the primary trading market for the issuer's securities, and the location of the issuer's assets, personnel, sales, and earnings. The issuer of a security is considered to be located in a particular country if (1) the security is issued or guaranteed by the government of the country or any of its agencies, political subdivisions, or instrumentalities; (2) the security has its primary trading market in that country; or (3) the issuer is organized under the laws of that country, derives at least 50% of its revenues or profits from goods sold, investments made, or services performed in the country, or has at least 50% of its assets located in the country.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or
other receivables), or to other parties.    Direct debt instruments
involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.
Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders. MORTGAGE SECURITIES are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.
       Fannie Maes and Freddie Macs    are pass-through securities
issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.
The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested
subsequently at a lower current interest rate.    Alternatively, in a
rising interest rate environment    , mortgage security values may be
adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.
   In order to earn additional income for a fund, FMR may use a trading strategy that involves selling mortgage securities and simultaneously agreeing to purchase similar securities on a later date at a set price. This trading strategy may result in an increased portfolio turnover rate which increases costs and may increase taxable gains.
       MUNICIPAL INSURANCE.    A municipal bond may be covered by
insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).
   Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, enhancing its credit quality and value.
   Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.
   Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.
   FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.
   PRINCIPAL MUNICIPAL BOND INSURERS. The various insurance companies providing primary and secondary market insurance policies for municipal bonds are described below. Ratings reflect each respective rating agency's assessment of the creditworthiness of an insurer and the insurer's ability to pay claims on its insurance policies at the time of the assessment.
   Ambac Assurance Corp., a wholly-owned subsidiary of Ambac Financial Group Inc., is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Ambac Assurance Corp. are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.
   Connie Lee Insurance Co. is a wholly-owned subsidiary of Connie Lee Holdings Inc., which is a wholly-owned subsidiary of Ambac Assurance Corp. All losses incurred by Connie Lee Insurance Co. that would cause its statutory capital to drop below $75 million would be covered by Ambac Assurance Corp. Connie Lee Insurance Co. is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Connie Lee Insurance Co. are rated "AAA" by Standard & Poor's.
   Financial Guaranty Insurance Co. (FGIC), a wholly-owned subsidiary of GE Capital Services, is authorized to provide bond insurance in the 50 U.S. states and the District of Columbia. Bonds insured by FGIC are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.
   Financial Security Assurance Inc. (FSA), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and three U.S. territories. Bonds insured by FSA are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.
   Municipal Bond Investors Assurance Corp. (MBIA Insurance Corp.), a wholly-owned subsidiary of MBIA Inc., a publicly-owned company, is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by MBIA Insurance Corp. are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.
MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
MUNICIPAL MARKET DISRUPTION RISK. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced
before Congress from time to time.    Proposals also may be introduced
before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Trustees would reevaluate
the fund's investment objectives and policies.     Municipal
bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund. EDUCATION. In general, there are two types of education-related bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.
ELECTRIC UTILITIES. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand,
(d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.
HEALTH CARE. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
HOUSING. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.
TRANSPORTATION. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.
WATER AND SEWER. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.
       PREFERRED STOCK    is a class of equity or ownership in an
issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.
       PUT FEATURES    entitle the holder to sell a security back to
the issuer at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Demand features and standby commitments are types of put features.
REAL ESTATE INVESTMENT TRUSTS. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
REFUNDING CONTRACTS. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.
REPURCHASE AGREEMENTS    involve an agreement to purchase a security
and to sell that security back to the original seller at an
agreed-upon price. The resale     price reflects the purchase price
plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to
the sale price plus the accrued incremental amount.    The value of
the security purchased may be more or less than the price at which the
counterparty has agreed to purchase the security    . In addition,
delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES    are subject to legal restrictions on their
sale. Difficulty in selling securities may result in a loss or be
costly to a fund. Restricted securities     generally can be sold in
privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.
   SECURITIES OF OTHER INVESTMENT COMPANIES, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.
   The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income.
   Because     there may be delays in the recovery of loaned
securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES "AGAINST THE BOX"    are short sales of securities that a
fund owns or has the right to obtain (equivalent in kind or amount to
the securities sold short)    . If a fund enters into a short sale
against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SHORT SALES. S   tocks underlying a fund's convertible security
holdings can be sold shor    t. For example, if FMR anticipates a
decline in the price of the stock underlying a convertible security held by a fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.
   A     fund will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.
       SOURCES OF CREDIT OR LIQUIDITY SUPPORT.    Issuers may employ
various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the credit or liquidity enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.
SOVEREIGN DEBT OBLIGATIONS are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.
Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities
subject to such commitments. In the latter case,    the     fund would
pay a higher price for the securities acquired, thus reducing their yield to maturity.
Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.
Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.
       STRIPPED SECURITIES    are the separate income or principal
components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury. Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.
SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap
obtains the    right     to receive payments to the extent that a
specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift a fund's investment exposure from
one type of investment to another. For example, if    th    e fund
agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
TEMPORARY DEFENSIVE POLICIES.
   Each of Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor International Capital Appreciation, Advisor Overseas, Advisor Diversified International, Advisor Global Equity, Advisor TechnoQuant Growth, Advisor Small Cap, Advisor Strategic Opportunities, Advisor Mid Cap, Advisor Retirement Growth, Advisor Equity Growth, Advisor Large Cap, Advisor Dividend Growth, Advisor Growth Opportunities, Advisor Growth & Income, Advisor Equity Income, Advisor Asset Allocation, and Advisor Balanced reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
   Each of Advisor Government Investment, Advisor Mortgage Securities, Advisor Intermediate Bond, and Advisor Short Fixed-Income reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.
   Each of Advisor Municipal Income and Advisor Intermediate Municipal Income reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes.
   Advisor Emerging Markets Income reserves the right to invest without limitation in U.S. securities for temporary, defensive purposes.
   Each of Advisor High Yield and Advisor Strategic Income reserves the right to invest without limitation in investment-grade securities for temporary, defensive purposes.
TENDER OPTION BONDS are created by coupling an intermediate- or long-term, fixed-rate, municipal bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.
In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.
WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
       WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS
involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.
   When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
   A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
SPECIAL CONSIDERATIONS REGARDING AFRICA
Africa is a highly dive   rse and p    olitically unstable continent
of over 50 countries and 720 million people. Civil wars, coups and even genocidal warfare have beset much of this region in recent years. Nevertheless, it is home to an abundance of natural resources, including natural gas, aluminum, crude oil, copper, iron, bauxite, cotton, diamonds and timber. Wealthier countries generally have strong connections to European partners, and evidence of these relationships is seen in the growing market capitalization and foreign investment of
these count   ries    . Economic performance is closely tied to world
commodity markets, particularly oil, and also to weather conditions, such as drought.
Five African countries are among the 20 fastest growing in the world (Uganda, Ivory Coast, Botswana, Angola and Zimbabwe, confirm EIU
1995   ), with G    DP growth rates ranging from 5.5% to 6.0%. Two
countries, Yemen and Bahrain, are experiencing growth at o   r
belo    w 2.0%, and one country, Libya, is experiencing (-4.0%)
negative growth.
African eco   nomic growth is projected to remain higher than in any
recent year other than 1996. The relatively small effects of the Asian crisis are attributable to the comparatively low levels of private capital flows to most countries in the regions. Africa can be
negatively impac    ted from the slowdown in global growth, and its
effects on commodity prices.
Several African countries in the north have substantial oil reserves and accordingly their economies react strongly to world oil prices. They share a regional and sometimes religious identification with the oil producing nations of the Middle East and can be strongly affected by political and economic developments in those countries. As in the south, weather conditions also have a strong impact on many of their natural resources, and, as was the case in 1995, severe drought can adversely effect economic growth.
Twelve African countries have activ   e equity markets (Bahrain,
Botswana, Egypt, Ghana, Kenya, Morocco, Nigeria, Oman, South Africa, Tunisia, Zambia, and Zimbabwe). The oldest market, in Egypt, was established in 1883, while the youngest, in Zambia, was established in 1994. Four additional markets have been established since 1989, and the mean age for all equity markets is 40 years old. A total of 1,830 firms are listed on the respective exchanges. Total market capitalization for these countries in 1996 was $290 billion, an
average increase of 54% over     1995 levels.
The South African ma   rket is the largest in Africa and has a
capitalization of more than ten times that of all the other African markets combined. In 1997, the country's Johannesburg Stock Exchange fell by 6.8%, due largely to weakening commodity prices and a slowdown in the South African economy. The market decline extended into 1998 as the South African rand declined versus the world's major currencies.

SPECIAL CONSIDERATIONS REGARDING CANADA
Canada is a confederation of ten provinces with a parliamentary system of government. Canada is the world's second largest nation by landmass and is inhabited by 30.2 million people, most of whom are descendants
of France, the United Kingdom and ind   igenous peoples. The country
has a workforce of over 15 million people in various industries such
as trade, manufacturing, mining, fina    nce, construction and
government. While the country has many institutions which closely parallel the United States, such as a transparent stock market and similar accounting practices, it differs from the United States in that it has an extensive social welfare system, much more akin to European welfare states.
The confederated structures combined with recent financial pressure on the federal government have pushed provinces, Quebec in particular, to call for a revaluation of the legal and financial relationships between the federal government in Ottawa and the provinces. Recent
referendums on Quebec    sovereignty have been narrowly defeated and
the issue appears far from resolved. However, in August of 1998, the country's Supreme Court decided that Quebec does not have the right to secede unilaterally, removing any immediate threat that Canada will break up. Nevertheless, the Canadian markets could continue to react to any periodic escalations of separatist calls.
Canada is one of the richest nations    in the world in terms of
natural resources. The country is a major producer of such commodities
as forest products, mining, metals, an    d agricultural products.
Additionally, energy related products such as oil, gas, and hydroelectricity are important components of their economy. Accordingly, the Canadian stock market is strongly represented by basic material stocks, and movements in the supply and demand of industrial materials, agriculture, and energy, both domestically and internationally, can have a strong effect on market performance.
The United States is Canada's larg   est trading partner and
approximately 80% of Canadian merchandise traded in 1997 was with the United States. Automobiles and auto parts accounted for the largest export items followed by energy, mining and forest products. Canada is the largest energy supplier to the United States, while the United States is Canada's largest foreign investor. United States investment has been largely focused on financial, energy, metals and mining businesses. The expanding economic and financial integration of the United States and Canada will likely make the Canadian economy and securities markets increasingly sensitive to U.S. economic and market events.
For United States investors in Can   adian markets, currency has
become an important determinant of investment return. Since Canada let its dollar float in 1970, its value has been in a steady decline against its United States counterpart. While the decline has enabled Canada to stay competitive with its more efficient southern neighbor, which buys four-fifths of its exports, United States investors have
seen their investment retu    rns eroded by the impact of currency
conversion.
SPECIAL CONSIDERATIONS REGARDING EUROPE
Europe can    be divided into two distinct categories of market
development: the developed economies of Western Europe and the transition economies of Eastern Europe.
   Any discussion of European national economies and securities markets must be made with an eye to the impact that the European Union
(EU) and European and Economic Monetary Union (EMU) - will have upon the future of these countries as well as the rest of the world. The scope and magnitude of these economic and political initiatives dwarfs anything attempted to date. If successful, the EU will change or erase many political, economic, cultural and market distinctions that define and differentiate each of the Continent's countries today.
   The third and final stage of the European Economic and Monetary Union is scheduled to be implemented on January 1, 1999. The European Union (EU) consists of 15 countries of western Europe: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom. The six founding countries first formed an economic community in the 1950s to bring down trade barriers such as taxes and quotas, to eliminate technical restrictions such as special standards and regulations for foreigners, and to coordinate various industrial policies, such as those pertaining to agriculture. Since that time the group has admitted new members and, in time, may expand its membership to other nations such as those of Eastern Europe. The EU has as its goal, the creation of a single, unified market that would be, at over 370 million people, the largest in the developed world and through which goods, people and capital could move freely.
   A second component of the EU is the establishment of a single currency - the Euro, to replace each member country's domestic currencies. In preparation for the creation of the Euro, the Exchange Rate Mechanism (ERM) was established to keep the various national currencies at a pre-specified value relative to each other. The year 1997 is significant for membership in the EU as it is the initial reference year for evaluating debt levels and deficits within the criteria set forth by the Maastricht treaty. Specifically, the Maastricht criteria include, among other indicators, an inflation rate below 3.3%, a public debt below 60% of GDP, and a deficit of 3% or less of GDP. Failure to meet the Maastricht levels would disqualify any country from membership.
   On May 3, 1998 the European Council of Ministers formally announced the "first wave" of EMU participants. They are: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. On January 1, 1999, the Euro becomes a currency, while the bank notes used by EMU's eleven members remain legal tender. After a three year transition period, the Euro will begin
circul    ating on January 1, 2002. Six months later, today's
currencies will cease to exist.
Many foreign and d   omestic     businesses are establishing or
increasing their presence in Europe in anticipation of the new unified
single market.    Clear, confident visions of a diverse,
multi-industrial, unified market under a single currency have been the impetus for much of the recent corporate restructuring initiatives as well as for the increased mergers and acquisitions activity in the
region. A successful EM    U could prove to be an engine for sustained
growth throughout Europe.
While the se   curities markets view the introduction of the euro as
inevitable, the success of the union is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. For example, eleven disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility and the loss of economic sovereignty. The Continent's economies are diverse, its governments decentralized and its cultures differ widely. Unemployment is historically high and could pose a political risk that one or more countries might exit the union placing the currency and banking system
in     jeopardy.
For those coun   tries in Western and Eastern Europe that will not be
included in the first round of the EU implementation, the prospects for eventual membership serves as a strong political impetus for many governments to employ tight fiscal and monetary policies. Particularly for the Eastern European countries, aspirations to join the EU are likely to push governments to act decisively. At the same time, there could become an increasingly widening gap between rich and poor both within the aspiring countries and also those countries who are close to meeting membership criteria and those who are not. Realigning traditional alliances could result in altering trading
r    elationships and potentially provoking divisive socio-economic splits.
The economies of Ea   stern Europe are embarking on the transition
from communism at different paces with appropriately different characteristics. The transition countries also display sharp contrasts in performance. Those that are most advanced in the transformation process are now reaping the rewards of comprehensive reform and stabilization policies pursued with determination over recent years. These include Poland, the Baltic countries, Croatia, the Czech Republic, Hungary, the Slovak Republic and Slovenia. Conversely, those that are less advanced in the transition are struggling with a number of policy challenges to strengthen their economies. Several countries have made good progress, and in Armenia, Azerbaijan, Georgia, Kazakhstan, and the Kyrgyz Republic, inflation has fallen considerably in recent years. Nevertheless, the East European markets are particularly vulnerable to weakness in the world's other emerging countries and are particularly sensitive to events in Russia. For example, in mid-1998 when economic and political turmoil forced the Russian government to devalue its currency and restructure its debt
payments, the other markets in Eastern Europe suffered sign    ificant
destabilization of which the extent and duration is still unknown.
FRANCE. France is a re   public of over 58 million people in the
historic if not the geographic center of Western Europe. The Fifth
French Republic, established     in the early postwar period under
Charles de Gaulle, provides for a strong Presidency which can appoint
its own cabinet but m   ust win approval of a parliamentary majority.
The government was founded upon the French cultural values of liberty, brotherhood and egalitarianism. In France, this latter value often translates into a government burden of providing job security. The result is a large, vast bureaucracy in the public sector and strict employment and labor laws in the private sector. In addition, a significant portion of government economic policy revolves around regulating and protecting domestic industries, particularly farming and manufacturing. Finally, the French government frequently owns high majority or minority interests in large companies, particularly utility, transport and communications concerns. While privatization has been a popular movement in many other European countries, it has encountered a stalled stop-and-go cycle in France.
   The French economy is the world's fourth-largest Western industrialized economy, with a GDP of $1538 billion in 1996. The nation has substantial agricultural resources, a diversified modern industrial system, and a highly skilled labor force. France's economy boasts a sophisticated industrial manufacturing base, which includes not only high technology (information technology and telecommunications, vehicles, aircraft, computer equipment, etc.) but also a number of very large companies producing consumer goods. The country's industrial structure is unusual for an industrialized economy because the state still controls a large proportion of the heavy strategic goods industries as well as institutions such as banks and communications companies. The agricultural sector continues to be important; however, most farms are small by European standards and require massive government support. Exports are an economic strong point and the nation has enjoyed trade surpluses in recent years. Leading exports include chemicals, electronics and automotive and aircraft machinery, while imports are dominated by petroleum, industrial machinery and electronics. Their main trading partners are the United States, Japan, and other EU countries.
   The country is one of the largest consumers of nuclear energy, obtaining nearly 75% of its total electricity needs from reactors. While it has some small deposits of oil and gas, it remains heavily dependent on imports for most of its needs.
   In recent years, the country's economic growth has been hindered by a series of general strikes. The government's efforts to reduce spending to meet the Maastricht criteria have prompted strikes and unrest from France's powerful trade unions. In addition, striking workers have pushed their demands for a lower retirement age and a reduction in the workweek. With an unemployment rate above 12%, the country's labor markets are not functioning efficiently. France's pay-as-you-go pension program is an additional deterrent to economic growth as spending on pensions account for a tenth of GDP. While all parties agree that the system must be replaced, no agreement has been reached on an alternative.
   France went to the polls in May 1997 after a surprise decision to hold early elections by conservative President Jacques Chirac. Chirac's calculation was to capitalize on popular support before he was forced to undertake austere fiscal measures to meet the Maastricht criteria. Voters responded that they were more concerned about the country's high level of unemployment and Chirac's party lost enough seats in the parliament that the president must now share power for the remaining five years in office with a socialist-led government. This change could set back the previous government's pledges to continue its privatization initiatives, restrain spending, support the franc, and endure fiscal austerity. It also calls into question whether the French people have the will to adhere to the EMU convergence criteria over the next few years.
   The stock market in France has undergone both gradual and dramatic changes in recent years, keeping pace with global trends toward deregulation, privatization, and cross border activities, allowing Paris to maintain its position as the world's fourth-largest financial center. Until 1996, the Paris Bourse was the country's sole stock exchange, providing access to all listed French securities. Since then, foreign interest has been stimulated by the creation of new markets, such as the Nouveau Marche, for riskier, growth oriented, small corporations. While the listings of these combined markets are fairly diverse financial companies that account for approximately one-third of the total. The system underwent many regulatory changes in the late 1980s, taking steps toward combating insider trading and
ensuring market transpare    ncy.
GERMANY. Germany is the larg   est economy in all of Europe and is the
third largest economy in the world behind the United States and Japan. The country occupies a central position in Western Europe with strong cultural and economic ties with the countries of Eastern Europe and borders on no less than six other Western European countries. The country's size, location and proven industrial ability have historically thrust it to the center of European economic life, a position it was able to re-attain in the wake of the post-war period. More recently, Germany has used this position as a platform to champion the cause of the European Union, and also to absorb and transform the devastated economy of its former communist eastern half.

   The German economy is heavily industrialized, with a strong emphasis on manufacturing. The manufacturing sector is driven by small and medium-sized companies, most of which are very efficient and dynamic. Germany, nevertheless, has many large industries and manufacturing is dominated by the production of motor vehicles, precision engineering, brewing, chemicals, pharmaceuticals and heavy metal products.
   The economy has benefited from a strong export performance throughout the decade. Exports, weighted heavily in the industrial machinery, autos and chemicals sectors, have provided the economy with positive trade balances. Exports are the main engine of GDP growth, highlighting Germany's dependence on the prosperity of its trading partners. Five out of its top six trading partners are fellow EU members (the sixth is the United States), while very low levels of trade are conducted with Asian and Latin American countries. Germany stands very well poised to supply the emerging markets of central Europe. It is already the largest European foreign investor in the Czech Republic and the largest trading partner for Poland and Hungary. Accordingly, any weakness in the emerging market economies might likely dampen demand for German goods, to the detriment of the German economy. As most of these emerging markets aspire to join the EU, it is possible that a larger EU could alter Germany's trading relationships due to new quotas, tax rates, exchange rates and other factors which will come with EU membership.
   The recent performance of the German economy must be evaluated within the context of the 1990 reunification of the eastern and western states. GDP growth dropped markedly during the early years of reunification. Industry in Eastern Germany is still catching up. Workers in Eastern Germany earn two-thirds of western wages but produce only half as much. In addition, one of the byproducts of assimilating East Germany into the state has been the need to restructure many of the government services to accommodate the new and substantially less affluent citizens. Significant tax and welfare reforms have yet to be undertaken, and pressure is mounting on the government to address these issues. Unemployment rates have begun to cause some discontent among German citizens whose culture generally places strong emphasis on a social compact. Any dissatisfaction could be expressed at the polls during the 1998 elections.
   Germany is faced with other significant economic challenges. Unemployment is currently above 12% as the country experiences its longest period of slow growth since the Second World War. The government's ability to deal with the problem is limited by its efforts to meet the stringent Maastricht criteria for convergence. There are also growing concerns about the exodus of German companies relocating abroad in order to avoid the country's high labor costs. In the longer run, Germany's government must alter the peculiar mix of capitalism, welfarism and consensus that sets the country apart. Those decisions will be politically sensitive - especially if they antagonize the powerful trade unions or the country's many family-run firms.
   Germany's stock market has enjoyed dramatic growth in volume as the main DAX index has soared over the past two years. Much of the market's strength has been attributed to the dollar's recovery and rising corporate earnings. In addition, a number of changes have occurred recently to support the share-buying explosion and to establish a German equity culture. A number of initial public offerings were launched as the government sought to divest itself of ownership in such businesses as the nation's telephone utility and post office businesses to ease budgetary pressures. The government also created a supervisory authority which has outlawed insider trading and established stiffer company reporting standards intended to further increase the appeal of Germany's stock market. Nevertheless, while there has been progress in broadening the investor base, shares remain overwhelmingly in the hands of institutions and companies.
   The German central bank is one of the world's strongest and most independent. Their high interest rates have contributed to a controlled growth of the stock market and a steadily decreasing inflation rate. Keeping the Deutsche Mark strong in leading up to EMU has been a priority for the bank. Nevertheless, exports have thrived despite the currency's strong position.
   A founding member of the EU and the most ardent proponent of EMU, Germany is seen as the primary player in Union economics and politics. Seeking to consolidate this position, recent government policy has put a strong emphasis on the maintenance of a strong currency and the
achiev    ement of the Maastricht criteria.
NORDIC COUNTRIES. Increasi   ng economic globalization and the
expansion of the EU have forced the Nordic Countries to scale back their historically liberal welfare spending policies. While public spending has dropped from average levels, the cutbacks in social programs have sparked drops in domestic demand and increases in unemployment. Nevertheless, the Nordic economies are experiencing positive growth fueled largely by strong exports and low interest rates. The approaching EMU deadline is putting pressure on each nation to maintain their economies in line with requirements of the Maastricht treaty criteria and the fiscal and political issues remain central in political debates.
   Of the Nordic countries, Finland, Denmark and Sweden are all members of the EU. Only Norway has elected not to join. However, the decision likely will not isolate the Norwegian economy from those of its Nordic neighbors. The country maintains a "shadow membership" in the EU, by which it seeks to stay as closely informed as possible and to make its voice heard on the issues. This may ensure that it will become more closely aligned with the rest of Europe as time passes. One significant aspect of opting out of the EU is that the central bank is free to pursue its own agenda, such as setting inflation targets as opposed to exchange rate targets. Inflation patterns and currency stability could prove to be issues that may separate the policy decisions of Norway from the other Nordic countries.
   Politically, the countries of this region are historically known for their approach to policy making that emphasizes consensus. The most common type of government among the Nordic countries is dominated by long-standing, left-of-center parties which often align themselves with smaller centrist parties for majority support. The landscape, however, is so fractured that governing from a minority position is common. The absence of a clear majority party slows and sometimes arrests policy making. The strongest opposition comes from traditional European conservative parties, which have gained support in recent years with the decline of the welfare state and the need for the libertarian policies necessary to compete and integrate with free markets. None of the Nordic countries face any serious risk of any anti-democratic political change. However, in Sweden, the prospects of the present government will depend on its ability to create more jobs and to prepare the economy for EMU. A large minority of voters are also disappointed about the benefits which membership in the EU was expected to bring and have been increasingly voicing anti-EU sentiments. However, in May 1998, Sweden and its fellow applicants, Finland and Denmark, were formally admitted in the "first wave" of the EMU.
   Industry in the region is heavily resource-oriented. Denmark's agricultural sector remains the backbone of the economy although other industries have been developing rapidly in recent years, with engineering, food processing, pharmaceuticals, brewing and shipbuilding gaining in importance. Finland's major industry is forestry which supplies a large paper and timber products sector. It also produces household goods and telecommunications equipment and has an extremely important heavy goods sector producing ships, cement, steel and machine tools. In Sweden, the manufacturing sector dominates the economy and includes major industries which range from motor vehicles to aerospace, chemicals, pharmaceuticals, timber, pulp and paper. Several of the country's export-oriented industries (in particular forestry, mining and steel) are suffering as the country's high wages squeeze them out of foreign markets. Norway's oil-driven economy has provided its citizens with one of the highest standards of living in the world. However, they must prepare for the time, due to arrive early in the next century, when their vast reserves run out. Reliance on exports concentrated in a few sectors tie these countries closely to one another.
   Economically, the Nordic countries are strong export economies that take advantage of their abundant natural resources. They are also very closely tied both to each other and to the rest of Europe. Most countries have witnessed low levels of positive growth in the last six years. Finland is the exception. As a significant portion of its trade is with Russia, Finland suffered in the early years of the collapse of the Soviet Union. However, in the past two years its economy has recorded some of the highest growth rates in Western Europe while having the lowest rate of inflation. Similarly, after five years of recession, the overall outlook for the Swedish economy is also vastly improved. A stringent package of spending cuts and tax increases has brought down the budget deficit to a level that is well within the EMU target. Exports are recovering as other parts of Europe are coming out of recession and its inflation is among the lowest in Western Europe. However, the one weak spot in both country's economies is a persistently high unemployment rate. Finland's unemployment, at 17%, is the second highest in Europe after Spain, and Finland's rate represents only a marginal improvement over the previous year. Norway's oil driven economy is the envy of many and unemployment is just a little over five percent.
   A portion of the region's unemployment woes can be attributed to the cultural ethic which was advanced during the years of the welfare state. Subsequent cuts in public spending, particularly in those sectors that traditionally rely on large government spending, exacerbated the problem. Labor market reform will be a critical issue in these countries as public spending is cut back. Pensions and structural issues such as union regulations all need to be reformed, a task, which brings both challenges and unpopularity to the government that accepts it. Not only will labor market reforms give governments a daunting challenge; they could also cause the public to regret their participation in the EMU. One positive point is that the countries boast very high standards of living, which create healthy and highly educated workforces.
   The stock markets in Scandinavia are of medium size, and frequently are strongly influenced by a small number of large multinational firms. For example, in Sweden thirty firms constituted 75% of the market's total capitalization and market turnover in 1997. Weighing heavily in the equity markets are the electronics, forest products, mining and manufacturing sectors. Market capitalization is highest in Sweden at $273 billion, while the others are between $74 and $94 billion. Sweden also leads in numbers of firms (261) listed. Other country's listings range from 126 (Finland) to 249 (Denmark). Performance of Nordic country indexes tend to be skewed owing to the dominant weightings that a few large companies have in the index. For example, the market capitalization of Finnish telecommunications equipment manufacturer Nokia comprises about one-third of the total market capitalization of the Finnish exchange and has a substantial
impact upon the performance of the co    mpanies in the HEX Index.
UNITED KINGDOM. The Unite   d Kingdom is the world's sixth largest
economy and is home to one of the oldest, most established, and most active stock markets. An island nation, it built an empire of strategically located trading posts such as Hong Kong and India. While today the empire is largely dissolved, trade remains a very key component of the U.K. economy. Strong domestic sectors are services, natural energy resources, and heavy industry, including steel, autos, and machinery. Imports generally emphasize food and manufacturing components. The United Kingdom's trading partners are predominately established market economies, such as the United States, Japan, and other member countries of the European Union. The United Kingdom, via the North Sea, also has substantial petroleum resources.
   The London Stock Exchange is comprised of six offices scattered throughout Great Britain and Northern Ireland. It lists over 2900 firms, and trades both foreign and domestic securities as well as securities issued by the British Government. A vast majority of the firms listed (80%) are from the United Kingdom. Total market capitalization in 1997 was over $5,440 billion. Such size prevents the stock market from being overly sensitive to the performance of individual firms.
   In 1997 the U.K. posted its sixth year of recovery with GDP growth of 3.5%, the third highest in the EU. The labor market also appears to have improved as pay settlements and wages remain under control despite the employment rate falling from 6.5% to 5% over the year. The strengthening economy prompted a sharp acceleration in consumer spending and, in response, the nation's Monetary Policy Committee was forced to raise base rates. The interest rate rise added fuel to an already robust sterling which rose 8.6% in 1997 after appreciating by 15.6% in 1996. This proved particularly damaging to the manufacturing sector and, although exports held up well during the year, there were early indications that a decline was underway. Inflation is low, making the country attractive for foreign investment. Investment is especially attractive to the United States, with which the United Kingdom shares many market similarities. Each country is the other's largest foreign investment partner.
   Under Conservative Party leadership in the early 1980s, the United Kingdom privatized many state-run utilities, such as British Gas and British Telecom. The success of these efforts is evidence both of the strong entrepreneurial spirit of British society and also a fundamental rejection of the welfare state policies that dominated the scene in the early post-war period. Even today, the Labour Party has shed much of its socialist economic platform, reflecting a strong break away from policies that continue to be popular in other European countries. Eager to attract foreign investment the new administration is not expected to undo any of the major reforms put in place by the Conservatives during their last 18 years in power. Some changes could include an increase in spending on social programs, a slowing of privatization, and an increase in corporate taxes. Tight monetary policy and interest rate hikes could be used to keep inflation below the government's self-imposed 2.5% ceiling. In addition, the government will probably wish to rebuild ties with the rest of the EU and has already taken steps to get the pound back into the European system by increasing the independence of the country's central bank.

   Nevertheless, there appears to be some nervousness among many investors who see the U.K. market lagging behind the continental European stock markets where they see more compelling prospects for economic growth. In addition, the manufacturing industry is suffering from the pound's lofty valuation and many fear that an economic slowdown could spread to the services sector.
   The political scene in London is largely shaped by positions regarding EMU. Pro Europe MPs in the Tory opposition leadership were marginalized after the 1997 election, further polarizing the positions of the two parties. Despite this expression of support, the United Kingdom continues to be overtly less enthusiastic about EMU than other countries in Europe and has not committed itself to immediately joining the new currency once it is established. While the new government has stated that it hopes to meet the Maastricht criteria, it is less a self-imposed pressure on the U.K. government than it is for other countries in the Union. Signing on to the EU Social Charter would neutralize the policies which have set the United Kingdom above other countries in attracting investment, such as wages and employment conditions.
SPECIAL CONSIDERATIONS REGARDING ASIA
Asia has undergone an    i    mpressive economic transformation in the
past decade. Many developing economies, utilizing substantial foreign investments, established themselves as inexpensive producers of manufactured and re-manufactured consumer goods for export. As
ho   usehold     incomes rose, middle classes increased, stimulating
domestic consumption. In recent years, large projects in
infrastr   uctur    e and energy resource development have been
undertaken, and have benefited from cheap labor, foreign investment,
and a business    friend    ly regulatory environment. During the
course of development, democratic governments fought to maintain the stability and control necessary to attract investment and provide labor. Subsequently, Asian countries today are coming under increasing, if inconsistent, pressure from western governments regarding human rights practices.
Manufacturing expo   rts declined s    ignificantly in 1997, due to
drops in demand, increased competition, and strong performance of the
U   .S.     dollar. This significant decline is particularly true of
electronics, a critical industry for several Asian economies. Declines in exports reveal how much of the recent growth in these countries is dependent on their trading partners. Many Asian exports are priced in
U.S. dollars, while the majority of its imports are paid for i   n
loca    l currencies. A stable exchange rate between the U.S. dollar and Asian currencies is important to Asian trade balances.
Despite the impressive economic growth experienced by Asia's emerging economies, currency and economic concerns have recently roiled these markets. Over the summer of 1997, a plunge in Thailand's currency set off a wave of currency depreciations throughout South and Southeast Asia. The Thai crisis was brought on by the country's failure to take steps to curb its current-account deficit, reduce short-term foreign borrowing and strengthen its troubled banking industry, which was
burdened by speculative property loans. Most of Sout   heast
Asi    a's stock markets tumbled in reaction to these events.
Investors were heavy sellers as they became increasingly concerned that other countries in the region, faced with similar problems, would have to allow their currencies to weaken further or take steps that would choke off economic growth and erode company profits. For U.S. investors, the impact of the market declines were further exacerbated by the effect of the decline in the value of local currencies versus the U.S. dollar.
The same kind of concerns that effected Thailand and other Southeast Asian countries subsequently spread to North Asia. To widely varying
degrees, Taiwan, South Kore   a and Hong Kong all faced related
currency and/or equity market declines. Due to continued weakness in the Japanese economy combined with the reliance of Asian economies on intra-Asian trade and capital flows, most of the region was mired in
their worst rece    ssions since World War II.
Investors continue to face co   nsiderable risk in Asian markets as
political, economic and currency turmoil has continued to undermine market valuations throughout the first half of 1998. Rising unemployment, food shortages and declining purchasing power could lead to social unrest and threaten the orderly functioning of government. Currency devaluations also increase pressure on both the consumers who must pay more for imported goods and on many businesses that must deal with the rising costs of raw materials. For U.S. investors, weakening local currencies erode their returns in these markets upon currency translation. Certainly, the resolve of the region's governments to adhere to International Monetary Fund-mandated benchmarks will be sorely tested, as their implementation could further exacerbate these pressures on the nation's populace and businesses. In addition, Japan's paralysis is fast becoming a problem for Asia. Worsening Japanese banking problems could lead to a contraction of credit for all of Asia and slow rehabilitation in the region. Similarly, a significant portion of both domestic and foreign investors have fled these markets in favor of safer havens outside of the region and will not likely return until they see more evidence that these problems are being effectively addressed. The scope and magnitude of the tasks that these countries face in resolving their problems could mean that
investors will see a continuation of high mark    et volatility over
an extended period.
JAPAN. A country of 126 million with a labor force of 64 million people, Japan is renowned as the preeminent economic miracle of the post-war era. Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since the World War II into the world's second largest economy. An island nation with limited natural resources, Japan has developed a strong heavy industrial sector and is highly dependent on international trade. Strong domestic industries are automotive, electronics, and metals. Needed imports revolve around raw materials such as oil, forest products, and iron ore. Subsequently, Japan is sensitive to fluctuations in commodity prices. With only 19% of its land suitable for cultivation, the agricultural industry is small and largely protected. While the United States is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in southeast Asia. Investment patterns generally mirror these trade relationships. Japan has over $100 billion of direct investment in the United States.
The Tokyo Stock Exchange (TSE) is the largest of eight exchanges in Japan. The exchanges divide the market for domestic stocks into two
sections, with larger companies assig   ned t    o the first section
and newly listed or smaller companies assigned to the second. In 1997,
1,805 firms wer   e l    isted on the TSE, 96% of which were domestic.
Some believe that the TSE has a tendency to be strongly influenced by the performance of a small circle of large cap firms that dominate the market. The two key indexes are the Tokyo Stock Price Index (TOPIX)
an   d the Ni    kkei. In 1997, TSE performance was disappointing,
with the TOPIX down 28% for the year.
Since Japan's bubble econom   y collapsed seven years ago, the nation
has drifted between modest growth and recession. By mid-year 1998 the world's second largest economic power had slipped into its deepest recession since World War II. Much of the blame can be placed on government inaction in implementing long-neglected structural reforms despite strong and persistent proddings from the International Monetary Fund and the G-7 nations. Steps have been taken to institute deregulation and liberalization of protected areas of the economy, but the pace of change has been disappointedly slow.
   Unemployment levels, already at record rates when measured by the broader criteria used in many other countries, have been an area of increasing concern and a major cause of recent voter dissatisfaction with recent governments. However, the most pressing need for action is the daunting task of overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of their huge overhang of bad loans and trim their balance sheets in preparation for greater competition from foreign financial institutions as more areas of the financial sector are opened. Successful financial sector reform would allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region. Further steps toward complete financial liberalization are in the initial stages of implementation. Proposals under consideration could lower many barriers allowing foreign firms greater and cheaper access to funds, and the recent relaxation of restrictions on the insurance market also promise greater access to foreign companies. A large factor in determining the pace and scope of recovery is the government's handling of deregulation programs, a delicate task given the recent changes in Japanese politics.
   Recent political initiatives in Japan have fundamentally transformed Japanese political life, ushering in a new attitude which is strongly reverberating in the economy. The Japanese Parliament (the
Diet) had been consistently dominated by the Liberal Democratic Party
(LDP) since 1955. The LDP dynasty, recently fraught with scandal, corruption, accusations of maintaining a virtual monopoly, effectively ended in 1994 as a result of electoral reform measures that brought Diet seats to previously underrepresented areas. The first election under this new system was held in October 1996. While the LDP remained as the ruling party, it did so from a minority position. A key result of the electoral reforms has been a strengthening of ideas of opposition parties. Indeed, many of the LDP's recent reforms originated with the leaders of the opposition New Frontier Party. The LDP's ability to consistently produce bold innovations in a politically competitive environment is untested. The opposition parties suffer from structural and organizational weaknesses. Infighting and defections are common. This inexperience with a true multi-party system has caused the rise and fall of four coalition governments in recent years. Between the adjusting of the monolithic LDP to a more demanding and competitive system and the settling of the opposition parties, Japan's political environment remains unstable. The desire for electoral reform arose out of what many see as a basic change in Japanese public opinion in recent years. Faced with recurring scandal and corruption, Japanese society has come to demand more accountability from their leaders, more transparency in their institutions, and less interference from their intensely bureaucratic government. This attitude was reflected in the results of the recent election where candidates of the LDP party were heavily defeated in an election for the upper house of parliament and prime minister Hashimoto was forced to resign. The election results were considered to be a repudiation of the government's failure to come to grips with the countries economic decline, widening corruption scandals and a lack of any discernable progress in addressing the nation's banking problems.
   Nevertheless, sustaining reforms and recovery are not guaranteed. Drops in consumption, increased budget deficits, or halting deregulation could exacerbate the nation's economic woes. Furthermore, as a trade-dependent nation long used to high levels of government protection, it is unclear how the Japanese economy will react to the potential adoption of the trade liberalization measures which are constantly promoted by their trading partners. In addition, as the largest economy in a rapidly changing and often volatile region of the world, external events such as the Korean conflict could effect Japan. As many of the governments of Southeast Asia frequently face domestic discontent, and as many of these countries are Japanese trading partners and investment recipients, their internal stability and its impact on regional security are of tremendous importance to Japan.

   Also of concern are Japan's trade and current-account surpluses. If they continue to grow, they could lead to an increase in trade friction between Japan and the United States. Additionally, with inflationary pressures largely absent and wholesale prices falling, Japan may be entering a period of deflation. A deflationary environment would both hit corporate profits and increase the debt burden of Japan's most highly leveraged companies.
CHINA AND HONG KONG. China is one of the world's last remaining communist systems, and the only one that appears poised to endure due
to its measured embrace of ca   pitalist     institutions. It is the
world's most populous nation, with 1.22 billion people creating a
workforce of    699 mill    ion people. Today's Chinese economy,
roughly separated between the largely agricultural interior provinces and the more industrialized coastal and southern provinces, has its roots in the reforms of the recently deceased communist leader Deng Xiaoping. Originally an orthodox communist system, China undertook economic reforms in 1978 by providing broad autonomy to certain industries and establishing special economic zones (SEZs) to attract foreign investment (FDI). Attracted to low labor costs and favorable government policies, investment flowed from many sources, with Hong Kong, Taiwan, and the United States leading the way. Most of this
investment, has been conc   entrat    ed in the southern provinces,
establishing manufacturing facilities to process goods for re-export. The result has been a steadily high level of real GDP growth, averaging 11.35% per year so far this decade. With this growth has come a doubling of total consumption, a tripling of real incomes for many workers, and a reduction in the number of people living in absolute poverty from 270 to 100 million people. Today there is a market of more than 80 million people who are now able to afford middle class western goods.
Such success has not come    without negatives. As a communist system
in transition, there still exist high levels of subsidies to state-owned enterprises (SOE) which are not productive. At the end of 1997, it was reported that close to half of the SOEs ran losses. In addition, the inefficiencies endemic to communist systems, with their parallel (thus redundant) political, economic and governmental policy bodies, contribute to high levels of inflation. Fighting inflation and attempting to cool runaway growth has forced the government to repeatedly implement periods of fiscal and monetary austerity. Periodic intervention seems to be their chosen method of guarding against overheating.
Performance in 1997 r   eflects this dynamic between growth,
inflation, and the government's attempts to control them. Growth slowed to 9.1%, largely as a result of a tightening of credits to SOEs. Policy was a mix between a loose monetary stance and some
relatively austere fiscal position    s. While growth was a priority,
it came at the cost of double-digit inflation.
China has two stock exchanges that are set up to accommodate foreign investment, in Shenzhen and in Shanghai. In both cases, foreign trading is limited to a special class of shares (Class B) which was created for that purpose. Only foreign investors may own Class B
shares, but the government must appro   ve sales o    f Class B shares
among foreign investors. As of December 1997, there were 51
c   ompanies with Class B shares on the two exchanges, for a total
Class B market capitalization of $2.1 billion U.S. dollars. In 1997, all of China's stock market indices finished the year below the level at which they began it. These markets were buoyed by strong speculative buying in the year's second quarter. Market valuations peaked in September and were subsequently hit by a heavy sell off from
Octo    ber onwards.
In Shan   ghai, all "B" shares are denominated in Chinese renminbi but all transactions in "B" shares must be settled in U.S. dollars. All distributions made on "B" shares are also payable in U.S. dollars, the exchange rate being the weighted average exchange rate for the U.S. dollar as published by the Shanghai Foreign Exchange Adjustment Center. In Shenzhen, the purchase and sale prices for "B" shares are quoted in Hong Kong dollars. Dividends and other lawful revenue derived from "B" shares are calculated in renminbi but payable in Hong Kong dollars, the rate of exchange being the average rate published by the Shenzhen Foreign Exchange Adjustment Center. There are no foreign exchange restrictions on the repatriation of gains made on or income derived from "B" shares, subject to the repayment of taxes imposed by China thereon.
   China's proven ability to nurture domestic consumption and expand export markets leads many to believe that the bulk of its growth has yet to be seen. Most sources, notably the World Bank, predict future growth levels through the year 2000 of over 7%. This auspicious indicator notwithstanding, there are a few special considerations regarding China's future. While this list is not all-inclusive, it does highlight some internal and external forces that have a strong influence on the country's future.
   To begin with the internal issues, one matter is that infrastructure bottlenecks could prove to be a problem, as most FDI has been concentrated in manufacturing and industry at the expense of badly needed transportation and power improvements. Secondly, as with all transition economies, the ability to develop and sustain a credible legal, regulatory, and tax system could influence the course of investments. Third, environmentalists warn of the current and looming problems regarding pollution and resource destruction, a common result of such industrial growth in developing economies which can't afford effective environmental protection. This is a particularly noteworthy issue, given the size of the country's agricultural sector. Lastly, given China's unique method of transition there exists the possibility that further economic liberalization could give rise to new social issues which have heretofore been effectively mitigated. One such issue is the possible dismantling of inefficient state-owned enterprises, something which is potentially socially explosive given the communist policy of providing social welfare through the firm. Exposing what many economists feel is a high level of open unemployment and widening the gap between the newly empowered business class and the disenfranchised could pressure the government to retreat on the road to reform and continue with massive state spending.
   Regarding external issues, China's position in the world economy and its relationship with the United States also have a strong influence on it's economic performance. The country has recently enjoyed an almost uninterrupted positive trade balance. As the largest country amidst the fastest growing region in the world, China and its multi-million person ethnic diaspora have a significant role to play in Asian growth. Should China ascend to become a member of the World Trade Organization (WTO), as it desires, such movements of capital and goods will become easier.
   Export growth in China has recently been subject to fluctuations caused by external political events, such as the U.S. elections and debates over human rights issues. U.S. policy (specifically most favored nation status) is frequently reconsidered by various elements of the U.S. government in reaction to a variety of issues, from nuclear proliferation to Tibetan rights. Significant changes in U.S. policy could impact China's growth, as close to 9% of their GDP is trade with the U.S. and the U.S. represents the third biggest investor in China.
   Perhaps the strongest influence on the Chinese economy is the policy that is set by the political leaders in Beijing and this is somewhat of an open question as the death of Deng has created a slight vacuum in Chinese political society. A large part of Deng's strength derived from a newly empowered business class endeared to him and it is unclear if any of his successors can harness this loyalty as effectively as he did. Sustained growth is one possible way to win over this constituency, leading many to believe that the future Chinese leadership will respect market forces at least as much as Deng did. Choosing between double digit growth and reduced inflation could continue to be a central economic question, with 1997 (Deng influenced) decisions pointing to an acceptance of lower, albeit still high, GDP growth.
   Another key political player is the Chinese army. With provocative situations occurring in Taiwan and the Korean peninsula, and with ever present pressure from internal democrats, the military is in a position of leverage regarding the shaping of the future political scene. Finally, there is the communist party, long seen as a loser amongst the beneficiaries of Deng's reforms. Many view the battle between the party and the middle class as a zero sum game and as the leadership settles, respective alliances and constituencies could determine how much the government pursues its growth strategy.
   As with almost all foreign investments, U.S. investors face the significant risk of currency devaluation by the Chinese government. Despite assurances from officials reemphasizing China's policy commitment to maintain the current exchange rate of the renminbi against the U.S. dollar, many observers believe that this policy will be soon tested as China monitors the effect of regional devaluations on exports. Government authorities feel that China has boosted its international reputation by refraining from devaluing the renminbi at a time when such a move could further destabilize the currencies of its neighbors. Nevertheless, Chinese authorities have recently hinted that a continued slide in the Japanese yen would make it very difficult for them to maintain their promise not to devalue. If efforts to prevent the slide in the yen fail, then China may be pushed into devaluing their currency. For U.S. investors, a devaluation would erode the investment returns on their investments.
   The last significant force in the Chinese economy is the acquisition on July 1, 1997 of Hong Kong as a Special Autonomous Region (SAR). For the past 99 years as a British Colony, Hong Kong has established itself as the world's freest market and more recently as an economic gateway between China and the west.
   A tiny, 814 square mile area adjacent to the coast of southern China with a population of 6.3 million, Hong Kong has a long established history as a global trading center. Originally a manufacturing-based economy; most of these businesses have migrated to southern China. In their place has emerged a developed, mature service economy which currently accounts for approximately 80% of ITS GROSS DOMESTIC PRODUCT. Hong Kong trades over $400 billion in goods and services each year with countries throughout the world, notably China, Japan, and the U.S. Its leading exports are textiles and electronics while imports tend to revolve around foodstuffs and raw materials. Hong Kong's currency, the HK dollar, was pegged to the US dollar at HK7.7=$1 in 1983 and investors consider it to be a stable mechanism in enduring confidence lapses and speculator attacks. The operation of a currency board and accumulation of U.S. dollars in its monetary fund is partly responsible for this stability.
   The stock market (SEHK) listed 658 publicly traded companies by the end of 1997, with total capitalization at $413 billion U.S. dollars. A significant portion of SEHK firms are in real estate, and are sensitive to fluctuations in the property markets. 1997 was a tumultuous year for the Hong Kong stock market as a speculative attack on the Hong Kong dollar in October provoked a global sell-off in equities. Investors were shocked as the Hong Kong market, long regarded as a safe-haven, plunged 40% in October. The stock market's decline and the attack on the local currency sent interest rates soaring, precipitating an erosion in local property values. This in turn put additional pressure on the banking sector which is heavily geared to real estate. The Hong Kong market's dramatic downturn illustrates how vulnerable it is to the Asian region's economic problems. The structural problems besetting Hong Kong's neighbors in Southeast and Northeast Asia may not be quickly resolved. Exports to the Asian region may remain depressed as the process of economic reform in countries such as Thailand, Malaysia, Indonesia, Japan and South Korea will likely hold back economic growth in the area. Accordingly, Hong Kong and China will likely be more dependent upon demand from the U.S. and Europe for some time to come.
   As a trade center, Hong Kong's economy is very closely tied to that of its trading partners, particularly China and the United States. In the wake of Deng's reforms, Hong Kong and China have become increasingly interdependent economically. Currently, China is Hong Kong's largest trading partner. After Taiwan, Hong Kong is the largest foreign investor in China, accounting for about 60 percent of overall foreign direct investment. Hong Kong plays a particularly significant role as an intermediary in U.S.-China trade. In 1996, it handled 56% of China's exports to the U.S. and 49% of Chinese imports from the U.S.
   The critical question regarding the future of Hong Kong is how the Chinese leadership will exert its influence now that it has become a Special Autonomous Region (SAR). This new status is in accordance with pledges made at the Joint Declaration on the Question of Hong Kong made by the Chinese and British governments in 1984. Leading up to the hand over of the colony, the Chinese government has pledged to uphold the Basic Law of 1990 which states that Hong Kong's status as an unfettered financial center will remain intact for at least 50 years after 1997. Part of this status includes retaining the legal, financial and monetary systems (specifically the HK$/US$ peg) which guarantee economic freedom and foster market expansion.
   Many investors and citizens are closely monitoring Chinese actions in order to assess their actual commitment to these principles. Already there is evidence of a clear, if slow, current of political change coming from Beijing. Certain actions, such as the curbing of media freedoms, indicate that there is the possibility of significant interference from communist authorities. More significant was the clash between the U.K. and Chinese governments over China's abolition of the elected legislature and subsequent installation of governmental leaders in both the executive and the legislature who are directly appointed by Beijing. Mr. Tung Chee-hwa, appointed as the first Chief Executive of the SAR, has surrounded himself with like-minded Machiavellian figures who have strong ties to both market successes and Beijing leaders. They are portrayed as believing in the powers of capitalism and central authority, if not democracy, leading some to speculate that the SAR could develop into a South Korean style of corporatism which preserves the economic status quo without incorporating further political freedoms.
   In assessing the prospects for Hong Kong's future, it must be noted that China has a very strong interest in a prosperous SAR. Particularly if Beijing pursues a growth strategy as it has in the past, Hong Kong can be a key agent in China's economic policy. Desire for investment and new technologies necessary for modernization is a strong incentive to send positive signals through the treatment of Hong Kong. This is reinforced by the respect Hong Kong is due given its role in China's recent dynamic performance.
   To be sure, there are more adamant concerns over the effect of the acquisition. Many are skeptical of Beijing's ability to leave the currency alone. Some note the continuous drop in GDP as evidence that Hong Kong has yet to mature as a service economy and that the workforce hasn't fully adjusted to the switch out of manufacturing. Additionally, by tying Hong Kong so closely with China, it now must weather the ups and downs of Beijing's relationship with the U.S. Most Favored Nation Status now means just as much, if not more, to the SAR than it does to Beijing, with some asserting that revoking MFN could result in substantial losses in trade, income, and jobs.
   Hong Kong's competitive advantage has traditionally been a mix of geography, market freedoms and entrepreneurial spirit. The preservation of these advantages is now a function of the island's independence from Beijing. Today's investors will be vigilant in
measuring how muc    h of that independence is retained after July 1,
1997.
AUSTRALIA. Australia is a 3 million square mile continent (about the size of the 48 continental United States) with a predominantly European ethnic population of 18.2 million people. A member of the British Commonwealth, its government is a democratic, federal-state system.
The country has a western style capitalist economy with a workforce of
9.2 million people that is concentrated in services, mining, and
agriculture. Australia's l   arge agric    ultural sector specializes
in wheat and sheep rearing and together, these two activities account
for more than half of t   he cou    ntry's export revenues. Australia
also possesses abundant natural resources such as bauxite, coal, iron
ore, copper, tin, silver,    uranium, nickel, tungsten, mineral sands,
lead, zinc, diamonds, natural gas, and oil. The health of the country's domestic economy is particularly sensitive to movements in the world prices of these commodities. Primary trading partners are the United States, Japan, South Korea, New Zealand, the United Kingdom and Germany. Imports revolve around machinery and high technology
equi    pment.
Historically, Australia's strong points were its agricultural and mining sectors. While this is still true to a large extent, the government managed to boost its manufacturing sector by undertaking protective measures in the 1970's and early 1980's. These have
subseque   ntly be    en liberalized in an effort to spur growth in
the industrial sector. Today's economy is more diverse, as manufactures' share of total exports is increasing. Part of the government's effort to make manufacturing more competitive was a floating of the Australian dollar in 1984, precipitating an initial depreciation, and a campaign to reduce taxes. Such reforms have attracted foreign investment, particularly in the transport and manufacturing sectors. Restrictions do exist on investment in certain
areas as media, mining and some real estate   .
   With inflation well under control but unemployment stubbornly high and signs of cyclical slack in the economy, Australia's monetary policy is focused on preserving the low inflation environment while keeping monetary conditions conducive to stronger economic growth. The
government has set     a goal of achieving a government budget surplus
in fiscal year 1998/1999.
Australia is fully integrated into the world economy, participating in GATT and also more regional trade associations such as the Asia and the Pacific Economic Cooperation (APEC) forum. Future growth could result from their movement towards regional economic liberalization, but a countervailing force is the reality that some export markets in Europe could be lost to continued European economic integration.
After suffering a significant    recession in 1990-91, the Australian
economy has enjoyed six years of expansion. The medium-term outlook appears favorable, with domestic spending supported by low interest rates, improving consumer confidence and a strengthening labor market. GDP growth has increased steadily throughout 1997. However, weakness in commodity prices, particularly metal prices, coupled with an increase in the nation's current account deficit have placed significant pressure on the Australian dollar.
   Investors should be aware that, while Australia's prospects for strong economic growth appear favorable over the long-term, many sectors currently face significant risks arising from the recent turbulence in Asian countries, which account altogether for almost 60 percent of Australia's exports. While projections already embody a more subdued outlook for growth in these countries, there is a risk of this outlook deteriorating further, especially in Japan and Korea.
   Due to the large position that the agriculture and natural resource sectors have in the nation's export driven economy, any weakness in commodity prices may negatively impact both the economy and stock prices. In addition, United States investors face the risk that their investment returns from investments in Australia could be eroded if the Australian currency declines relative to the United States dollar.
INDONESIA. Indonesia is a country that encompasses over 17,000 islands on which live 195 million people. It is a mixed economy that balances free enterprise with significant government intervention. Deregulation policies, diversification of strong domestic sectors, and investment in infrastructure projects have all contributed to high levels of growth since the late 1980's. Indonesia's economy grew at 7.1% in 1996, the exact average of its performance for the current decade. Growth in the 1990's had been fairly steady, hovering between 6.5-7.5% for the most part, peaking at 8.1% in 1995. Moderate growth in investment, including public investment, and also in import growth, helped to slowdown GDP growth. Growth has been accompanied by moderately high levels of inflation.
In recent    years,     Indonesia had been undergoing a
diversification of the core of its economy. No longer strictly revolving around oil and textiles, it is now gaining strength in high technology manufactures, such as electronics. Indonesia consistently runs a positive trade balance. Strong export performers are oil, gas, and textiles and apparel. Oil, once responsible for 80% of export revenues, now accounts for only 25%, an indication of how far other (mostly manufacturing and apparel) sectors have developed. Main imports are raw materials and capital goods.
However   , as with many of its Asian neighbors, Indonesia's bright
prospects came to a sudden halt in August of 1997 when the plunging Thai baht began to destabilize the rupiah. By mid-year 1998 the local currency had fallen more than 80% against the dollar, and hugely increased the cost of servicing foreign debts; a collapse of the real economy, and a growing number of bad loans. Various central bank initiatives, including a doubling of interest rates, failed to halt the currency's depreciation. The nation's banks, unable to service their extensive short term borrowings, were suddenly in danger of collapse. Of more than 200 local banks, a mere handful were estimated
to     be solvent at mid-year 1998.
The social effects of t   his decline have been devastating. By the
end of 1998 the government expects 47% of the population to be living below the poverty line and unemployment is expected to surpass 20% of the workforce. This has led to an increase in social tensions and food riots and large-scale strikes have broken out sporadically. Rioting and attacks upon the countries business oriented ethnic Chinese population have prompted as many as 80,000 to flee the country. Rising popular opposition forced President Suharto to resign less than three months after being appointed to his seventh consecutive five-year term and was replaced by his vice-president, B. J. Habibie. The political upheaval and resulting uncertainty has resulted in the further erosion in public confidence at home and abroad.
The breakdown in public con   fidence in the Indonesian economy will
likely be difficult to reverse, and will prolong the period of recovery. Resumption of lending by multilateral institutions under a rescue package drawn up by the International Monetary Fund (IMF) may speed up the process of restoring the faith in the government's efforts to shore up the banking system. Nevertheless, even if the two critical outstanding issues of restructuring the corporate sector's external debt and shoring up the banking sector can be resolved this
year, the economy will remai    n weak in 1999 and recover only slowly
in the following years.
The Indone   sian stock market plunged to record lows in 1997 under
the combined impact of the country's economic implosion, political uncertainty and social unrest. The market's retreat continued into mid-1998 as domestic and foreign investors fled the market for safer havens overseas. While many investors believe that the market's steep decline has brought valuations of a number of Indonesian companies to very attractive levels, there remains considerable risk particularly for foreign investors. As with most foreign investments, United States investors could see their investment returns eroded if the Indonesian currency declines in value relative to the U.S. dollar. Secondly, any escalation of rioting and other forms of social unrest could be a major obstacle in the path of economic recovery. Thirdly, many question the will of the Indonesian government and its people to accept the conditions of economic reform as mandated by the IMF. Fourth, the Indonesian economy, currency and securities markets are extremely sensitive to events that take place within the Asian region and their fortunes are somewhat dependent upon how well other Asian nations resolve their own economic and currency problems.
MALAYSIA. 1997 saw Malaysia's GDP growth    slow to 7    .4%, down
from over 8.2% in 1996 and 9.5% in 1995. Inflation has been kept relatively low at 3.8%. Performance in 1996 avoided the economy's potential overheating as export growth, investment, and consumption all slowed. A large part of Malaysia's recent growth is due to its manufacturing industries, particularly electronics and semiconductors. This has led to an increased reliance on imports; thus the economy is sensitive to shifts in foreign production and demand. This is particularly true regarding its main trading partners: the United States, Japan, and Singapore. Such shifts were partly responsible for
the slowdown in 1   997. In a    ddition, monetary policies to stem
the threat of overheating were evident, but the country still needs massive public and private investment to finance several large infrastructure projects. Government industrial policy seeks investment to create more value added high technology manufacturing and service sectors in order to decrease the emphasis on low skilled manufacturing. Already U.S. investors have invested over $9 billion, and most of this is in electronics and energy projects.
However, like its Asian nei   ghbors, Malaysia has stumbled in its
dash to become a developed nation by 2020. The grandiose ambitions of Malaysian Prime Minister Mahathir Mohamad have been set back by its worst-ever currency crisis, which also brought a sharp fall in the country's stock market. An overheated property market, a growing current-account deficit and a highly leveraged economy, precipitated much of the country's problems. Following the sharp decline of Thailand's currency, the Malaysian ringgit came under severe pressure. The Malaysian central bank attempted to defend the currency and the resulting spikes in interbank rates marked the start of a period of escalating interest rates. Once the central bank ceased using foreign exchange reserves to slow the ringgit's depreciation in the region-wide currency slide, the Malaysian currency quickly weakened versus the United States dollar and by year end had declined by 35%.

   By mid-year 1998, the outlook for the Malaysian economy remained bleak as economists predicted that the economy would shrink by at least 5 percent this year, the first contraction in 13 years. The likelihood that Malaysia will be forced to seek IMF assistance is increasing. Although Malaysia does not have the high level of foreign debt that has overwhelmed its Asian neighbors, domestic lending, at 170 percent of GDP, was the highest in Southeast Asia when the currency crisis struck. The nation's banks are now faced with a growing number of unpaid loans as more businesses are struggling to stay afloat in the sagging economic environment.
   Adding to the bleak outlook is the government's seemingly confused and erratic response to the nation's serious economic and currency crisis. The Prime Minister is increasingly at odds with the finance minister on what policies the country has to institute to remedy the country's serious problems. Prime Minister Mahathir has abandoned the tight money, financially conservative recovery policy endorsed by the IMF and has placed the blame for the nation's troubles on foreign currency and stock market speculators. The move risks triggering another round of currency devaluations, inflation and, in the long run, economic collapse.
   Investors should be aware that investing in Malaysia currently entails a number of potential risks, not the least of which is the increasingly erratic economic policies of the Malaysian government that are counter to the advice of the IMF and many of the developed nations. In addition, the government appears to be escalating its hostile attitude toward foreign investors. In September of 1998 Malaysian authorities imposed new restrictions on the foreign exchange and securities markets. Included were limitations in repatriating the investment proceeds of foreign investors.
   While the Malaysian population has been relatively passive during the first year of the economic meltdown, there could be mounting social unrest if the crisis is prolonged. Should the country finally adopt IMF remedies the Malaysian people may be reluctant to accept the additional sacrifices that they will be called upon to endure. This could seriously undermine the recovery of Malaysia's economy as well as its currency and stock market. An increasingly hostile government towards foreign investors could also lead to additional curbs on the
free ac    cess to their funds. As with other Asian markets, currency risk remains substantial.
SINGAPORE. Since achieving independence from the British in 1965, Singapore has repeatedly elected the People's Action Party (PAP) as their government. It is a party that is so consistent it has only offered up two prime ministers in this 32-year period. Elections in January 1997 returned the PAP to power, signaling satisfaction with their policy of close coordination with the private sector to stimulate investment. Typical policies include selective tax incentives, subsidies for R&D, and joint ventures with private firms. While the combination of consistent leadership and interventionist policies is sometimes seen as impeding civil liberties and laissez-faire economics, it has produced an attractive investment environment.
The Singapore economy is almost devoid of agriculture and natural resources, not surprising given the island nation's geographic size. Its strongest sector is manufacturing, particularly of electronics, machinery and petroleum and chemical products. They produce 45% of the world's computer disk drives. Major trading partners are Japan, Malaysia and the United States.
The economic situation in Singapore regis   tered a p    assable year
in 1996 but weakened in early 1997, dragged down by the downturn in
the gl   oba    l electronics industry. However, it ended the year on
a firmer footing as real GDP growth rose from 4.1% in the first
quarter to 7% b   y the fourth quarter. Inflation remained low and the
current account balance maintained its large surplus. Property values have declined recently, impacted by continuing oversupply.
   Although Singapore boasts one of the strongest economies in Asia, investors in that market face a number of possible risks. Chief among these is that the country is not immune to the region's economic troubles, as Singapore's neighbors account for nearly one-quarter of its trade. Any prolonged regional economic downturn could slow its growth. In addition, Analysts believe that there is considerable downside risk in the current Singapore dollar exchange rate and any decline in the Singapore currency versus the U.S. dollar could erode the investment return of United States investors in that market. Lastly, manufacturing, a major pillar of Singapore's economy, is unlikely to sustain growth into 1998 as recent indications point to continued excess capacity in the computer electronics industry.
SOUTH KOREA. South Korea has been one of the more s   pectacul    ar
economic stories of the post-war period. Coming out of a civil war in the mid-1950's, the country found itself with a destroyed economy and boundaries that excluded most of the peninsula's mineral and industrial resources. It proceeded over the next 40 years to create a society that includes a highly skilled and educated labor force and an economy that exploited the large amounts of foreign aid given to it by the United States and other countries. Exports of labor intensive
products such as textiles initially drove th   e econ    omy and were
eventually replaced by heavy industries such as automobiles.
Hostile relations with North Korea dictate large expenditures on the military and political uncertainty and potential famine in the north has put the south on high alert. Any kind of significant military effort could have multiple effects, both positive and negative, on the economy. South Korea's lack of natural resources put a premium on imported energy products, making the economy very sensitive to oil prices.
Since 1991, GDP growth has fluctuated widel   y betwee    n 5% and 9%,
settling down at 5.6% last year. Currently the labor market is in need of restructuring, and its rigidity has hurt performance. Relations between labor and the large conglomerates, or Chaebols, could prove to be a significant influence on future growth. Inflation in the same period has been consistently dropping, save a brief rise in 1994 and finished the year at 4.5%. The country consistently runs trade deficits, and the current account deficit widened sharply in 1996, more than doubling to $19.3 billion. South Korea's strong domestic sectors are electronics, textiles and industrial machinery. Exports revolve around electronics, textiles, automobiles, steel and footwear, while imports focus on oil, food, chemicals and metals.
The stock market (Korea Stock Exchange) is currently undergoing liberalization to include more foreign participation, which was only first allowed in 1992, but the bond market remains off limits until
1999. F   oreign ownership has since been increased to 55% for all
listed stocks except three. The foreign ownership liberalization is in response to the KSE 1996 performance, which was down 18%. The number of listed companies totaled 726 in 1997, a decline of 34 from the previous year, while the market's capitalization plummeted 70 percent from its 1996 level.
Over the calendar year 1997, the Ko   rean stock market extended its
two-year decline plunging by 42% to its lowest year-end level since 1986. The collapse came as a direct result of the Asian region's currency crisis and the failure of several Korean conglomerates. In the summer of 1997 the South Korean won hit record lows against the U.S. dollar as a series of nationwide labor strikes aggravated the already escalating trade deficit. Despite aggressive official intervention to support the local currency, the won had fallen from 860 to 914 to the U.S. dollar by year-end.
   The Korean market poses risks for current and prospective investors. The Korean government will need to maintain public support to implement the radical and difficult restructuring of the economy demanded by the IMF under a $58 million loan package. This opposition could come from the country's major conglomerates that have yet to institute necessary restructuring initiatives, and from workers protesting against rising unemployment.
   In addition, relations with its long-standing enemy, North Korea have been worsening as widespread famine could prompt another attack on its southern neighbor to divert the attention of its people from their suffering. More importantly, South Korea's heavy reliance on
exporting to the Asian region     holds its economy hostage to the
economic fortunes of its neighbors.
THAILAND. The Thai economy has witnessed a fundamental transition in recent years. Traditionally it was a strong producer of textiles, minerals and agricultural products, but more recently it has tried to build high technology export industries. This proved particularly fortuitous in the mid 1990s when flooding wiped out much of their traditional exports, but the newer industries remained strong, keeping the growth rate above 8%. (This level had been achieved through the 1990s, giving the economy a name as one of the fastest growing in the region.) Successive governments have also taken steps toward reducing the influence of central planning, opening its market to foreigners and abandoning five-year plans. This restructuring is still underway, and the change can cause difficulty at times.
The political situation in Thailand is tenuous. Democracy has a short history in the country, and power is alternatively obtained by the military, a non-elected bureaucratic elite, and democratically elected officials. The frequent transfers of power have generally gone without divisive, bloody conflicts, but there are bitter differences between the military and the political parties. Free elections in 1992 and again in 1995 have produced non-military democratic leaders from different parties, a healthy sign of party competition. More
rec   ently, the dramatic downturn in the economy generated demands from all sectors of society for the resignation of Prime Minister Chavalit. The worsening economic situation threatened social stability of the nation and the Prime Minister resigned after barely one
y    ear in power.
In 1997 GDP contr   acted by approximately 0.3%, compared with 7.2%
growth in 1996 and 8.6% in 1995. The 1997 current account deficit was 1.9% of GDP as against 7.9% in 1996. Inflation was 5.6%, however, the government has projected a 16.2% rate for 1998. One cause for Thailand's economic downturn was a decline in export growth as its manufacturing industry faces stiff competition from low priced competitors and its agriculture has suffered a severe drop in production. In 1996, Thailand's currency, the baht, was linked to a U.S. dollar dominated basket, and monetary policy had remained tight to keep that link strong and avoid inflationary pressures.
The situation changed in early 1997, however, with the revelation of many bad bank loans and a bubbling of property prices due to over-investment. Many companies, faced with slowing exports, stopped servicing their debts. Many other firms have stayed alive only with infusions of public cash, and the government has been slow to let many property laden financial firms fail. The stock market has reacted strongly, dropping to new lows for the decade. Reluctant to float the baht, indeed promising that it wouldn't, the government relented in early July hoping to revive export and stock market growth. The subsequent devaluation (approximately 20% against the dollar in the first month) led to the need for a $16 billion loan coordinated by the IMF to shore up foreign reserves. Most of the loan came from neighboring countries led by Japan, indicating their desire to both protect their own investments in Thailand, and also mitigate the effect of the devaluation on their home currencies.
The total impact of the entire situation is negative, particularly on inflation, unemployment and foreign debt. Significant turnover and a major gamble on the currency has put the government in a precarious position, especially given the fact that it is a six party coalition. Dissatisfaction amongst the military, always a political factor, is high.
The new Thai government has prod   uced mixed results in their efforts
to remedy the country's serious economic woes. Crucial to Thailand's recovery are both the outcome of newly instituted economic and banking reforms and the outlook for both China's and Malaysia's economies.
Looking forward, currenc    y risk remains high and the baht will
likely be highly vulnerable to regional contagion.
       INDIA.    India is the second most populous and seventh largest
country in the world. Although the country occupies only 2.4% of the world's land area, it supports over 15% of the world's population. Only China has a larger population. The Indian government is classified as a federation, or union, and is, under its constitution a "sovereign, socialist, secular, democratic republic" composed of 25 states and 7 union territories. Like the united States, it has a federal form of government. However, the central government in India has greater power in relation to its states, and is patterned after the British parliamentary system.
   India's population was estimated at 952 million in 1997 and has been projected to double by the year 2028. Religion, caste, and language are major determinants of social and political organization. Although 83% of the people are Hindu, India also is the home of more than 120 million Muslims - one of the world's largest Muslim populations. Despite economic modernization and laws countering discrimination against the lower end of the class structure, the caste system remains an important factor in Indian society.
   India has the world's fifth largest economy in terms of purchasing power parity. About 62% of the population depends directly on agriculture. Industry and services sectors are are growing in importance and account for 29% and 42% of GDP, respectively, while agriculture contributes about 29%. More than 35% of the population lives below the poverty line, but a large and growing middle class of 150 - 200 million has disposable income for consumer goods. In the industrial sector, India now manufactures a variety of finished products for domestic use and export.
   India gained independence in 1947 after two centuries of British colonial rule. Economic policies in the first four decades of independence were driven by its leaders' deep distrust of foreign economic interests and admiration for the the Soviet model of centrally planned industrialization. Accordingly, the country has followed a policy regime that has been characterized by extreme protectionism and public sector dominance in strategic sectors. Nevertheless, India has developed a large and diversified private sector, and agriculture has remained almost entirely in private hands.
   India's treatment of foreign investment has been alternatively encouraging, ambivalent or difficult, depending on the industry sector involved. Most industries are open to limited investment by multinational companies while others are closed to foreign investors. Sectors closed to foreign investment currently number five: mineral oils; railway transport; warships and the military-related areas of aircraft; atomic energy; and associated minerals. Although recent measure have liberalized the investment limits on a number of major industries, several political parties, deeply hostile to foreign investment, have made these issues the subject of pre-election rhetoric.
   India has a large and active stock market which ranks twentieth globally in market value. There are 23 recognized stock exchanges in India. The BSE is the premier exchange; accounting for more than one-third of trading volume, over 70% of listed capital and over 90% of market capitalization. As of the end of 1997 there were 5,842 listed companies on the BSE with a total market value of US$128.27 billion.
   Relations between India and its neighbors have been fraught with difficulties. India disputes Pakistan's claims to part of Kashmir, and repeated attempts at mediation have not resolved this conflict. The dispute has triggered wars between the two countries in 1947, 1965 and 1971. More recently, India's nuclear tests prompted Pakistan to reply in kind, despite Western efforts to dissuade it. Economic sanctions imposed by the U.S. and other industrialized countries following the nuclear tests in May of 1998 have not been without consequences. While their short-term direct effect on the economy has been relatively modest, the indirect and medium-term consequences of sanctions could become more serious. Relations with Nepal, whit Bhutan and with China are marred by China's two territorial claims in the nation's east and north. Historical suspicions remain following the 1962 border war between India and China and the two countries have continued to work towards expanding their political and economic influence in the South Asian region.
   While India presents many attractions for U.S. investors, there are a number of factors that could pose considerable risk to those investing in this market: Contemporary politics have become increasingly unpredictable since the resounding defeat of Congress in 1996 after decades at the help. Th alignment of political forces has become increasingly erratic among factions, parties and interest groups. Some factions within the current administration have been hostile to foreign investment and could impose measures that would be detrimental to the interests and rights of these investors.
   India's foreign relations in the region remain fragile and the possibility of increased tensions or open warfare is an ever-present danger to th stability of the market. In addition, the monetary cost of economic sanctions resulting from recent nuclear tests could substantially impact economic growth and corporate profits. Sanctions affect India in several ways. Crucially, there will be a deferment or loss of direct aid and concessional loans, from multilateral agencies (notably the World Bank) and bilateral donors (th U.S., Japan and Canada, among others). The loss of export credit and guarantees, notable from the US Export-Import Bank could delay and increase the cost of large infrastructure and foreign investment projects. This, in turn, could have a negative impact upon creditor and investor confidence in the Indian market.
   Relative to the more mature markets of the world, the level of corporate disclosure in India is very low and companies are generally less disposed to act in the best interests of their shareholders. Accordingly, investors face a much more difficult task in ascertaining the true investment worth of a particular stock.
   As with most other emerging markets, the Indian market has been negatively impacted by recent economic and currency turmoil in the world's less developed regions and its likely to be similarly impacted in any future weakness. Currency fluctuation is an additional risk to U.S. investors as any weakening in the value of the Indian rupee versus the U.S. dollar could erode the value of their investments upon currency translation.
       TAIWAN.    Taiwan is one of the most densely populated
countries in the world, with a population of over 20 million, or 1,504 persons per square mile. Most Taiwanese are descendants of immigrants who came from China's Fukien and Kwantung provinces over 100 years ago. Mandarin is the official language while English is taught to all students as their first foreign language, beginning in the seventh grade.
   Although settled by Chinese in the seventeenth century, Taiwan (also called Formosa) was ruled by Japan from 1895-1945 and subsequently reverted to Chinese administration at the end of World War II. In 1949, nationalist leader Chiang Kai-shek took control of the island after fleeing mainland China with two million supporters, following his defeat at the hands of the communists. Since that time, Taiwan has been governed by the right-wing Kuomintang (KMT) which was founded by Chiang Kai-shek. In 1996 the island held its first popular presidential elections in which the KMT retained its control.
   Both the Taipei and Beijing governments consider Taiwan an integral part of China. The KMT has vowed to reconquer the mainland while the People's Republic of China has urged Taiwan to accept a peaceful reunification with the mainland. China has proposed that they regain sovereignty over Taiwan on the basis of a "one country-two systems" arrangement similar to that of the recent reunification of Hong Kong. Nevertheless, China has periodically threatened to annex Taiwan through military action.
   Under the KMT government, Taiwan achieved a remarkable record of economic growth with the assistance of massive U.S. aid in the early years of the post war period. Today, Taiwan has one of the world's strongest economies and is among the ten leading capital exporters. Between 1980 and 1990 real GDP expanded at an average annual rate of 7.9%. During 1990-95 an annual GDP growth rate of 6.6% was recorded. In 1996, compared with the previous year, GDP increased by 5.7% in real terms, while it was anticipated that growth would exceed 6.0% in 1997 and 1998. Between 1960 and 1973 the island's exports rose 20 fold and real GDP increased 3.3 times. Even more remarkable, as the shift of millions of people from villages to cities took place, was the high level of employment. Between 1964 and 1995 the unemployment rate rarely exceeded 2% of the work force in any year.
   Prior to 1967 foreign sources played a large role in financing capital formation expansion, but thereafter domestic savings financed the entire growth of net capital formation. By 1986 the ratio of national gross savings to GDP had reached 38.5%. Thereafter the ratio declined, standing at 26.0% in 1996. The expansion of foreign trade was the major reason for Taiwan's rapid capital growth. Much of the growth in exports could be attributed to the competitiveness of its exports in price and quality in world markets.
   Since the mid-1990s the island's traditional reliance upon light industry has gradually given way to high technology activities, as emphasis shifted from labor-intensive to capital-intensive production. The electrical and electronic machinery sector continued to show particularly strong growth in the 1990s as did the chemical sector. Taiwan also has eleven vehicle manufacturers, all of which have contracted joint ventures with foreign companies. By the mid-1990s Taiwan had become one of the world's largest producers of personal computers and semiconductors.
   Taiwan has a large and active stock market ranking twelfth by market value among the world's markets. The TSE in Taipei is the only official stock exchange in Taiwan, although there is also a small OTC market. At the end of 1997 there were 404 companies listed on the TSE with a market capitalization of US$288.1 billion. The market is dominated by individual investors, who account for 90.7% of total turnover in listed shares. Many local institutions, such as banks, insurance companies or pension funds, are prohibited or restricted from investing in listed shares. Foreign individuals and institutional investors meeting certain criteria have been able to invest in the market directly since 1990 but are subject to certain limits. Foreign involvement in the market through qualified foreign institutional investors and mutual funds is small but growing.
   Investing in Taiwan entails special risks as well as those risks that are common to other emerging markets. Taiwan's relations with The People's Republic of China remain fragile. The conflict between the entrenched nationalization of China and the nascent nationalism of Taiwan persists and armed conflict between the two nations remains a possibility. Beijing continues its policy of attempting to isolate Taiwan and could use its growing economic power and political influence to interfere with the nation's trade with the rest of the world's economies.
   In addition, the Taiwan market has been one of the most volatile in Asia over the past decade. The country did not escape the effects of the Asian economic and currency crises in 1997 and 1998 and could continue to be negatively impacted by an extension of the current regional turmoil. The nation's heavy dependence upon trade and manufacturing partnerships with foreign companies also leaves it particularly vulnerable to downturns in the global economies. Currency fluctuation is an additional risk to U.S. investors as any weakening in the value of the local currency versus the U.S. dollar could erode the value of their investments upon currency conversion.
       THE PHILIPPINES.    The Philippines is a developing democratic
republic. After 300 years of Spanish rule, the United States acquired the Philippins from Spain in 1898 and ruled for 48 years. The country subsequently gained its independence from the United States in 1946. The nation, as provided by the 1987 Constitut8ion, is a democratic republican state with a prsidential form of government. However, since its independence, the government has been periodically roined by militar coups, martial law and political assassinations.
   The Filipino population consists of approximately 70 million people, primarily of Indo-Malay, Chinese and Spanish descent. Thirteen percent of the population lives within the Metro Manila area. Most Filipinos are bilingual, with English as the basic language in business, government, schools, and everyday communications. While there are 87 languages spoken throughout the Philippines, the official language is Pilipino, which is spoken mainly in the Metro Manila area and widely used in the mass media.
   The Philippine economy is basically agricultural if food-processing manufacture is included. Agriculture (including forestry and fishing) contributed 21.5% of GDP in 1996, and engaged 39.8% of the employed labor force, while industry (including mining, manufacturing, construction and power) contributed 31.9% of GDP and engaged 16.5% of the employed labor force.
   Manufacturing accounted for 22.6% of GDP in 1996 and engaged 9.8% of the labor force. The pirncipal branches of manufacturing are food products, petroleum refineries, electrical machinery, chemical products, beverages, metals and textiles.
   The services sector contributed 46.6% of GDP in 1996, and engaged 43.7% of the employed labor force. Remittances from Filipino workers abroad constituted the Government's principal source of foreign exchange, while tourism remains a significant sector of the economy.
   In 1995 the Philippines recorded a trade deficit and a deficit on the current account of the balance of payments. The principal souce of imorts was Japan, which accounted for 22.1% of the total. Other significant suppliers were the United States, Saudi Arabia, Singapore, the Republic of Korea and Taiwan. The United States was the principal market for exports (35.8%), while other purchasers were Japan, Singapore and the United Kingdom.
   Under the regime of General Fidel Ramos, installed in 1992, the economic performance of the Philippines improved dramatically, owing to extensive structural reforms, including the dismantling of protectionist legislation and the liberalization of trade, foreign investment an foreign exchange controls. However, economic growth was adversely affected by the regional financial crisis in 1997. The effective devaluation of the peso in July caused a collapse of the stock market and led to rising inflation and the depletion of foreign exchange reserves. The absence of large foreign invstment inflows, which had previously contributed to an overall surplus on the balance of payments despite a recurrent account deficit, resulted in an overall deficit in 1997.
   The Philippine stock exchange (PSE) is the country's only exchange and ranks thirty-sixth in total market capitalization among the world's markets. The total number of companies listed on the exchange was 221 in 1997. Individual domestic investors are the majority participants while foreign investment is dominated by the Taiwanese, who are closely followed by the Japanese and Hong Kong Chinese. Foreign investors are generally allowed to acquire 100% of the equity of a Philippine listed company, although there are businesses where foreign ownership is restricted by law.
   Foreign investors face special risks when investing in the Philippines. The country's economy and stock markets have hostorically been highly sensitive to changes in the Asian region's economies and this has been amply demonstrated in recent years. After posting dramatic gains in the fouryears preceding Asia's financial crisis in mid-1997, the Philippine stock market plummted in response to the spreading economic, political turmoil in Southeast Asia and Japan. The market's weakness was further exacerbated as foreign investors pulled out of the market in large numbers.
   Weakening conditions in neighboring countries has also negatively impacted the Philippine peso. Plummeting currencies in Thailand, Indonesia, Singapore and Malaysia sent the Philippine peso into a stready decline. Over the 1997 calendar year, the value of the peso fell by 52 percent versus the U.S. dollar.
   For U.S. investors, currency fluctuation presents an additional risk to nvesting in the Philippines as a weakening peso can erode the investment returns on their investments in that country.
   Because the Philippines is highly dependent uon the United States, Japan and the Southeast Asian countries as the primary purchasers of their exports, their economy is particularly sensitive to changes in the economic fortunes of these nations.
   Although the Philippine political climate appears to have imporved over the past few years, investors should be aware that the country has periodically been subjected to military coups, martial law, and wide spread political corruption since it gained independence. Several past administrations have instituted policies that have also been detrimental to the domestic econom and the rights of tis citizens. Cronyism and corruption have also been rampant in both government and the business community to the detriment of the interests of corporate shareholders.
       PAKISTAN.    The Islamic Republic of Pakistan was founded in
1947, when the British partitioned the South Asian subcontinent into two states: India and Pakistan. (East Pakistan broke away to become Bangladesh in 1971). The Pakistan constitution of 1973, amended substantially in 1985, provides for a President (Chief of State) who is elected by an electoral college consisting of both houses of the federal parliament and members of the four provincial legislatures. The National Assembly in a special session elects a Prime Minister. Following the election, the President invites the Prime Minister to create a government. The constitution permits a vote of "no confidence" against the Prime Minister by a majority of the National Assembly. In practice, the army has a strong voice in the decision-making process and few Presidents have been able to oppose its interests for long.
   Relations between Pakistan and India have been fraught with difficulties. India disputes Pakistan's claims to part of Kashmir, and repeated attempts at mediation have not resolved this conflict. The dispute has triggered wars between the two countries in 1947, 1965 and 1971. India has accused Pakistan of fomenting religious and political unrest and in 1994 there were frequent disturbances in the region.
The two sides frequently exchange fire. More recently, India's nuclear tests prompted Pakistan to reply in kind, despite Western efforts to dissuade it. Economic sanctions imposed by the U.S. and other industrialized countries following the nuclear tests have not been without consequences. While their short-term, direct effect on the economy has been relatively modest, the indirect and medium-term consequences of sanctions could become more serious as the resumption of IMF funding is currently in jeopardy.
   With a per capita GDP of about $470, Pakistan is considered a low-income country by the World Bank. No more than 39% of adults are literate and life expectancy at birth is about 62 years. Relatively few resources have been devoted to socio-economic development or infrastructure projects. Inadequate provision of social services and high population growth have contributed to a persistence of poverty and unequal income distribution.
   The country's principal natural resource is arable land ( 25% of the total land area is under cultivation). Agriculture accounts for 24% of GDP and employs about 50% of the labor force. Wheat, cotton, and rice together account for almost 70% of the value of total crop output and are among the countries major exports. Pakistan's manufacturing sector accounts for about 20% of GDP. Cotton textile production and apparel manufacturing are Pakistan's largest industries, accounting for about 50% of total exports. Other major industries include cement, fertilizer, sugar, steel, tobacco, chemicals, machinery and food processing.
   Weak world demand for its exports and domestic political uncertainty have contributed to the nation's widening trade deficit. The nation continues to rely heavily on imports of such materials as petroleum products, capital goods, industrial raw materials and consumer products and the resulting external imbalance has left Pakistan with a growing foreign debt burden. Annual debt service now exceeds 27% of export earnings.
   Pakistan has three stock exchanges located in Karachi, Lahore and Islamabad. The Karachi Stock Exchange (KSE) is dominant, accounting for approximately 80% of equity transactions in Pakistan. The KSE ranks forty-eighth among the world's markets and had a market capitalization of US$11billion in 1997. At the end of that year there were 781 companies listed on the KSE. The combined market capitalization of the 20 largest companies represented 71.7% of the market total.
   U.S. investors should be aware that there are a number of factors that could pose special risks to investing in Pakistan securities. Among these is the country's long history of government instability marked by military coups, political assassinations and frequent outbreaks of violent rioting, strikes and ethnic unrest. While recent governments have made some progress on addressing some of the country's social and economic ills, the current administration is faced with a number of serious crises. The country appears to be close to defaulting on its international commitments. With no debt repayments made since August of 1998, Pakistan faces the possibility of outright default unless it can secure a bailout package and debt rescheduling. Recent talks with the IMF on a debt rescue package broke down and a default could precipitate declines in the nation's trade and currency. By November of 1998, foreign investment has slowed dramatically in response to a rise in investment risk and new restrictions imposed by the central bank designed to limit the outflow of foreign exchange.
   Corruption within the government and business community remains a problem and corporate managements are generally not focused on improving shareholder interests.
   The threat of war with India over the disputed province of Kashmir remains a threat to peace in the region and any outbreak of hostilities would likely plunge the nation's economy into deep depression and further erode the relative value of its currency versus the world's major currencies.
SPECIAL CONSIDERATIONS REGARDING LATIN AMERICA
Latin America represents one of the world's more advanced emerging markets. With a total population of 427 million people and its abundant natural resources, the area is a prime trading partner for the United States and Canada. Latin American exports represent, on average, 16.6% of GDP. Strong export sectors are petroleum, manufactured goods, agricultural commodities such as coffee and beef, and metals and mining products. GDP growth in Latin America as a region was 3.4% in 1996, up from 0.1% in 1995. Recognizing the important role of international trade as a component of GDP, the
countries of Latin America have formed strong region   al trade
    organizations, notably Mercado Comun del Sur (MERCOSUR). Talk of extending the North American Free Trade Agreement (NAFTA) down through Latin America indicates some desire to tie the economies even closer to those of the north.
Politically, Latin American countries generally have strong presidential systems closely modeled after the United States. The transition to democracy is largely complete in most countries. All countries enjoy good relations with the United States, with whom they cooperate on a range of non-economic matters, such as preservation of the environment and drug control. Monetarist minded governments were responsible for the successful staving off of contagion from the recent currency crisis in Mexico, increasing their stature in the eyes of most capital market participants.
   ARGENTINA. Prior to 1989, Argentine politics were characterized by populist leaders, sometimes democratically elected and sometimes not, who ruled with the overt support of the military. Coups and outright military rule were not uncommon. Economic polices were highly protectionist, with significant barriers and restrictions on foreign trade and investment. Markets were highly regulated and the state was heavily involved in many industries. Inflation was routinely high and growth stagnant.
President Carlos Menem was first elected to office in 1989 and undertook a program of deregulation, liberalization and macroeconomic
reform. The results have been positive. GD   P grow    th in 1997 was
8.0%, up from 4.4% in 1996 and -4.4% in 1995. Argentina's growth,
averaging over 6% fro   m     1991 to 1997, had been driven primarily
by domestic consumption. Immediately after the Mexican crisis, bank liquidity was restrained. However, deposits have since returned to the system surpassing the levels that existed prior to the crisis and liquidity is very much improved. Lending also increased and consumer spending rebounded although it has slowed somewhat due to the most recent Brazilian crisis. The positive effect is that inflation, well over 150% at the beginning of the decade, was 0.4% in 1996. Still troublesome for Argentina is unemployment, quite high at 15%. Menem's economic liberalization policies have succeeded in attracting foreign investment. From the U.S. alone, approximately $10 billion was invested by 1996. Investors have been most attracted to the telecommunications, finance, and energy sectors.
Argentina enjoys a positive trade balance. The export economy is heavily weighted toward agriculture, which represents 60% of the total value of all Argentine exports. Primary products are livestock, oilseeds, and grain. Argentina's single biggest trading partner is Brazil, and the United States is the second. Primary imports are machinery, vehicles and chemicals.
The resignation of Economy Minister Domingo Cavallo in July 1996 was initially greeted with skepticism from the markets. Cavallo was widely recognized as the man responsible for ensuring the convertibility of the peso by pegging it to the dollar, a move which saved Argentina from the hyperinflation and continuous drops in output which could have followed from the Mexican crisis in 1994. Confidence was quickly restored, however, with the appointment of Roque Fernandez, who promptly reaffirmed commitment to Cavallo's plan and introduced further measures for fiscal stability.
The next presidential election is due in 1999. In accordance with the constitution, Menem, a member of the Peronist party, can not seek a third consecutive term. The next election is likely to present a third candidate to the voters beyond the traditional contestants from the Peronist and Radical parties. Frepaso, a center-left alliance, first emerged in the 1995 elections and by 1999 could build itself up enough to promote a viable alternative to the older parties. It is uncertain how policies would be effected by the systemic change from a predominantly two party system to a three party one.
The Argentine stock mark   et reached an all-time high in October of
1997 in response to rising corporate earnings and strong economic growth. However, the market underwent a significant correction due largely to the "contagion effect" of the Asian economic and currency crisis and the Mervel index ended the year only 5.9% ahead. While there was little direct impact from the Asian crisis on Argentina's economy, foreign investors fled the market, as they feared that Asia's currency problems would spread to Latin America.
   The Argentine market may pose special risks for investors. As an emerging nation, Argentina's stock market may be particularly vulnerable to widespread economic, currency and market turmoil such as we have seen recently in Asia. These crises may prompt investors to become increasingly averse to emerging market exposure on concern that the impact of these events will spread to other countries. In addition, mutual funds that invest in emerging markets may be forced to sell holdings in countries that have little similarity with the markets in trouble, merely to raise cash to meet redemptions. Similarly, the Asian crisis has accelerated a growing imbalance between supply and demand for basic commodities such as oil, metals, pulp, grains and others. This could impact the Argentinean stock market where energy stocks (oil, gas and electricity) comprise approximately 40% of the market's total value. A currency devaluation by one or more of its Latin American neighbors could precipitate a recession and political pressure for competitive devaluation to protect the country's trade competitiveness.
   While Argentina's political situation is relatively stable; there is a high degree of dissatisfaction with the government's inability to lower the country's high unemployment rate. This could eventually lead to social unrest and a turnover of the government to the control of parties less favorable to investors.
   BRAZIL. Brazil is the largest country in South America and is home to vast amounts of natural resources. Its 155 million people are descendants from indigenous tribes and European immigrants. They live in diverse socio-economic conditions, from the urban cities of Sao Paolo to the undeveloped trading posts of the distant regions. Industrial development has been concentrated in specific areas. The disenfranchised population is quite large and is a source of many of Brazil's social problems.
The Brazilian economy is currently undergoing extensive reforms, stemming from a 1994 effort to stabilize the currency called the Real Plan. With the aim of curbing inflation, a new currency, the Real, was introduced and supported via a floating exchange band. The plan has stabilized the exchange rate and controlled inflation which was at 2,700% in 1994. Inflation in 1995 dropped to 81%, and fell even
further in 1996, settling at 18.7%. P   erhaps the most remarkable
achievement for the Brazilian economy in 1997 was the lowest rate of inflation in the past 40 years, as the National Consumer Price Index increased just 7.48%. At the same time, however, the Real Plan has sent the trade and current account balances into a deficit. The current account deficit is expected to reach $30 billion in 1998, equivalent to 3.6% of GDP.
Other objectives of the administration of the current President, Fernando Henrique Cardoso, are trade liberalization and privatization, but these efforts are sporadic and often stalled by special interests in the legislature. Some privatization efforts are performing well, particularly in the utilities sector. Utilities and telecommunications have been key draws for foreign investment, and foreign direct investment (FDI) is coming in at record levels. In 1998 the country received over $20 billion from privatizations. Still, there are restrictions against investments in certain industries, such as metals and mining.
Traditionally a primarily agricultural economy, a strong industrial sector has developed which produces metals, chemical, and manufactured consumer goods. Agriculture still plays a significant role, however, representing 11% of the GDP, 40% of exports and employing over 35% of the workforce. Primary agricultural products are grains, coffee, and cattle. Regarding energy and utilities, the country is a leading
producer of hydroelectric power, but they are    dep    endent on
imports for oil.
   Presidential elections were held in October of 1998 and President Cardoso won with 53% of the vote. This should insure continuity in policy, which will be much needed given the difficulties caused by the recent instability in the global markets and its impact on Brazil.
In 1997 the Brazilia   n stock market rose to an all-time high in the
first quarter. Over the summer, the speculative attack on the Thai currency triggered a sharp reversal in the Brazilian market, as investors feared a raid on the Brazilian real. However, the market ended the year with a gain of 4.34%. By mid-year 1998 the Brazilian market plummeted amid growing concern that Brazil, Latin America's largest economy, might suffer the confidence crisis that had caused large currency devaluations in Russia and Asia.
   Investing in Brazil could entail special risks: High unemployment is the chief challenge facing Brazil's president Cardoso following his reelection in October of 1998. Joblessness is at a record high and social unrest could hinder his progress in subduing inflation and denationalizing government ownership of many of its businesses. Brazil could be a likely target for a renewed attack on its currency. The economy is in a more precarious state: interest rates remain high and, despite austerity measures, little progress has been made in reducing the current account deficit. This poses particular risk for U. S. investors who would see their investment returns eroded if the Brazilian real were to be devalued.
   Overall, Brazil remains vulnerable to both external shocks and changing sentiment due to worsening domestic indicators or political risk.
   CHILE. Chile is a transition economy which has recently made great strides toward putting its authoritarian, statist, past behind itself.
In all of Latin America, it is the country    with t    he highest
rates of growth. Averaging 7.3% so far this decade, GDP grew at 6.0%
in 1996, down from 6.   6% th    e previous year. Inflation has been
steadily declining and is down over 15% in the last five years.
Inflation in 1   99    7 was 6.0%, a 0.6% drop over 1996. Unemployment
in 1996 was 6.2%, particularly low for the Latin American region. Chile is still considered to have one of the best performing stock markets in the region.
Performance of the Chilean    stock market was lackluster in 1997 as
weak copper prices and rising interest rates led to a contraction in the domestic economy. Also contributing to the market's weakness was the contagion effect of the Asian economic and currency crises, a decline in pulp and steel prices; and uncertainty about the growth prospects of its Latin American neighbors. These factors combined to produce a 15% decline in the stock market for the 1997 calendar year. The market weakness carried through into the first half of the next year.
Eduardo Frei is President and is due for reelection in 1999. President Frei has been trying to decentralize the government but encounters stiff opposition from the powerful trade unions. Also high on Frei's agenda is tax reform.
There is a considerable military component to political life in Chile. In the legislature there is strong representation by parties with authoritarian views. As part of the negotiated settlement with coup leader General Augusto Pinochet in 1990, the army chain of command ends with General Pinochet, not an elected official. Furthermore, certain seats are reserved in the Senate for appointed officials from the military. Pinochet must resign in 1998, and shortly thereafter the reserved Senate seats will fall open to election. There are constitutional reforms currently in progress further diminishing the role and influence of the military, and thus the political transition is still underway. A successful outcome requires that the military acquiesce as it is stripped of its political powers.
Investors in the Chilean ma   rket face special risks. The Chilean
market is particularly sensitive to the fluctuation in the international price of copper and pulp on the international markets and they have a significant impact on the nation's economy and stock market.
   As is typical of most emerging markets, much of the Chilean market equity is firmly held by controlling families and their associates. Accordingly, these owners may not always act in the interests of outside shareholders. In addition, any weakness in the Chilean currency versus the dollar could erode the investment returns to United States investors upon currency conversion.
   MEXICO. The Mexican economy has recovered    fairly well since the
currency crisis of December 1994 thanks in large part to growth in exports, peso stabilization, and massive financial assistance from the United States. GDP growth rose to 7.3%, with consumer spending and investment leading the way. A major positive factor supporting growth during 1997 was the strength of the peso, which closed the year little changed from its 1996 year-end level. In addition, the nation's inflation rate declined to 15.7% from the 27.7% rate of 1996. This marked the second straight year of improvement. Inflation is the chief concern of the central bank, which takes active measures such as the setting of wage ceilings and the adjustment of interest rates to control it. Domestic consumption, while improved, has yet to return to
pre-1994 levels, and has also contributed to the co    ntainment of
inflation.
The Mexican economy is very strong in manufacturing and natural resources, specifically oil. Manufacturing alone counts for 22% of the Mexican GDP and 21% of all urban employment. The economy is also very closely tied to the United States, which is responsible for 60% of all foreign investment and with whom it conducts over 75% of all trade. Trade pacts such as the NAFTA further integrate the economies, giving the United States strong incentives to provide assistance in times of
crisis. NAFTA also enabled the recent recovery   , given the ease with
which it allows increases in exports and investment. The Mexican stock
market listed 194 companies with total capitaliza    tion of $156
billion in 1997.
Internally, the various people of the Mexican states have recently experienced a great deal of dissatisfaction with their relationship to the federal government. Most notably, in Chiapas there have been armed uprisings by indigenous groups demanding further autonomy. While the rebellions have not strongly shaken financial markets, they serve as a reminder of the diversity of Mexico, of the vast socio-economic gaps between various peoples, and of the potential for such groups to demand the attention of both their government and the world. Politically, the landscape changed fundamentally in July 1997. The defeat of candidates from the Institutional Revolutionary Party (PRI) in legislative elections signaled the end of decades of one party rule. Citizens now have the confidence that their votes count and that the PRI is no longer invincible. Winning every presidential election since its founding in 1929, the PRI was the country's monolithic political machine, maintaining power through rigged elections and ruling in an environment rife with intrigue and corruption. Internal pressures including armed rebellion from domestic interest groups, extensive crises and scandals caused by intra-party rivalries and corruption, and deteriorating relationships with foreign countries over financial mismanagement and mutual social problems all contributed to the establishment of fully free and unfettered elections. Numerous electoral reforms implemented since 1989 have aided in the further opening of the Mexican political system and opposition parties have made historic gains in elections at all levels. Much of the impetus for establishing a real two party system in Mexico can be credited to President Zedillo and the PRI majority in COngress. During 1995-96 the political parties negotiated constitutional amendments to address electoral campaign fairness issues, which passed unanimously. The response from the Mexican people was clear as a record number of registered voters cast ballots. Though they took the most votes (39%) for the 500-member Lower House of Congress, the PRI has lost their majority. Mid-term elections held in July of 1997, also saw large gains for opposition parties and marked a significant step in Mexico's political transformation. Market reaction to the new Mexican political world was positive. The IPC index, consisting of 35 of the most representative stocks on the Mexican Stock Exchange, rose 3.25% the day after the election. Further financial implications of the new landscape are as yet uncertain. Relevant considerations are the effect of the new configurations on government consensus and policy making, the demands of newly empowered groups on economic and other resources, the balance of power between the executive and the legislature, and the ability of the government to maintain law and order.
   Mexico's stock market fell sharply in late 1997 and continued its descent through mid-1998 as the worsening Asian economic and currency crises threatened to cause problems for Mexico's trade balance and raised questions concerning the sustainability of its economic growth. Foreign investors fled the Mexican market, as they feared that Asia's currency problems would spread to Latin America.
   Investors in Mexico face a number of potential risks. As an emerging nation, Mexico's stock market may be particularly vulnerable to widespread economic, currency and stock market turmoil such as that recently experienced in Asia and Russia. These crises may prompt investors to become increasingly averse to emerging market exposure on concern that the impact of these events will spread to other countries. In addition, mutual funds that invest in emerging markets may be forced to sell holdings in countries that have little similarity with the troubled markets, merely to raise cash to meet redemptions. Similarly, because the United States is Mexico's largest trading partner, any economic downturn in the U.S. economy can have a strongly adverse impact upon Mexico's economy and stock market.
   While Mexico's political situation is relatively stable, there is a high degree of dissatisfaction with the government's inability to effectively address the nation's growing social problems, particularly in the country's less developed regions. Occasional flair-ups of
strikes and armed rebellion could pose a thr    eat to Mexico's
political and economic stability.
   SPECIAL CONSIDERATIONS REGARDING THE RUSSIAN FEDERATION
   The Russian Federation is the largest republic of the Commonwealth of Independent States with a 1995 population of 147,500,000. It is about one and four fifths of the land area of the United States and occupies most of Eastern Europe and north Asia.
   Russia has had a long history of political and economic turbulence. The USSR lasted 69 years and for more than half that time it ranked as a nuclear superpower. In the 1930's tens of millions of its citizens were collectivized under state agricultural and industrial enterprises and millions died in political purges and the vast penal and labor system or in state-created famines. During World War II, as many as 20 million Soviet citizens died. After decades of communist rule, the Soviet Union was dissolved on December 8, 1991 following a failed coup attempt against the government of Mikhail Gorbachev. On the day that the leaders declared that the Soviet Union ceased to exist, the Soviet republics were invited to join with Russia in the Commonwealth of Independent states (CIS). At one time or another those that have agreed to join have included the Ukraine, Belarus, Moldova, Georgia, Armenia, Azerbaijan, Uzbekistan, Turkmenistan, Tajikistan, Kazakhstan and Kyrgyzstan, but a number have dropped out since or have only observer status. Each of the republics is a sovereign state that controls its own economy and natural resources and collects its own taxes, providing only minimal support to the CIS.
   Boris Yeltsin, President of Russia, inherited the mantle of economic and political chaos. With the freeing of most prices he staked his political life on the rapid creation of a free market economy. Since 1991 Yeltsin and his Russian reformers have been faced with the daunting task of stabilizing the Russian economy while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of the Russian people. To date, their efforts have yielded widely mixed results. On the one hand, they have made some impressive progress. Since 1992, they have abolished central planning, decontrolled prices, unified the foreign exchange market, made the ruble convertible, and privatized two thirds of the economy. They have accomplished this in spite of the crushing burdens inherited from the communist system: huge industrial enterprises that are unprofitable; an obsolete capital stock; a crumbling energy sector, huge external debt; and armies that had to be repatriated and resettled at home.
   Russia remains a paradox among the major economies of the world in that it is a country marked by stagnation in production levels, but has few constraints on growth. Labor supply is adequate and savings are high. In addition, there is almost unlimited scope for increasing productivity through the introduction of improved technologies, production process and market-oriented managerial development. There are 147 million consumers who are slowly increasing their buying power and education standards are high. Russia is also rich in natural resources. It has 40% of the world's natural gas reserves, 6% of its oil, 25% of coal, diamonds, gold and nickel, and 30% of timber and bauxite. Approximately ten million people are engaged in agriculture and they produce half of the region's grain, meat, milk, and other dairy products.
   The main reason for the continued poor performance of the Russian economy is the country's failure to mobilize the resources that are available. While the official unemployment rate was at 10.6% in 1996, up to half of the working population is, in effect, unemployed or, to a significant degree, underemployed in inefficient and unproductive industries. Much of the country's savings have been siphoned off through capital flight. Russia's technological potential for assimilating both domestic and foreign technologies is not being exploited. Industry privatization and restructuring initiatives have generally failed to mobilize the available factors of production as the country's privatization program virtually ensures the predominance of the old management teams that are largely non market-oriented in their management approach. Approximately 80% of Russian privatized companies continue to be majority-owned by insiders and only 10% are owned by investors with large enough stakes to influence the running of the company.
   In July 1996, Boris Yeltsin was re-elected for a second term and it was hoped that the election would mark the start of a more stable period of economic growth. However, macroeconomic indicators in 1996 proved contradictory. On the one hand, the Russian government continued its strict credit policies, and the annual inflation rate for 1997 dropped to 11%, down from 22% in 1996. Inflation has since remained below 3% a month through the first half of 1997. In addition, expenditure cuts trimmed the budget deficit to 7% of GDP for the first nine months of 1996.
   By the end of 1997, GDP was up 0.4% following 1996's 6% fall, and industrial production was up by 1.9%. Non-payment continues to represent a serious problem for the economy, particularly in the energy sector.
   While Russia is widely believed to be one of the most risky markets in Eastern Europe, it is also recognized for its potential for positive returns. However, the market has been essentially liquidity driven and concentrated in very few of the country's largest companies. At just $129 billion, the total capitalization of the stock market accounts for just 28.7 percent of GDP. The majority of investors in Russian equities are small and medium-sized United States hedge funds. In addition, several country specific funds have been established to make direct and portfolio investments in Russian companies. To facilitate foreign investment, a number of the larger Russian companies have issued equity in the form of American depository receipts while six big firms have issued securities in the form of Russian depository certificates. These certificates are issued and marketed by the Bank of New York. Any investment in Russia is risky and deciding which companies will perform well at this stage of the country's transformation is far from easy. A combination of poor accounting standards, inept management, limited shareholder rights and the criminalization of large sectors of the economy pose a significant risk, particularly to foreign investors.
   In 1996 the Russian market delivered the world's best stock market performance and was among the top performing markets in the first half of 1997. However, the markets strength masked a rapidly deteriorating political and economic picture. Many of the country's economic reform initiatives have floundered as the proceeds of IMF and other assistance have been squandered or stolen. Taxes were not being collected and Russian banks, suffering from a collapsed ruble, could not meet the demands of either domestic depositors or foreign creditors. In July of 1998 the Yeltsin government effectively devalued the Russian ruble by approximately 34% to strengthen the ailing banking system and stimulate demand for Russian exports. In addition the government announced a restructuring of their foreign debt that would allow a 90-day moratorium on banks' foreign loans and a rescheduling of $40 billion in domestic debt. These actions were viewed by investors as being tantamount to default and they fled the Russian stock market. President Yeltsin's relations with the communist dominated Duma worsened and there was talk among the body of beginning impeachment proceedings against the president. By August of 1998 the ruble had fallen by 70 percent and food prices soared, heightening fears of social unrest. By early September the Russian economy appeared to be slipping out of control and the government in a state of paralysis as the President and the Duma feuded over remedial initiatives. Many observers fear that country's communist party could regain control of the government and end free market reforms, which could further negatively impact stock prices.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and investment accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.
   If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.
   Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
   Each fund     may execute portfolio transactions with
broker-dealers who provide research and execution services to the fund or other investment accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and
performance of i   nvestment     accounts; and effect securities
transactions and perform functions incidental thereto (such as clearance and settlement).
   The selection of such broker-dealers for transactions in equity securities is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
   For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying
out its obligations to    a fund    . The receipt of such research has
not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
   Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws,    a
fund may pay a broker-deale    r commissions for agency transactions
that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
   To the extent permitted by applicable law, F    MR is authorized to
allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or
other Fidelity funds and to us   e the research services of brokerage
and other firms that have provided such assistance. FMR may us    e
research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by
a fund toward the reduction of that fund's e   xpenses    . The
transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for investment accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
   [For the fiscal periods ended 1997 and 1998, the portfolio turnover rates for each fund are presented in the table below. [Variations in turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.]]

FUND             FISCAL PERIOD   1997  1998
                 ENDED

ADVISOR LATIN    OCTOBER         N/A    *
AMERICA          31

ADVISOR JAPAN    OCTOBER         N/A    *
                 31

ADVISOR EUROPE   OCTOBER         N/A    *
CAPITAL          31
APPRECIATION

ADVISOR          OCTOBER
INTERNATIONAL    31
CAPITAL
APPRECIATION

ADVISOR          OCTOBER
OVERSEAS         31

ADVISOR          OCTOBER         N/A    *
DIVERSIFIED      31
INTERNATIONAL

ADVISOR GLOBAL   OCTOBER         N/A    *
EQUITY           31

ADVISOR          NOVEMBE
TECHNOQUANT      R 30
GROWTH

ADVISOR SMALL    NOVEMBE         N/A    **
CAP              R 30

ADVISOR          NOVEMBE
STRATEGIC        R 30
OPPORTUNITIES

ADVISOR MID      NOVEMBE
CAP              R 30

ADVISOR          NOVEMBE         N/A    *
RETIREMENT       R 30
GROWTH

ADVISOR EQUITY   NOVEMBE
GROWTH           R 30

ADVISOR LARGE    NOVEMBE
CAP              R 30

ADVISOR          NOVEMBE         N/A    *
DIVIDEND         R 30
GROWTH

ADVISOR          NOVEMBE
GROWTH           R 30
OPPORTUNITIES

ADVISOR          NOVEMBE
GROWTH &         R 30
INCOME

ADVISOR EQUITY   NOVEMBE
INCOME           R 30

ADVISOR ASSET    NOVEMBE         N/A    *
ALLOCATION       R 30

ADVISOR          NOVEMBE
BALANCED+        R 30

ADVISOR          DECEMBE
EMERGING         R 31
MARKETS
INCOME

ADVISOR HIGH     OCTOBER
YIELD            31

ADVISOR          DECEMBE
STRATEGIC        R 31
INCOME

ADVISOR          OCTOBER
GOVERNMENT       31
INVESTMENT

ADVISOR          OCTOBER
MORTGAGE         31
SECURITIES

ADVISOR          OCTOBER
INTERMEDIATE     31
BOND   ++

ADVISOR SHORT    OCTOBER
FIXED-INCOME     31

ADVISOR          OCTOBER
MUNICIPAL        31
INCOME

ADVISOR          OCTOBER
INTERMEDIATE     31
MUNICIPAL
INCOME   ++

   * Estimated 1999 turnover rate
   ** Annualized
   + For the fiscal period November 1, 1998 through November 30,
1998.
   ++ For the fiscal period November 1, 1997 through October 31,
1998.

   For the fiscal period ended October 31, 1998, the portfolio turnover rate for Advisor Balanced was ___%.

   The following tables show the brokerage commissions paid by the funds. Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year. A fund may both commissions and spreads in connection with the placement of portfolio transactions. [For the fiscal years ended ___, ___, and ___, _________ paid no brokerage commissions.]

The following table shows the total amount of brokerage commissions paid by each fund.

                        FISCAL YEAR         TOTAL
                        ENDED               AMOUNT PAID

   ADVISOR              OCTOBER 31
   INTERNATIONAL
   CAPITAL
   APPRECIATION

199   8                                      $

ADVISOR                 OCTOBER 31
OVERSEAS

199   8

1997

1996

ADVISOR                 NOVEMBER 30
TECHNOQUANT
GROWTH

199   8

1997++

   ADVISOR SMALL        NOVEMBER 30
   CAP

199   8+

ADVISOR                 NOVEMBER 30
STRATEGIC
OPPORTUNITIES

   1998

1/1/97-11/30/97

1996**

ADVISOR MID             NOVEMBER 30
CAP

199   8

1997

1996   +++

ADVISOR                 NOVEMBER 30
EQUITY
GROWTH

199   8

1997

1996

ADVISOR LARGE           NOVEMBER 30
CAP

199   8

1997

1996   +++

ADVISOR                 NOVEMBER 30
GROWTH
OPPORTUNITIES

   1998

11/1/97-11/30/9
7

1997*

1996*

ADVISOR                 NOVEMBER 30
GROWTH &
INCOME

199   8

1997++

ADVISOR                 NOVEMBER 30
EQUITY INCOME

199   8

1997

1996

ADVISOR                    NOVEMBER 30
BALANCED

   11/1/98-11/30/9
   8

199   8*

1997*

1996*

ADVISOR                 DECEMBER 31
EMERGING
MARKETS
INCOME

199   8

1997

1996

ADVISOR HIGH            OCTOBER 31
YIELD

199   8

1997

1996

                        FISCAL YEAR         TOTAL
                        ENDED               AMOUNT PAID

ADVISOR                 DECEMBER 31
STRATEGIC
INCOME

199   8

1997

1996

   ADVISOR              OCTOBER 31
   GOVERNMENT
   INVESTMENT

199   8

   ADVISOR             OCTOBER 31
   MORTGAGE
   SECURITIES

199   8

   ADVISOR             OCTOBER 31
   INTERMEDIATE
   BOND

   12/1/97-10/31/
   98

   ADVISOR SHORT       OCTOBER 31
   FIXED-INCOME

199   8

   ADVISOR             OCTOBER 31
   MUNICIPAL
   INCOME

   12/1/97-10/31/
   98

   ADVISOR             OCTOBER 31
   INTERMEDIATE
   MUNICIPAL
   INCOME

199   8

* Fiscal year ended October 31.
** Fiscal year ended December 31.
   + Advisor Small Cap commenced operations on September 9, 1998.
++ Advisor TechnoQuant Growth and Advisor Growth & Income commenced operations on December 31, 1996.
   +    ++    Advisor Large Cap and Advisor Mid Cap commenced
operations on February 20, 1996.

   Of the following tables, the first shows the total amount of brokerage commissions paid by each fund to NFSC, FBS [and FBSJ], as applicable, for the past three fiscal years. The second table shows the approximate percentage of aggregate brokerage commissions paid by a fund to NFSC, FBS [and FBSJ] for transactions involving the approximate percentage of the aggregate dollar amount of transactions for which the fund paid brokerage commissions for the fiscal year ended 1998. NFSC, FBS [and FBSJ] are paid on a commission basis.


                                                   TOTAL AMOUNT PAID

                        FISCAL YEAR       TO NFSC  TO FBS                TO FBSJ
                        ENDED

   ADVISOR              OCTOBER 31
   INTERNATIONAL
   CAPITAL
   APPRECIATION

199   8

ADVISOR                 OCTOBER 31
OVERSEAS

199   8

1997

1996

ADVISOR                 NOVEMBER
TECHNOQUANT             30
GROWTH

199   8

1997++

   ADVISOR SMALL        NOVEMBER
   CAP                  30

199   8+

ADVISOR                 NOVEMBER
STRATEGIC               30
OPPORTUNITIES

   1998

1/1/97-11/30/97

1996**

ADVISOR MID             NOVEMBER
CAP                     30

199   8

1997

1996   +++

ADVISOR                 NOVEMBER
EQUITY                  30
GROWTH

199   8

1997

1996

ADVISOR LARGE           NOVEMBER
CAP                     30

199   8

1997

1996   +++

ADVISOR                 NOVEMBER
GROWTH                  30
OPPORTUNITIES

   1998

11/1/97-11/30/9
7

1997*

1996*

ADVISOR                 NOVEMBER
GROWTH &                30
INCOME

199   8

1997++

ADVISOR                 NOVEMBER
EQUITY INCOME           30

199   8

1997

1996

ADVISOR                    NOVEMBER
BALANCED                   30

   11/1/98-11/30/9
   8

199   8*

1997*

1996*

ADVISOR                 DECEMBER
EMERGING                31
MARKETS
INCOME

199   8

1997

1996

ADVISOR HIGH            OCTOBER 31
YIELD

199   8

1997

1996

ADVISOR                 DECEMBER
STRATEGIC               31
INCOME

199   8

1997

1996

   ADVISOR              OCTOBER 31
   GOVERNMENT
   INVESTMENT

199   8

   ADVISOR              OCTOBER 31
   MORTGAGE
   SECURITIES

199   8

   ADVISOR              OCTOBER 31
   INTERMEDIATE
   BOND

   12/1/97-10/31/
   98

   ADVISOR SHORT        OCTOBER 31
   FIXED-INCOME

199   8

   ADVISOR              OCTOBER 31
   MUNICIPAL
   INCOME

   12/1/97-10/31/
   98

   ADVISOR              OCTOBER 31
   INTERMEDIATE
   MUNICIPAL
   INCOME

199   8


* Fiscal year ended October 31.
** Fiscal year ended December 31.
   + Advisor Small Cap commenced operations on September 9, 1998.
++ Advisor TechnoQuant Growth and Advisor Growth & Income commenced operations on December 31, 1996.
   +    ++    Advisor Large Cap and Advisor Mid Cap commenced
operations on February 20, 1996.

            FISCAL            % OF         % OF        % OF        % OF        % OF       % OF
            YEAR              AGGREGATE    AGGREGATE    AGGREGATE  AGGREGATE   AGGREGATE  AGGREGATE
            ENDED             COMMISSIO    DOLLAR      COMMISSIO   DOLLAR      COMMISSIO  DOLLAR
            199   8           NS PAID TO   AMOUNT OF   NS          AMOUNT OF   NS         AMOUNT OF
                              NFSC         TRANSACTIO  PAID TO     TRANSACTIO  PAID TO    TRANSACTIO
                                           NS          FBS         NS          FBSJ       NS
                                           EFFECTED                EFFECTED               EFFECTED
                                           THROUGH                 THROUGH                THROUGH
                                           NFSC                    FBS                    FBSJ

ADVISOR     OCTOBER            %            %           %           %           %          %
INTERNATIO  31
NAL
CAPITAL
APPRECIATI
ON

            OCTOBER            %            %           %           %           %          %
ADVISOR     31
OVERSEAS

ADVISOR     NOVEMBER           %            %           %           %           %          %
TECHNOQU    30
ANT
GROWTH

ADVISOR     NOVEMBER           %            %           %           %           %          %
SMALL CAP   30

STRATEGIC   NOVEMBER           %            %           %           %           %          %
OPPORTUNI   30
TIES

ADVISOR     NOVEMBER           %            %           %           %           %          %
MID CAP     30

ADVISOR     NOVEMBER           %            %           %           %           %          %
EQUITY      30
GROWTH

ADVISOR     NOVEMBER           %            %           %           %           %          %
LARGE CAP   30

ADVISOR     NOVEMBER           %            %           %           %           %          %
GROWTH      30
OPPORTUNI
TIES

ADVISOR     NOVEMBER           %            %           %           %           %          %
GROWTH &    30
INCOME

ADVISOR     NOVEMBER           %            %           %           %           %          %
EQUITY      30
INCOME

ADVISOR        NOVEMBER        %            %           %           %           %          %
BALANCED       30*

            OCTOBER            %            %           %           %           %          %
            31**

ADVISOR     DECEMBER           %            %           %           %           %          %
EMERGING    31
MARKETS
INCOME

ADVISOR     OCTOBER            %            %           %           %           %          %
HIGH YIELD  31

ADVISOR     DECEMBER           %            %           %           %           %          %
STRATEGIC   31
INCOME

ADVISOR     OCTOBER            %            %           %           %           %          %
GOVERNME    31
NT
INVESTMEN
T

ADVISOR     OCTOBER            %            %           %           %           %          %
MORTGAGE    31
SECURITIES

ADVISOR        OCTOBER         %            %           %           %           %          %
INTERMEDI      31***
ATE BOND

            FISCAL            % OF         % OF        % OF        % OF        % OF       % OF
            YEAR              AGGREGATE    AGGREGATE    AGGREGATE  AGGREGATE   AGGREGATE  AGGREGATE
            ENDED             COMMISSIO    DOLLAR      COMMISSIO   DOLLAR      COMMISSIO  DOLLAR
            199   8           NS PAID TO   AMOUNT OF   NS          AMOUNT OF   NS         AMOUNT OF
                              NFSC         TRANSACTIO  PAID TO     TRANSACTIO  PAID TO    TRANSACTIO
                                           NS          FBS         NS          FBSJ       NS
                                           EFFECTED                EFFECTED               EFFECTED
                                           THROUGH                 THROUGH                THROUGH
                                           NFSC                    FBS                    FBSJ

ADVISOR     OCTOBER            %            %           %           %           %          %
SHORT       31
FIXED-INCO
ME

ADVISOR     OCTOBER            %            %           %           %           %          %
MUNICIPAL   31
INCOME

ADVISOR        OCTOBER         %            %           %           %           %          %
INTERMEDI      31***
ATE
MUNICIPAL
INCOME


* Period of November 1, 1998 through November 30, 1998.
** Period of November 1, 1997 through October 31, 1998.
*** Period of December 1, 1997 through October 31, 1998.

[(dagger) The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFSC, FBS and FBSJ is a result of the low commission rates charged by NFSC, FBS and FBSJ.]
[NFSC, FBS and FBSJ have used a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.]
   The following table shows the dollar amount of brokerage commissions paid to firms that provided research services and the approximate dollar amount of the transactions involved for the fiscal year ended 1998.

            FISCAL YEAR   $ AMOUNT     $ AMOUNT
            ENDED         OF           OF
            199   8       COMMISSIO    BROKERAGE
                          NS PAID TO   TRANSACTIO
                          FIRMS THAT   NS
                          PROVIDED     INVOLVED+
                          RESEARCH
                          SERVICES+

ADVISOR     OCTOB          $            $
INTERNATIO  ER 31
NAL
CAPITAL
APPRECIATI
ON

ADVISOR     OCTOB
OVERSEAS    ER 31

ADVISOR     NOVE
TECHNOQU    MBER
ANT         30
GROWTH

ADVISOR     NOVE
SMALL CAP   MBER
            30

ADVISOR     NOVE
STRATEGIC   MBER
OPPORTUNI   30
TIES

ADVISOR     NOVE
MID CAP     MBER
            30

ADVISOR     NOVE
EQUITY      MBER
GROWTH      30

ADVISOR     NOVE
LARGE CAP   MBER
            30

ADVISOR     NOVE
GROWTH      MBER
OPPORTUNI   30
TIES

ADVISOR     NOVE
GROWTH &    MBER
INCOME      30

ADVISOR     NOVE
EQUITY      MBER
INCOME      30

ADVISOR        NOVE
BALANCED       MBER
               30    *

               OCTOB
               ER
               31    **

ADVISOR     DECE
EMERGING    MBER
MARKETS     31
INCOME

ADVISOR     OCTOB
HIGH YIELD  ER 31

ADVISOR     DECE
STRATEGIC   MBER
INCOME      31

ADVISOR     OCTOB
GOVERNME    ER 31
NT
INVESTMEN
T

ADVISOR     OCTOB
MORTGAGE    ER 31
SECURITIES

ADVISOR        OCTOB
INTERMEDI      ER
ATE BOND       31    **
            *

ADVISOR     OCTOB
SHORT       ER 31
FIXED-INCO
ME

ADVISOR     OCTOB
MUNICIPAL   ER 31
INCOME

ADVISOR        OCTOB
INTERMEDI      ER
ATE            31    **
MUNICIPAL   *
INCOME

+ The provision of research services was not necessarily a factor in the placement of all this business with such firms.
* Period of November 1, 1998 through November 30, 1998.
** Period of November 1, 1997 through October 31, 1998.
*** Period of December 1, 1997 through October 31, 1998.

[For the fiscal year ended    _________, 1998     [________] paid no
brokerage commissions to firms that provided research services.]
   The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds managed by FMR or investment accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Each    class's net asset value per share (NAV) is the value of a
single share. The NAV of each class is computed by adding the class's pro rata share of the value of the applicable fund's investments, cash, and other assets, subtracting the class's pro rata share of the applicable fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that
class that are outstandin    g.
GROWTH AND GROWTH & INCOME FUNDS. Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.
Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Independent brokers or qu   otation s    ervices provide prices of
foreign securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that
is ex   pected     to materially affect the value of a portfolio
security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.
The procedures set forth above    need not be used to determine the
value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts
(ADRs), market and trading trends, the bid/ask quotes of brokers and
off-exchange institutional tradin    g.
TAXABLE BOND FUNDS. Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.
Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used.
Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.
Independent brokers or quotation serv   ices pr    ovide prices of
foreign securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days
to maturity are included in the calculation of NAV. If an    even    t
that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.
The procedures set forth    above need not be used to determine the
value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.
TAX-FREE BOND FUNDS. Portfo   lio sec    urities are valued by various
methods. If quotations are not available, fixed-income securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.
The procedures set forth above need    not be used to determine the
value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.
PERFORMANCE
A class may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each class's share price, yield, if available, and return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for a class are computed by dividing a class's pro rata share of the fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares of that class entitled to receive distributions during the period, dividing this figure by the class's NAV or offering price, as applicable, at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and then are converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by a fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are
excluded from the    calculation as are gains and losses from currency
exchange rate fluctuations.
Income calculated for the purposes of calculating a class's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a class's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
In calculating a class's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing a class's yield.
Yield information may be useful in reviewing a class's performance and in providing a basis for comparison with other investment alternatives. However, a class's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates a class's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a class's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing a class's current yield. In periods of rising interest rates, the opposite can be expected to occur.
The tax-equivalent yield    of a class of a municipal fund     is the
rate an investor would have to earn from a fully taxable investment before taxes to equal a class's tax-free yield. Tax-equivalent yields are calculated by dividing a class's yield by the result of one minus a specified federal income tax rate. If only a portion of a class's yield is tax-exempt, only that portion is adjusted in the calculation. The following table shows the effect of a shareholder's tax status on
effective yield under federal income tax laws for    1999    . It
shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical federally tax-exempt obligations yielding from _% to _%.
Of course, no assurance can be given tha   t a class of a municipal
fund wi    ll achieve any specific tax-exempt yield. While a municipal fund invests principally in obligations whose interest is exempt from federal income tax, other income received by the fund may be taxable.

   1999     TAX RATES AND TAX-EQUIVALENT YIELDS
                               FEDERAL   IF
                                         INDIVI
                                         DUAL
                                         TAX-EX
                                         EMPT
                                         YIELD
                                         IS:

TAXABLE INCOME*                MARGINAL  %        %    %    %    %    %    %    %

SINGLE RETURN    JOINT RETURN  RATE**    THEN
                                         TAXABL
                                         E-EQUI
                                         VALENT
                                         YIELD
                                         IS

$                $                       %        %    %    %    %    %    %    %


* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
A municipal fund may invest a portion of its assets in obligations that are subject to federal income tax. When a municipal fund invests in these obligations, its tax-equivalent yields will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally tax-free.
RETURN CALCULATIONS. Ret   urns qu    oted in advertising reflect all
aspects of a class's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a class's NAV over a stated period. A class's return may be calculated by using the performance data of a previously existing class prior to the date that the new class commenced operations, adjusted to reflect
differences in sales charges but not 12b-1 fees.    A cumulative
return reflects actual performance over a stated period of tim    e.
Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. Average annual returns covering periods of less than one year are calculated by determining a class's return for the period, extending that return for a full year (assuming that return remains constant over the year), and quoting the result as an annual return. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a class's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a class.
In addition to average annual    retur    ns, a class may quote
unaveraged or cumulative returns reflecting the simple change in value
of an investment over a stated period. Average    annual a    nd
cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions
to return. Re   turns m    ay be quoted on a before-tax or after-tax
basis. Returns may or    may not include the effect of     a class's
maximum sales charge. Excluding a class's sales charge from a return
calculation produces a higher return figure. Retur   ns, yi    elds,
if applicable, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a class's NAVs, adjusted NAVs, and benchmark indexes may be used to exhibit performance. An
adjusted NAV includes any distributions paid    by a fund a    nd
reflects all elements of    a class's     return. Unless otherwise
indicated, a class's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES.    An [equity, growth & income, or asset
allocatio    n] fund may illustrate performance using moving averages.
A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.
The 13-week and 39-week long-term moving averages are shown below:

FUND              AS OF                   13-WEEK  39-WEEK

ADVISOR LATIN     10/30/98
AMERICA -
CLASS A

ADVISOR LATIN     10/30/98
AMERICA -
CLASS T

ADVISOR LATIN     10/30/98
AMERICA -
CLASS B

ADVISOR LATIN     10/30/98
AMERICA -
CLASS C

ADVISOR LATIN     10/30/98
AMERICA -
INSTITUTIONAL
CLASS

ADVISOR JAPAN     10/30/98
- CLASS A

ADVISOR JAPAN     10/30/98
- CLASS T

ADVISOR JAPAN     10/30/98
- CLASS B

ADVISOR JAPAN     10/30/98
- CLASS C

ADVISOR JAPAN     10/30/98
- INSTITUTIONAL

ADVISOR EUROPE    10/30/98
CAPITAL
APPRECIATION -
CLASS A

ADVISOR EUROPE    10/30/98
CAPITAL
APPRECIATION -
CLASS T

ADVISOR EUROPE    10/30/98
CAPITAL
APPRECIATION -
CLASS B

ADVISOR EUROPE    10/30/98
CAPITAL
APPRECIATION -
CLASS C

ADVISOR EUROPE    10/30/98
CAPITAL
APPRECIATION -
INSTITUTIONAL
CLASS

ADVISOR           10/30/98
INTERNATIONAL
CAPITAL
APPRECIATION -
CLASS A

ADVISOR           10/30/98
INTERNATIONAL
CAPITAL
APPRECIATION -
CLASS T

ADVISOR           10/30/98
INTERNATIONAL
CAPITAL
APPRECIATION -
CLASS B

ADVISOR           10/30/98
INTERNATIONAL
CAPITAL
APPRECIATION -
CLASS C

INTERNATIONAL     10/30/98
CAPITAL
APPRECIATION -
INSTITUTIONAL
CLASS

ADVISOR           10/   30    /98
OVERSEAS -
CLASS A

ADVISOR           10/   30    /98
OVERSEAS -
CLASS T

ADVISOR           10/   30    /98
OVERSEAS -
CLASS B

ADVISOR           10/   30    /98
OVERSEAS -
CLASS C

ADVISOR           10/   30    /98
OVERSEAS -
INSTITUTIONAL

ADVISOR           10/   30    /98
DIVERSIFIED
INTERNATIONAL -
CLASS A

ADVISOR           10/   30    /98
DIVERSIFIED
INTERNATIONAL -
CLASS T

ADVISOR           10/   30    /98
DIVERSIFIED
INTERNATIONAL -
CLASS B

ADVISOR           10/   30    /98
DIVERSIFIED
INTERNATIONAL -
CLASS C

ADVISOR           10/   30    /98
DIVERSIFIED
INTERNATIONAL -
INSTITUTIONAL
CLASS

ADVISOR GLOBAL    10/   30    /98
EQUITY - CLASS
A

ADVISOR GLOBAL    10/   30    /98
EQUITY - CLASS
T

ADVISOR GLOBAL    10/   30    /98
EQUITY - CLASS
B

ADVISOR GLOBAL    10/   30    /98
EQUITY - CLASS
C

ADVISOR GLOBAL    10/   30    /98
EQUITY -
INSTITUTIONAL
CLASS

ADVISOR           1   1    /   27    /98
TECHNOQUANT
GROWTH - CLASS
A

ADVISOR              11/27/98
TECHNOQUANT
GROWTH - CLASS
T

ADVISOR              11/27/98
TECHNOQUANT
GROWTH - CLASS
B

ADVISOR              11/27/98
TECHNOQUANT
GROWTH - CLASS
C

ADVISOR              11/27/98
TECHNOQUANT
GROWTH -
INSTITUTIONAL
CLASS

ADVISOR SMALL     11/27/98
CAP - CLASS A

ADVISOR SMALL     11/27/98
CAP - CLASS T

ADVISOR SMALL     11/27/98
CAP - CLASS B

ADVISOR SMALL     11/27/98
CAP - CLASS C

ADVISOR SMALL     11/27/98
CAP -
INSTITUTIONAL
CLASS

ADVISOR           1   1    /   27/98
STRATEGIC
OPPORTUNITIES -
CLASS A

ADVISOR           1   1    /   27/98
STRATEGIC
OPPORTUNITIES -
CLASS T

ADVISOR           1   1    /   27/98
STRATEGIC
OPPORTUNITIES -
CLASS B

ADVISOR           1   1    /   27/98
STRATEGIC
OPPORTUNITIES -
INSTITUTIONAL
CLASS

ADVISOR           1   1    /   27/98
STRATEGIC
OPPORTUNITIES -
INITIAL CLASS

ADVISOR MID       11/27/98
CAP - CLASS A

ADVISOR MID       11/27/98
CAP - CLASS T

ADVISOR MID       11/27/98
CAP - CLASS B

ADVISOR MID       11/27/98
CAP - CLASS C

ADVISOR MID       11/27/98
CAP -
INSTITUTIONAL

ADVISOR           11/27/98
RETIREMENT
GROWTH - CLASS
A

ADVISOR           11/27/98
RETIREMENT
GROWTH - CLASS
T

ADVISOR           11/27/98
RETIREMENT
GROWTH - CLASS
B

ADVISOR           11/27/98
RETIREMENT
GROWTH - CLASS
C

ADVISOR           11/27/98
RETIREMENT
GROWTH -
INSTITUTIONAL
CLASS

ADVISOR EQUITY    11/27/98
GROWTH - CLASS
A

ADVISOR EQUITY    11/27/98
GROWTH - CLASS
T

ADVISOR EQUITY    11/27/98
GROWTH - CLASS
B

ADVISOR EQUITY    11/27/98
GROWTH - CLASS
C

ADVISOR EQUITY    11/27/98
GROWTH -
INSTITUTIONAL
CLASS

ADVISOR LARGE     11/27/98
CAP - CLASS A

ADVISOR LARGE     11/27/98
CAP - CLASS T

ADVISOR LARGE     11/27/98
CAP - CLASS B

ADVISOR LARGE     11/27/98
CAP - CLASS C

ADVISOR LARGE     11/27/98
CAP -
INSTITUTIONAL
CLASS

ADVISOR           11/27/98
DIVIDEND
GROWTH - CLASS
A

ADVISOR           11/27/98
DIVIDEND
GROWTH - CLASS
T

ADVISOR           11/27/98
DIVIDEND
GROWTH - CLASS
B

ADVISOR           11/27/98
DIVIDEND
GROWTH - CLASS
C

ADVISOR           11/27/98
DIVIDEND
GROWTH -
INSTITUTIONAL
CLASS

ADVISOR           11/27/98
GROWTH
OPPORTUNITIES -
CLASS A

ADVISOR           11/27/98
GROWTH
OPPORTUNITIES -
CLASS T

ADVISOR           11/27/98
GROWTH
OPPORTUNITIES -
CLASS B

ADVISOR           11/27/98
GROWTH
OPPORTUNITIES -
CLASS C

ADVISOR           11/27/98
GROWTH
OPPORTUNITIES -
INSTITUTIONAL
CLASS

ADVISOR           11/27/98
GROWTH &
INCOME - CLASS
A

ADVISOR           11/27/98
GROWTH &
INCOME - CLASS
T

ADVISOR           11/27/98
GROWTH &
INCOME - CLASS
B

ADVISOR           11/27/98
GROWTH &
INCOME - CLASS
C

ADVISOR           11/27/98
GROWTH &
INCOME -
INSTITUTIONAL
CLASS

ADVISOR EQUITY    11/27/98
INCOME - CLASS
A

ADVISOR EQUITY    11/27/98
INCOME - CLASS
T

ADVISOR EQUITY    11/27/98
INCOME - CLASS
B

ADVISOR EQUITY    11/27/98
INCOME - CLASS
C

ADVISOR EQUITY    11/27/98
INCOME -
INSTITUTIONAL
CLASS

ADVISOR ASSET     11/27/98
ALLOCATION -
CLASS A

ADVISOR ASSET     11/27/98
ALLOCATION -
CLASS T

ADVISOR ASSET     11/27/98
ALLOCATION -
CLASS B

ADVISOR ASSET     11/27/98
ALLOCATION -
CLASS C

ADVISOR ASSET     11/27/98
ALLOCATION -
INSTITUTIONAL
CLASS

ADVISOR           11/27/98
BALANCED -
CLASS A

ADVISOR           11/27/98
BALANCED -
CLASS T

ADVISOR           11/27/98
BALANCED -
CLASS B

ADVISOR           11/27/98
BALANCED -
CLASS C

ADVISOR           11/27/98
BALANCED -
INSTITUTIONAL
CLASS

ADVISOR           12/24/98
EMERGING
MARKETS
INCOME - CLASS
A

ADVISOR           12/24/98
EMERGING
MARKETS
INCOME - CLASS
T

ADVISOR           12/24/98
EMERGING
MARKETS
INCOME - CLASS
B

ADVISOR           12/24/98
EMERGING
MARKETS
INCOME - CLASS
C

ADVISOR           12/24/98
EMERGING
MARKETS
INCOME -
INSTITUTIONAL
CLASS

ADVISOR HIGH      10/   30    /98
YIELD - CLASS A

ADVISOR HIGH      10/   30    /98
YIELD - CLASS T

ADVISOR HIGH      10/   30    /98
YIELD - CLASS B

ADVISOR HIGH      10/   30    /98
YIELD - CLASS C

ADVISOR HIGH      10/   30    /98
YIELD -
INSTITUTIONAL
CLASS

ADVISOR           12/24/98
STRATEGIC
INCOME - CLASS
A

ADVISOR           12/24/98
STRATEGIC
INCOME - CLASS
T

ADVISOR           12/24/98
STRATEGIC
INCOME - CLASS
B

ADVISOR           12/24/98
STRATEGIC
INCOME - CLASS
C

ADVISOR           12/24/98
STRATEGIC
INCOME -
INSTITUTIONAL
CLASS

       CALCULATING HISTORICAL BOND FUND RESULTS.    The following
tables show performance for each class of each fund. Class A and Class
T of     Advisor    High Yield,     Advisor    Strategic Income,
    Advisor    Mortgage Securities,     Advisor    Government
Investment,     Advisor    Municipal Income, and     Advisor
   Emerging Markets Income have a maximum front-end sales charge of 4.75% and 3.50%, respectively, which is included in the yield, tax equivalent yield, and average annual and cumulative returns. Class A
and Class T of     Advisor    Intermediate Bond and     Advisor
   Intermediate Municipal Income have a maximum front-end sales charge of 3.75% and 2.75%, respectively, which is included in the yield, tax equivalent yield, and average annual and cumulative returns. Class A
and Class T of     Advisor    Short Fixed-Income has a maximum
front-end sales charge of 1.50% which is included in the yield and average annual and cumulative returns. Class B and Class C have a maximum CDSC of 5.00% and 1.00%, respectively, which is included in the average annual and cumulative returns. Class A, Class T, Class B
and Class C of     Advisor    Emerging Markets Income,     Advisor
   High Yield,     Advisor    Strategic Income,     Advisor
   Government Investment,     Advisor    Intermediate Bond,
    Advisor    Municipal Income, and     Advisor    Intermediate
Municipal Income have a 12b-1 fee of 0.15%, 0.25%, 0.90% and 1.00%, respectively, which is included in the yield, tax-equivalent yield, and average annual and cumulative returns. Class A, Class T and Class
B of     Advisor    Mortgage Securities have a 12b-1 fee of 0.15%,
0.25% and 0.90%, respectively, which is included in the yield and average annual and cumulative returns. Class A, Class T and Class C of
    Advisor    Short Fixed-Income have a 12b-1 fee of 0.15%, 0.15% and
1.00%, respectively, which is included in the yield and average annual and cumulative returns.
       HISTORICAL BOND FUND RESULTS.    The following tables show each
class's yield, tax-equivalent yield, and return for the fiscal periods ended October 31, November 30, and December 31.
   The tax-equivalent yields for Advisor Municipal Income and Advisor Intermediate Municipal Income are based on a __% federal income tax rate. Note that each municipal fund may invest securities whose income is subject to the federal alternative minimum tax.


                                                 AVERAGE                      CUMUL
                                                 ANNUAL                       ATIVE
                                                 RETURNS                      RETURN
                                                 1                            S1

                 FISCAL        THIRTY-  TAX      ONE       FIVE     TEN       ONE       FIVE     TEN YEARS/
                 PERIOD        DAY      EQUIVA   YEAR      YEARS    YEARS/    YEAR      YEARS    LIFE OF
                 ENDED         YIELD2   LENT                        LIFE OF                      FUND*
                                        YIELD2                      FUND*

ADVISOR          12/31
EMERGING
MARKETS
INCOME - CLASS
A

ADVISOR
EMERGING
MARKETS
INCOME - CLASS
T

ADVISOR
EMERGING
MARKETS
INCOME - CLASS
B

ADVISOR
EMERGING
MARKETS
INCOME - CLASS
C

ADVISOR
EMERGING
MARKETS
INCOME -
INSTITUTIONAL

ADVISOR HIGH     10/31
YIELD - CLASS A

ADVISOR HIGH
YIELD - CLASS T

ADVISOR HIGH
YIELD - CLASS B

ADVISOR HIGH
YIELD - CLASS C

ADVISOR HIGH
YIELD -
INSTITUTIONAL

ADVISOR          12/31
STRATEGIC
INCOME - CLASS
A

ADVISOR
STRATEGIC
INCOME -
CLASS T

ADVISOR
STRATEGIC
INCOME -
CLASS B

ADVISOR
STRATEGIC
INCOME -
CLASS C

ADVISOR
STRATEGIC
INCOME -
INSTITUTIONAL

ADVISOR          10/31
GOVERNMENT
INVESTMENT -
CLASS A

ADVISOR
GOVERNMENT
INVESTMENT -
CLASS T

ADVISOR
GOVERNMENT
INVESTMENT -
CLASS B

ADVISOR
GOVERNMENT
INVESTMENT -
CLASS C

ADVISOR
GOVERNMENT
INVESTMENT -
INSTITUTIONAL

ADVISOR          10/31
MORTGAGE
SECURITIES -
CLASS A

ADVISOR
MORTGAGE
SECURITIES -
CLASS T

ADVISOR
MORTGAGE
SECURITIES -
CLASS B

ADVISOR
MORTGAGE
SECURITIES -
INSTITUTIONAL

ADVISOR
MORTGAGE
SECURITIES -
INITIAL

ADVISOR             10/31
INTERMEDIATE
BOND - CLASS A

ADVISOR
INTERMEDIATE
BOND - CLASS T

ADVISOR
INTERMEDIATE
BOND - CLASS B

                                                 AVERAGE                      CUMULAT
                                                 ANNUAL                       IVE
                                                 RETURNS                      RETURNS1
                                                 1

                 FISCAL        YIELD2   TAX      ONE       FIVE     TEN       ONE       FIVE     TEN YEARS/
                 PERIOD                 EQUIVA   YEAR      YEARS    YEARS/    YEAR      YEARS    LIFE OF
                 ENDED                  LENT                        LIFE OF                      FUND*
                                        YIELD2                      FUND*

ADVISOR
INTERMEDIATE
BOND - CLASS C

ADVISOR
INTERMEDIATE
BOND -
INSTITUTIONAL

ADVISOR SHORT    10/31
FIXED-INCOME -
CLASS A

ADVISOR SHORT
FIXED-INCOME -
CLASS T

ADVISOR SHORT
FIXED-INCOME -
CLASS C

ADVISOR SHORT
FIXED-INCOME -
INSTITUTIONAL

ADVISOR          10/31
MUNICIPAL
INCOME - CLASS
A

ADVISOR
MUNICIPAL
INCOME - CLASS
T

ADVISOR
MUNICIPAL
INCOME - CLASS
B

ADVISOR
MUNICIPAL
INCOME - CLASS
C

ADVISOR
MUNICIPAL
INCOME -
INSTITUTIONAL

ADVISOR             10/31
INTERMEDIATE
MUNICIPAL
INCOME - CLASS
A

ADVISOR
INTERMEDIATE
MUNICIPAL
INCOME - CLASS
T

ADVISOR
INTERMEDIATE
MUNICIPAL
INCOME - CLASS
B

ADVISOR
INTERMEDIATE
MUNICIPAL
INCOME - CLASS
C

ADVISOR
INTERMEDIATE
MUNICIPAL
INCOME -
INSTITUTIONAL


* Life of fund figures are from commencement of operations (March 10, 1994 for Advisor Emerging Markets Income and October 31, 1994 for Advisor Strategic Income) through each fund's fiscal periods ended
199   8    .
1 Average annual and cumulative returns for Class A include the effect of paying Class A's maximum front-end sales charge of 4.75% for Bond Funds, 3.75% for Intermediate-Term Bond Funds, and 1.50% for the Short-Term Bond Fund.
 Average annual and cumulative returns for Class T include the effect of paying Class T's maximum front-end sales charge of 3.50% for Bond Funds; 2.75% for Intermediate-Term Bond Funds; and 1.50% for the Short-Term Bond Fund.
 Average annual and cumulative returns for Class B include the effect of paying Class B's CDSC upon redemption based on the following schedule: for Bond Funds for periods less than one year, 5%; one year to less than two years, 4%; two years to less than four years, 3%; four years to less than five years, 2%; five years to less than six years, 1%; six years or greater, 0%; for Intermediate-Term Bond Funds for periods less than one year, 3%; one year to less than two years, 2%; two years to less than three years, 1%; three years or greater, 0%.
 Average annual and cumulative returns for Class C include the effect of paying Class C's CDSC of 1% for shares redeemed within one year of purchase.
 Initial offering of Class A for each fund (except Advisor Mortgage Securities) took place on September 3, 1996. Class A returns prior to September 3, 1996 (except for Advisor Intermediate Bond and Advisor Intermediate Municipal Income) are those of Class T which reflect a 12b-1 fee of 0.25% for Bond funds and 0.15% for the Short-Term Bond Fund. If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 for the Bond Funds would have been higher. For Advisor Intermediate Bond and Advisor Intermediate Municipal Income returns from September 3, 1996 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Class A returns prior to September 10, 1992 are those of Institutional Class, which has no 12b-1 fee. If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 through September 10, 1992 would have been higher and returns prior to September 10, 1992 would have been lower.
 Initial offering of Class A, Class T, and Class B of Advisor Mortgage Securities took place on March 3, 1997. Class A, Class T, and Class B returns prior to March 3, 1997 are those of Initial Class which has no 12b-1 fee. If Class A's, Class T's, and Class B's respective 12b-1 fees had been reflected, returns prior to March 3, 1997 would have been lower.
 Initial offering of Class T of Advisor Intermediate Bond and Advisor Intermediate Municipal Income took place on September 10, 1992. Class T returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class T's 12b-1 fee had been reflected, returns prior to September 10, 1992 would have been lower.
 Initial offering of Class B of Advisor Intermediate Bond and Advisor Intermediate Municipal Income took place on June 30, 1994. Class B returns prior to June 30, 1994 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Class B returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class B's 12b-1 fee had been reflected, returns prior to June 30, 1994 would have been lower.
 Initial offering of Class B of Advisor High Yield, Advisor Government Investment, Advisor Municipal Income, and Advisor Emerging Markets Income took place on June 30, 1994. Class B returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class B's 12b-1 fee had been reflected, returns prior to June 30, 1994 would have been lower.
 Class C of each fund (except Advisor Mortgage Securities) commenced operations on November 3, 1997.
 Class C returns for Advisor Strategic Income prior to November 3, 1997 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1, 1996). If Class C's 12b-1 fee had been reflected, returns prior to November 3, 1997 through January 1, 1996 would have been lower.
 Class C returns for Advisor High Yield, Advisor Government Investment, and Advisor Municipal Income prior to November 3, 1997 through June 30, 1994 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1, 1996). Class C returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class C's 12b-1 fee had been reflected, returns prior to November 3, 1997 through January 1, 1996 and prior to June 30, 1994 would have been lower.
 Class C returns for Advisor Emerging Markets Income prior to November 3, 1997 through June 30, 1994 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1, 1996). Class C returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class C's 12b-1 fee had been reflected, returns prior to November 3, 1997 through December 31, 1995 and prior to June 30, 1994 would have been lower.
 Class C returns for Advisor Short Fixed-Income prior to November 3, 1997 are those of Class T which reflect a 12b-1 fee of 0.15%. If Class C's 12b-1 fee had been reflected, returns would have been lower.
 Class C returns for Advisor Intermediate Bond and Advisor Intermediate Municipal Income prior to November 3, 1997 through June 30, 1994 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1, 1996). Class C returns prior to June 30, 1994 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class C's 12b-1 fee had been reflected, returns prior to November 3, 1997 through January 1, 1996 and prior to June 30, 1994 would have been lower.
 Initial offering of Institutional Class of Advisor High Yield, Advisor Strategic Income, Advisor Government Investment, Advisor Short Fixed-Income, Advisor Municipal Income, and Advisor Emerging Markets Income took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.25% for Advisor High Yield, Advisor Strategic Income, Advisor Government Investment, Advisor Emerging Markets Income, and Advisor Municipal Income; and 0.15% for Advisor Short Fixed-Income. If Class T's 12b-1 fee had not been reflected, returns prior to July 3, 1995 for Institutional Class would have been higher.
 Initial offering of Institutional Class of Advisor Mortgage Securities took place on March 3, 1997. Institutional Class returns prior to March 3, 1997 are those of Initial Class which has no 12b-1 fee.
2 Yields and tax-equivalent yields shown for Class A shares include the effect of the applicable Class A front-end sales charge and 12b-1 fee. Yields and tax-equivalent yields shown for Class T shares include the effect of the applicable Class T front-end sales charge and 12b-1 fee. Yields and tax-equivalent yields shown for Class B and Class C include the effect of the applicable Class B or Class C 12b-1 fee, but not the CDSC.
[Note: If FMR had not reimbursed certain class expenses during these periods, [______________]'s returns would have been lower.]
[Note: If FMR had not reimbursed certain class expenses during these periods, [_______________]'s yield [and tax equivalent yield] would have been ___% [and __%, respectively].]
CALCULATING HISTORICAL EQUITY FUND RESULTS. The following tables
sho   w performance for each class of each fund. Class A and Class T have a maximum front-end sales charge of 5.75% and 3.50%, respectively, which is included in the yield, if applicable, and average annual and cumulative returns. Class B and Class C have a maximum CDSC of 5.00% and 1.00%, respectively, which is included in the average annual and cumulative returns. Class A, Class T, Class B and Class C have a 12b-1 fee of 0.25%, 0.50%, 1.00%, and 1.00%, respectively, which is included in the yield, if applicable, and average annual and cumulative returns.
HISTORICAL EQUITY FUND RESULTS. The f   ollo    wing table shows each
class's return for the fiscal periods ended October 31, November 30 and December 31, as applicable.

                                                        CUMULAT
                         AVERAGE                        IVE
                         ANNUAL                         RETURNS1
                         RETURNS1

                FISCAL   ONE       FIVE     TEN         ONE       FIVE YEARS  TEN
                YEAR     YEAR      YEARS    YEARS/LIFE  YEAR                  YEARS/LIFE OF
                ENDED                       OF FUND+                          FUND+



ADVISOR         10/31    N/A       N/A      N/A         N/A       N/A          %
INTERNATIONA
L CAPITAL
APPRECIATIO
N - CLASS
A

ADVISOR                  N/A       N/A      N/A         N/A       N/A          %
INTERNATIONA
L CAPITAL
APPRECIATIO
N - CLASS T

ADVISOR                  N/A       N/A      N/A         N/A       N/A          %
INTERNATIONA
L CAPITAL
APPRECIATIO
N - CLASS B

ADVISOR                  N/A       N/A      N/A         N/A       N/A          %
INTERNATIONA
L CAPITAL
APPRECIATIO
N - CLASS C

ADVISOR                  N/A       N/A      N/A         N/A       N/A          %
INTERNATIONA
L CAPITAL
APPRECIATIO
N -
 INSTITU
TIONAL
CLASS

ADVISOR         10/31     %         %        %           %         %           %
OVERSEAS -
CLASS A

ADVISOR                   %         %        %           %         %           %
OVERSEAS -
CLASS T

ADVISOR                   %         %        %           %         %           %
OVERSEAS -
CLASS B

ADVISOR                   %         %        %           %         %           %
OVERSEAS -
CLASS C

ADVISOR                   %         %        %           %         %           %
OVERSEAS -
INSTITUTIONA
L CLASS

ADVISOR         11/30     %        N/A       %           %        N/A          %
TECHNOQUA
NT GROWTH
- CLASS A

ADVISOR                   %        N/A       %           %        N/A          %
TECHNOQUA
NT GROWTH-
CLASS T

ADVISOR                   %        N/A       %           %        N/A          %
TECHNOQUA
NT GROWTH
- CLASS B

ADVISOR                   %        N/A       %           %        N/A          %
TECHNOQUA
NT GROWTH
- CLASS C

ADVISOR                   %        N/A       %           %        N/A          %
TECHNOQUA
NT GROWTH
-
INSTITUTIONAL
CLASS

ADVISOR         11/30    N/A       N/A      N/A         N/A       N/A          %
SMALL CAP
- CLASS A

ADVISOR                  N/A       N/A      N/A         N/A       N/A          %
SMALL CAP
- CLASS T

ADVISOR                  N/A       N/A      N/A         N/A       N/A          %
SMALL CAP
- CLASS B

ADVISOR                  N/A       N/A      N/A         N/A       N/A          %
SMALL CAP
- CLASS C

ADVISOR                  N/A       N/A      N/A         N/A       N/A          %
SMALL CAP
-
INSTITUTIONAL
CLASS

ADVISOR         11/30     %         %        %           %         %           %
STRATEGIC
OPPORTUNIT
IES - CLASS
A

ADVISOR                   %         %        %           %         %           %
STRATEGIC
OPPORTUNIT
IES - CLASS
T

ADVISOR                   %         %        %           %         %           %
STRATEGIC
OPPORTUNIT
IES - CLASS
B

ADVISOR                   %         %        %           %         %           %
STRATEGIC
OPPORTUNIT
IES -
 INSTITU
TIONAL
CLASS

ADVISOR                   %         %        %           %         %           %
STRATEGIC
OPPORTUNIT
IES -
 INITIAL
CLASS

ADVISOR         11/30     %        N/A       %           %        N/A          %
MID CAP -
CLASS A

ADVISOR                   %        N/A       %           %        N/A          %
MID CAP -
CLASS T

ADVISOR                   %        N/A       %           %        N/A          %
MID CAP -
CLASS B

ADVISOR                   %        N/A       %           %        N/A          %
MID CAP -
CLASS C

ADVISOR                   %        N/A       %           %        N/A          %
MID CAP -
INSTITUTIONA
L CLASS

ADVISOR         11/30     %         %        %           %         %           %
EQUITY
GROWTH -
CLASS A

ADVISOR                   %         %        %           %         %           %
EQUITY
GROWTH -
CLASS T

ADVISOR                   %         %        %           %         %           %
EQUITY
GROWTH -
CLASS B

ADVISOR                   %         %        %           %         %           %
EQUITY
GROWTH -
CLASS C

ADVISOR                   %         %        %           %         %           %
EQUITY
GROWTH -
 INSTITU
TIONAL
CLASS



                       AVERAGE                        CUMULAT
                       ANNUAL                         IVE
                       RETURNS1                       RETURNS1

              FISCAL   ONE       FIVE     TEN         ONE       FIVE YEARS  TEN
              YEAR     YEAR      YEARS    YEARS/LIFE  YEAR                  YEARS/LIFE OF
              ENDED                       OF FUND+                          FUND+

ADVISOR       11/30     %        N/A       %           %        N/A          %
LARGE CAP
- CLASS A

ADVISOR                 %        N/A       %           %        N/A          %
LARGE CAP
- CLASS T

ADVISOR                 %        N/A       %           %        N/A          %
LARGE CAP
- CLASS B

ADVISOR                 %        N/A       %           %        N/A          %
LARGE CAP
- CLASS C

ADVISOR                 %        N/A       %           %        N/A          %
LARGE CAP
-
INSTITUTIONA
L CLASS

ADVISOR       11/30     %         %        %           %         %           %
GROWTH
OPPORTUNITI
ES - CLASS
A

ADVISOR                 %         %        %           %         %           %
GROWTH
OPPORTUNITI
ES - CLASS
T

ADVISOR                 %         %        %           %         %           %
GROWTH
OPPORTUNITI
ES - CLASS
B

ADVISOR                 %         %        %           %         %           %
GROWTH
OPPORTUNITI
ES - CLASS
C

ADVISOR                 %         %        %           %         %           %
GROWTH
OPPORTUNITI
ES -
 INSTITUT
IONAL CLASS

ADVISOR       11/30     %        N/A      N/A         N/A       N/A          %
GROWTH &
INCOME -
CLASS A

ADVISOR                 %        N/A      N/A         N/A       N/A          %
GROWTH &
INCOME -
CLASS T

ADVISOR                 %        N/A      N/A         N/A       N/A          %
GROWTH &
INCOME -
CLASS B

ADVISOR                 %        N/A      N/A         N/A       N/A          %
GROWTH &
INCOME -
CLASS C

ADVISOR                 %        N/A      N/A         N/A       N/A          %
GROWTH &
INCOME -
 INSTITU
TIONAL
CLASS

ADVISOR       11/30     %         %        %           %                     %
EQUITY                                                          %
INCOME -
CLASS A

ADVISOR                 %         %        %           %                     %
EQUITY                                                          %
INCOME -
CLASS T

ADVISOR                 %         %        %           %           %         %
EQUITY
INCOME -
CLASS B

ADVISOR                 %         %        %           %         %           %
EQUITY
INCOME -
CLASS C

ADVISOR                 %         %        %           %         %           %
EQUITY
INCOME -
INSTITUTIONA
L CLASS

ADVISOR       11/30     %         %        %           %         %           %
BALANCED -
CLASS A

ADVISOR                 %         %        %           %         %           %
BALANCED -
CLASS T

ADVISOR                 %         %        %           %         %           %
BALANCED -
CLASS B

ADVISOR                 %         %        %           %         %           %
BALANCED -
CLASS C

ADVISOR                 %         %        %           %         %           %
BALANCED -
INSTITUTIONA
L CLASS


   + Life of fund figures are from commencement of operations (November 3, 1997 for Advisor International Capital Appreciation; April 23, 1990 for Advisor Overseas; December 31, 1996 for Advisor TechnoQuant Growth; September 9, 1998 for Advisor Small Cap; February 20, 1996 for Advisor Mid Cap and Advisor Large Cap; and December 31, 1996 for Advisor Growth & Income) through the fiscal periods ended 1998.
1 Average an   nual and     cumulative returns for Class A shares
include the effect of paying Class A's maximum applicable front-end sales charge of 5.75% for Equity Funds.
 Aver   age ann    ual and cumulative returns for Class T shares
include the effect of paying Class T's maximum applicable front-end sales charge of 3.50% for Equity Funds.
 Aver   age annu    al and cumulative returns for Class B shares
include the effect of paying Class B's CDSC upon redemption based on the following schedule: for Equity Funds for periods less than one year, 5%; one year to less than two years, 4%; two years to less than four years, 3%; four years to less than five years, 2%; five years to less than six years, 1%; six years or greater, 0%.
 Avera   ge annua    l and cumulative returns for Class C shares
include the effect of paying Class C's CDSC of 1% for shares redeemed within one year of purchase.
 Initial offering of Class A for each fund (except Advisor International Capital Appreciation, Advisor TechnoQuant Growth, Advisor Small Cap and Advisor Growth & Income) took place on September 3, 1996. Class A returns prior to September 3, 1996 (except for Advisor Equity Growth and Advisor Equity Income) are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 would have been higher. For Advisor Equity Growth and Advisor Equity Income, Class A returns from September 3, 1996 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). Class A returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 through September 10, 1992 would have been higher
and retur   ns prior     to September 10, 1992 would have been lower.
 Initial offering of Class T of Advisor Equity Growth and Advisor Equity Income took place on September 10, 1992. Class T returns prior to September 10, 1992 are those of Institutional Class which has no
12b-1 fee. If Class T's 12b-1 fee had been reflected, r   eturns
prior to September 10, 1992 would have been lower.
 Initial offering of Class B of Advisor Equity Growth took place on December 31, 1996. Class B returns prior to December 31, 1996 through September 10, 1992 are those of Class T which reflect a 12b-1 of fee of 0.50% (0.65% prior to January 1, 1996). Class B returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class B's 12b-1 fee had been reflected, returns prior to December 31, 1996 would have been lower.
 Initial offering of Class B of Advisor Balanced took place on December 31, 1996. Class B returns prior to December 31, 1996 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class B's 12b-1 fee had been reflected, returns
prior to December    31, 1    996 would have been lower.
 Initial offering of Class B of Advisor Growth Opportunities took place on March 3, 1997. Class B returns prior to March 3, 1997 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class B's 12b-1 fee had been reflected,
retu   rns prior t    o March 3, 1997 would have been lower.
 Initial offering of Class B of Advisor Equity Income took place on June 30, 1994. Class B returns prior to June 30, 1994 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.65%. Class B returns prior to September 10, 1992 are those of
Institutional Class which has no 12b-1 fee. If Class B's 12b   -    1
fee had been reflected, returns prior to June 30, 1994 would have been lower.
 Initial offering of Class B of Advisor Strategic Opportunities took place on June 30, 1994. Class B returns prior to June 30, 1994 are
those of Class T which reflect a 12b   -1 fee     of 0.65%. If Class
B's 12b-1 fee had been reflected, returns prior to June 30, 1994 would have been lower.
 Initial offering of Class B of Advisor Overseas took place on July 3, 1995. Class B returns prior to July 3, 1995, are those of Class T which reflect a 12b-1 fee of 0.65%. If Class B's 12b-1 fee had been
reflect   e    d, returns prior to July 3, 1995 would have been lower.
Prior to December 1, 1992, Advisor Overseas operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.
 Initial Offering of Class C of Advisor TechnoQuant Growth, Advisor Mid Cap, Advisor Large Cap, and Advisor Growth & Income took place on November 3, 1997. Class C returns prior to November 3, 1997 are those of Class B which reflect a 12b-1 fee of 1.00%.
 Initial offering of Class C of Advisor Equity Growth took place on November 3, 1997. Class C returns prior to November 3, 1997 through December 31, 1996 are those of Class B which reflect a 12b-1 fee of 1.00%. Class C returns prior to December 31, 1996 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). Class C returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class C's 12b-1 fee had been reflected, returns prior to
De   cembe    r 31, 1996 would have been lower.
 Initial Offering of Class C of Advisor Growth Opportunities took place on November 3, 1997. Class C returns prior to November 3, 1997 through March 3, 1997 are those of Class B which reflect a 12b-1 fee of 1.00%. Class C returns prior to March 3, 1997 are those of Class T which reflect a 12b-1 fee of 0.50 (0.65% prior to January 1, 1996). If
Class C's 12b-1 fee had been reflected, returns prior    to Ma    rch
3, 1997 would have been lower.
 Initial Offering of Class C of Advisor Balanced took place on November 3, 1997. Class C returns prior to November 3, 1997 through December 31, 1996 are those of Class B which reflect a 12b-1 fee of 1.00%. Class C returns prior to December 31, 1996 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class C's 12b-1 fee had been reflected, returns prior to December 31, 1996 would have been lower.
 Initial Offering of Class C of Advisor Equity Income took place on November 3, 1997. Class C returns prior to November 3, 1997 through June 30, 1994 are those of Class B which reflect a 12b-1 fee of 1.00%. Class C returns prior to June 30, 1994 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.65%. Class C returns prior to September 10, 1992 are those of Institutional Class which has
no 12b-1 fee. If Cla   ss C    's 12b-1 fee had been reflected,
returns prior to June 30, 1994 would have been lower.
 Initial Offering of Class C of Advisor Overseas took place on November 3, 1997. Class C returns prior to November 3, 1997 through July 3, 1995 are those of Class B which reflect a 12b-1 fee of 1.00%. Class C returns prior to July 3, 1995 are those of Class T which
reflect a 12b-1    fee of     0.65%. If Class C's 12b-1 fee had been
reflected, returns prior to July 3, 1995 would have been lower.
 Prior to December 1, 1992, Advisor Overseas operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.
 Initial offering of Institutional Class of Advisor Growth Opportunities, Advisor Balanced, and Advisor Overseas took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are
those of Class T which reflect a 12   b-1 fee of 0.    65%. Returns
for Institutional Class prior to July 3, 1995 would have been higher if Class T's 12b-1 fee had not been reflected.
 Initial offering of Institutional Class of Advisor Strategic Opportunities took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Initial Class which has no 12b1-fee.
[Note: If FMR had not reimbursed certain class expenses during these periods, [Name(s) of Class(es) in Reimbursement]'s returns would have been lower.]
The following tables show the income and capital elements of each class's cumulative return. The tables compare each class's return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each class. The S&P 500 and DJIA comparisons are provided to show how each class's return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each of Advisor Emerging Markets
I   ncome, Advisor High Yield, Advisor Strategic Income, Advisor
Government Investment, Advisor Mortgage Securities, Advisor Intermediate Bond, Advisor Short Fixed-Income, Advisor Municipal Income, and Advisor Intermediate Municipal Income invests in
fixed-income     securities, common stocks represent a different type
of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income
investments such as the funds. Each of Advisor Latin America   ,
Advisor Japan, Advisor Europe Capital Appreciation, Advisor International Capital Appreciation, Advisor Overseas, Advisor Diversified International, Advisor Global Equity, Advisor TechnoQuant Growth, Advisor Small Cap, Advisor Strategic Opportunities, Advisor Mid Cap, Advisor Retirement Growth, Advisor Equity Growth, Advisor Large Cap, Advisor Dividend Growth, Advisor Growth Opportunities, Advisor Growth & Income, Advisor Equity Income, Advisor Asset
Allocation, and Advisor Balanced has the ability to inv    est in
securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each class's returns, do not include the effect of brokerage commissions or other costs of investing.
The following tables show the growth in value of a hypothetical $10,000 investment in each class of each fund during the past 10
fiscal years ended 1998 or life of each fund,    as appl    icable,
assuming all distributions were reinvested. Returns are based on past
results and are not an indi   cation of future performance. Tax
consequences of different investments (with the exception of foreign
tax withholdings) have not been f    actored into the figures below.
D   uring the period from November 3, 1997 (commencement of
operations) to October 31, 1998, a hypothetical $10,000 investment in Class A of Advisor International Capital Appreciation would have grown to $______, including the effect of Class A's maximum sales
cha    rge.

ADVI                                                      INDEXES
SOR
INTE
RNAT
IONA
L
CAPI
TAL
APPR
ECIA
TION
-
CLAS
S A

PERIOD   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P 500  DJIA  COST OF
ENDED    INITIAL     REINVESTED     REINVESTED     VALUE                 LIVING**
         $10,000     DIVIDEND       CAPITAL GAIN
         INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS







199      $           $              $              $      $        $     $
8*


* Fro   m November 3, 1997 (commencement of operations).
   ** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor International Capital Appreciation on November 3, 1997, assuming the maximum sales charge had been in effect, the net amount invested in Class A shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for
di    vidends and $_____ for capital gain distributions.
   During the period from November 3, 1997 (commencement of operations) to October 31, 1998, a hypothetical $10,000 investment in Class T of Advisor International Capital Appreciation would have grown to $______, including the effect of Class T's maximum sales charge.

ADVI                                                      INDEXES
SO
R
IN
TE
R
N
AT
IO
N
A
L
C
AP
IT
A
L
AP
PR
E
CI
AT
IO
N
-
C
L
AS
S
T

PERIOD   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P 500  DJIA  COST OF
ENDED    INITIAL     REINVESTED     REINVESTED     VALUE                 LIVING**
         $10,000     DIVIDEND       CAPITAL GAIN
         INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS







199      $           $              $              $      $        $     $
8*


   * From November 3, 1997 (commencement of operations).
   ** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor International Capital Appreciation on November 3, 1997, assuming the maximum sales charge had been in effect, the net amount invested in Class T shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $_____ for capital gain distributions.
During the    per    iod from November 3, 1997 (commencement of
operations) to October 31, 1998, a hypothetical $10,000 investment in
Class B of A   dvisor International Capital Appreciation would have
grown to $______, including the effect of Class B's maximum CDSC.


ADVI                                                      INDEXES
SOR
INTE
RNAT
IONA
L
CAPI
TAL
APPR
ECIA
TION
-
CLAS
S B

PERIOD   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P 500  DJIA  COST OF
ENDED    INITIAL     REINVESTED     REINVESTED     VALUE                 LIVING**
         $10,000     DIVIDEND       CAPITAL GAIN
         INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS







199      $           $              $              $      $        $     $
8*


* From Nove   mber 3, 1997 (commencement of operations).
   ** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor International Capital Appreciation on November 3, 1997, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $_____ for capital gain distributions.
During the period from N   ovember 3, 1997 (commencement of
operations) to October 31, 1998, a hypothetical $10,000 investment in Class C of Advisor International Capital Appreciation would have grown to $______, including the effect of Class C's maximum CDSC.


ADVI                                                      INDEXES
SOR
INTE
RNAT
IONA
L
CAPI
TAL
APPR
ECIA
TION
-
CLAS
S C

PERIOD   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P 500  DJIA  COST OF
ENDED    INITIAL     REINVESTED     REINVESTED     VALUE                 LIVING**
         $10,000     DIVIDEND       CAPITAL GAIN
         INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS







199      $           $              $              $      $        $     $
8*


* From    November 3, 1997 (commencement of operations).
   ** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Class C of Advisor International Capital Appreciation on November 3, 1997, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $_____ for capital gain distributions.
   During the period from November 3, 1997 (commencement of operations) to October 31, 1998, a hypothetical $10,000 investment in
Institutional Class     of Advisor International Capital Appreciation
would have grown to $______.



ADVISOR INTERNATIONAL CAPITAL APPRECIATION -              INDEXES
INSTITUTIONAL CLASS
PERIOD   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P 500  DJIA  COST OF
ENDED    INITIAL     REINVESTED     REINVESTED     VALUE                 LIVING**
         $10,000     DIVIDEND       CAPITAL GAIN
         INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS







199      $           $              $              $      $        $     $
8*


* From    November 3, 1997 (commencement of operations).
   ** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor International Capital Appreciation on November 3, 1997, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $_____ for capital
gain distributi    ons.
During the period f   rom April 23, 1990 (commencement of operations
of the fund) to October 31, 1998, a hypothetical $10,000 investment in
Class A of A    dvisor Overseas would have grown to $_____, including
the effect of Class A's maximum sales charge.


ADVISOR OVERSEAS - CLASS A                                INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
OCTOB    INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31







1998      $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1
9
9
0
*


* From April 23, 1990 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor Overseas on April 23, 1990, assuming the maximum sales charge had been in effect, the net amount invested in Class A shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were
reinvested) amou   nted to $_    _____. If distributions had not been
reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would
have amounted to $   ___    _ for dividends and $____ for capital gain
distributions. Initial offering of Class A of Overseas took place on September 3, 1996. Class A returns prior to September 3, 1996 are those of Class T, which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 would have been higher. Prior to December 1, 1992, Advisor Overseas operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.
During the period from April 23, 1990 (commencement of operations of the fund) to October 31, 1998, a hypothetical $10,000 investment in
Class T of Adviso   r O    verseas would have grown to $____,
including the effect of Class T's maximum sales charge.


ADVISOR OVERSEAS - CLASS T                                INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
OCTOB    INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31







1998      $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1
9
9
0
*


* From April 23, 1990 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor Overseas on April 23, 1990, assuming the maximum sales charge had been in effect, the net amount invested in Class T shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were
reinve   sted)     amounted to $_____. If distributions had not been
reinvested, the amount of distributions earned from    the c    lass
over time would have been smaller, and cash payments for the period
would have amounted to $___ for dividends and    $___ f    or capital
gain distributions. Prior to December 1, 1992, Advisor Overseas operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.
During the period from April 23, 1990 (commencement of operations of
the fund) to October 31, 1998, a hypothetical $10,000 investm   ent
i    n Class B of Advisor Overseas would have grown to $_______, including the effect of Class B's maximum CDSC.


ADVISOR OVERSEAS - CLASS B                                INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
OCTOB    INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31





1998      $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990*


* From April 23, 1990 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor Overseas on April 23, 1990, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $______. If distributi   ons
ha    d not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the
period wo   uld     have amounted to $____ for dividends and $____ for
capital gain distributions. Initial offering of Advisor Class B of Advisor Overseas took place on July 3, 1995. Class B returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.65%. If Class B's 12b-1 fee had been reflected, returns prior to July 3, 1995 would have been lower. Prior to December 1, 1992, Advisor Overseas operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.
During the period from April 23, 1990 (commencement of operations of the fund) to October 31, 1998 a hypothetical $10,000 investment in
Class C of Advisor O   verseas     would have grown to $_____,
including the effect of Class C's maximum CDSC.


ADVISOR OVERSEAS - CLASS C                                INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
OCTOB    INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31





1998      $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1
9
9
0
*


* From April 23, 1990 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class C of Advisor Overseas on April 23, 1990, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they w   ere r    einvested) amounted to $_________. If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amo   unted     to $____ for
dividends and $_____ for capital gain distributions. Initial offering of Class C of Advisor Overseas took place on November 3, 1997. Class C returns prior to November 3, 1997 through July 3, 1995 are those of Class B which reflect a 12b-1 fee of 1.00%. Class C returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.65%. If Class C's 12b-1 fee had been reflected, returns prior to July 3, 1995 would have been lower. Prior to December 1, 1992, Advisor Overseas operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.
During the period from April 23, 1990 (commencement of operations of the fund) to October 31, 1998, a hypothetical $10,000 investment in
I   n    stitutional Class of Advisor Overseas would have grown to
$_________.


ADVISOR OVERSEAS - INSTITUTIONAL CLASS                    INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
OCTOB    INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31





1998      $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1
9
9
0
*


* From April 23, 1990 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor Overseas on April 23, 1990, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted
to $___   _____. If     distributions had not been reinvested, the
amount of distributions earned from the class over time would have
been smaller, and cash payments for the pe   riod     would have
amounted to $_____ for dividends and $____ for capital gain distributions. Initial offering of Institutional Class of Advisor Overseas took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.65%. Returns for Institutional Class prior to July 3, 1995 would have been higher if Class T's 12b-1 fee had not been reflected. Prior to December 1, 1992, Advisor Overseas operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.
During the period from December 31, 1996 (commencement of operations of the fund) to November 30, 1998, a hypothetical $10,000 investment
in Class A of Advisor TechnoQu   ant G    rowth would have grown to
$_______, including the effect of Class A's maximum sales charge.


ADVISOR TECHNOQUANT GROWTH - CLASS A                      INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997*


* From December 31, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor TechnoQuant Growth on December 31, 1996, assuming the maximum sales charge had been in effect, the net amount invested in Class A shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested)    am    ounted to $_____. If distributions
had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the
period would have amounted to $___    for d    ividends and $___ for
capital gain distributions.
During the period from December 31, 1996 (commencement of operations of the fund) to November 30, 1998, a hypothetical $10,000 investment
in Class T o   f A    dvisor TechnoQuant Growth would have grown to
$_______, including the effect of Class T's maximum sales charge.


ADVISOR TECHNOQUANT GROWTH - CLASS T                      INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997*


* From December 31, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor TechnoQuant Growth on December 31, 1996, assuming the maximum sales charge had been in effect, the net amount invested in Class T shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinveste   d) am    ounted to $______. If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for
d   ividen    ds and $______ for capital gain distributions.
During the period from December 31, 1996 (commencement of operations of the fund) to November 30, 1998, a hypothetical $10,000 investment
in Class B of Advisor T   echno    Quant Growth would have grown to
$________, including the effect of Class B's maximum CDSC.


ADVISOR TECHNOQUANT GROWTH - CLASS B                      INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997*                                               $           $


* From December 31, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor TechnoQuant Growth on December 31, 1996, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their
cash value at the time they were reinvested) amounted to $________   .
If distri    butions had not been reinvested, the amount of
distributions earned from the class over time would have been smaller,
and cash payments fo   r the     period would have amounted to
$_______ for dividends and $______ for capital gain distributions. During the period from December 31, 1996 (commencement of operations of the fund) to November 30, 1998, a hypothetical $10,000 investment
in Class C of Advisor TechnoQuant Growth    would     have grown to
$_______, including the effect of Class C's maximum CDSC.


ADVISOR TECHNOQUANT GROWTH - CLASS C                      INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997*


* From December 31, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class C of Advisor TechnoQuant Growth on December 31, 1996, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their
cash value at the time they were    reinve    sted) amounted to
$______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller,
and cash payments for the period would have amounted to $____ fo   r
div    idends and $____ for capital gain distributions. Initial
offering of Class C of Advisor TechnoQuant Growth took place on November 3, 1997. Class C returns prior to November 3, 1997 are those of Class B which reflect a 12b-1 fee of 1.00%
During the period from December 31, 1996 (commencement of operations of the fund) to November 30, 1998, a hypothetical $10,000 investment
in Institutional    Class o    f Advisor TechnoQuant Growth would have
grown to $_______.


ADVISOR TECHNOQUANT GROWTH - INSTITUTIONAL CLASS          INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997*


* From December 31, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor TechnoQuant Growth on December 31, 1996, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $______   __. If di    stributions
had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the
period    woul    d have amounted to $___ for dividends and $____ for
capital gain distributions.
During the period f   rom September 9, 1998 (commencement of
operations of the fund) to November 30, 1998, a hypothetical $10,000 investment in Class A of Advisor Small Cap would have grown to $_______, including the effect of Class A's maximum sales charge.


ADVISOR SMALL CAP - CLASS A                               INDEXES
PERIOD   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
ENDED    INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
NOVE     $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
MBER     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
30







1998*     $           $              $              $      $    $     $


* From Sept   ember 9, 1998 (commencement of operations).
   ** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor Small Cap on September 9, 1998, assuming the maximum sales charge had been in effect, the net amount invested in Class A shares was $______. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $________. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $____ for capital gain distributions.
   During the period from September 9, 1998 (commencement of operations of the fund) to November 30, 1998, a hypothetical $10,000 investment in Class T of Advisor Small Cap would have grown to $_______, including the effect of Class T's maximum sales charge.


ADVISOR SMALL CAP - CLASS T                               INDEXES
PERIOD   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
ENDED    INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
NOVE     $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
MBER     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
30







1998*     $           $              $              $      $    $     $


   * From September 9, 1998 (commencement of operations).
   ** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor Small Cap on September 9, 1998, assuming the maximum sales charge had been in effect, the net amount invested in Class T shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $________. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $____ for capital gain distributions.
Durin   g the period from September 9, 1998 (commencement of
operations of the fund) to November 30, 1998, a hypothetical $10,000 investment in Class B of Advisor Small Cap would have grown to $_______, including the effect of Class B's maximum CDSC.


ADVISOR SMALL CAP - CLASS B                               INDEXES
PERIOD   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
ENDED    INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
NOVE     $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
MBER     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
30







1998*     $           $              $              $      $    $     $


   * From September 9, 1998 (commencement of operations).
** From month-end    closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor Small Cap on September 9, 1998, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $________. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $____ for capital gain distributions.
   During the period from September 9, 1998 (commencement of operations of the fund) to November 30, 1998, a hypothetical $10,000
investment in Cla    ss C of Advisor Small Cap would have grown to
$_______, including the effect of Class C's maximum CDSC.


ADVISOR SMALL CAP - CLASS C                               INDEXES
PERIOD   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
ENDED    INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
NOVE     $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
MBER     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
30







1998*     $           $              $              $      $    $     $


* From September 9,    1998 (commencement of operations).
   ** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Class C of Advisor Small Cap on September 9, 1998, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $________. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $____ for capital gain distributions.
   During the period from September 9, 1998 (commencement of operations of the fund) to November 30, 1998, a hypothetical $10,000
investment in Institutio    nal Class of Advisor Small Cap would have
grown to $_______.


ADVISOR SMALL CAP - INSTITUTIONAL CLASS                   INDEXES
PERIOD   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
ENDED    INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
NOVE     $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
MBER     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
30







1998*     $           $              $              $      $    $     $


* From Septembe   r 9, 1998 (commencement of operations).
   ** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor Small Cap on September 9, 1998, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $________. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller,
and cash payments for t    he period would have amounted to $___ for
dividends and $____ for capital gain distributions.
During the 10-year period ended November 30, 1998, a hypothetical $10,000 investment in Class A of Advisor Strategic Opportunities would
have    grown     to $________, including the effect of Class A's
maximum sales charge.


ADVISOR STRATEGIC OPPORTUNITIES - CLASS A                 INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997                                                 1

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor Strategic Opportunities on December 1, 1988, assuming the maximum sales charge had been in effect, the net amount invested in Class A shares was $______. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) a   mounte    d to $________. If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_______ for dividends
and $_   _____    _ for capital gain distributions. Initial offering
of Class A of Advisor Strategic Opportunities took place on September 3, 1996. Class A returns prior to September 3, 1996 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 would have been higher.
During the 10-year period ended November 30, 1998, a hypothetical $10,000 investment in Class T of Advisor Strategic Opportunities would
have grown to $   ____    _____, including the effect of Class T's
maximum sales charge.


ADVISOR STRATEGIC OPPORTUNITIES - CLASS T                 INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $     $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor Strategic Opportunities on December 1, 1988, assuming the maximum sales charge had been in effect, the net amount invested in Class T shares was $______. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) am   ounted t    o $________. If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______for dividends
and $_   _____ fo    r capital gain distributions.
During the 10-year period ended November 30, 1998, a hypothetical $10,000 investment in Class B of Advisor Strategic Opportunities would
have gro   wn to     $________, including the effect of Class B's
maximum CDSC.


ADVISOR STRATEGIC OPPORTUNITIES - CLASS B                 INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $     $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor Strategic Opportunities on December 1, 1988, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their
cash value at the time they were re   inve    sted) amounted to
$_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller,
and cash payments for the period would have amounte   d to
$__    _____ for dividends and $________ for capital gain
distributions. Initial offering of Class B of Advisor Strategic Opportunities took place on June 30, 1994. Class B returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.65%. If Class B's 12b-1 fee had been reflected, returns prior to June 30, 1994 would have been lower.
During the 10-year period ended November 30, 1998, a hypothetical $10,000 investment in Institutional Class of Advisor Strategic
Opportunities woul   d have gr    own to $_________.


ADVISOR STRATEGIC OPPORTUNITIES - INSTITUTIONAL CLASS     INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $             $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor Strategic Opportunities on December 1, 1988, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted    to $___    ___. If distributions had
not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period
would have    amount    ed to $______ for dividends and $______ for
capital gain distributions. Initial offering of Institutional Class of Advisor Strategic Opportunities took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Initial Class which has no 12b-1 fee.
During the 10-year period end   ed Nov    ember 30, 1998, a
hypothetical $10,000 investment in Initial Class of Advisor Strategic
Opportunities would have grown t   o $___    _____.


ADVISOR STRATEGIC OPPORTUNITIES - INITIAL CLASS           INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $     $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Initial Class of Advisor Strategic Opportunities on December 1, 1988, the net amount invested in Initial Class shares was $______.The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period
covered (their cash value at the time they were re   investe    d)
amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have
a   moun    ted to $_____ for dividends and $_______ for capital gain
distributions.
During the period from February 20, 1996 (commencement of operations of the fund) to November 30, 1998, a hypothetical $10,000 investment
in Class A of Advisor Mid Cap wo   ul    d have grown to $_______,
including the effect of Class A's maximum sales charge.


ADVISOR MID CAP - CLASS A                                 INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997

1
9
9
6
*


* From February 20, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor Mid Cap on February 20, 1996, assuming the maximum sales charge had been in effect, the net amount invested in Class A shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested   ) am    ounted to $_____. If distributions had
not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period
would have amounted to $___ for dividends and    $__    __ for capital
gain distributions. Initial offering of Class A for Advisor Mid Cap took place on September 3, 1996. Class A returns prior to September 3, 1996 are those of Class T which reflect a 12b-1 fee of 0.50%. If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 would have been higher.
During the period from February 20, 1996 (commencement of operations of the fund) to November 30, 1998, a hypothetical $10,000 investment
in Class T of Advisor Mid Cap would    have     grown to $_______,
including the effect of Class T's maximum sales charge.


ADVISOR MID CAP - CLASS T                                 INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997

1
9
9
6
*


* From February 20, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor Mid Cap on February 20, 1996, assuming the maximum sales charge had been in effect, the net amount invested in Class T shares was $______. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted t   o $__    ___. If distributions had
not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period
would have amounted to $__ for dividends and $__   __ for c    apital
gain distributions.
During the period from February 20, 1996 (commencement of operations of the fund) to November 30, 1998, a hypothetical $10,000 investment
in Class B of Advisor Mid Ca   p wou    ld have grown to $______,
including the effect of Class B's maximum CDSC.


ADVISOR MID CAP - CLASS B                                 INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997

1
9
9
6
*


* From February 20, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor Mid Cap on February 20, 1996, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If
distrib    utions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for th   e period     would have amounted to $___ for
dividends and $____ for capital gain distributions.
During the period from February 20, 1996 (commencement of operations of the fund) to November 30, 1998, a hypothetical $10,000 investment
in Class C of Advisor Mid Cap w   ould ha    ve grown to $_____,
including the effect of Class C's maximum CDSC.


ADVISOR MID CAP - CLASS C                                 INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997

1
9
9
6
*


* From February 20, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class C of Advisor Mid Cap on February 20, 1996, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $______. If distr   ibutions
ha    d not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the
period would have amounte   d to $    __ for dividends and $____ for
capital gain distributions. Initial offering of Class C of Advisor Mid Cap took place on November 3, 1997. Class C returns prior to November 3, 1997 are those of Class B which reflect a 12b-1 fee of 1.00%. During the period from February 20, 1996 (commencement of operations of the fund) to November 30, 1998, a hypothetical $10,000 investment
in Institution   al Class     of Advisor Mid Cap would have grown to
$________.


ADVISOR MID CAP - INSTITUTIONAL CLASS                     INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997

1
9
9
6
*


* From February 20, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor Mid Cap on February 20, 1996, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted
to $______. If distribut   ions had not been reinvested, the amount of
distributions earned from the class over time would have been smaller,
and cash payments fo    r the period would have amounted to $___ for
dividends and $____ for capital gain distributions.
During the 10-year peri   od ende    d November 30, 1998, a
hypothetical $10,000 investment in Class A of Advisor Equity Growth
would have grown    to $__    _______, including the effect of Class
A's maximum sales charge.


ADVISOR EQUITY GROWTH - CLASS A                           INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST OF
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        LIVING
ENDED    $10,000     DIVIDEND       CAPITAL GAIN
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment o   f $10,0    00 in
Class A of Advisor Equity Growth on December 1, 1988 assuming the maximum sales charge had been in effect, the net amount invested in Class A shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amo   unted t    o $_______. If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amount   ed to $__    __ for
dividends and $_______ for capital gain distributions. Initial offering of Class A of Advisor Equity Growth took place on September 3, 1996. Class A returns prior to September 3, 1996 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). Class A returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 through September 10, 1992 would have been higher and returns prior to September 10, 1992 would have been lower.
During the 10-year period ended Novem   ber 30, 1998, a hypothetical
$10,000 investment in Class T of Advisor Equity Growth would have
grown to $_______, including the e    ffect of the Class T's maximum
sales charge.


ADVISOR EQUITY GROWTH - CLASS T                           INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With    an initial investment of $10,000 in Class T
of Advisor Equity Growth on December 1, 1988, assuming the maximum
sales charge had b    een in effect, the net amount invested in Class
T shares was $______. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amoun   ted to     $_____. If distributions
had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $____ for dividends and $_______ for capital gain distributions. Initial offering of Class T of Advisor Equity Growth took place on September 10, 1992. Class T returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class T's 12b-1 fee had been reflected, returns prior to September 10, 1992 would have been lower.
During the 10-ye   ar period ended November 30, 1998, a hypothetical
$10,000 investment in Class B of Advisor Equity Growth would have
grown to $__    ______.


ADVISOR EQUITY GROWTH - CLASS B                           INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an ini   tial i    nvestment of $10,000 in
Class B of Advisor Equity Growth on December 1, 1988, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the peri   od w    ould have amounted to $_____ for
dividends and $________ for capital gain distributions. Initial offering of Class B of Advisor Equity Growth took place on December 31, 1996. Class B returns prior to December 31, 1996 through September 10, 1992 are those of Class T which reflect a 12b-1 of fee of 0.50% (0.65% prior to January 1, 1996). Class B returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class B's 12b-1 fee had been reflected, returns prior to December 31, 1996 would have been lower.
During the 10-year period ended Novemb   er 30, 1998, a hypothetical
$10,000 investment in Class C of Advisor Equity Growth would have grown to $_______.


ADVISOR EQUITY GROWTH - CLASS C                                  INDEXES
FISCAL YEAR     VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
ENDED           INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
NOVEMBER 30     $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
                INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS







1998             $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investme   nt o    f $10,000 in
Class C of Advisor Equity Growth on December 1, 1988, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to    $___    __ for
dividends and $_______ for capital gain distributions. Initial offering of Class C of Advisor Equity Growth took place on November 3, 1997. Class C returns prior to November 3, 1997 through December 31, 1996 are those of Class B which reflect a 12b-1 fee of 1.00%. Class C returns prior to December 31, 1996 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). Class C returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class C's 12b-1 fee had been reflected, returns prior to December 31, 1996 would have been lower.
During the 10-year period ended November    30, 1998, a hypothetical
$10,000 investment in Institutional Class of Advisor Equity Growth would have grown to $_______.


ADVISOR EQUITY GROWTH - INSTITUTIONAL CLASS               INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With    an     initial investment of $10,000 in
Institutional Class of Advisor Equity Growth on December 1, 1988, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
amounted to $_______. If    distributions had not been reinvested, the
amount of distributions earned from the class over time would have
been smaller, and cash paym    ents for the period would have amounted
to $______ for dividends and $_______ for capital gain distributions. During the period from February 20, 1996 (commencement of operations of the fund) to November 30, 1998, a hypothetical $10,000 investment
in Class A of Adv   isor La    rge Cap would have grown to $_______,
including the effect of Class A's maximum sales charge.


ADVISOR LARGE CAP - CLASS A                               INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997

1
9
9
6
*


* From February 20, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor Large Cap on February 20, 1996, assuming the maximum sales
charge had been in effect, the net    amount i    nvested in Class A
shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amou   nted to     $______. If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and
$   ___ fo    r capital gain distributions. Initial offering of Class
A of Advisor Large Cap took place on September 3, 1996. Class A returns prior to September 3, 1996 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 would have been higher.
During the period from February 20, 1996 (commencement of operations of the fund) to November 30, 1998, a hypothetical $10,000 investment
in Class T of Adviso   r Larg    e Cap would have grown to $_______,
including the effect of Class T's maximum sales charge.


ADVISOR LARGE CAP - CLASS T                               INDEXES
FISCAL   VALUE OF    VALUE OF       REINVESTED     TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     CAPITAL GAIN   VALUE  500        OF
ENDED    $10,000     DIVIDEND       DISTRIBUTIONS                    LIVING**
NOVE     INVESTMENT  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997

1
9
9
6
*


* From February 20, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor Large Cap on February 20, 1996, assuming the maximum sales charge had been in effect, the net amount invested in Class T shares was $________. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested)    amo    unted to $_________. If distributions
had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the
period would have amounted to $__ for dividends and $___    for
c    apital gain distributions.
During the period from February 20, 1996 (commencement of operations of the fund) to November 30, 1998, a hypothetical $10,000 investment
in Class B of Advisor Large Cap    would     have grown to $_________,
including the effect of Class B's maximum CDSC.


ADVISOR LARGE CAP - CLASS B                               INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997

1
9
9
6
*


* From February 20, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor Large Cap on February 20, 1996, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If
distributi   ons ha    d not been reinvested, the amount of
distributions earned from the class over time would have been smaller,
and cash payments fo   r the     period would have amounted to $___
for dividends and $___ for capital gain distributions.
During the period from February 20, 1996 (commencement of operations of the fund) to November 30, 1998, a hypothetical $10,000 investment
in Class C o   f Adv    isor Large Cap would have grown to $_______,
including the effect of Class C's maximum CDSC.


ADVISOR LARGE CAP - CLASS C                               INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997

1
9
9
6
*


* From February 20, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class C of Advisor Large Cap on February 20, 1996, assuming the maximum applicable CDSC had been in effect, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinveste   d) am    ounted to $______. If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $__ for dividends
an   d $__    __ for capital gain distributions. Initial offering of
Class C of Advisor Large Cap took place on November 3, 1997. Class C returns prior to November 3, 1997 are those of Class B which reflect a 12b-1 fee of 1.00%.
During the period from February 20, 1996 (commencement of operations of the fund) to November 30, 1998, a hypothetical $10,000 investment in Institutional Class of Advisor Large Cap would have grown to $_______.


ADVISOR LARGE CAP - INSTITUTIONAL CLASS                   INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997

1          1
9
9
6
*


* From February 20, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor Large Cap on February 20, 1996, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted
to $_________   _. If dis    tributions had not been reinvested, the
amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
   $___ f    or dividends and $___ for capital gain distributions.
During the 10-year period ended N   ovember 30, 1998, a hypothetical
$10,000 investment in Class A of Advisor Growth Opportunities would
have grown to $______    __, including the effect of Class A's maximum
sales charge.


ADVISOR GROWTH OPPORTUNITIES - CLASS A                    INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial inv   estment     of $10,000 in
Class A of Advisor Growth Opportunities on December 1, 1988, assuming the maximum sales charge had been in effect, the net amount invested in Class A shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted    to $__    ______. If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $______ f   or
div    idends and $______ for capital gain distributions. Initial offering of Class A of Advisor Growth Opportunities took place on September 3, 1996. Class A returns prior to September 3, 1996 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 would have been higher.
During the 10-ye   ar period ended November 30, 1998, a hypothetical
$10,000 investment in Class T of Advisor Growth Opportunities would
hav    e grown to $_______, including the effect of Class T's maximum sales charge.


ADVISOR GROWTH OPPORTUNITIES - CLASS T                    INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment o   f $10,    000 in
Class T of Advisor Growth Opportunities on December 1, 1988, assuming the maximum sales charge had been in effect, the net amount invested in Class T shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) am   ounte    d to $______. If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends
and    $____    __ for capital gain distributions.
During the 10-year period    ended November 30, 1998, a hypothetical
$10,000 investment in Class B of Advisor Growth Opportunities would
have grown to     $________.


ADVISOR GROWTH OPPORTUNITIES - CLASS B                    INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of    $10,0    00 in
Class B of Advisor Growth Opportunities on December 1, 1988, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If
dist   ributi    ons had not been reinvested, the amount of
distributions earned from the class over time would have been smaller,
and cash payments for the period would    have a    mounted to $______
for dividends and $______ for capital gain distributions. Initial offering of Class B of Advisor Growth Opportunities took place on March 3, 1997. Class B returns prior to March 3, 1997 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1,
1996). If Class B's 12b-1 fee had been reflected, returns prior to March 3, 1997 would have been lower.
During the 10-year period e   nded November 30, 1998, a hypothetical
$10,000 investment in Class C of Advisor Growth Opportunities would
have grown to     $________.


ADVISOR GROWTH OPPORTUNITIES - CLASS C                    INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $             $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investm   ent of     $10,000 in
Class C of Advisor Growth Opportunities on December 1, 1988, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their
cash value at the time they were reinvested) amounted to $_   ______.
If     distributions had not been reinvested, the amount of
distributions earned from the class over time would have been smaller,
and cash payments for the period would have am   ounted     to
$________ for dividends and $______ for capital gain distributions. Initial offering of Class C of Advisor Growth Opportunities took place on November 3, 1997. Class C returns prior to November 3, 1997 through March 3, 1997 are those of Class B which reflect a 12b-1 fee of 1.00%. Class C returns prior to March 3, 1997 are those of Class T which reflect a 12b-1 fee of 0.50 (0.65% prior to January 1, 1996). If Class C's 12b-1 fee had been reflected, returns prior to March 3, 1997 would have been lower.
During the 10-year period ended Novem   ber 30, 1998, a hypothetical
$10,000 investment in Institutional Class of Advisor Growth
Opportunities would have grown to $____    ___.


ADVISOR GROWTH OPPORTUNITIES - INSTITUTIONAL CLASS        INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $             $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investme   nt of $10    ,000 in
Institutional Class of Advisor Growth Opportunities on December 1, 1988, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounte   d to     $________. If distributions
had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the
per   iod wo    uld have amounted to $_______ for dividends and
$_______ for capital gain distributions. Initial offering of Institutional Class of Advisor Growth Opportunities took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.65%. Returns for Institutional Class prior to July 3, 1995 would have been higher if Class T's 12b-1 fee had not been reflected.
During the period from December 31, 1996 (commencement of operations of the fund) to November 30, 1998, a hypothetical $10,000 investment
in Class A of    Advisor     Growth & Income would have grown to
$_______, including the effect of Class A's maximum sales charge.


ADVISOR GROWTH & INCOME - CLASS A                         INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997*


* From December 31, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor Growth & Income on December 31, 1996, assuming the maximum sales charge had been in effect, the net amount invested in Class A shares was $______. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they    were     reinvested) amounted to $_______. If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   ___ f    or
dividends and $__ for capital gain distributions.
During the period from December 31, 1996 (commencement of operations of the fund) to November 30, 1998, a hypothetical $10,000 investment
in Class T of Advi   sor Gr    owth & Income would have grown to
$_______, including the effect of Class T's maximum sales charge.


ADVISOR GROWTH & INCOME - CLASS T                         INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997*     $


* From December 31, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor Growth & Income on December 31, 1996, assuming the maximum sales charge had been in effect, the net amount invested in Class T shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amo   unte    d to $______. If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for
d   ivide    nds and $__ for capital gain distributions.
During the period from December 31, 1996 (commencement of operations of the fund) to November 30, 1998, a hypothetical $10,000 investment
in Class B of Advisor    Gro    wth & Income would have grown to
$______, including the effect of Class B's maximum CDSC.


ADVISOR GROWTH & INCOME - CLASS B                         INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997*


* From December 31, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor Growth & Income on December 31, 1996, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $__ for capital gain distributions.
During the period from December 31, 1996 (commencement of operations of the fund) to November 30, 1998, a hypothetical $10,000 investment
in Class C    of A    dvisor Growth & Income would have grown to
$_______, including the effect of Class C's maximum CDSC.


ADVISOR GROWTH & INCOME - CLASS C                         INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30



1998      $           $              $              $      $    $     $

1997*


* From December 31, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class C of Advisor Growth & Income on December 31, 1996, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If
d   istributi    ons had not been reinvested, the amount of
distributions earned from the class over time would have been smaller,
and cash payments for the period wou   ld ha    ve amounted to $___
for dividends and $__ for capital gain distributions. Initial offering of Class C of Advisor Growth & Income took place on November 3, 1997. Class C returns prior to November 3, 1997 are those of Class B which reflect a 12b-1 fee of 1.00%.
During the period from December 31, 1996 (commencement of operations of the fund) to November 30, 1998, a hypothetical $10,000 investment
in Institutional Class    of A    dvisor Growth & Income would have
grown to $________.


ADVISOR GROWTH & INCOME - INSTITUTIONAL CLASS             INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997*


* From December 31, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor Growth & Income on December 31, 1996, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
amounted to $_______   . If distri    butions had not been reinvested,
the amount of distributions earned from the class over time would have
been smaller, and cash payments    for the     period would have
amounted to $___ for dividends and $__ for capital gain distributions.
During the 10-year perio   d ended November 30, 1998, a hypothetical
$10,000 investment in Class A of Advisor Equity Income would have
grown to $____    ____, including the effect of Class A's maximum
sales charge.


ADVISOR EQUITY INCOME - CLASS A                           INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial invest   ment of $10,000 in Class A
of Advisor Equity Income on December 1, 1988, assuming the maximum
sales charge had been in effect, the n    et amount invested in Class
A shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amoun   ted to $_    ________. If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have am   oun    ted to $_____ for
dividends and $_____ for capital gain distributions. Initial offering of Class A of Advisor Equity Income took place on September 3, 1996. Class A returns from September 3, 1996 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% for prior to January 1, 1996). Class A returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 through September 10, 1992 would have been higher and returns prior to September 10, 1992 would have been lower.
During the 10-year period ended Nove   mber 30, 1998, a hypothetical
$10,000 investment in Class T of Advisor Equity Income would have
grown to $________, including     the effect of Class T's maximum
sales charge.


ADVISOR EQUITY INCOME - CLASS T                           INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investme   nt of $10,000 in Class T
of Advisor Equity Income on December 1, 1988, assuming the maximum
sales charge had been in effect, the net amou    nt invested in Class
T shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted    to $__    ______. If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends
and $______ for capita   l gain dis    tributions. Initial offering of
Class T of Advisor Equity Income took place on September 10, 1992. Class T returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class T's 12b-1 fee had been reflected, returns prior to September 10, 1992 would have been lower.
During the 10-year period ende   d November 30, 1998, a hypothetical
$10,000 investment in Class B of Advisor Equity Income would have grown to $_______.


ADVISOR EQUITY INCOME - CLASS B                           INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989

1988


   Explanat    ory Notes: With an initial investment of $10,000 in
Class B of Advisor Equity Income on December 1, 1988, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their
cash value at the time they were r   einv    ested) amounted to
$______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller,
and cash payments for the period would have amounted to $___   ___
for     dividends and $______ for capital gain distributions. Initial offering of Class B of Advisor Equity Income took place on June 30, 1994. Class B returns prior to June 30, 1994 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.65%. Class B returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class B's 12b-1 fee had been reflected, returns prior to June 30, 1994 would have been lower.
During the 10-year    period ended November 30, 1998, a hypothetical
$10,000 investment in Class C of Advisor Equity Income would have
grown to $___    ____.


ADVISOR EQUITY INCOME - CLASS C                           INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investm   ent o    f $10,000 in
Class C of Advisor Equity Income on December 1, 1988, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their
cash value at the time they    were re    invested) amounted to
$______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller,
and cash payments for the period would have am   ounted     to $______
for dividends and $______ for capital gain distributions. Initial offering of Class C of Advisor Equity Income took place on November 3, 1997. Class C returns prior to November 3, 1997 through June 30, 1994 are those of Class B which reflect a 12b-1 fee of 1.00%. Class C returns prior to June 30, 1994 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.65%. Class C returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class C's 12b-1 fee had been reflected, returns prior to June 30, 1994 would have been lower.
Duri   ng the 10-year period ended November 30, 1998, a hypothetical
$10,000 investment in Institutional Class of Advisor Equity Income
woul    d have grown to $________.


ADVISOR EQUITY INCOME - INSTITUTIONAL CLASS               INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial inv   estment     of $10,000 in
Institutional Class of Advisor Equity Income on December 1, 1988, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
amounted to $_____   ___. I    f distributions had not been
reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would
ha   ve a    mounted to $_______ for dividends and $________ for
capital gain distributions.
During the 10-year perio   d ended November 30, 1998, a hypothetical
$10,000 investment in Class A of Advisor Balanced would have grown to
$________, includ    ing the effect of Class A's maximum sales charge.


ADVISOR BALANCED - CLASS A                                INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial i   nves    tment of $10,000 in
Class A of Advisor Balanced on November 1, 1987, assuming the maximum
   sales cha    rge had been in effect, the net amount invested in
Class A shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were r   einve    sted) amounted to $_______. If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for
divide   nds and $_    _____ for capital gain distributions. Initial
offering of Class A of Advisor Balanced took place on September 3, 1996. Class A returns prior to September 3, 1996 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 would have been higher.
During the 10-year period en   ded November 30, 1998, a hypothetical
$10,000 investment in Class T of Advisor Balanced would have grown to
$________, including     the effect of Class T's maximum sales charge.


ADVISOR BALANCED - CLASS T                                INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial in   vestm    ent of $10,000 in
Class T of Advisor Balanced on November 1, 1988, assuming the
maxim   um sale    s charge had been in effect, the net amount
invested in Class T shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their
cash value at the time they were reinveste   d) am    ounted to
$_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for
dividends and $   ______ f    or capital gain distributions.
During the 10-year period    ended November 30, 1998, a hypothetical
$10,000 investment in Class B of Advisor Balanced would have grown to $_________.


ADVISOR BALANCED - CLASS B                                INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989

1988


Explanatory Notes: With an initial inve   stme    nt of $10,000 in
Class B of Advisor Balanced on November 1, 1988, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $________. If
dis   tributi    ons had not been reinvested, the amount of
distributions earned from the class over time would have been smaller,
and cash payments for the period would have amounte   d to     $______
for dividends and $______ for capital gain distributions. Initial offering of Class B of Advisor Balanced took place on December 31, 1996. Class B returns prior to December 31, 1996 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class B's 12b-1 fee had been reflected, returns prior to December 31, 1996 would have been lower.
During the 10   -year period ended November 30, 1998, a hypothetical
$10,000 investment in Class C of Advisor Balanced would have grown to
$_____    ____.


ADVISOR BALANCED - CLASS C                                INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment    of $10,000     in
Class C of Advisor Balanced on November 1, 1988, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their
cash value at the time they were reinvested) amounted to $_____   _.
If distrib    utions had not been reinvested, the amount of
distributions earned from the class over time would have been smaller,
and cash payments for the period would have amounte   d t    o $______
for dividends and $________ for capital gain distributions. Initial offering of Class C of Advisor Balanced took place on November 3, 1997. Class C returns prior to November 3, 1997 through December 31, 1996 are those of Class B which reflect a 12b-1 fee of 1.00%. Class C returns prior to December 31, 1996 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class C's 12b-1 fee had been reflected, returns prior to December 31, 1996 would have been lower.
During the 10-year    period ended November 30, 1998, a hypothetical
$10,000 investment in Institutional Class of Advisor Balanced would
have grown     to $________.


ADVISOR BALANCED - INSTITUTIONAL CLASS                    INDEXES
FISCAL   VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR     INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED    $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
NOVE     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
30







1998      $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an init   ial inves    tment of $10,000 in
Institutional Class of Advisor Balanced on November 1, 1988, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period
covered (their cash value at the time they were rein   vested)
a    mounted to $________. If distributions had not been reinvested, the amount of distributions earned from the class over time would have
been smaller, and cash payments for the period woul   d have
amounted to $_____ for dividends and $_____ for capital gain distributions. Initial offering of Institutional Class of Advisor Balanced took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.65%. Returns for Institutional Class prior to July 3, 1995 would have been higher if Class T's 12b-1 fee had not been reflected.
During the period from March 10, 1994 (commencement of operations of
the fund) to December 31, 199   8    , a hypothetical $10,000
investment in Class A of Advisor Emerging Markets Income would have grown to $___, including the effect of Class A's maximum sales charge.


ADVISOR EMERGING MARKETS INCOME - CLASS A                     INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
DECE         INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
31







   1998       $           $              $              $      $    $     $

1997

1996

1995

1
9
9
4
*


* From March 10, 1994 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor Emerging Markets Income on March 10, 1994, assuming the maximum sales charge had been in effect, the net amount invested in Class A shares was $___. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Class A for Advisor Emerging Markets Income took place on September 3, 1996. Class A returns prior to September 3, 1996 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 would have been higher.
During the period from March 10, 1994 (commencement of operations of
the fund) to December 31, 199   8    , a hypothetical $10,000
investment in Class T of Advisor Emerging Markets Income would have grown to $___, including the effect of Class T's maximum sales charge.


ADVISOR EMERGING MARKETS INCOME - CLASS T                     INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
DECE         INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
31







   1998       $           $              $              $      $    $     $

1997

1996

1995

1
9
9
4
*


* From March 10, 1994 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor Emerging Markets Income on March 10, 1994, assuming the maximum sales charge had been in effect, the net amount invested in Class T shares was $___. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions.
During the period from March 10, 1994 (commencement of operations of
the fund) to December 31, 199   8    , a hypothetical $10,000
investment in Class B of Advisor Emerging Markets Income would have grown to $___, including the effect of Class B's maximum CDSC.


ADVISOR EMERGING MARKETS INCOME - CLASS B                     INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
DECE         INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
31





199   8       $           $              $              $      $    $     $

1997

1996

1995

1
9
9
4
*


* From March 10, 1994 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor Emerging Markets Income on March 10, 1994, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Class B of Advisor Emerging Markets Income took place on June 30, 1994. Class B returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class B's 12b-1 fee had been reflected, returns prior to June 30, 1994 would have been lower.
During the period from March 10, 1994 (commencement of operations of
the fund) to December 31, 199   8    , a hypothetical $10,000
investment in Class C of Advisor Advisor Emerging Markets Income would have grown to $___, including the effect of Class C's maximum CDSC.


ADVISOR EMERGING MARKETS INCOME - CLASS C                     INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
DECE         INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
31







199   8       $           $              $              $      $    $     $

1997

1996

1995

1
9
9
4
*


* From March 10, 1994 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class C of Advisor Emerging Markets Income on March 10, 1994, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Class C of Advisor Emerging Markets Income took place on November 3, 1997. Class C returns prior to November 3, 1997 through June 30, 1994 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1,
1996). Class C returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class C's 12b-1 fee had been reflected, returns prior to November 3, 1997 through December 31, 1995 and prior to January 1, 1996 and prior to June 30, 1994 would have been lower.
During the period from March 10, 1994 (commencement of operations of
the fund) to December 31, 199   8    , a hypothetical $10,000
investment in Institutional Class of Advisor Emerging Markets Income would have grown to $___.


ADVISOR EMERGING MARKETS INCOME - INSTITUTIONAL CLASS         INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
DECE         INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
31







199   8       $           $              $             $      $    $     $

1997

1996

1995

1
9
9
4
*


* From March 10, 1994 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor Emerging Markets Income on March 10, 1994, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Institutional Class of Advisor Emerging Markets Income took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class T's 12b-1 fee had not been reflected, returns prior to July 3, 1995 for Institutional Class would have been higher.
During the 10-year period ended October 31, 199   8    , a
hypothetical $10,000 investment in Class A of Advisor High Yield would have grown to $___, including the effect of Class A's maximum sales charge.


ADVISOR HIGH YIELD - CLASS A                                  INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
OCTOB        INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31







199   8       $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor High Yield on November 1, 1988, assuming the maximum sales charge had been in effect, the net amount invested in Class A shares was $___. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Class A of Advisor High Yield took place on September 3, 1996. Class A returns prior to September 3, 1996 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 would have been higher.
During the 10-year period ended October 31, 199   8    , a
hypothetical $10,000 investment in Class T of Advisor High Yield would have grown to $___, including the effect of Class T's maximum sales charge.


ADVISOR HIGH YIELD - CLASS T                                  INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
OCTOB        INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31







199   8       $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor High Yield on November 1, 1988, assuming the maximum sales charge had been in effect, the net amount invested in Class T shares was $___. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions.
During the 10-year period ended October 31, 199   8    , a
hypothetical $10,000 investment in Class B of Advisor High Yield would have grown to $___, including the effect of Class B's maximum CDSC.


ADVISOR HIGH YIELD - CLASS B                                  INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
OCTOB        INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31







199   8       $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor High Yield on November 1, 1988, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Class B of Advisor High Yield took place on June 30, 1994. Class B returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class B's 12b-1 fee had been reflected, returns prior to June 30, 1994 would have been lower.
During the 10-year period ended October 31, 199   8    , a
hypothetical $10,000 investment in Class C of Advisor High Yield would have grown to $___, including the effect of Class C's maximum CDSC.


ADVISOR HIGH YIELD - CLASS C                                  INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
OCTOB        INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31







199   8       $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Class C of Advisor High Yield on November 1, 1988, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Class C of Advisor High Yield took place on November 3, 1997. Class C returns prior to November 3, 1997 through June 30, 1994 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1, 1996). Class C returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class C's 12b-1 fee had been reflected, returns prior to November 3, 1997 through January 1, 1996 and prior to June 30, 1994 would have been lower.
During the 10-year period ended October 31, 199   8    , a
hypothetical $10,000 investment in Institutional Class of Advisor High Yield would have grown to $___.


ADVISOR HIGH YIELD - INSTITUTIONAL CLASS                      INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
OCTOB        INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31







199   8       $           $              $              $     $    $      $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor High Yield on November 1, 1988, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Institutional Class of Advisor High Yield took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class T's 12b-1 fee had not been reflected, returns prior to July 3, 1995 for Institutional Class would have been higher.
During the period from October 31, 1994 (commencement of operations of
the fund) to December 31, 199   8    , a hypothetical $10,000
investment in Class A of Advisor Strategic Income would have grown to $___, including the effect of Class A's maximum sales charge.


ADVISOR STRATEGIC INCOME - CLASS A                            INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
DECE         INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
31







199   8       $           $              $              $     $     $     $

1997

1996

1
9
9
5

1
9
9
4
*


* From October 31, 1994 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor Strategic Income on October 31, 1994, assuming the maximum sales charge had been in effect, the net amount invested in Class A shares was $___. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Class A of Advisor Strategic Income took place on September 3, 1996. Class A returns prior to September 3, 1996 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 would have been higher.
During the period from October 31, 1994 (commencement of operations of
the fund) to December 31, 199   8    , a hypothetical $10,000
investment in Class T of Advisor Strategic Income would have grown to $___, including the effect of Class T's maximum sales charge.


ADVISOR STRATEGIC INCOME - CLASS T                            INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
DECE         INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
31







199   8       $           $              $              $      $    $     $

1997

1996

1
9
9
5

1
9
9
4
*


* From October 31, 1994 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor Strategic Income on October 31, 1994, assuming the maximum sales charge had been in effect, the net amount invested in Class T shares was $___. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions.
During the period from October 31, 1994 (commencement of operations of
the fund) to December 31, 199   8    , a hypothetical $10,000
investment in Class B of Advisor Strategic Income would have grown to $___, including the effect of Class B's maximum CDSC.


ADVISOR STRATEGIC INCOME - CLASS B                            INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
DECE         INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
31







199   8       $           $              $              $      $    $     $

1997

1996

1
9
9
5

1
9
9
4
*


* From October 31, 1994 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor Strategic Income on October 31, 1994, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions.
During the period from October 31, 1994 (commencement of operations of
the fund) to December 31, 199   8    , a hypothetical $10,000
investment in Class C of Advisor Strategic Income would have grown to $___, including the effect of Class C's maximum CDSC.


ADVISOR STRATEGIC INCOME - CLASS C                            INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
DECE         INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
31







199   8       $           $              $              $      $    $     $

1997

1996

1
9
9
5
*

1
9
9
4


* From October 31, 1994 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class C of Advisor Strategic Income on October 31, 1994, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Class C of Advisor Strategic Income took place on November 3, 1997. Class C returns prior to November 3, 1997 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1, 1996). If Class C's 12b-1 fees had been reflected, returns prior to November 3, 1997 through January 1, 1996 would have been lower.
During the period from October 31, 1994 (commencement of operations of
the fund) to December 31, 199   8    , a hypothetical $10,000
investment in Institutional Class of Advisor Strategic Income would have grown to $___.


ADVISOR STRATEGIC INCOME - INSTITUTIONAL CLASS                INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING**
DECE         INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
MBER
31







199   8       $           $              $              $      $    $     $

1997

1996

1
9
9
5

1
9
9
4
*


* From October 31, 1994 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor Strategic Income on October 31, 1994, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_____. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Institutional Class of Advisor Strategic Income took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class T's 12b-1 fee had not been reflected, returns prior to July 3, 1995 for Institutional Class would have been higher.
During the 10-year period ended October 31, 199   8    , a
hypothetical $10,000 investment in Class A of Advisor Mortgage Securities would have grown to $___, including the effect of Class A's maximum sales charge.


ADVISOR MORTGAGE SECURITIES - CLASS A                         INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
OCTOB        INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31







199   8       $           $              $              $      $    $    $

1997

1996

1995

1
9
9
4

1
9
9
3

1
9
9
2

1
9
9
1

1
9
9
0

1
9
8
9


Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor Mortgage Securities on November 1, 1988, assuming the maximum sales charge had been in effect, the net amount invested in Class A shares was $___. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_____. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Class A of Advisor Mortgage Securities took place on March 3, 1997. Class A returns prior to March 3, 1997 are those of Initial Class which has no 12b-1 fee. If Class A's 12b-1 fee had been reflected, returns prior to March 3, 1997 would have been lower.
During the 10-year period ended October 31, 199   8    , a
hypothetical $10,000 investment in Class T of Advisor Mortgage Securities would have grown to $___, including the effect of Class T's maximum sales charge.


ADVISOR MORTGAGE SECURITIES - CLASS T                         INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
OCTOB        INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31







199   8       $           $              $              $      $    $     $

1997

1996

1995

1
9
9
4

1
9
9
3

1
9
9
2

1
9
9
1

1
9
9
0

1
9
8
9


Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor Mortgage Securities on November 1, 1988, assuming the maximum sales charge had been in effect, the net amount invested in Class T shares was $___. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Class T of Advisor Mortgage Securities took place on March 3, 1997. Class T returns prior to March 3, 1997 are those of Initial Class which has no 12b-1 fee. If Class T's 12b-1 fee had been reflected, returns prior to March 3, 1997 would have been lower.
During the 10-year period ended October 31, 199   8    , a
hypothetical $10,000 investment in Class B of Advisor Mortgage Securities would have grown to $___, including the effect of Class B's maximum CDSC.


ADVISOR MORTGAGE SECURITIES - CLASS B                         INDEXE    S
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
OCTOB        INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31







199   8       $           $              $              $      $    $     $

1997

1996

1995

1
9
9
4

1
9
9
3

1
9
9
2

1
9
9
1

1
9
9
0

1
9
8
9


Explanatory Notes: With an initial investment of $10,0000 in Class B of Advisor Mortgage Securities on November 1, 1988, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Class B of Advisor Mortgage Securities took place on March 3, 1997. Class B returns prior to March 3, 1997 are those of Initial Class which has no 12b-1 fee. If Class B's 12b-1 fees had been reflected, returns prior to March 3, 1997 would have been lower.
During the 10-year period ended October 31, 199   8    , a
hypothetical $10,000 investment in Institutional Class of Advisor Mortgage Securities would have grown to $___.


ADVISOR MORTGAGE SECURITIES - INSTITUTIONAL CLASS             INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
OCTOB        INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31







199   8       $           $              $              $      $    $     $

1997

1996

1995

1
9
9
4

1
9
9
3

1
9
9
2

1
9
9
1

1
9
9
0

1
9
8
9


Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor Mortgage Securities on November 1, 1988, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Institutional Class of Advisor Mortgage Securities took place on March 3, 1997. Returns prior to March 3, 1997 are those of Initial Class which has no 12b-1 fee.
During the 10-year period ended October 31, 199   8    , a
hypothetical $10,000 investment in Initial Class of Advisor Mortgage Securities would have grown to $___.


ADVISOR MORTGAGE SECURITIES - INITIAL CLASS                   INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
OCTOB        INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31







199   8       $           $              $              $      $    $     $

1997

1996

1995

1
9
9
4

1
9
9
3

1
9
9
2

1
9
9
1

1
9
9
0

1
9
8
9


Explanatory Notes: With an initial investment of $10,000 in Initial Class of Advisor Mortgage Securities on November 1, 1988, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions.
During the 10-year period ended October 31, 199   8    , a
hypothetical $10,000 investment in Class A of Advisor Government Investment would have grown to $___, including the effect of Class A's maximum sales charge.


ADVISOR GOVERNMENT INVESTMENT - CLASS A                       INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
OCTOB        INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31







199   8       $           $              $             $      $    $      $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor Government Investment on November 1, 1988, assuming the maximum sales charge had been in effect, the net amount invested in Class A shares was $___. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Class A for Advisor Government Investment took place on September 3, 1996. Class A returns prior to September 3, 1996 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 would have been higher.
During the 10-year period ended October 31, 199   8    , a
hypothetical $10,000 investment in Class T of Advisor Government Investment would have grown to $___, including the effect of Class T's maximum sales charge.


ADVISOR GOVERNMENT INVESTMENT - CLASS T                       INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
OCTOB        INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31







199   8       $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor Government Investment on November 1, 1988, assuming the maximum sales charge had been in effect, the net amount invested in Class T shares was $___. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions.
During the 10-year period ended October 31, 199   8    , a
hypothetical $10,000 investment in Class B of Advisor Government Investment would have grown to $___, including the effect of Class B's maximum CDSC.


ADVISOR GOVERNMENT INVESTMENT - CLASS B                       INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
OCTOB        INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31







199   8       $           $             $               $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor Government Investment on November 1, 1988, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Class B of Advisor Government Investment took place on June 30, 1994. Class B returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class B's 12b-1 fee had been reflected, returns prior to June 30, 1994 would have been lower.
During the 10-year period ended October 31, 199   8    , a
hypothetical $10,000 investment in Class C of Advisor Government Investment would have grown to $___, including the effect of Class C's maximum CDSC.


ADVISOR GOVERNMENT INVESTMENT - CLASS C                       INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
OCTOB        INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31







199   8       $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Class C of Advisor Government Investment on November 1, 1988, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Class C of Advisor Government Investment took place on November 3, 1997. Class C returns prior to November 3, 1997 through June 30, 1994 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1,
1996). Class C returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class C's 12b-1 fee had been reflected, returns prior to November 3, 1997 through January 1, 1996 and prior to June 30, 1994 would have been lower.
During the 10-year period ended October 31, 199   8    , a
hypothetical $10,000 investment in Institutional Class of Advisor Government Investment would have grown to $___.


ADVISOR GOVERNMENT INVESTMENT - INSTITUTIONAL CLASS           INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
OCTOB        INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31







199   8       $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor Government Investment on November 1, 1988, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Institutional Class of Advisor Government Investment took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class T's 12b-1 fee had not been reflected, returns prior to July 3, 1995 for Institutional Class would have been higher .
During the 10-year period ended    October 31, 1998    , a
hypothetical $10,000 investment in Class A of Advisor Intermediate Bond would have grown to $___, including the effect of Class A's maximum sales charge.


ADVISOR INTERMEDIATE BOND - CLASS A                            INDEXES
FISCAL        VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR          INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED         $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
   OCTOB      INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
   ER 31







199   8        $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor Intermediate Bond on November 1, 1988, assuming the maximum sales charge had been in effect, the net amount invested in Class A shares was $___. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Class A of Advisor Intermediate Bond took place on September 3, 1996. Class A returns from September 3, 1996 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Class A returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 through September 10, 1992 would have been higher and returns prior to September 10, 1992 would have been lower.
During the 10-year period ended    October 31, 1998    , a
hypothetical $10,000 investment in Class T of Advisor Intermediate Bond would have grown to $___, including the effect of Class T's maximum sales charge.


ADVISOR INTERMEDIATE BOND - CLASS T                            INDEXES
FISCAL        VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR          INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED         $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
   OCTOB      INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
   ER 31







199   8        $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor Intermediate Bond on November 1, 1988, assuming the maximum sales charge had been in effect, the net amount invested in Class T shares was $___. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Class T of Advisor Intermediate Bond took place on September 10, 1992. Class T returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class T's 12b-1 fee had been reflected, returns prior to September 10, 1992 would have been lower.
During the 10-year period ended    October 31, 1998    , a
hypothetical $10,000 investment in Class B of Advisor Intermediate Bond would have grown to $___, including the effect of Class B's maximum CDSC.


ADVISOR INTERMEDIATE BOND - CLASS B                            INDEXES
FISCAL        VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR          INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED         $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
   OCTOB      INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
   ER 31







199   8        $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor Intermediate Bond on November 1, 1988, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Class B of Advisor Intermediate Bond took place on June 30, 1994. Class B returns prior to June 30, 1994 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Class B returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class B's 12b-1 fee had been reflected, returns prior to June 30, 1994 would have been lower.
During the 10-year period ended    October 31, 1998    , a
hypothetical $10,000 investment in Class C of Advisor Intermediate Bond would have grown to $___, including the effect of Class C's maximum CDSC.


ADVISOR INTERMEDIATE BOND - CLASS C                            INDEXES
FISCAL        VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR          INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED         $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
   OCTOB      INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
   ER 31







199   8        $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Class C of Advisor Intermediate Bond on November 1, 1988, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Class C of Advisor Intermediate Bond took place on November 3, 1997. Class C returns prior to November 3, 1997 through June 30, 1994 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1, 1996). Class C returns prior to June 30, 1994 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Class C returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class C's 12b-1 fee had been reflected, returns prior to November 3, 1997 through January 1, 1996 and prior to June 30, 1994 would have been lower.
During the 10-year period ended    October 31, 1998    , a
hypothetical $10,000 investment in Institutional Class of Advisor Intermediate Bond would have grown to $___.


ADVISOR INTERMEDIATE BOND - INSTITUTIONAL CLASS                INDEXES
FISCAL        VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR          INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED         $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
   OCTOB      INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
   ER 31







199   8        $           $              $             $       $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor Intermediate Bond on November 1, 1988, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions.
During the 10-year period ended October 31, 199   8    , a
hypothetical $10,000 investment in Class A of Advisor Short Fixed-Income would have grown to $___, including the effect of Class A's maximum sales charge.


ADVISOR SHORT FIXED-INCOME - CLASS A                          INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
OCTOB        INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31







199   8       $           $              $             $      $    $      $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor Short Fixed-Income on November 1, 1988, assuming the maximum sales charge had been in effect, the net amount invested in Class A shares was $___. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Class A of Advisor Short Fixed-Income took place on September 3, 1996. Class A returns prior to September 3, 1996 are those of Class T which reflect a 12b-1 fee of 0.15%.
During the 10-year period ended October 31, 199   8    , a
hypothetical $10,000 investment in Class T of Advisor Short Fixed-Income would have grown to $___, including the effect of Class T's maximum sales charge.


ADVISOR SHORT FIXED-INCOME - CLASS T                          INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
OCTOB        INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31







199   8       $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor Short Fixed-Income on November 1, 1988, assuming the maximum sales charge had been in effect, the net amount invested in Class T shares was $___. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions.
During the 10-year period ended October 31, 199   8    , a
hypothetical $10,000 investment in Class C of Advisor Short Fixed-Income would have grown to $___, including the effect of Class C's maximum CDSC.


ADVISOR SHORT FIXED-INCOME - CLASS C                          INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
OCTOB        INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31







199   8       $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Class C of Advisor Short Fixed-Income on November 1, 1988, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Class C Advisor Short Fixed-Income took place on November 3, 1997. Class C returns prior to November 3, 1997 are those of Class T which reflect a 12b-1 fee of 0.15%. If Class C's 12b-1 fee had been reflected, returns would have been lower.
During the 10-year period ended October 31, 199   8    , a
hypothetical $10,000 investment in Institutional Class of Advisor Short Fixed-Income would have grown to $___.


ADVISOR SHORT FIXED-INCOME - INSTITUTIONAL CLASS              INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
OCTOB        INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31







199   8       $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor Short Fixed-Income on November 1, 1988, the net amount invested Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Institutional Class of Advisor Short Fixed-Income took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.15%. If Class T's 12b-1 fee had not been reflected, returns prior to July 3, 1995 for Institutional Class would have been higher.
During the 10-year period ended October 31, 199   8    , a
hypothetical $10,000 investment in Class A of Advisor Municipal Income would have grown to $___, including the effect of Class A's maximum sales charge.


ADVISOR MUNICIPAL INCOME - CLASS A                            INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
OCTOB        INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31







199   8       $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor Municipal Income on November 1, 1988, assuming the maximum sales charge had been in effect, the net amount invested in Class A shares was $___. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Class A of Advisor Municipal Income took place on September 3, 1996. Class A returns prior to September 3, 1996 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 would have been higher.
During the 10-year period ended October 31, 199   8    , a
hypothetical $10,000 investment in Class T of Advisor Municipal Income would have grown to $___, including the effect of Class T's maximum sales charge.


ADVISOR MUNICIPAL INCOME - CLASS T                            INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
OCTOB        INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31







199   8       $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor Municipal Income on November 1, 1988, assuming the maximum sales charge had been in effect, the net amount invested in Class T shares was $___. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions.
During the 10-year period ended October 31, 199   8    , a
hypothetical $10,000 investment in Class B of Advisor Municipal Income would have grown to $___, including the effect of Class B's maximum CDSC.


ADVISOR MUNICIPAL INCOME - CLASS B                            INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
OCTOB        INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31







199   8       $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor Municipal Income on November 1, 1988, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Class B of Advisor Municipal Income took place on June 30, 1994. Class B returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class B's 12b-1 fee had been reflected, returns prior to June 30, 1994 would have been lower.
During the 10-year period ended October 31, 199   8    , a
hypothetical $10,000 investment in Class C of Advisor Municipal Income would have grown to $___, including the effect of Class C's maximum CDSC.


ADVISOR MUNICIPAL INCOME - CLASS C                            INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
OCTOB        INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31







199   8       $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Class C of Advisor Municipal Income on November 1, 1988, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Class C of Advisor Municipal Income took place on November 3, 1997. Class C returns prior to November 3, 1997 through June 30, 1994 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1, 1996). Class C returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class C's 12b-1 fee had been reflected, returns prior to November 3, 1997 through January 1, 1996 and prior to June 30, 1994 would have been lower.
During the 10-year period ended October 31, 199   8    , a
hypothetical $10,000 investment in Institutional Class of Advisor Municipal Income would have grown to $___.


ADVISOR MUNICIPAL INCOME - INSTITUTIONAL CLASS                INDEXES
FISCAL       VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR         INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED        $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
OCTOB        INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
ER 31







199   8       $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor Municipal Income on November 1, 1988, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Institutional Class of Advisor Municipal Income took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class T's 12b-1 fee had not been reflected, returns prior to July 3, 1995 for Institutional Class would have been higher.
During the 10-year period ended    October 31, 1998    , a
hypothetical $10,000 investment in Class A of Advisor Intermediate Municipal Income would have grown to $___, including the effect of Class A's maximum sales charge.


ADVISOR INTERMEDIATE MUNICIPAL INCOME - CLASS A                INDEXES
FISCAL        VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR          INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED         $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
   OCTOB      INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
   ER 31







199   8        $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor Intermediate Municipal Income on November 1, 1988, assuming the maximum sales charge had been in effect, the net amount invested in Class A shares was $___. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Class A of Advisor Intermediate Municipal Income took place on September 3, 1996. Class A returns from September 3, 1996 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Class A returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 through September 10, 1992 would have been higher and returns prior to September 10, 1992 would have been lower.
During the 10-year period ended    October 31, 1998    , a
hypothetical $10,000 investment in Class T of Advisor Intermediate Municipal Income would have grown to $___, including the effect of Class T's maximum sales charge.


ADVISOR INTERMEDIATE MUNICIPAL INCOME - CLASS T                INDEXES
FISCAL        VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR          INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED         $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
   OCTOB      INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
   ER 31







199   8        $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor Intermediate Municipal Income on November 1, 1988, assuming the maximum sales charge had been in effect, the net amount invested in Class T shares was $___. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Class T of Advisor Intermediate Municipal Income took place on September 10, 1992. Class T returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class T's 12b-1 fee had been reflected, returns prior to September 10, 1992 would have been lower.
During the 10-year period ended    October 31, 1998    , a
hypothetical $10,000 investment in Class B of Advisor Intermediate Municipal Income would have grown to $___, including the effect of Class B's maximum CDSC.


ADVISOR INTERMEDIATE MUNICIPAL INCOME - CLASS B                INDEXES
FISCAL        VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR          INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED         $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
   OCTOB      INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
   ER 31







199   8        $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor Intermediate Municipal Income on November 1, 1988, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Class B of Advisor Intermediate Municipal Income took place on June 30, 1994. Class B returns prior to June 30, 1994 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Class B returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class B's 12b-1 fee had been reflected, returns prior to June 30, 1994 would have been lower.
During the 10-year period ended    October 31, 1998    , a
hypothetical $10,000 investment in Class C of Advisor Intermediate Municipal Income would have grown to $___, including the effect of Class C's maximum CDSC.


ADVISOR INTERMEDIATE MUNICIPAL INCOME - CLASS C                INDEXES
FISCAL        VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR          INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED         $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
   OCTOB      INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
   ER 31







199   8        $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Class C of Advisor Intermediate Municipal Income on November 1, 1988, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Class C of Advisor Intermediate Municipal Income took place on November 3, 1997. Class C returns prior to November 3, 1997 through June 30, 1994 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1, 1996). Class C returns prior to June 30, 1994 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Class C returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class C's 12b-1 fee had been reflected, returns prior to November 3, 1997 through January 1, 1996 and prior to June 30, 1994 would have been lower.
During the 10-year period ended    October 31, 1998    , a
hypothetical $10,000 investment in Institutional Class of Advisor Intermediate Municipal Income would have grown to $___.


ADVISOR INTERMEDIATE MUNICIPAL INCOME - INSTITUTIONAL          INDEXES
CLASS
FISCAL        VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P  DJIA  COST
YEAR          INITIAL     REINVESTED     REINVESTED     VALUE  500        OF
ENDED         $10,000     DIVIDEND       CAPITAL GAIN                     LIVING
   OCTOB      INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS
   ER 31







199   8        $           $              $              $      $    $     $

1997

1996

1995

1994

1993

1992

1991

1990

1989


Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor Intermediate Municipal Income on November 1, 1988, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $___. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions.
INTERNATIONAL INDEXES, MARKET CAPITALIZATION, AND NATIONAL
STOCK MARKET RETURN
The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International
   indexes     database, the total market capitalization of Latin
American countries according to the International Finance Corporation Emerging Markets database, and the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indexes for the twelve months ended
   December 31, 1998    . Of course, these results are not indicative
of future stock market performance or the funds' performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indexes.
MARKET CAPITALIZATION. Companies outside the United States now make up nearly two-thirds of the world's stock market capitalization. According to Morgan Stanley Capital International, the size of the markets as measured in U.S. dollars grew from $____ billion in
19   97     to $____ billion in    1998    .
The following table measures the total market capitalization of certain countries according to the Morgan Stanley Capital International indexes database. The value of the markets are measured
in billions of U.S. dollars as of    December 31, 1998    .

TOTAL MARKET CAPITALIZATION
AUSTRALIA  $   JAPAN           $

AUSTRIA        NETHERLANDS

BELGIUM        NORWAY

CANADA         SINGAPORE/MALA
               YSIA

DENMARK        SPAIN

FRANCE         SWEDEN

GERMANY        SWITZERLAND

HONG KONG      UNITED
               KINGDOM

ITALY          UNITED STATES

The following table measures the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database. The value of the markets is measured in
billions of U.S. dollars as of    December 31. 1998    .

TOTAL MARKET CAPITALIZATION - LATIN AMERICA
Argentina     $

Brazil

Chile

Colombia

Mexico

Venezuela

[Peru]



Total Latin   $______
America


NATIONAL STOCK MARKET PERFORMANCE. Certain national stock markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indexes for
the twelve months ended    December 31, 1998    . The second table
shows the same performance as measured in local currency. Each table measures return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indexes composed of a sampling of selected companies representing an approximation of the market structure of the designated country.

STOCK MARKET PERFORMANCE
MEASURED IN U.S. DOLLARS
Australia   %  Japan            %

Austria        Netherlands

Belgium        Norway

Canada         Singapore/Mala
               ysia

Denmark        Spain

France         Sweden

Germany        Switzerland

Hong Kong      United
               Kingdom

Italy          United States

STOCK MARKET PERFORMANCE
MEASURED IN LOCAL CURRENCY
Australia   %  Japan            %

Austria        Netherlands

Belgium        Norway

Canada         Singapore/Mala
               ysia

Denmark        Spain

France         Sweden

Germany        Switzerland

Hong Kong      United
               Kingdom

Italy          United States

The following table shows the average annualized stock market returns
measured in U.S. dollars as of    December 31, 1998

STOCK MARKET PERFORMANCE
                Five Years Ended December   Ten Years Ended December 31,
                31, 1998                    1998



Germany

Hong Kong

Japan

Spain

United Kingdom

United States



PERFORMANCE COMPARISONS. A class's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on
yield. In addition to the mutual fund rankings,    a class's
p    erformance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other
organizations. When comparing thes   e indexe    s, it is important to
remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time,    a class's p    erformance may also be compared
to other mutual funds tracked by financial or business publications and periodicals. For example, a class may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time
may also be quoted in advertising.    A bond fund may advertise risk
ratings, including symbols or numbers, prepared by independent rating agencies.
A class's performance may also be compared to that of each index representing the universe of securities in which the fund may invest. The return of each index reflects reinvestment of all dividends and capital gains paid by securities included in each index. Unlike a class's returns, however, each index's returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
   Advisor Strategic Income may compare its performance to that of the Fidelity Strategic Income Composite Index which is a hypothetical representation of the performance of the fund's general investment categories according to their respective weightings in the fund's neutral mix. The Fidelity Strategic Income Composite Index represents Strategic Income's four general investment categories according to their respective weighting in the fund's neutral mix (40% high yield, 30% U.S. Government and investment-grade, 15% foreign developed markets and 15% emerging markets). The following indexes are used to calculate the Fidelity Strategic Income Composite Index: Merrill Lynch High Yield Master Index for the high yield category, Lehman Brothers Government Bond Index for the U.S. Government and investment grade category, Salomon Brothers Non-U.S. Dollar World Government Bond Index for foreign developed markets category, and J.P. Morgan Emerging Markets Bond Index Plus for the emerging markets category. The index weightings of the Fidelity Strategic Income Composite Index are rebalanced monthly.
       MERRILL LYNCH HIGH YIELD MASTER INDEX.    A market
capitalization-weighted index of all domestic and yankee high-yield bonds with an outstanding par value of at least $50 million and maturities of at least one year. Issues included in the index have a credit rating lower than BBB-Baa3 but are not in default (DDD1 or lower). Split-rated issues (i.e., rated investment-grade by one rating agency and high-yield by another) are included in the index based on the issue's corresponding composite rating. Structured-note issues, deferred interest bonds, and pay-in-kind bonds are excluded.
       LEHMAN BROTHERS GOVERNMENT BOND INDEX    is a market
capitalization-weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. Issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government.
       SALOMON BROTHERS NON-U.S. DOLLAR WORLD GOVERNMENT BOND INDEX
is a market capitalization-weighted index that is designed to reflect the performance of 16 world government bond markets, excluding the United States. Issues included in the index have fixed-rate coupons and maturities of one year or more.
       J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS    is a market
capitalization-weighted index of U.S. dollar- and other external currency-denominated Brady bonds, loans, Eurobonds, and local market debt instruments traded in emerging markets.
   Advisor Balanced may compare its performance to that of the Fidelity Balanced Composite Index which is a hypothetical representation of the performance of the fund's general investment categories using a weighting of 60% equity and 40% bond. The following indexes are used to calculate the Fidelity Balanced Composite Index:
Standard & Poor's 500 Index (S&P 500) for the equity category and the Lehman Brothers Aggregate Bond Index for the bond category. The index weightings of the Fidelity Balanced Composite Index are rebalanced monthly.
       S&P 500    is a market capitalization-weighted index of common
stocks.
       LEHMAN BROTHERS AGGREGATE BOND INDEX    is a market
capitalization-weighted for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities. Issues included in the index have an outstanding par value of at least $100 million and maturities of at least one year. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt. Mortgage-backed securities include 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Fannie Mae. Asset-backed securities include credit card, auto, and home equity loans.
   The Aggressive Asset Allocation Composite Index is a hypothetical representation of the performance of Asset Allocation's three asset classes according to their respective weighting in the fund's neutral mix (5% short-term/money market; 25% bonds; and 70% stocks). The weightings are rebalanced monthly. The following indices are used to calculate the asset allocation composite index: The Lehman Brothers 3-month Treasury Bill Index, representing the average of T-Bill rates for each of the prior three months, adjusted to a bond equivalent yield basis (short-term and money market instruments); the Lehman Brothers Aggregate Bond Index, a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year; and the S&P 500, a widely recognized unmanaged index of common stocks.
   Asset Allocation has the ability to invest in securities that are not included in any of the indices, and the fund's actual investment portfolio may not reflect the composition or the weighting of the indices used. The S&P 500 and the asset allocation composite index include reinvestment of income or dividends and are based on the prices of unmanaged groups of stocks or U.S. Treasury obligations. Unlike the fund's returns, the indices do not include the effect of paying brokerage commissions, spreads, or other costs of investing. Historical results are used for illustrative purposes only and do not reflect the past or future performance of the fund.
Each of Advisor TechnoQuant Growth, Advisor Strategic Opportunities,
Advisor    Retirement Growth,     Advisor Equity Growth, Advisor Large
Cap, Advisor    Dividend Growth,     Advisor Growth Opportunities,
Advisor Growth & Income, Advisor Equity Income,        Advisor
   Asset Allocation, and     Advisor Balanced may compare its
performance to that of the Standard & Poor's 500 Index, a market capitalization weighted index of common stocks.
   Advisor Small Cap may compare its performance to that of the Russell 2000 Index, a market capitalization-weighted index of 2,000 small company stocks.
   Advisor Mid Cap may compare its performance to that of the Standard & Poor's MidCap 400(registered trademark)Index, a market capitalization-weighted index of 400 medium-capitalization stocks.
Each of Advisor Overseas    and     Advisor    Diversified
International     may compare its performance to that of the Morgan
Stanley Capital International Europe, Australasia, Far East (EAFE) Index, a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside of the United States and Canada. The index returns for periods after January 1, 1997 are adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.
   Effective October 1, 1998, the country of Malaysia was removed from this index. The index returns reflect the inclusion of Malaysia prior to October 1, 1998.
Advisor International Capital Appreciation may compare its performance to that of the Morgan Stanley Capital International AC World Index ex USA (Gross), a market capitalization weighted equity index comprising __ countries, __ developed markets and __ emerging markets.
Advisor Europe Capital Appreciation Fund may compare its performance to that of the Morgan Stanley Capital International Europe Index, an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. The index returns for periods after January 1, 1997 are adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.
   Advisor Japan Fund may compare its performance to that of the Tokyo Stock Price Index (TOPIX), a market capitalization-weighted index of over 1100 stocks traded in the Japanese market.
   Advisor Latin America Fund may compare its performance to that of the Morgan Stanley Capital International Emerging Markets Free - Latin America Index, a market capitalization-weighted index of approximately 170 stocks traded in seven Latin American markets.
   Advisor Global Equity Fund may compare its performance to that of the Morgan Stanley Capital International World Index, an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. Effective October 1, 1998, the country of Malaysia was removed from this index. The index returns reflect the inclusion of Malaysia prior to October 1, 1998.
   Stocks are selected for the Morgan Stanley Capital International
(MSCI) indexes on the basis of industry representation, liquidity, sufficient float, and avoidance of cross-ownership. The MSCI Free index excludes those stocks that cannot be purchased by foreign investors in otherwise free markets.
Advisor Balanced may also compare its performance to the Lehman
Brothers Aggregate Bond Index, a    market capitalization-weighted
index     for investment-grade fixed-rate debt issues, including
government, corporate, asset-backed, and mortgage-backed securities. Issues included in the index have an outstanding par value of at least $100 million and maturities of at least one year. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt. Mortgage-backed securities include 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Fannie Mae. Asset-backed securities include credit card, auto, and home equity loans.
Each of Advisor High Yield and Advisor Strategic Income may compare its performance to that of the Merrill Lynch High Yield Master Index,
a    market capitalization-weighted index     of all domestic and
yankee high-yield bonds with an outstanding par value of at least $50 million and maturities of at least one year. Issues included in the index have a credit rating lower than BBB-/Baa3 but are not in default (DDD1 or lower). Split-rated issues (i.e., rated investment-grade by one rating agency and high-yield by another) are included in the index based on the issue's corresponding composite rating. Structured-note issues, deferred interest bonds, and pay-in-kind bonds are excluded. Advisor Mortgage Securities may compare its performance to that of the
Lehman Brothers Mortgage-Backed Securities Index, a m   arket
capitalization-weighted index o    f 15- and 30-year fixed-rate
securities backed by mortgage pools of the Government National
Mortgage Association (GNMA),    Fannie Mae and Federal Home Loan
Mortgage Corporation (FHLMC    ). Graduated payment mortgages and
balloons are included in the index, but buydowns, manufactured homes, and graduated equity mortgages are not included in the index.
Advisor Government Investment may compare its performance to that of the Lehman Brothers Government Bond Index, a market
   capitalization-weighted inde    x of U.S. Government and government
agency securities (other than mortgage securities) with maturities of one year or more. Issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government.
Advisor Intermediate Bond may compare its performance to that of the Lehman Brothers Intermediate Government/Corporate Bond Index, a market
   capitalization-weighted index for go    vernment and corporate
fixed-rate debt issues. Issues included in the index have an outstanding par value of at least $100 million and maturities between one and 10 years. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt. Advisor Short Fixed-Income may compare its performance to that of the Lehman Brothers 1-3 Year Government/Corporate Bond Index, a market
   capitalization-weighted index     for government and corporate
fixed-rate debt issues. Issues included in the index have an outstanding par value of at least $100 million and maturities between one and three years. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt.
   Advisor Emerging Markets Income may compare its performance to that of the J.P. Morgan Emerging Markets Bond Index Plus, a market capitalization-weighted index of U.S. dollar- and other external currency-denominated Brady bonds, loans, Eurobonds, and local market debt instruments traded in emerging markets.
   Each municipal bond fund may compare its performance to the Lehman Brothers Municipal Bond Index, a market capitalization-weighted index for investment-grade municipal bonds with maturities of one year or more. In addition, Advisor Intermediate Municipal Income may compare its performance to that of the Lehman Brothers 1-17 Year Municipal Bond Index, a market capitalization-weighted index for investment-grade municipal bonds with maturities between one and 17 years. Issues included in each index have been issued after December 31, 1990 and have an outstanding par value of at least $50 million. Subsequent to December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in each index.
A class may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different
indexes    .
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the
same method as th   e funds    . The funds may also compare
performance to that of other compilations or i   ndexe    s that may
be developed and made available in the future.
   A municipal bond fund     may compare and contrast in advertising
the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike municipal bond mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The sales charges of many municipal bond mutual funds are lower than the purchase cost of individual municipal bonds, which are generally subject to direct brokerage costs.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; model portfolios or allocations; and saving for college or other goals. In addition, Fidelity may quote or reprint financial or business publications and periodicals, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products.
Each fund may be advertised as part of certain asset allocation programs involving other Fidelity or non-Fidelity mutual funds. These asset allocation programs may advertise a model portfolio and its performance results.
Each fund may be advertised as part of a no transaction fee (NTF) program in which Fidelity and non-Fidelity mutual funds are offered. An NTF program may advertise performance results.
A class may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote the fund's current portfolio manager.
VOLATILITY. A class may quote various measures of volatility and
benchmark correlation in advertising. In addition,    the class
    may compare these measures to those of other funds. Measures of volatility seek to compare a class's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate a class's price movements over specific periods of time. Each point on the momentum indicator represents a class's percentage change in price movements over that period.
A    fund ma    y advertise examples of the effects of periodic
investment plans, including the principle of dollar cost averaging. In
such a program, an investor invests a fixed dollar amount    in a fund
    at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of November 30, FMR advised over $__ billion in    municipa    l
fund assets, $__ billion in taxable fixed-income fund assets, $__ billion in money market fund assets, $___ billion in equity fund assets, $__ billion in international fund assets, and $___ billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, each class of a bond fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A class's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
   PRIOR PERFORMANCE OF SIMILAR FUNDS
   Because Dividend Growth, Retirement Growth, Asset Allocation, Diversified International, Europe Capital Appreciation, Japan, Latin America, and Global Equity (Corresponding Funds) were new when this SAI was printed, their performance history is not included. However, Dividend Growth, Retirement Growth, Asset Allocation, Diversified International, Europe Capital Appreciation, Japan, and Latin America are modeled after the following existing registered funds, respectively: Fidelity Dividend Growth Fund, Fidelity Retirement Growth Fund, Fidelity Asset Manager: Growth, Fidelity Diversified International Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Japan Fund, and Fidelity Latin America Fund (Related
Funds).
   The Related Funds are managed by FMR, and have investment objectives, policies, and strategies that are substantially similar to the Corresponding Funds described in this SAI. The Related Funds, however, have different expenses and are sold through different distribution channels.
   Below you will find information about the prior performance of the Related Funds, not the performance of the CorrespondingFunds described in this SAI. The performance data of the Related Funds is net of advisory fees and other expenses.
   Although the Corresponding Funds described in this SAI have substantially similar investment objectives, policies and strategies as the corresponding Related Funds, you should not assume that the Corresponding Funds will have the same performance as the Related Funds. For example, a Corresponding Fund's future performance may be better or worse than the performance of its Related Fund due to, among other things, differences in sales charges, expenses, asset sizes and cash flows between the Corresponding Fund and its Related Fund.
       MOVING AVERAGES.    Like the funds, a Related Fund may
illustrate performance using moving averages. For December 31, 1998, the 13-week and 39-week long-term moving averages for each Related Fund are outlined in the chart below.

Fund Name         13 Week Long-Term   39 Week Long-Term
                  Moving Average      Moving Average

Fidelity          $                   $
Dividend
Growth Fund

Fidelity          $                   $
Retirement
Growth Fund

Fidelity Asset    $                   $
Manager:
Growth

Fidelity          $                   $
Diversified
International
Fund

Fidelity Europe   $                   $
Capital
Appreciation
Fund

Fidelity Japan    $                   $
Fund

Fidelity Latin    $                   $
America Fund


       CALCULATING HISTORICAL FUND RESULTS.    The following tables
show performance for each Related Fund calculated including certain Related Fund expenses for the period ended December 31, 1998. Fidelity Europe Capital Appreciation Fund, Fidelity Japan Fund, and Fidelity Latin America Fund have a maximum front-end sales charge of 3%, which is included in the average annual and cumulative returns. Return figures do not include the effect of paying Fidelity Europe Capital Appreciation Fund's, Fidelity Japan Fund's, or Fidelity Latin America Fund's $25 exchange fee, which was in effect from December 1, 1987 through October 23, 1989, or other charges for special transactions or services, such as Fidelity Europe Capital Appreciation Fund's 1.00% short-term trading fee for shares held less than 90 days, or Fidelity Japan Fund's or Fidelity Latin America Fund's 1.5% short-term trading fee for shares held less than 90 days.

              Average                       Cumulativ
              Annual                        e Returns
              Returns

              One       Five   Ten Years/   One        Five   Ten Years/
              Year      Years  Life of      Year       Years  Life of
                               Fund                           Fund

Fidelity       %         %      %            %          %      %
Dividend
Growth
Fund
(4/27/93)*

Fidelity       %         %          %+       %          %          %+
Retirement
Growth
Fund

Fidelity       %         %      %            %          %      %
Asset
Manager:
Growth
(12/30/91)
*

Fidelity       %         %      %            %          %      %
Diversified
Internation
al Fund
(12/27/91)
*

Fidelity       %        N/A     %            %         N/A     %
Europe
Capital
Appreciati
on Fund
(12/21/93)
*

Fidelity       %         %      %            %          %      %
Japan Fund
(9/15/92)*

Fidelity       %         %      %            %          %      %
Latin
America
Fund
(4/19/93)*

   * Commencement of Operations
   + 10 year return
   Note: If FMR had not reimbursed certain fund expenses during these periods, Fidelity Asset Manager: Growth's, Fidelity Diversified International Fund's, and Fidelity Japan Fund's returns would have been lower.
   The following tables show the income and capital elements of each Related Fund's cumulative return. The tables compare each Related Fund's return to the record of the Standard & Poor's 500 Index (S&P
500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the CPI, over the same period. The CPI information is as of the month-end closest to the initial investment date for each Related Fund. The S&P 500 and DJIA comparisons are provided to show how each Related Fund's return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Each Related Fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each Related Fund's returns, do not include the effect of brokerage commissions or other costs of investing.
   The following tables show the growth in value of a hypothetical $10,000 investment in each Related Fund during the past 10 years ended on the most recent calendar quarter of each Related Fund or life of each fund, as applicable, assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments (with the exception of foreign tax withholdings) have not been factored into the figures below.
       FIDELITY DIVIDEND GROWTH FUND:    During the period from April
27, 1993 (commencement of operations) to December 31, 1998, a hypothetical $10,000 investment in Fidelity Dividend Growth Fund would have grown to $____, assuming all distributions were reinvested.


FIDELITY DIVIDEND GROWTH FUND                                  INDEXES
Period        Value of    Value of       Value of       Total  S&P  DJIA  Cost of
Ended         Initial     Reinvested     Reinvested     Value  500        Living**
   Dece       $10,000     Dividend       Capital Gain
   mber       Investment  Distributions  Distributions
   31

1998          $           $              $              $      $    $     $

1997          $           $              $              $      $    $     $

1996          $           $              $              $      $    $     $

1995          $           $              $              $      $    $     $

1994          $           $              $              $      $    $     $

1993*         $           $              $              $      $    $     $


   * From April 27, 1993 (commencement of operations).
   ** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Fidelity Dividend Growth Fund on April 27, 1993, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to $____. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $____ for dividends and $____ for capital gains distributions.
       FIDELITY RETIREMENT GROWTH FUND:    During the ten-year period
ended December 31, 1998, a hypothetical $10,000 investment in Fidelity Retirement Growth Fund would have grown to $____, assuming all distributions were reinvested.


FIDELITY RETIREMENT GROWTH FUND                                    INDEXES
Period        Value of    Value of       Value of       Total      S&P        DJIA       Cost of
Ended         Initial     Reinvested     Reinvested     Value      500                   Living
   Dece       $10,000     Dividend       Capital Gain
   mber       Investment  Distributions  Distributions
   31

   1998          $           $              $              $          $          $          $

1997          $           $              $              $          $          $          $

1996          $           $              $              $          $          $          $

1995          $           $              $              $          $          $          $

1994          $           $              $              $          $          $          $

1993          $           $              $              $          $          $          $

1992          $           $              $              $          $          $          $

1991          $           $              $              $          $          $          $

1990          $           $              $              $          $          $          $

1989          $           $              $              $          $          $          $


   Explanatory Notes: With an initial investment of $10,000 in Fidelity Retirement Growth Fund on January 1, 1989, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to $____. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $____ for dividends and $____ for capital gains distributions.
       FIDELITY ASSET MANAGER: GROWTH:    During the period from
December 30, 1991 (commencement of operations) to December 31, 1998, a hypothetical $10,000 investment in Fidelity Asset Manager: Growth would have grown to $____, assuming all distributions were reinvested.


FIDELITY ASSET MANAGER: GROWTH                                     INDEXES
Period        Value of    Value of       Value of       Total      S&P        DJIA       Cost of
Ended         Initial     Reinvested     Reinvested     Value      500                   Living**
   Dece       $10,000     Dividend       Capital Gain
   mber       Investment  Distributions  Distributions
   31

   1998          $           $              $              $          $          $          $

1997          $           $              $              $          $          $          $

1996          $           $              $              $          $          $          $

1995          $           $              $              $          $          $          $

1994          $           $              $              $          $          $          $

1993          $           $              $              $          $          $          $

1992*         $           $              $              $          $          $          $


   * From December 30, 1991 (commencement of operations).
   ** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Fidelity Asset Manager: Growth made on December 30, 1991, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to $____. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $____ for dividends and $____ for capital gains distributions. Tax consequences of different investments have not been factored into the above figures.
       FIDELITY DIVERSIFIED INTERNATIONAL FUND:    During the period
from December 27, 1991 (commencement of operations) to December 31, 1998, a hypothetical $10,000 investment in Fidelity Diversified International Fund would have grown to $____, assuming all distributions were reinvested.


FIDELITY DIVERSIFIED INTERNATIONAL FUND                        INDEXES
Period        Value of    Value of       Value of       Total  S&P  DJIA  Cost of
Ended         Initial     Reinvested     Reinvested     Value  500        Living**
   Dece       $10,000     Dividend       Capital Gain
   mber       Investment  Distributions  Distributions
       31

199   8       $           $              $              $      $    $     $

1997          $           $              $              $      $    $     $

1996          $           $              $              $      $    $     $

1995          $           $              $              $      $    $     $

1994          $           $              $              $      $    $     $

1993          $           $              $              $      $    $     $

1992*         $           $              $              $      $    $     $


   * From December 27, 1991 (commencement of operations).
   ** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Fidelity Diversified International Fund on December 27, 1991, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their case value at the time they were reinvested) amounted to $____. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $____ for dividends and $____ for capital gain distributions.
       FIDELITY EUROPE CAPITAL APPRECIATION FUND:    During the period
from December 21, 1993 (commencement of operations) to December 31, 1998, a hypothetical $10,000 investment in Fidelity Europe Capital Appreciation Fund would have grown to $____, including the effect of the fund's 3% sales charge.


FIDELITY EUROPE CAPITAL APPRECIATION FUND                      INDEXES
Period        Value of    Value of       Value of       Total  S&P  DJIA  Cost of
Ended         Initial     Reinvested     Reinvested     Value  500        Living**
   Dece       $10,000     Dividend       Capital Gain
   mber       Investment  Distributions  Distributions
   31

199   8       $           $              $              $      $    $     $

1997          $           $              $              $      $    $     $

1996          $           $              $              $      $    $     $

1995          $           $              $              $      $    $     $

1994*         $           $              $              $      $    $     $


   * From December 21, 1993 (commencement of operations).
   ** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Fidelity Europe Capital Appreciation Fund on December 21, 1993, assuming the 3% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to $____. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $____ for dividends and $____ for capital gains distributions. The figures in the table do not include the effect of the fund's 1.0% short-term trading fee applicable to shares held less than 90 days.
       FIDELITY JAPAN FUND:    During the period from September 15,
1992 (commencement of operations) to December 31, 1998, a hypothetical $10,000 investment in Fidelity Japan Fund would have grown to $____, including the effect of the fund's 3% sales charge.


FIDELITY JAPAN FUND                                            INDEXES
Period        Value of    Value of       Value of       Total  S&P  DJIA  Cost of
Ended         Initial     Reinvested     Reinvested     Value  500        Living**
   Dece       $10,000     Dividend       Capital Gain
   mber       Investment  Distributions  Distributions
   31

199   8       $           $              $              $      $    $     $

1997          $           $              $              $      $    $     $

1996          $           $              $              $      $    $     $

1995          $           $              $              $      $    $     $

1994          $           $              $              $      $    $     $

1993          $           $              $              $      $    $     $

1992*         $           $              $              $      $    $     $


   * From September 15, 1992 (commencement of operations).
   ** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Fidelity Japan Fund on September 15, 1992, assuming the 3% sales charge had been in effect, the net amount investment in fund shares was $9,700. The cost of initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to $____. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $____ for dividends and $____ for capital gains distributions. The figures in the table do not include the effect of the fund's 1.5% short-term trading fee applicable to shares held less than 90 days.
       FIDELITY LATIN AMERICA FUND:    During the period from April
19, 1993 (commencement of operations) to December 31, 1998, a hypothetical $10,000 investment in Fidelity Latin America Fund would have grown to $____, including the effect of the fund's 3% sales charge.


FIDELITY LATIN AMERICA FUND                                    INDEXES
Period        Value of    Value of       Value of       Total  S&P  DJIA  Cost of
Ended         Initial     Reinvested     Reinvested     Value  500        Living**
   Dece       $10,000     Dividend       Capital Gain
   mber       Investment  Distributions  Distributions
   31

199   8       $           $              $              $      $    $     $

1997          $           $              $              $      $    $     $

1996          $           $              $              $      $    $     $

1995          $           $              $              $      $    $     $

1994          $           $              $              $      $    $     $

1993*         $           $              $              $      $    $     $


   * From April 19, 1993 (commencement of operations).
   ** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Fidelity Latin America Fund on April 19, 1993, assuming the 3% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time the were reinvested), amounted to $____. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $____ for dividends and $____ for capital gains distributions. The figures in the table do not include the effect of the fund's 1.5% short-term trading fee applicable to shares held less than 90 days.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
Pursuant to Rule 22d-1 und   er the 1    940 Act, FDC exercises its
right to waive Class A and Class T's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or
acquisition of any investment company or trust. In add   ition,
    FDC has chosen to waive Class A and Class T's front-end sales
charge in certain instan   ces du    e to sales efficiencies and
competitive considerations. The sales charge will not apply:
CLASS A SHARES ONLY
1. to shares purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA);
   2. to shares purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA) and accounts managed by third parties do not qualify for this waiver;
   3. to shares purchased by a broker-dealer for a managed account that is charged an asset-based fee. Employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA) do not qualify for this waiver;
   4. to shares purchased by a registered investment advisor that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee. Employee benefit plans (including 403(b) programs, but otherwise defined in ERISA) do not qualify for this waiver; or
   5. to shares purchased for (i) an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA) having $25 million or more in plan assets or (ii) an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA) that is part of an investment professional sponsored program that requires the participating employee benefit plan to initially invest in Class C or Class B shares and, upon meeting certain criteria, subsequently requires the plan to invest in Class A shares.
   A sales load waiver form must     accompany these transactions.
CLASS T SHARES ONLY
1. to shares purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA);
2. to shares purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Accounts managed by third parties do not qualify for this waiver;
3. to shares purchased by a broker-dealer for a managed account that is charged an asset-based fee;
4. to shares purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee;
5. to shares purchased for an employ   ee benefit plan (as defined by
ERISA (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly, Keogh/H.R. 10 plans), but including 403(b) programs));
   6. to shares purchased for a Fidelity or Fidelity Advisor account (including purchases by exchange) with the proceeds of a distribution from (i) an insurance company separate account used to fund annuity contracts for employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA) that are invested in Fidelity Advisor or Fidelity funds or (ii) an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA) that is invested in Fidelity Advisor or Fidelity funds. (Distributions other than those
transferred to an IR    A account must be transferred directly into a
Fidelity account.);
7. to shares purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;
8. to shares purchased with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end or contingent deferred sales charge;
9. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or FIL or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;
10. to shares purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;
11. to shares purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC;
12. to shares purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue
Code); or
13. to shares purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts.
A sales load waiver form mu   st acco    mpany these transactions.
CLASS B AND CLASS C SHARES ONLY
The contingent deferred sales charge (CDSC) on Class B and Class C shares may be waived (1) in the case of disability or death, provided that the shares are redeemed within one year following the death or the initial determination of disability; (2) in connection with a total or partial redemption related to certain distributions from retirement plans or accounts at age 70 1/2, which are permitted without penalty pursuant to the Internal Revenue Code; (3) in connection with redemptions through the Fidelity Advisor Systematic Withdrawal Program; or (4) (for Class C only) in connection with any redemptions from an employee benefit plan (including 403(b) programs but otherwise as defined by ERISA).
A sales load waiver form must accompany these transactions.
 INSTITUTIONAL CLASS SHARES ONLY
Institutional Class shares are offered to:
1. Broker-dealer managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, employee benefit plans (including 403(b) programs, but otherwise as defined by ERISA) must have at least $50 million in plan assets;
2. Registered investment advisor managed account programs, provided the registered investment advisor is not part of an organization primarily engaged in the brokerage business and the program (i) charges an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, non-employee benefit plan accounts in the program must be managed on a discretionary basis;
3. Trust institution and bank trust department managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Accounts managed by third parties are not eligible to purchase Institutional Class shares;
4. Insurance company separate accounts that will have at least $1 million invested in the Institutional Class of the Advisor funds; and
5. Current or former Trustees or officers of a Fidelity fund or current or retired officers, directors, or regular employees of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, or persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee.
   6. Insurance company employee benefit plan programs (including 403
(b) programs, but otherwise as defined in ERISA) that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Insurance company employee benefit plan programs include such programs offered by a broker-dealer affiliate of an insurance company, provided that the affiliate is not part of an organization primarily engaged in the brokerage business.
   For purchases made by managed account programs, insurance company separate accounts or insurance company employee benefit plan programs, FDC reserves the right to waive the requirement that $1 million be invested in the Institutional Class of the Advisor funds.
 FOR CLASS A AND CLASS T SHARES ONLY
FINDER'S FEE. For all funds except Advisor Short Fixed-Inc   ome, on
e    ligible purchases of (i) Class A shares in amounts of $1 million or more that qualify for a Class A load waiver, (ii) Class A shares in amounts of $25 million or more, or (iii) Class T shares in amounts of
$1 million    or more, investment professionals will be compensated
with a fee at the rate of 0.25% of the purchase amount. Except as
provided bel    ow, Class A eligible purchases are the following
purchases made through broker-dealers and banks: an individual trade of $25 million or more; an individual trade of $1 million or more that is load waived; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan
(inclu   din    g 403(b) programs, but otherwise as defined in ERISA))
past $25 million; a load waived trade that brings the value of the accumulated account(s) of an investor (including an employee benefit
plan (including 403(b) pro   gram    s, but otherwise as defined in
ERISA)) past $1 million; a trade for an investor with an accumulated account value of $25 million or more; a load waived trade for an investor with an accumulated account value of $1 million or more; an incremental trade toward an investor's $25 million "Letter of Intent"; and an incremental load waived trade toward an investor's $1 million "Letter of Intent". Except as provided below, Class T eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $1 million or more; a trade which brings the value of the accumulated account(s) of an investor (including an
employee benefit plan (including 403(b) programs, but otherwise    as
defin    ed in ERISA)) past $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent."
For Sh   ort Fix    ed-Income, on eligible purchases of (i) Class A
shares in amounts of $1 million or more, or (ii) Class T shares in amounts of $1 million or more, investment professionals will be compensated with a fee at the rate of 0.25% of the purchase amount.
Except as prov   ided     below, Class A eligible purchases are the
following purchases made through broker-dealers and banks: an individual trade of $1 million or more; a trade which brings the value of the accumulated account(s) of an investor (including an employee
benefit plan (including 403(b)    programs,     but otherwise as
defined in ERISA)) past $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent." Except as provided below, Class T eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $1 million or more; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan
(including 403(b) programs, but othe   rwise as     defined in ERISA))
past $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent."
Shar   es held by an insurance company separate account will be
aggregated at the client (e.g., the contract holder or plan sponsor) level, not at the separate account level. Upon request, anyone claiming eligibility for the .25% fee with respect to shares held by
an insurance com    pany separate account must provide FDC access to
records detailing purchases at the client level.
For the p   urpose of determining the availability of Class A or Class
T finder's fees, purchases of Class A or Class T shares made with the
proceeds     from the redemption of shares of any Fidelity fund will
not be considered "eligible purchases."
Except as provided below, any asse   ts on     which a finder's fee
has been paid will bear a contingent deferred sales charge (Class A or Class T CDSC) if they do not remain in Class A or Class T shares of the Fidelity Advisor Funds, or Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund, for a period of at least one uninterrupted year. The Class A or Class T CDSC will be 0.25% of the lesser of the cost of the Class A or Class T shares, as applicable, at the initial date of purchase or the value of those Class A or Class T shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A and Class T shares acquired through distributions (dividends or capital gains) will not be subject to a Class A or Class T CDSC. In determining the applicability and rate of any Class A or Class T CDSC at redemption, Class A or Class T shares representing reinvested dividends and capital gains will be redeemed first, followed by those Class A or Class T shares that have been held for the longest period of time.
With respect to sh   ares     held by an insurance company separate
account, the Class A or Class T CDSC does not apply.
With respect to employee benefit plans (including 403(   b)
prog    rams, but otherwise as defined in ERISA), the Class A or Class
T CDSC does not apply to the following types of redemptions: (i) plan loans or distributions or (ii) exchanges to non-Advisor fund investment options. With respect to Individual Retirement Accounts, the Class A or Class T CDSC does not apply to redemptions made for disability, payment of death benefits, or required partial distributions starting at age 70 1/2.
Investment professionals must    notify FDC in advance of a purchase
eligible for a finder's fee, and may be required to enter into an
agreement with FDC in order to recei    ve the finder's fee.
       CLASS A AND CLASS T SHARES ONLY
   COMBINED PURCHASE, RIGHTS OF ACCUMULATION AND LETTER OF INTENT PROGRAMS. The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Combined Purchase, Rights of Accumulation or Letter of Intent program: an individual, spouse and their children under age 21 purchasing for his/her or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).
   COMBINED PURCHASE. For your purchases to be aggregated for the purpose of qualifying for the Combined Purchase program, they must be made on the same day through one investment professional.
   RIGHTS OF ACCUMULATION. The current value of your holdings is determined at the NAV at the close of business on the day you purchase the Class A or Class T shares to which the current value of your holdings will be added. For your purchases and holdings to be aggregated for the purpose of qualifying for the Rights of Accumulation program, they must have been made through one investment professional.
   LETTER OF INTENT. You must file your Letter of Intent (Letter) with Fidelity within 90 days of the start of your purchases toward completing your Letter. For your purchases to be aggregated for the purpose of completing your Letter, they must be made through one investment professional. Your initial purchase toward completing your Letter must be at least 5% of the total investment specified in your Letter. Fidelity will register Class A or Class T shares equal to 5% of the total investment specified in your Letter in your name and will hold those shares in escrow. You will earn income dividends and capital gain distributions on escrowed Class A and Class T shares. The escrow will be released when you complete your Letter. You are not obligated to complete your Letter. If you do not complete your Letter, Fidelity will provide you with 30-days' written notice to pay the increased front-end sales charges due. If you do not pay the increased front-end sales charges within 30 days, Fidelity will redeem sufficient escrowed Class A or Class T shares to pay any applicable front-end sales charges. If you purchase more than the amount specified in your Letter and qualify for additional Class A or Class T front-end sales charge reductions, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months and the surplus amount will be applied to your purchase of additional Class A or Class T shares at the then-current offering price applicable to the total investment.
ALL CLASSES
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
DISTRIBUTIONS AND TAXES
DIVIDENDS. A portion of each fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the fund's income is derived from qualifying dividends. Because each fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the funds that qualify for the deduction will generally be less than 100%. For those funds whose income is primarily derived from interest, dividends will not qualify for the dividends-received deduction available to corporate shareholders. To the extent that a municipal fund's income is designated as federally tax-exempt interest, the daily dividends declared by the fund are also federally tax-exempt. Short-term capital gains are taxable as dividends, but do not qualify for the dividends-received deduction. For any fund that invests significantly in foreign securities, corporate shareholders should not expect fund dividends to qualify for the dividends-received deduction.
Each municipal fund purchases    municipal     securities whose
interest FMR believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal tax treatment of the structure.
   Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.
A portion of the gain on municipal bonds purchased at market discount
after April 30, 1993 is taxable to shareholders a   s ordinary
incom    e, not as capital gains.
CAPITAL GAINS DISTRIBUTIONS.    Each fund's long-term capital gains
distributions are federally taxable to shareholders generally as capital gains.
   [As of October 31, 1998, Advisor International Capital Appreciation had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on October 31, 199_, ____, and ____ , respectively, is available to offset future capital gains.]
   [As of, October 31, 1998, Advisor Overseas had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on October 31, 199_, ____, and ____ , respectively, is available to offset future capital gains.]
   [As of November 30, 1998, Advisor TechnoQuant Growth had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on November 30, 199_, ____, and ____ , respectively, is available to offset future capital gains.]
   [As of November 30, 1998, Advisor Small Cap had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on, 199_, ____, and ____ , respectively, is available to offset future capital gains.]
   [As of November 30, 1998, Advisor Strategic Opportunities had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on November 30, 199_, ____, and ____ , respectively, is available to offset future capital gains.]
   [As of November 30, 1998, Advisor Mid Cap had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on November 30, 199_, ____, and ____ , respectively, is available to offset future capital gains.]
   [As of November 30, 1998, Advisor Equity Growth had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on November 30, 199_, ____, and ____ , respectively, is available to offset future capital gains.]
   [As of November 30, 1998, Advisor Large Cap had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on November 30, 199_, ____, and ____ , respectively, is available to offset future capital gains.]
   [As of November 30, 1998, Advisor Growth Opportunities had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on November 30, 199_, ____, and ____ , respectively, is available to offset future capital gains.]
   [As of November 30, 1998, Advisor Growth & Income had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on November 30, 199_, ____, and ____ , respectively, is available to offset future capital gains.]
   [As of November 30, 1998, Advisor Equity Income had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on November 30, 199_, ____, and ____ , respectively, is available to offset future capital gains.]
   [As of November 30, 1998, Advisor Balanced had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on November 30, 199_, ____, and ____ , respectively, is available to offset future capital gains.]
   [As of December 31, 1998, Advisor Emerging Markets Income had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on December 31, 199_, ____, and ____ , respectively, is available to offset future capital gains.]
   [As of October 31, 1998, Advisor High Yield had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on October 31, 199_, ____, and ____ , respectively, is available to offset future capital gains.]
   [As of December 31, 1998, Advisor Strategic Income had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on December 31, 199_, ____, and ____ , respectively, is available to offset future capital gains.]
   [As of October 31, 1998, Advisor Government Investment had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on October 31, 199_, ____, and ____ , respectively, is available to offset future capital gains.]
   [As of October 31, 1998, Advisor Mortgage Securities had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on October 31, 199_, ____, and ____ , respectively, is available to offset future capital gains.]
   [As of October 31, 1998, Advisor Intermediate Bond had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on October 31, 199_, ____, and ____ , respectively, is available to offset future capital gains.]
   [As of October 31, 1998, Advisor Short Fixed-Income had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on October 31, 199_, ____, and ____ , respectively, is available to offset future capital gains.]
   [As of October 31, 1998, Advisor Municipal Income had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on October 31, 199_, ____, and ____ , respectively, is available to offset future capital gains.]
   [As of October 31, 1998, Advisor Intermediate Municipal Income had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on October 31, 199_, ____, and ____ , respectively, is available to offset future capital gains.]
       RETURNS OF CAPITAL.    If a fund's distributions exceed its
taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
STATE AND LOCAL TAX ISSUES. For mutual funds organized as business trusts, state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. Government securities. Some states limit this pass-through to mutual funds that invest a certain amount in U.S. Government securities, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for this benefit. The tax treatment of
your    dividends     from a fund will be the same as if you directly
owned a proportionate share of the U.S. Government securities. Because
the income earned on    certain     U.S. Government securities is
exempt from state and local personal income taxes, the portion of dividends from a fund attributable to these securities will also be
free from    state and local personal     income taxes. The exemption
from state and local personal income taxation does not preclude states from assessing other taxes on the ownership of U.S. Government securities.
FOREIGN TAX CREDIT OR DEDUCTION. Foreign governments may withhold taxes on dividends and interest earned by a fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements
with respect to fund share    s, a credit on their individual tax
returns.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax
consequences.    It is up to you or your tax preparer to determine
whether the sale of shares of a fund resulted in a capital gain or
loss or other tax consequence to yo    u. In addition to federal
income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of
the trusts are listed below.    The Board of Trustees governs each
fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each
fund, and review each fund's performance.     Except as indicated,
each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for
other funds advised by    FMR or its affiliate    s. The business
address of each Trustee, Member of the Advisory Board, and officer who
is an "interested person" (as defined in the    1940 Act)     is 82
Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments(registered trademark), P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (68), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc. Abigail Johnson, Vice President of certain Equity Funds, is Mr. Johnson's daughter.
J. GARY BURKHEAD (57), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (66), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (67), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (55), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement
products). Mr. Gates also is    a Trustee of the Forum for
International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National
Executiv    e Board of the Boy Scouts of America.
E. BRADLEY JONES (71), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (66), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association,
Director of the Yale-New Haven Health Services Corp. (1998),     a
Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (65), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (70), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (65), Trustee (1993), is Chairman of the Board, of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993), Imation Corp. (imaging and information storage, 1997).
*ROBERT C. POZEN (52), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (70), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). DWIGHT D. CHURCHILL (45), is Vice President of Bond Funds, Group Leader of the Bond Group, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.
ABIGAIL P. JOHNSON (37), is Vice President of certain Equity Funds
(1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.
FRED L. HENNING, JR. (59), is Vice President of Fidelity's Fixed-Income Group (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
BART A. GRENIER, (39), is Vice President of certain High-Income Bond Funds (1997). Mr. Grenier rejoined Fidelity in August 1997 from DDJ Capital Management, LLC, where he had served as Managing Director since April 1997. Mr. Grenier originally joined Fidelity in 1991 as a senior analyst. Mr. Grenier served as a Director of High-Income Group Research and as Director of U.S. Equity Research from 1994 to March 1996. He later became Group Leader of the Income-Growth and Asset Allocation-Income Groups in 1996 and Assistant Equity Division Head in 1997.
ROBERT A. LAWRENCE (46), is Vice President of certain Equity Funds
(1997), Vice President of Fidelity Real Estate High Income Fund (1995) and Fidelity Real Estate High Income Fund II (1996), and Senior Vice President of FMR (1993).
RICHARD A. SPILLANE, JR. (47), is Vice President of certain Equity Funds and Senior Vice President of FMR (1997). Since joining Fidelity, Mr. Spillane is Chief Investment Officer for Fidelity International, Limited. Prior to that position, Mr. Spillane served as Director of Research.
   JOHN H. CARLSON (48), is Vice President of Advisor Emerging Markets Income (1996), Advisor Strategic Income (1996), and other funds advised by FMR. Prior to joining Fidelity in 1995, Mr. Carlson spent three years with Lehman Brothers as executive director of emerging markets and senior vice president and head trader at Lehman's Latin American emerging markets fixed-income desk.
   C. ROBERT CHOW (37), is Vice President of Advisor Equity Income
(1998). Prior to his current responsibilities, Mr. Chow worked as an analyst and portfolio manager for a variety of Fidelity funds.
   KATHERINE COLLINS (30), is Vice President of Advisor Mid Cap
(1998), and another fund advised by FMR. Prior to her current responsibilities, Ms. Collins has managed a variety of other Fidelity funds.
   ANDREW J. DUDLEY (34), is Vice President of Advisor Short Fixed-Income (1998), and other funds advised by FMR. Prior to joining Fidelity as a portfolio manager in 1996, Mr. Dudley worked as a quantitative analyst and portfolio manager at Putnam Investments for five years.
MARGARET L. EAGLE (49), is Vice President of Advisor High Yield and Advisor Strategic Income (1997). Prior to her current responsibilities, Ms. Eagle was a fixed-income analyst and managed a variety of Fidelity funds.
   GREGORY FRASER (38), is Vice President of Advisor Diversified International (1998). Prior to his current responsibilities, Mr. Fraser has managed a variety of Fidelity funds.
KEVIN E. GRANT (38), is Vice President of Advisor Balanced (1996),
   Advisor Strategic Income (1998)     and Advisor Intermediate Bond
(1995), and other funds advised by FMR. Since joining Fidelity in 1993, Mr. Grant has managed a variety of Fidelity funds. Prior to joining Fidelity, Mr. Grant was vice president and chief mortgage strategist at Morgan Stanley for three years.
   RICHARD C. HABERMANN (58), is Vice President of Advisor Asset Allocation (1998) and Advisor Global Equity (1998). Prior to his current responsibilities, Mr. Habermann has managed a variety of Fidelity funds.
HARRIS LEVITON (37), is Vice President of Advisor Strategic Opportunities (1996). Prior to his current responsibilities, Mr. Leviton has managed a variety of Fidelity funds.
   HARRY W. LANGE (46), is Vice President of Advisor Small Cap (1998). Prior to his current responsibilities, Mr. Lange has managed a variety of Fidelity funds.
NORMAN U. LIND (42), is Vice President of Advisor Intermediate Municipal Income (1998) and other funds advised by FMR. Prior to his current responsibilities, Mr. Lind has managed a variety of Fidelity funds.
   KEVIN R. McCAREY (38), is Vice President of Advisor International Capital Appreciation (1997), Advisor Europe Capital Appreciation
(1998), and other funds advised by FMR. Prior to his current responsibilities, Mr. McCarey has managed a variety of Fidelity funds.
RICHARD R. MACE, JR. (37), is Vice President of Advisor Overseas
(1996), and other funds advised by FMR. Prior to his current responsibilities, Mr. Mace has managed a variety of Fidelity funds.
   CHARLES MANGUM (34), is Vice President of Advisor Dividend Growth
(1998). Prior to his current responsibilities, Mr. Mangum has managed a variety of Fidelity funds.
   BRENDA A. REED (37), is Vice President of Advisor Japan (1998). Prior to her current responsibilities, Ms. Reed has managed a variety of Fidelity funds.
   PATRICIA SATTERTHWAITE (39), is Vice President of Advisor Latin America (1998). Prior to her current responsibilities, Ms. Satterthwaite has managed a variety of Fidelity funds.
   J. FERGUS SHIEL (41), is Vice President of Advisor Retirement Growth (1998). Prior to his current responsibilities, Mr. Shiel has managed a variety of Fidelity funds.
   THOMAS J. SILVIA (37), is Vice President of Advisor Mortgage Securities (1998), Advisor Government Investment (1998), and another fund advised by FMR. Prior to his current responsibilities, Mr. Silvia worked as a senior mortgage trader.
BETH TERRANA (41), is Vice President of Advisor Growth & Income
(1996), and other funds advised by FMR. Prior to her current responsibilities, Ms. Terrana managed a variety of Fidelity funds.
   CHRISTINE JONES THOMPSON (40), is Vice President of Advisor Municipal Income (1998), and other funds advised by FMR. Prior to her current responsibilities, Ms. Thompson has managed a variety of Fidelity funds.
JENNIFER S. UHRIG (37), is Vice President of Advisor Equity Growth
(1996), and other funds advised by FMR. Prior to her current responsibilities, Ms. Uhrig has managed a variety of Fidelity funds. GEORGE A. VANDERHEIDEN (53), is Vice President of Advisor Growth Opportunities, and other funds advised by FMR. Prior to his current responsibilities, Mr. Vanderheiden has managed a variety of Fidelity funds.
ERIC D. ROITER (50), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
   MATTHEW N. KARSTETTER (37), Deputy Treasurer (1998), is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).
STANLEY N. GRIFFITH (52), Assistant Vice President (1998), is Assistant Vice President of Fidelity's Fixed-Income Funds (1998) and an employee of FMR Corp.
JOHN H. COSTELLO (52), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
THOMAS J. SIMPSON (40), Assistant Treasurer (1996), is Assistant Treasurer of Fidelity's Fixed-Income Funds (1998) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his
or her services for the fiscal year ended in    1998, or calendar year
ended December 31, 1998, as applicable.

COMPENSATION TABLE
AGGREGATE        J. Gary     Ralph F. Cox  Phyllis Burke Davis  Robert
COMPENSAT        Burkhead**                                     M.
ION FROM A                                                      Gates
FUND

Advisor Latin    $           $             $                    $
America+

Advisor Japan+   $           $             $                    $

Advisor Europe   $           $             $                    $
Capital
Appreciation+

Advisor          $           $             $                    $
International
Capital
Appreciation

Advisor          $           $             $                    $
Overseas

Advisor          $           $             $                    $
Diversified
International+

Advisor Global   $           $             $                    $
Equity+

Advisor          $           $             $                    $
TechnoQuant
Growth

Advisor Small    $           $             $                    $
Cap+

Advisor          $           $             $                    $
Strategic
Opportunities

Advisor          $           $             $                    $
MidCap

Advisor          $           $             $                    $
Retirement
Growth+

Advisor Equity   $           $             $                    $
Growth

Advisor Large    $           $             $                    $
Cap

Advisor          $           $             $                    $
Dividend
Growth+

Advisor Growth   $           $             $                    $
Opportunities

Advisor Growth   $           $             $                    $
& Income

Advisor Equity   $           $             $                    $
Income

Advisor Asset    $           $             $                    $
Allocation+

Advisor          $           $             $                    $
Balanced

Advisor          $           $             $                    $
Emerging
Markets
Income

Advisor High     $           $             $                    $
Yield

Advisor          $           $             $                    $
Strategic
Income

Advisor          $           $             $                    $
Government
Investment

Advisor          $           $             $                    $
Mortgage
Securities

Advisor          $           $             $                    $
Intermediate
Bond

Advisor Short    $           $             $                    $
Fixed-Income

Advisor          $           $             $                    $
Municipal
Income

Advisor          $           $             $                    $
Intermediate
Municipal
Income

TOTAL             $          $             $                    $
COMPENSA
TION FROM
THE FUND
COMPLEX*,
A

AGGREGATE        Edward    E.             Donald  Peter
COMPENSAT        C.        Bradley Jones  J.      S.
ION FROM A       Johnson                  Kirk    Lynch
FUND             3d**                             **

Advisor Latin    $         $              $       $
America+

Advisor Japan+   $         $              $       $

Advisor Europe   $         $              $       $
Capital
Appreciation+

Advisor          $         $              $       $
International
Capital
Appreciation

Advisor          $         $              $       $
Overseas

Advisor          $         $              $       $
Diversified
International+

Advisor Global   $         $              $       $
Equity+

Advisor          $         $              $       $
TechnoQuant
Growth

Advisor Small    $         $              $       $
Cap+

Advisor          $         $              $       $
Strategic
Opportunities

Advisor          $         $              $       $
MidCap

Advisor          $         $              $       $
Retirement
Growth+

Advisor Equity   $         $              $       $
Growth

Advisor Large    $         $              $       $
Cap

Advisor          $         $              $       $
Dividend
Growth+

Advisor Growth   $         $              $       $
Opportunities

Advisor Growth   $         $              $       $
& Income

Advisor Equity   $         $              $       $
Income

Advisor Asset    $         $              $       $
Allocation+

Advisor          $         $              $       $
Balanced

Advisor          $         $              $       $
Emerging
Markets
Income

Advisor High     $         $              $       $
Yield

Advisor          $         $              $       $
Strategic
Income

Advisor          $         $              $       $
Government
Investment

Advisor          $         $              $       $
Mortgage
Securities

Advisor          $         $              $       $
Intermediate
Bond

Advisor Short    $         $              $       $
Fixed-Income

Advisor          $         $              $       $
Municipal
Income

Advisor          $         $              $       $
Intermediate
Municipal
Income

TOTAL            $         $              $       $
COMPENSA
TION FROM
THE FUND
COMPLEX*,
A


AGGREGATE        William   Gerald C. McDonough  Marvin L. Mann  Robert  C.   Thomas R.
COMPENSAT        O. McCoy                                       Pozen        Williams
ION FROM A                                                      **
FUND

Advisor Latin    $         $                    $               $            $
America+

Advisor Japan+   $         $                    $               $            $

Advisor Europe   $         $                    $               $            $
Capital
Appreciation+

Advisor          $         $                    $               $            $
International
Capital
Appreciation

Advisor          $         $                    $               $            $
Overseas

Advisor          $         $                    $               $            $
Diversified
International+

Advisor Global   $         $                    $               $            $
Equity+

Advisor          $         $                    $               $            $
TechnoQuant
Growth

Advisor Small    $         $                    $               $            $
Cap+

Advisor          $         $                    $               $            $
Strategic
Opportunities

Advisor          $         $                    $               $            $
MidCap

Advisor          $         $                    $               $            $
Retirement
Growth+

Advisor Equity   $         $                    $               $            $
Growth

Advisor Large    $         $                    $               $            $
Cap

Advisor          $         $                    $               $            $
Dividend
Growth+

Advisor Growth   $         $                    $               $            $
Opportunities

Advisor Growth   $         $                    $               $            $
& Income

Advisor Equity   $         $                    $               $            $
Income

Advisor Asset    $         $                    $               $            $
Allocation+

Advisor          $         $                    $               $            $
Balanced

Advisor          $         $                    $               $            $
Emerging
Markets
Income

Advisor High     $         $                    $               $            $
Yield

Advisor          $         $                    $               $            $
Strategic
Income

Advisor          $         $                    $               $            $
Government
Investment

Advisor          $         $                    $               $            $
Mortgage
Securities

Advisor          $         $                    $               $            $
Intermediate
Bond

Advisor Short    $         $                    $               $            $
Fixed-Income

Advisor          $         $                    $               $            $
Municipal
Income

Advisor          $         $                    $               $            $
Intermediate
Municipal
Income

TOTAL            $         $                    $               $            $
COMPENSA
TION FROM
THE FUND
COMPLEX*,
A


   * Information is for the calendar year ended December 31, 1998 for ___ funds in the complex.
** Interested trustees of each fund and Mr. Burkhead are compensated by FMR.
+ Estimated
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the
calendar year ended December 31, 199   8    , the Trustees accrued
required deferred compensation from the funds as follows: Ralph F. Cox, $___, Phyllis Burke Davis, $___, Robert M. Gates, $___, E. Bradley Jones, $___, Donald J. Kirk, $___, William O. McCoy, $___, Gerald C. McDonough, $___, Marvin L. Mann, $___, and Thomas R. Williams, $___. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation: Ralph F. Cox, $___, Marvin L. Mann, $___, and Thomas R. Williams, $___.
B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each non-interested Trustee: Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
D The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
E The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
F The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
G The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
H The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
I The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
J The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
K The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
L The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
M The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
N The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
O The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
P The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
Q The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
R The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
S The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
T The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
U The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
V The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
W The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
X The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
Y The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
Z The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
++ The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
+++ The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
(dagger) The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
(dagger)(dagger) The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
(dagger)(dagger)(dagger) The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald
J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Marvin
L. Mann, $__, and Thomas R. Williams, $__.
++++ [Certain of the non-interested trustees' aggregate compensation from certain funds includes accrued voluntary deferred compensation as follows: ___________________.]
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
   As of the public offering of shares of Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor Diversified International, Advisor Global Equity, Advisor Small Cap, Advisor Retirement Growth, Advisor Dividend Growth, and Advisor Asset Allocation, 100% of each fund's total outstanding shares was held by [FMR/an FMR affiliate]. FMR Corp. is the ultimate parent company of [FMR/this FMR affiliate]. By virtue of his ownership interest in FMR Corp., as described in the "Control of Investment Advisers" section on page ___, Mr. Edward C. Johnson 3d, President and Trustee of the fund, may be deemed to be a beneficial owner of these shares.
   As of December 31, 1998, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than __% of the fund's total outstanding shares.
As of    December 31, 1998    , the following owned of record or
beneficially 5% or more (up to and including 25%) of the classes of the following Advisor funds:

[As of    December 31, 1998    , approximately ____% of [__________]'s
total outstanding shares were held by [____________]; approximately ___% of [____________]'s total outstanding shares were held by [____________]; and approximately ___% of [____________]'s total outstanding shares were held by [______________].]
[A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.]
CONTR   OL O    F INVESTMENT ADVISERS
FMR Corp., organized in 1   972, i    s the ultimate parent company of
FMR, FIMM, FMR U.K., and FMR Far East. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity Internation   al Limited (FIL), a Bermuda company formed in
1968, is the ultimate parent company of FIIA, FIJ, and FIIA(U.K.)L. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIL provides investment advisory services to non-U.S. investment companies and institutional
in    vestors investing in securities throughout the world.
Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.

MANAGEMENT CONTRACTS
Each fund h   as entered into a management contract with FMR, pursuant
to which FMR furnishes investment advisory and other services. MANAGEMENT SERVICES. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, as applicable, each fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEES. For the services    of FMR under the management
contract, Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor International Capital Appreciation, Advisor Diversified International, Advisor Global Equity, Advisor TechnoQuant Growth, Advisor Small Cap, Advisor Mid Cap, Advisor Retirement Growth, Advisor Equity Growth, Advisor Large Cap, Advisor Dividend Growth,
Adviso    r Growth & Income, Advisor Equity Income, Advisor Asset
Allocation, Advisor Balanced, Advisor Emerging Markets Income, Advisor High Yield, Advisor Strategic Income, Advisor Government Investment, Advisor Mortgage Securities, Advisor Intermediate Bond, Advisor Short Fixed-Income, Advisor Municipal Income, and Advisor Intermediate Municipal Income each pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
For the services of FMR under the management contract, Advisor Overseas, Advisor Strategic Opportunities, and Advisor Growth Opportunities each pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of the performance of Advisor Strategic Opportunities and Advisor Growth Opportunities to that of the S&P 500 and the performance of Advisor Overseas to that of Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE).
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
The fol   lowing i    s the fee schedule for the bond funds.

BOND FUNDS
GROUP FEE RATE SCHEDULE      EFFECTIVE ANNUAL FEE RATES

Average Group    Annualized  Group Net       Effective Annual Fee
Assets           Rate        Assets          Rate

 0 - $3 billion  .3700%       $ 0.5 billion  .3700%

 3 - 6           .3400         25            .2664

 6 - 9           .3100         50            .2188

 9 - 12          .2800         75            .1986

 12 - 15         .2500         100           .1869

 15 - 18         .2200         125           .1793

 18 - 21         .2000         150           .1736

 21 - 24         .1900         175           .1690

 24 - 30         .1800         200           .1652

 30 - 36         .1750         225           .1618

 36 - 42         .1700         250           .1587

 42 - 48         .1650         275           .1560

 48 - 66         .1600         300           .1536

 66 - 84         .1550         325           .1514

 84 - 120        .1500         350           .1494

 120 - 156       .1450         375           .1476

 156 - 192       .1400         400           .1459

 192 - 228       .1350         425           .1443

 228 - 264       .1300         450           .1427

 264 - 300       .1275         475           .1413

 300 - 336       .1250         500           .1399

 336 - 372       .1225         525           .1385

 372 - 408       .1200         550           .1372

 408 - 444       .1175

 444 - 480       .1150

 480 - 516       .1125

 Over 516        .1100

The group fee rate is calculated o   n a cumulative basis pursuant to
the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $___ billion of group net assets - the approximate level for
[December] 1998 - was __%, which is     the weighted average of the
respective fee rates for each level of group net assets up to $__
bill   io    n.
The following is the f   ee sche    dule for the equity funds.

EQUITY FUNDS
GROUP FEE RATE SCHEDULE      EFFECTIVE ANNUAL FEE RATES

Average Group    Annualized  Group Net       Effective Annual Fee
Assets            Rate       Assets          Rate

 0 - $3 billion  .5200%       $ 0.5 billion  .5200%

 3 - 6           .4900         25            .4238

 6 - 9           .4600         50            .3823

 9 - 12          .4300         75            .3626

 12 - 15         .4000         100           .3512

 15 - 18         .3850         125           .3430

 18 - 21         .3700         150           .3371

 21 - 24         .3600         175           .3325

 24 - 30         .3500         200           .3284

 30 - 36         .3450         225           .3249

 36 - 42         .3400         250           .3219

 42 - 48         .3350         275           .3190

 48 - 66         .3250         300           .3163

 66 - 84         .3200         325           .3137

 84 - 102        .3150         350           .3113

 102 - 138       .3100         375           .3090

 138 - 174       .3050         400           .3067

 174 - 210       .3000         425           .3046

 210 - 246       .2950         450           .3024

 246 - 282       .2900         475           .3003

 282 - 318       .2850         500           .2982

 318 - 354       .2800         525           .2962

 354 - 390       .2750         550           .2942

 390 - 426       .2700

 426 - 462       .2650

 462 - 498       .2600

 498 - 534       .2550

 Over 534        .2500

The group fee rate is    calculated on a cumulative basis pursuant to
the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $___ billion of group net assets - the approximate level for [December] 1998 - was __%, which is the weighted average of the respective fee rates for each level of group net assets up to $__ billion.
The individual fund fee rate for each fund (ex   cep    t Advisor
Overseas, Advisor Strategic Opportunities and Advisor Growth Opportunities) is set forth in the following chart. Based on the
average group net assets of the funds advised    by F    MR for
December 1998 the annual management fee rate would be calculated as follows:

                                       GROUP FEE RATE       INDIVIDUAL FUND FEE RATE       MANAGEMENT FEE
                                                                                           RATE

Advisor Latin America*                  %              +     0.45%                    =    %

Advisor Japan*                                         +     0.45%                    =

Advisor Europe Capital Appreciation*                   +     0.45%                    =

Advisor International Capital                          +     0.45%                    =
Appreciation

Advisor Diversified International*                     +     0.45%                    =

Advisor Global Equity*                                 +     0.45%                    =

Advisor TechnoQuant Growth                             +     0.30%                    =

Advisor Small Cap*                                     +     0.45%                    =

Advisor Mid Cap                                        +     0.30%                    =

Advisor Retirement Growth*                             +     0.30%                    =

Advisor Equity Growth                                  +     0.30%                    =

Advisor Large Cap                                      +     0.30%                    =

Advisor Dividend Growth*                               +     0.30%                    =

Advisor Growth & Income                                +     0.20%                    =

Advisor Equity Income                                  +     0.20%                    =

Advisor Asset Allocation*                              +     0.30%                    =

Advisor Balanced                                       +     0.15%                    =

Advisor Emerging Markets Income                        +     0.55%                    =

Advisor High Yield                                     +     0.45%                    =

Advisor Strategic Income                               +     0.45%                    =

Advisor Government Investment                          +     0.30%                    =

Advisor Mortgage Securities                            +     0.30%                    =

Advisor Intermediate Bond                              +     0.30%                    =

Advisor Short Fixed-Income                             +     0.30%                    =

Advisor Municipal Income                               +     0.25%                    =

Advisor Intermediate Municipal Income                  +     0.25%                    =


* Estimated
Th   e individual fund fee rate for Advisor Overseas, Advisor
Strategic Opportunities and Advisor Growth Opportunities is set forth in the following chart. Based on the average group net assets of the
funds advised by FMR for December 1998, each fund's annual bas    ic
fee rate would be calculated as follows:

                                 GROUP FEE RATE       INDIVIDUAL FUND FEE RATE       BASIC FEE RATE

Advisor Overseas                                 +     0.45%                    =

Advisor Strategic Opportunities                  +     0.30%                    =

Advisor Growth Opportunities                     +     0.30%                    =


One-twelfth of the basic fee rate or the management fee rate, as applicable, is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month. COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for each of Advisor Overseas, Advisor Strategic Opportunities, and Advisor Growth Opportunities is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the S&P 500 (Advisor Strategic Opportunities and Advisor Growth Opportunities), or the cap-weighted EAFE (Overseas) (the Indices) over the same period. The performance period consists of the most recent month plus the previous 35 months.
Each percentage point of difference, calculated to the nearest 0.01% (for Advisor Overseas, Advisor Strategic Opportunities, and Advisor Growth Opportunities) (up to a maximum difference of(plus/minus)10.00) is multiplied by a performance adjustment rate of 0.02%.
For the purposes of calculating the performance adjustment for each of Advisor Overseas, Advisor Strategic Opportunities, and Advisor Growth Opportunities, the fund's investment performance will be based on the average performance of all classes of the fund weighted according to their average assets for each month in the performance period.
The performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to each fund's average net assets throughout the month, giving a dollar amount which will be added to (or subtracted from) the basic fee.
The maximum annualized adjustment rate is    (plus/minus)0.20    %
(for Advisor Overseas, Advisor Strategic Opportunities, and Advisor Growth Opportunities) of a fund's average net assets over the performance period.
A class's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the class are treated as if reinvested in that class's shares at the NAV as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.
Because the adjustment to the basic fee is based on a fund's performance compared to the investment record of the applicable Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of each fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
For Morgan Stanley Capital Interna   tional Europe, Australasia, Far
East Index, the index returns for periods prior to January 1, 1997 are adjusted for tax withholding at non-treaty rates. The index returns for periods after January 1, 1997 are adjusted for tax withholding at
treaty rates applicable to U.S.-based mutu    al funds organized as
Massachusetts business trusts.
The following table shows the am   ount of m    anagement fees paid by
each fund to FMR for the past three fiscal years, and the amount of negative or positive performance adjustments to the management fees paid by Advisor Overseas, Advisor Strategic Opportunities, and Advisor Growth Opportunities.

                                            FISCAL   PERFORMANCE  MANAGEMENT FEES PAID TO
                                            YEAR     ADJUSTMENT   FMR+
                                            ENDED

ADVISOR INTERNATIONAL CAPITAL               10/31
APPRECIATION

1998#                                                  N/A         $

ADVISOR OVERSEAS                            10/31

1998

1997

1996

ADVISOR TECHNOQUANT                         11/30
GROWTH

1998                                                   N/A

1997**                                                 N/A

ADVISOR SMALL CAP                           11/30

1998***                                                N/A

ADVISOR STRATEGIC                           11/30
OPPORTUNITIES

1998

1/1/97- 11/30/97++

1996

ADVISOR MID CAP                             11/30

1998                                                   N/A

1997

1996****

ADVISOR EQUITY GROWTH                       11/30

1998                                                   N/A

1997

1996

ADVISOR LARGE CAP                           11/30

1998                                                   N/A

1997

1996****

ADVISOR GROWTH                              11/30
OPPORTUNITIES

1998

11/1/97 - 11/30/97+++

1997

1996

                                            FISCAL   PERFORMANCE  MANAGEMENT FEES PAID TO
                                            YEAR     ADJUSTMENT   FMR+
                                            ENDED

ADVISOR GROWTH & INCOME                     11/30

1998                                                   N/A

1997**                                                 N/A

ADVISOR EQUITY INCOME                       11/30

1998                                                   N/A

1997                                                   N/A

1996                                                   N/A

ADVISOR BALANCED                            11/30

11/1/98 - 11/30/98(dagger)                             N/A

1998                                                   N/A

1997                                                   N/A

1996                                                   N/A

ADVISOR EMERGING MARKETS                    12/31
INCOME

1998                                                   N/A

1997                                                   N/A

1996                                                   N/A

ADVISOR HIGH YIELD                          10/31

1998                                                   N/A

1997                                                   N/A

1996                                                   N/A

ADVISOR STRATEGIC INCOME                    12/31

1998                                                   N/A

1997                                                   N/A

1996                                                   N/A

ADVISOR GOVERNMENT                          10/31
INVESTMENT

1998                                                   N/A

1997                                                   N/A

1996                                                   N/A

ADVISOR MORTGAGE SECURITIES                 10/31

1998                                                   N/A

8/1/97 - 10/31/97++++                                  N/A

1997                                                   N/A

1996                                                   N/A

ADVISOR INTERMEDIATE BOND                   10/31

12/1/97 - 10/31/98(dagger)(dagger)                     N/A

1997                                                   N/A

1996                                                   N/A

ADVISOR SHORT FIXED-INCOME                  10/31

1998                                                   N/A

1997                                                   N/A

1996                                                   N/A

ADVISOR MUNICIPAL INCOME                    10/31

1998                                                   N/A

1997                                                   N/A

1996                                                   N/A

ADVISOR INTERMEDIATE                        10/31
MUNICIPAL
INCOME

12/1/98 - 10/31/98(dagger)(dagger)(dagger)             N/A

1997                                                   N/A

1996                                                   N/A


# Adviso   r Internati    onal Capital Appreciation commenced
operations on November 3, 1997.
* Including the    a    mount of the performance adjustment.
** Advisor TechnoQuant Growth and Advisor Growth & Income commenced operations on December 31, 1996.
*** Advisor Sm   all Ca    p commenced operations on September 9,
1998.
**** Advisor Mid Cap and Advisor Large Cap commenced operations on February 20, 1996.
+ Including the amount of the performance adjustment.
++ For the fiscal period November 1, 1997 through November 30, 1997. +++ For the fiscal period January 1, 1997 through November 30, 1997. ++++ For the fiscal period August 1, 1997 through October 31, 1997.
(dagger) For the fiscal perio   d November 1, 1998 through November
30, 1998.
   (dagger)(dagger) For the fiscal period December 1, 1997 through October 31, 1998.
   (dagger)(dagger)(dagger) For the fiscal period Dec    ember 1, 1997
through October 31, 1998.
During the reporti   ng period, FMR voluntarily modified the
breakpoints in the group fee rate schedules on January 1, 1996 to
provide for lower managem    ent fee rates as FMR's assets under
management increase.
FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or termination. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a class's total returns and yield, and repayment of the reimbursement by a class will lower its total returns and yield.
SUB-ADVISERS. On behalf of Advisor Strategic Income, Advisor Government Investment, Advisor Mortgage Securities, Advisor Intermediate Bond, Advisor Short Fixed-Income, Advisor Municipal Income, and Advisor Intermediate Municipal Income, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for choosing investments for the funds.
On behalf of Advisor Asset Allocation and Advisor Balanced, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM chooses certain investments for the funds.
Under the terms of the sub-advisory agreements for Advisor Strategic Income, Advisor Government Investment, Advisor Mortgage Securities, Advisor Intermediate Bond, Advisor Short Fixed-Income, Advisor Municipal Income, and Advisor Intermediate Municipal Income, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.
Under the terms of the sub-advisory agreements for Advisor Asset Allocation and Advisor Balanced, FMR pays FIMM fees equal to 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FIMM. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.
On behalf of Advisor TechnoQuant Growth, A   dvisor Small Cap, Advisor
Strategic Opportunities, Advisor Mid Cap, Advisor Retirement Growth, Advisor Equity Growth, Advisor Large Cap, Advisor Dividend Growth, Advisor Growth Opportunities, Advisor Growth & Income, Advisor Equity
Income, Advisor Ass    et Allocation, Advisor Balanced, Advisor High
Yield, Advisor Strategic Income, Advisor Mortgage Securities, Advisor Intermediate Bond, and Advisor Short Fixed-Income, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. On behalf of Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor International Capital Appreciation, Advisor Overseas, Advisor Diversified International, Advisor Global Equity, Advisor Emerging Markets Income, and Advisor Strategic Income, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
On behalf of e   ach fund, FMR may also grant FMR U.K., FMR Far East,
FIJ, FIIA, and FIIA (U.K.)L investment management authority as well as
the authority to buy and sell securities if FM    R believes it would
be beneficial to the funds.
Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, pays the fees of FIIA(U.K.)L. For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
(small solid bullet) FMR pays FIIA and FIJ fees equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.
For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing discretionary investment management services.
[For investment advice and research services, no fees were paid to[ FMR U.K., FMR Far East, FIJ, FIIA, and FIIA(U.K.)L] on behalf of [the fund[s]/[Name(s) of Fund(s)] for the past three fiscal years.]
For providing investment advice and    research services, fees paid to
[Names of Foreign Sub-advisers] on behalf of [Advisor Overseas, Advisor Strategic Opportunities, Advisor Equity Growth, Advisor Growth Opportunities, Advisor Equity Income, [and ]Advisor Balanced, [and
[Name(s) of Fund(s)]] fo    r the past three fiscal years are shown in
the table below.

Fiscal Year Ended   FMR U.K.  FMR Far East  FIIA  FIIA(U.K.)L  FIJ
October 31

Advisor Overseas

1998                $         $             $     $            $

1997

1996

Fiscal Year Ended   FMR U.K.  FMR Far East  FIIA  FIIA(U.K.)L  FIJ
November 30

Advisor Strategic
Opportunities

1998                $         $             $     $            $

1/1/97 - 11/30/97

1996

Fiscal Year Ended   FMR U.K.  FMR Far East  FIIA  FIIA(U.K.)L  FIJ
November 30

Advisor Equity
Growth

1998                $         $             $ 0   $            $

1997

1996

Fiscal Year Ended   FMR U.K.  FMR Far East  FIIA  FIIA(U.K.)L  FIJ
November 30

Advisor Growth
Opportunities

1998                $         $             $     $            $

11/1/97 -
11/30/97

11/1/96 -
10/31/97

1996

Fiscal Year Ended   FMR U.K.  FMR Far East  FIIA  FIIA(U.K.)L  FIJ
November 30

Advisor Equity
Income

1998                $         $             $     $            $

1997

1996

Fiscal Year Ended   FMR U.K.  FMR Far East  FIIA  FIIA(U.K.)L  FIJ
November 30

Advisor Balanced

11/1/98 -           $         $             $     $            $
11/30/98

11/1/97 -
10/31/98

1997

1996


Currently, FIJ is primarily responsible for choosing
inves    tments for Advisor Japan Fund.
[For discretionary investment management and execution of portfolio transactions, no fees were paid to [the sub-advisers/[Name(s) of Foreign Sub-adviser(s)]] on behalf of [the fund[s]/[Name(s) of Fund(s)] for the past three fiscal years.]
[For discretionary investment management and execution of portfolio transactions, fees paid to [the sub-advisers/[Name(s) of Foreign Sub-adviser(s)]] [on behalf of [Name(s) of Fund(s)]] for the past three fiscal years are shown in the table below.]

Fiscal
Year     FMR U.K.  FMR Far East  FIIA  FIIA(U.K.)L  FIJ
Ended
[Mont
h Day]

[F
u
n
d
N
a
m
e]

1        $         $             $     $            $
9
9
_

1        $         $             $     $            $
9
9
_

1        $         $             $     $            $
9
9
_

[No fees were paid to [FMR U.K., FMR Far East, FIJ, FIIA, and FIIA(U.K.)L] by FMR on behalf of [the fund[s]/[Name(s) of Fund(s)] for the past three fiscal years.]
   DISTRIBUTION SERVICES
   Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
Sales charge revenues collected and retained by FDC for the past three fiscal years are shown in the table below.


                                                      Sales Charge                            CDSC
                                                      Revenue                                 Revenue

                Fiscal Year                           Amount Paid       Amount Retained       Amount Paid   Amount
                Ended                                 to FDC            by FDC                to FDC        Retained by FDC

Advisor           Oct. 31, 1998*                        $                 $                     $             $
International
Capital
Appreciation -
Class A

Advisor           Oct. 31, 1998*
International
Capital
Appreciation -
Class T

Advisor           Oct. 31, 1998*
International
Capital
Appreciation -
Class B

Advisor           Oct. 31, 1998*
International
Capital
Appreciation -
Class C

Advisor           Oct. 31, 1998*
International
Capital
Appreciation -
Institutional
Class

Advisor              Oct. 31, 1998
Overseas -
Class A

                  1997

                  1996

Advisor           Oct. 31, 199   8
Overseas -
Class T

                  1997

                  1996

Advisor           Oct. 31, 199   8
Overseas -
Class B

                  1997

                  1996

Advisor           Oct. 31, 199   8
Overseas -
Class C

Advisor           Oct. 31, 199   8
Overseas -
Institutional
Class

                  1997

                  1996

Advisor           Nov. 30, 199   8
TechnoQuant
Growth - Class
A

                  1997**

Advisor           Nov. 30,    1998
TechnoQuant
Growth - Class
T

                  1997**

Advisor           Nov. 30, 199   8
TechnoQuant
Growth - Class
B

                  1997**

Advisor           Nov. 30, 199   8
TechnoQuant
Growth - Class
C

                  1997**

Advisor           Nov. 30, 199   8
TechnoQuant
Growth -
Institutional
Class

                  1997**

Advisor Small     Nov. 30, 1998***
Cap - Class A

Advisor Small     Nov. 30, 1998***
Cap - Class T

Advisor Small     Nov. 30, 1998***
Cap - Class B

Advisor Small     Nov. 30, 1998***
Cap - Class C

Advisor Small     Nov. 30, 1998***
Cap -
Institutional
Class

                                                      Sales Charge                            CDSC
                                                      Revenue                                 Revenue

                Fiscal Year                           Amount Paid       Amount Retained       Amount Paid   Amount
                Ended                                 to FDC            by FDC                to FDC        Retained by FDC

Advisor           Nov. 30,    1998
Strategic
Opportunities -
Class A

                  Nov. 30, 1997(dagger)

                  Dec. 31, 1996

Advisor           Nov. 30,    1998
Strategic
Opportunities -
Class T

                  Nov. 30, 1997(dagger)

                  Dec. 31, 1996

Advisor           Nov. 30,    1998
Strategic
Opportunities -
Class B

                  Nov. 30, 1997(dagger)

                  Dec. 31, 1996

Advisor           Nov. 30,    1998
Strategic
Opportunities -
Institutional
Class

                  Nov. 30, 1997(dagger)

                  Dec. 31, 1996

Advisor           Nov. 30,    1998
Strategic
Opportunities -
Initial Class

                  Nov. 30, 1997(dagger)

                  Dec. 31, 1996

Advisor Mid       Nov. 30, 199   8
Cap - Class A

                  1997

                  1996****

Advisor Mid       Nov. 30, 199   8
Cap - Class T

                  1997

                  1996****

Advisor Mid       Nov. 30, 199   8
Cap - Class B

                  1997

                  1996****

Advisor Mid       Nov. 30, 199   8
Cap - Class C

                  1997

                  1996****

Advisor Mid       Nov. 30, 199   8
Cap -
Institutional
Class

                  1997

                  1996****

Advisor Equity    Nov. 30,    1998
Growth - Class
A

                  1997

                  1996

Advisor Equity    Nov. 30,    1998
Growth - Class
T

                  1997

                  1996

Advisor Equity    Nov. 30,    1998
Growth - Class
B

                  1997

                  1996

Advisor Equity    Nov. 30,    1998
Growth - Class
C

                  1997

                  1996

                                                      Sales Charge                            CDSC
                                                      Revenue                                 Revenue

                Fiscal Year                           Amount Paid       Amount Retained       Amount Paid   Amount
                Ended                                 to FDC            by FDC                to FDC        Retained by FDC

Advisor Equity    Nov. 30,    1998
Growth -
Institutional
Class

                  1997

                  1996

Advisor Large     Nov. 30, 199   8
Cap - Class A

                  1997

                  1996****

Advisor Large     Nov. 30, 199   8
Cap - Class T

                  1997

                  1996****

Advisor Large     Nov. 30, 199   8
Cap - Class B

                  1997

                  1996****

Advisor Large     Nov. 30, 199   8
Cap - Class C

                  1997

                  1996****

Advisor Large     Nov. 30, 199   8
Cap -
Institutional
Class

                  1997

                  1996****

Advisor           Nov. 30, 199   8
Growth
Opportunities -
Class A

                  Nov. 30, 1997+

                  Oct. 31, 1997

                  1996

Advisor           Nov. 30, 199   8
Growth
Opportunities -
Class T

                  Nov. 30, 1997+

                  Oct. 31, 1997

                  1996

Advisor           Nov. 30, 199   8
Growth
Opportunities -
Class B

                  Nov. 30, 1997+

                  Oct. 31, 1997

                  1996

Advisor           Nov. 30, 199   8
Growth
Opportunities -
Class C

                  Nov. 30, 1997+

                  Oct. 31, 1997

                  1996

Advisor           Nov. 30, 199   8
Growth
Opportunities -
Institutional
Class

                  Nov. 30, 1997+

                  Oct. 31, 1997

                  1996

Advisor           Nov. 30, 19   98
Growth &
Income - Class
A

                  1997**

Advisor           Nov. 30, 199   8
Growth &
Income - Class
T

                  1997**

Advisor           Nov. 30, 199   8
Growth &
Income - Class
B

                  1997**

                                                      Sales Charge                            CDSC
                                                      Revenue                                 Revenue

                Fiscal Year                           Amount Paid       Amount Retained       Amount Paid   Amount
                Ended                                 to FDC            by FDC                to FDC        Retained by FDC

Advisor           Nov. 30, 199   8
Growth &
Income - Class
C

                  1997**

Advisor           Nov. 30, 199   8
Growth &
Income -
Institutional
Class

                  1997**

Advisor Equity    Nov. 30, 199   8
Income - Class
A

                  1997

                  1996

Advisor Equity    Nov. 30, 199   8
Income - Class
T

                  1997

                  1996

Advisor Equity    Nov. 30, 199   8
Income - Class
B

                  1997

                  1996

Advisor Equity    Nov. 30, 199   8
Income - Class
C

                  1997

                  1996

Advisor Equity    Nov. 30, 199   8
Income -
Institutional
Class

                  1997

                  1996

Advisor              Nov. 30, 1998    (dagger)(dagger)
Balanced -
Class A

                  Oct. 31, 1998

                  Oct. 31, 1997

                  1996

Advisor              Nov. 30, 1998    (dagger)(dagger)
Balanced -
Class T

                  Oct. 31, 1998

                  Oct. 31, 1997

                  1996

Advisor              Nov. 30, 1998    (dagger)(dagger)
Balanced -
Class B

                  Oct. 31, 1998

                  Oct. 31, 1997

                  1996

Advisor              Nov. 30, 1998    (dagger)(dagger)
Balanced -
Class C

                  Oct. 31, 1998

                  Oct. 31, 1997

                  1996

Advisor              Nov. 30, 1998    (dagger)(dagger)
Balanced -
Institutional
Class

                  Oct. 31, 1998

                  Oct. 31, 1997

                  1996

Advisor           Dec. 31, 199   8
Emerging
Markets - Class
A

                  1997

                  1996

Advisor           Dec. 31, 199   8
Emerging
Markets - Class
T

                  1997

                  1996

                                                      Sales Charge                            CDSC
                                                      Revenue                                 Revenue

                Fiscal Year                           Amount Paid       Amount Retained       Amount Paid   Amount
                Ended                                 to FDC            by FDC                to FDC        Retained by FDC

Advisor           Dec. 31, 199   8
Emerging
Markets - Class
B

                  1997

                  1996

Advisor           Dec. 31, 199   8                      $                 $                     $             $
Emerging
Markets - Class
C

                  1997

                  1996

Advisor           Dec. 31, 199   8
Emerging
Markets -
Institutional
Class

                  1997

                  1996

Advisor High      Oct. 31, 199   8
Yield - Class A

                  1997

                  1995

Advisor High      Oct. 31, 199   8
Yield - Class T

                  1997

                  1996

Advisor High      Oct. 31, 199   8
Yield - Class B

                  1997

                  1996

Advisor High      Oct. 31, 199   8
Yield - Class C

                  1997

                  1996

Advisor High      Oct. 31, 199   8
Yield -
Institutional
Class

                  1997

                  1996

Advisor           Dec. 31, 199   8
Strategic
Income - Class
A

                  1997

                  1996

Advisor           Dec. 31, 199   8
Strategic
Income - Class
T

                  1997

                  1996

Advisor           Dec. 31, 199   8
Strategic
Income - Class
B

                  1997

                  1996

Advisor           Dec. 31, 199   8
Strategic
Income - Class
C

                  1997

                  1996

Advisor           Dec. 31, 199   8
Strategic
Income -
Institutional
Class

                  1997

                  1996

Advisor           Oct. 31, 199   8
Government
Investment -
Class A

                  1997

                  1996

Advisor           Oct. 31, 199   8
Government
Investment -
Class T

                  1997

                  1996

                                                      Sales Charge                            CDSC
                                                      Revenue                                 Revenue

                Fiscal Year                           Amount Paid       Amount Retained       Amount Paid   Amount
                Ended                                 to FDC            by FDC                to FDC        Retained by FDC

Advisor           Oct. 31, 199   8
Government
Investment -
Class B

                  1997

                  1996

Advisor           Oct. 31, 199   8
Government
Investment -
Class C

                  1997

                  1996

Advisor           Oct. 31, 199   8
Government
Investment -
Institutional
Class

                  1997

                  1996

Advisor           Oct. 31, 199   8                      $                 $                     $             $
Mortgage
Securities -
Class A

                  Oct. 31, 1997++

                  July 31, 1997

                  1996

Advisor           Oct. 31, 199   8
Mortgage
Securities -
Class T

                  Oct. 31, 1997++

                  July 31, 1997

                  1996

Advisor           Oct. 31, 199   8
Mortgage
Securities -
Class B

                  Oct. 31, 1997++

                  July 31, 1997

                  1996

Advisor           Oct. 31, 199   8
Mortgage
Securities -
Institutional
Class

                  Oct. 31, 1997++

                  July 31, 1997

                  1996

Advisor              Oct. 31, 1998    +++
Intermediate
Bond - Class A

                     Nov. 30, 1997

                  1996

Advisor              Oct. 31, 1998    +++
Intermediate
Bond - Class T

                     Nov. 30, 1997

                  1996

Advisor              Oct. 31, 1998    +++
Intermediate
Bond - Class B

                     Nov. 30, 1997

                  1996

Advisor              Oct. 31, 1998    +++
Intermediate
Bond - Class C

                     Nov. 30, 1997

                  1996

Advisor              Oct. 31, 1998    +++
Intermediate
Bond -
Institutional
Class

                     Nov. 30, 1997

                  1996

                                                      Sales Charge                            CDSC
                                                      Revenue                                 Revenue

                Fiscal Year                           Amount Paid       Amount Retained       Amount Paid   Amount Retained
                Ended                                 to FDC            by FDC                to FDC        by FDC

Advisor Short     Oct. 31, 199   8
Fixed-Income -
Class A

                  1997

                  1996

Advisor Short     Oct. 31, 199   8
Fixed-Income -
Class T

                  1997

                  1996

Short             Oct. 31, 199   8
Fixed-Income -
Class C

                  1997

                  1996

Short             Oct. 31, 199   8
Fixed-Income -

Institutional
Class

                  1997

                  1996

Advisor           Oct. 31, 199   8
Municipal
Income - Class
A

                  1997

                  1996

Advisor           Oct. 31, 199   8
Municipal
Income - Class
T

                  1997

                  1996

Advisor           Oct. 31, 199   8
Municipal
Income - Class
B

                  1997

                  1996

Advisor           Oct. 31, 199   8
Municipal
Income - Class
C

                  1997

                  1996

Advisor           Oct. 31, 199   8
Municipal
Income -
Institutional
Class

                  1997

                  1996

Advisor              Oct. 31, 1998    +++
Intermediate
Municipal
Income - Class
A

                     Nov. 30, 1997

                  1996

Advisor              Oct. 31, 1998    +++
Intermediate
Municipal
Income - Class
T

                     Nov. 30, 1997

                  1996

Advisor              Oct. 31, 1998    +++
Intermediate
Municipal
Income - Class
B

                     Nov. 30, 1997

                  1996

Advisor              Oct. 31, 1998    +++
Intermediate
Municipal
Income - Class
C

                     Nov. 30, 1997

                  1996

Advisor              Oct. 31, 1998    +++
Intermediate
Municipal
Income -
Institutional
Class

                     Nov. 30, 1997

                  1996


* Advisor International Capital Appreciation commenced operations on November 3, 1997.
** Advisor TechnoQuant Growth and Advisor Growth & Income commenced operations on December 31, 1996.
*** Advisor Small Cap commenced operations on September 9, 1998. **** Advisor Mid Cap and Advisor Large Cap commenced operations on February 20, 1996
(dagger) For the fiscal period January 1, 1997 through November 30,
1997.
(dagger)(dagger) For the fiscal period November 1, 1998 through
November 30, 1998.
+ For the fiscal period November 1, 1997 through November 30, 1997. ++ For the fiscal period August 1, 1997 through October 31, 1997. +++ For the fiscal period December 1, 1997 through October 31, 1998.

   The Trustees have approved Distribution and Service Plans on behalf of Class A, Class T, Class B, Class C, Institutional Class and Initial Class of each fund, except Advisor Strategic Opportunities: Initial Class, (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Class A, Class T, Class B, Class C, Institutional Class, and Initial Class and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.
   Pursuant to the Class A Plan for Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor International Capital Appreciation, Advisor Overseas, Advisor Diversified International, Advisor Global Equity, Advisor TechnoQuant Growth, Advisor Small Cap, Advisor Strategic Opportunities, Advisor Mid Cap, Advisor Retirement Growth, Advisor Equity Growth, Advisor Large Cap, Advisor Dividend Growth, Advisor Growth Opportunities, Advisor Growth & Income, Advisor Equity Income, Advisor Asset Allocation, and Advisor Balanced (the Equity Funds), FDC is paid a monthly fee at an annual rate of up to 0.75% of Class A's average net assets determined at the close of each business day throughout the month. Pursuant to the Class A Plan for Advisor Emerging Markets Income, Advisor High Yield, Advisor Strategic Income, Advisor Government Investment, Advisor Mortgage Securities, and Advisor Municipal Income (the Bond Funds), Advisor Intermediate Bond and Advisor Intermediate Municipal Income (the Intermediate-Term Bond Funds), and Advisor Short Fixed-Income (the Short-Term Bond Fund), FDC is paid a monthly fee at an annual rate of up to 0.40% of Class A's average net assets determined at the close of each business day throughout the month. Currently, the Trustees have approved a monthly 12b-1 fee for Class A of each of the Equity Funds at an annual rate of 0.25% of its average net assets; and for Class A of each of the Bond Funds, Intermediate-Term Bond Funds, and Short-Term Bond Fund at an annual rate of 0.15% of its average net assets. This fee rate may be increased only when, in the opinion of the Trustees, it is in the best interests of the shareholders of the applicable class to do so.
   Currently, FDC may reallow to intermediaries, such as banks, broker-dealers and other service-providers, and including its affiliates, up to the full amount of 12b-1 fees paid by Class A for providing services intended to result in the sale of Class A shares and/or shareholder support services.
   Pursuant to the Class T Plan for Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor International Capital Appreciation, Advisor Diversified International, Advisor Global Equity, Advisor TechnoQuant Growth, Advisor Small Cap, Advisor Mid Cap, Advisor Retirement Growth, Advisor Equity Growth, Advisor Large Cap, Advisor Dividend Growth, Advisor Growth & Income, Advisor Equity Income, and Advisor Asset Allocation, FDC is paid a monthly 12b-1 fee at an annual rate of up to 0.75% of Class T's average net assets determined at the close of business on each day throughout the month. Pursuant to the Class T Plan for Advisor Overseas, Advisor Strategic Opportunities, Advisor Growth Opportunities, and Advisor Balanced, FDC is paid a monthly 12b-1 fee at an annual rate of up to 0.65% of Class T's average net assets determined at the close of business on each day throughout the month. Pursuant to the Class T Plan for the Bond Funds and Intermediate-Term Bond Funds, FDC is paid a monthly 12b-1 fee at an annual rate of up to 0.40% of Class T's average net assets determined at the close of business on each day throughout the month. Pursuant to the Class T Plan for the Short-Term Bond Fund, FDC is paid a monthly 12b-1 fee at an annual rate of up to 0.15% of Class T's average net assets determined at the close of business on each day throughout the month. Currently, the Trustees have approved a monthly 12b-1 fee for Class T of each of the Equity Funds at an annual rate of 0.50% of its average net assets; for Class T of each of the Bond Funds and the Intermediate-Term Bond Funds at an annual rate of 0.25% of its average net assets; and for Class T of the Short-Term Bond Fund at an annual rate of 0.15% of its average net assets. This fee rate may be increased only when, in the opinion of the Trustees, it is in the best interests of the shareholders of the applicable class to do so.
   Currently, FDC may reallow to intermediaries, such as banks, broker-dealers and other service-providers, and including its affiliates, up to the full amount of 12b-1 fees paid by Class T for providing services intended to result in the sale of Class T shares and/or shareholder support services.
   Pursuant to the Class B Plan for each fund, FDC is paid a monthly 12b-1 (distribution) fee at an annual rate of up to 0.75% of Class B's average net assets determined at the close of business on each day throughout the month. Currently, the Trustees have approved a monthly 12b-1 (distribution) fee for Class B of the Equity Funds at an annual rate of 0.75% of its average net assets; and for Class B of the Bond Funds and the Intermediate Bond Funds at an annual rate of 0.65% of its average net assets. This fee rate may be increased only when, in the opinion of the Trustees, it is in the best interests of the shareholders of the class to do so.
   Pursuant to the Class B Plan for each fund, FDC is also paid a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class B's average net assets determined at the close of business on each day throughout the month.
   Currently, FDC retains the full amount of 12b-1 (distribution) fees paid by Class B as compensation for providing services intended to result in the sale of Class B shares, and FDC may reallow up to the full amount of 12b-1 (service) fees paid by Class B to intermediaries, such as banks, broker-dealers and other service-providers, for providing shareholder support services.
   Pursuant to the Class C Plan for each fund, FDC is paid a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of Class C's average net assets determined at the close of business on each day throughout the month.
   Pursuant to the Class C Plan for each fund, FDC is also paid a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets determined at the close of business on each day throughout the month.
   Currently and except as provided below, for the first year of investment, FDC retains the full amount of 12b-1 (distribution) fees paid by Class C as compensation for providing services intended to result in the sale of Class C shares and retains the full amount of 12b-1 (service) fees paid by Class C for providing shareholder support services. Normally, after the first year of investment, FDC may reallow up to the full amount of 12b-1 (distribution) fees paid by Class C to intermediaries, such as banks, broker-dealers and other service-providers, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of 12b-1 (service) fees paid by Class C to intermediaries for providing shareholder support services. For purchases of Class C shares made for an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA) or through reinvestment of dividends or capital gains distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of 12b-1 (distribution) fees paid by such Class C shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of 12b-1 (service) fees paid by such Class C shares to intermediaries for providing shareholder support services.
   The table below shows the distribution fees paid by Class A for the fiscal years ended 1998.

CLASS A DISTRIBUTION FEES
FUND             FEES PAID TO   PAID BY FDC TO   RETAINED BY
                 FDC            INTERMEDIARIES   FDC+++++

Advisor          $              $                $
International
Capital
Appreciation*

Advisor
Overseas

Advisor
TechnoQuant
Growth

Advisor Small
Cap+

Advisor
Strategic
Opportunities

Advisor Mid
Cap

Advisor Equity
Growth

Advisor Large
Cap

Advisor Growth
Opportunities

Advisor Growth
& Income

Advisor Equity
Income

Advisor
Balanced++

Advisor
Balanced+++

Advisor
Emerging
Markets Income

Advisor High
Yield

Advisor
Strategic
Income

Advisor
Government
Investment

Advisor
Mortgage
Securities

Advisor
Intermediate
Bond++++

Advisor Short
Fixed-Income

Advisor
Municipal
Income

Advisor
Intermediate
Municipal
Income++++

* Advisor International Capital Appreciation commenced operations on November 3, 1997.
   + Advisor Small Cap commenced operations on September 9, 1998.
   ++ For the fiscal period November 1, 1998 through November 30,
1998.
   +++ For the fiscal period November 1, 1997 through October 31,
1998.
   ++++ For the fiscal period December 1, 1997 through October 31,
1998.
+++++ Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.
The table below shows the distribution fees paid by Class T for the
fiscal years ended    1998.

CLASS T DISTRIBUTION FEES
FUND             FEES PAID TO   PAID BY    RETAINED
                 FDC            FDC PAID   BY
                                TO         FDC+++++
                                INTERMEDI
                                ARIES

Advisor          $              $          $
International
Capital
Appreciation*

Advisor
Overseas

Advisor
TechnoQuant

Advisor Small
Cap

Advisor
Strategic
Opportunities

Advisor Mid
Cap

Advisor Equity
Growth

Advisor Large
Cap

Advisor Growth
Opportunities

Advisor Growth
& Income

Advisor Equity
Income

Advisor
Balanced++

Advisor
Balanced+++

Advisor
Emerging
Markets Income

Advisor High
Yield

Advisor
Strategic
Income

Advisor
Government
Investment

Advisor
Mortgage
Securities

Advisor
Intermediate
Bond++++

Advisor Short
Fixed-Income

Advisor
Municipal
Income

Advisor
Intermediate
Municipal
Income++++

* Advisor International Capital Appreciation commenced operations on November 3, 1997.
   + Advisor Small Cap commenced operations on September 9, 1998.
   ++ For the fiscal period November 1, 1998 through November 30,
1998.
   +++ For the fiscal period November 1, 1997 through October 31,
1998.
   ++++ For the fiscal period December 1, 1997 through October 31,
1998.
+++++ Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.
The table below shows the distribution and service fees paid by Class
B for the fiscal years ended    1998.

CLASS B DISTRIBUTION AND SERVICE FEES
Fund                    Distribution   Distribution    Service Fees    Service Fees    Service Fees
                        Fees Paid to   Fees Retained   Paid to FDC    FDC Paid to     Retained by
                        FDC            by FDC*                        Intermediaries  FDC**

Advisor International   $              $               $              $               $
Capital
Appreciation+

Advisor Overseas

Advisor
TechnoQuant
Growth

Advisor Small
Cap++

Advisor Strategic
Opportunities

Advisor Mid Cap

Advisor Equity
Growth

Advisor Large Cap

Advisor Growth
Opportunities

Advisor Growth &
Income

Advisor Equity
Income

Advisor
Balanced+++

Advisor
Balanced++++

Advisor Emerging
Markets Income

Advisor High Yield

Advisor Strategic
Income

Advisor Government
Investment

Advisor Mortgage
Securities

Advisor Intermediate
Bond+++++

Advisor Municipal
Income

Advisor Intermediate
Municipal
Income+++++


* These amounts are retained by FDC for use in its capacity as distributor.
** Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.
   + Advisor International Capital Appreciation commenced operations on November 3, 1997.
   ++ Advisor Small Cap commenced operations on September 9, 1998.
   +++ For the fiscal period November 1, 1998 through November 30,
1998.
   ++++ For the fiscal period November 1, 1997 through October 31,
1998.
   +++++ For the fiscal period December 1, 1997 through October 31,
1998.

The table below shows the distribution and service fees paid by Class
C for the fiscal years ended    1998.



CLASS C DISTRIBUTION AND SERVICE FEES
Fund   Distribution      Distribution          Distribution       Service Fees Paid to   Service Fees Paid   Service Fees
       Fees Paid to FDC  Fees Paid by FDC to   Fees Retained by   FDC                    by FDC to           Retained by
                         Intermediaries        FDC+                                      Intermediaries      FDC+

Advisor
Internati
onal   $                 $                     $                  $                      $                   $
Capital
Appreciation*

Advisor Overseas

Advisor
TechnoQuant
Growth

Advisor Small
Cap**

Advisor Mid Cap

Advisor Equity
Growth

Advisor Large Cap

Advisor Growth
Opportunities

Advisor Growth &
Income

Advisor Equity
Income

Advisor
Balanced***

Advisor
Balanced****

Advisor Emerging
Markets Income

Advisor High Yield

Advisor Strategic
Income

Advisor Government
Investment

Advisor Intermediate
Bond*****

Advisor Short
Fixed-Income

Advisor Municipal
Income

Advisor Intermediate
Municipal
Income*****



+ Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.
   * Advisor International Capital Appreciation commenced operations on November 3, 1997.
   ** Advisor Small Cap commenced operations on September 9, 1998.
   *** For the fiscal period November 1, 1998 through November 30,
1998.
   **** For the fiscal period November 1, 1997 through October 31,
1998.
   ***** For the fiscal period December 1, 1997 through October 31,
1998.

   Under each Institutional Class and Initial Class Plan,     if the
payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment
is authorized by the Plan.    Each Institutional Class and Initial
Class Plan specifically recognizes that FMR ma    y use its management
fee revenue, as well as its past profits or its other resources, to
pay FDC for expenses incurred in connection with    providing services
intended to result in the sale of Inst    itutional Class and Initial
Class shares and/or shareholder support services.    In addition,
each Institutional Class and Initial Class Plan provides that FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Institutional Class and Initial Class shares.
   Under each Class A, Class T, Class B and Class C Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Class A, Class T, Class B and Class C Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class T, Class B and Class C shares and/or shareholder support services, including payments made to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Class A, Class T, Class B and Class C shares.
   Payments made by FMR either directly or through FDC, to intermediaries for the fiscal year ended 1998 amounted to $__ for Initial Class of Advisor Strategic Opportunities and $__ for Initial Class of Advisor Mortgage Securities and, for Class A, Class T, Class B, Class C, and Institutional Class of each fund, amounted to the following:

FUND             CLASS A  CLASS T  CLASS B  CLASS C  INSTITUTIONAL

Advisor           $        $       $         $        $
International
Capital
Appreciation

Advisor
Overseas

Advisor
TechnoQuant
Growth

Advisor Small
Cap

Advisor                                     **
Strategic
Opportunities

Advisor Mid
Cap

Advisor Equity
Growth

Advisor Large
Cap

Advisor Growth
Opportunities

Advisor Growth
& Income

Advisor Equity
Income

Advisor
Balanced

Advisor
Emerging
Markets Income

Advisor High
Yield

Advisor
Strategic
Income

Advisor
Government
Investment

Advisor                                     **
Mortgage
Securities

Advisor
Intermediate
Bond

Advisor Short                      *
Fixed-Income

Advisor
Municipal
Income

Advisor
Intermediate
Municipal
Income

* Class B is not available for this fund.
** Class C is not available for this fund.
[FMR made no payments [either directly or] through FDC to
intermediaries for the fiscal year ended    1998    .]
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of each fund and its shareholders. In particular, the Trustees noted that each Institutional Class and
Initial Class    Plan does     not authorize payments by
   Institutional Class and Initial Clas    s of the fund other than
those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in
connection with the distribution of    Class A, Class T, Class B,
Class C, Institutional Class, and Initial Class shar    es, additional
sales of fund shares    or stabilization of cash flow    s may result.
Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
   Each     Class A, Class T, Class B and Class C    Plan doe    s not
provide for specific payments by the applicable class of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

TRANSFER AN   D S    ERVICE AGENT AGREEMENTS
Class A, Class T, Class B, Class C, and Institutional Cl   ass of
Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor International Capital Appreciation, Advisor Overseas, Advisor Diversified International, Advisor Global Equity, Advisor TechnoQuant Growth, Advisor Small Cap, Advisor Strategic Opportunities, Advisor Mid Cap, Advisor Retirement Growth, Advisor Equity Growth, Advisor Large Cap, Advisor Dividend Growth, Advisor Growth Opportunities, Advisor Growth & Income, Advisor Equity Income,
Advisor Asset Allocation, Advisor Bala    nced, Advisor Emerging
Markets Income, Advisor High Yield, Advisor Strategic Income, Advisor Government Investment, Advisor Mortgage Securities, Advisor Intermediate Bond, and Advisor Short Fixed-Income has entered into a transfer agent agreement with FIIOC, an affiliate of FMR. Initial Class of Strategic Opportunities and Mortgage Securities has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FIIOC and FSC perform transfer agency, dividend disbursing, and shareholder services for Class A, Class T, Class B, Class C, Institutional Class, and Initial Class of each fund. Each class of Advisor Municipal Income and Advisor Intermediate Municipal Income has entered into a transfer agent agreement with UMB,
which is located at 1010 Grand Avenu   e, K    ansas City, Missouri.
Under the terms of the agreements, UMB provides transfer agency, dividend disbursing, and shareholder services for each class of each fund. UMB in turn has entered into sub-transfer agent agreements with
FIIOC. Under the terms of the sub-agreements, FI   IOC p    erforms
all processing activities associated with providing these services for each class of each fund and receives all related transfer agency fees paid to UMB.
For providing transfer agency services, FSC and FIIOC receive an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For
certain institutional retirement accou   nts, these fees are based on
fund type. For certain other institutional retirement accounts, these
fees are based on account type and fund typ    e. The account fees are
subject to increase based on postage rate changes.
For the equity funds the asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
FSC and FIIOC pay out-of-pocket expenses associated with providing transfer agent services. In addition, FSC and FIIOC bear the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Each of Advisor Latin America, Advisor    Japan, Advisor Europe
Capital Appreciation, Advisor International Capital Appreciation, Advisor Overseas, Advisor Diversified International, Advisor Global Equity, Advisor TechnoQuant Growth, Advisor Small Cap, Advisor Strategic Opportunities, Advisor Mid Cap, Advisor Retirement Growth, Advisor Equity Growth, Advisor Large Cap, Advisor Dividend Growth, Advisor Growth Opportunities, Advisor Growth & Income, Advisor Equity Income, Advisor Asset Allocation, Advisor Balanced, Advisor Emerging
M    arkets Income, Advisor High Yield, Advisor Strategic Income,
Advisor Government Investment, Advisor Mortgage Securities, Advisor Intermediate Bond, and Advisor Short Fixed-Income has also entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each class of each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.
Each of Advisor Mun   icipal I    ncome and Advisor Intermediate
Municipal Income has also entered into a service agent agreement with UMB. Under the terms of the agreements, UMB provides pricing and bookkeeping services for each fund. UMB in turn has entered into sub-service agent agreements with FSC. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each class of each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to UMB.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are
 .0600% for equity funds, .0400% for fixed-income funds, .0750% for international funds, .0750% for high yield funds of the first $500 million of average net assets and .0300% for equity funds, .0200% for fixed-income funds, .0375% for international funds, .0375% for high yield funds of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.

FUND             FISCAL YEAR END  1998                                                           1997              1996

Advisor           10/31           $ #                                                            N/A               N/A

International
Capital
Appreciation

Advisor           10/31                                                                           $                $
Overseas

Advisor           11/30                                                                           ##               N/A
TechnoQuant
Growth

Advisor Small     11/30            *                                                              N/A              N/A
Cap

Advisor           11/30                                                                           **
Strategic
Opportunities

Advisor Mid       11/30                                                                                            ***
Cap

Advisor Equity    11/30
Growth

Advisor Large     11/30                                                                                            ***
Cap

Advisor           11/30                                                                           +
Growth
Opportunities

                                                                                                  ++

Advisor           11/30                                                                              ##            N/A
Growth &
Income

Advisor Equity    11/30
Income

Advisor           11/30            (double dagger)
Balanced

                                   (double dagger)(double dagger)

Advisor           12/31
Emerging
Markets
Income

Advisor High      10/31
Yield

Advisor           12/31
Strategic
Income

Advisor           10/31
Government
Investment

Advisor           10/31                                                                                 +++
Mortgage
Securities

Advisor           10/31            (double dagger)(double dagger)(double dagger)
Intermediate
Bond

Advisor Short     10/31
Fixed-Income

Advisor           10/31
Municipal
Income

Advisor           10/31            (double dagger)(double dagger)(double dagger)(double dagger)
Intermediate
Municipal
Income


# Advisor In   ternational Capital Appreciation commenced operations
on November 3, 1997
   ##     Advisor    TechnoQuant Growth and     Advisor    Growth &
Income commenced operations on December 31 1996
   *     Advisor    Sma    ll Cap commenced operations on September 9,
1998
** From    1/1    /97 - 11/30/97
*** Advisor Mid Cap and Advisor Large Cap commenced operations on February 20, 1996
+ From 11/1/97 - 11/30/97
++ From 11/1/96 - 10/31/97
+++ From 8/1/97 - 10/31/97
++++ From 8/1/96 - 7/31/97
(double dagger) From    11/1/98 - 11/30/98
   (double dagger)(double dagger) From11/1/97 - 10/31/98
   (double dagger)(double dagger)(double dagger) From 12/1/97 -
10/31/98
   (double dagger)(double dagger)(double dagger)(double dagger) From
12/1    /98 - 10/31/98
For administering the securities lending    program for each taxable
fund, FSC receives fees based on the number and duration of individual securities loans.
[For the fiscal years ended October 31, November 30, and December 31, 1998, 1997, and 1996, [Name(s) of Taxable Fund(s)] paid no securities lending fees.]
[For the fiscal years ended [Fiscal Year End], 199_, 199_, and 199_, [the fund/[Name of Taxable Bond or Equity Fund with Flat or Group Fee] paid securities lending fees of $__, $__, and $__, respectively.] [Securities lending fees paid by the funds to FSC for the past three fiscal years are shown in the table below.]

Fund         1998  1997_  1996_

[Fund Name]  $     $      $

[Fund Name]  $     $      $

[REPEAT AS   $     $      $
NECESSARY.]

DESCRIPTION OF THE TRUSTS
       TRUST ORGANIZATION.    Advisor TechnoQuant Growth, Advisor
Small Cap, Advisor Strategic Opportunities, Advisor Mid Cap, Advisor Retirement Growth, Advisor Equity Growth, Advisor Large Cap, Advisor Dividend Growth, Advisor Growth Opportunities, Advisor Growth & Income, Advisor Equity Income, Advisor Asset Allocation, and Advisor
Balanced are funds of     Fidelity Advisor Series I   , an open-end
management investment company organized as a Massachusetts business trust on June 24, 1983. Currently, there are thirteen funds in Fidelity Advisor Series I: Advisor TechnoQuant Growth, Advisor Small Cap, Advisor Strategic Opportunities, Advisor Mid Cap, Advisor Retirement Growth, Advisor Equity Growth, Advisor Large Cap, Advisor Dividend Growth, Advisor Growth Opportunities, Advisor Growth & Income, Advisor Equity Income, Advisor Asset Allocation, and Advisor Balanced. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.
   Advisor High Yield, Advisor Strategic Income, Advisor Government Investment, Advisor Mortgage Securities, Advisor Intermediate Bond, Advisor Short Fixed-Income, Advisor Municipal Income, and Advisor Intermediate Municipal Income are funds of Fidelity Advisor Series II, an open-end management investment company organized as a Massachusetts business trust on April 23, 1986. On January 16, 1998, Advisor Municipal Income Fund changed its name from Advisor High Income Municipal to Advisor Municipal Income. Currently, there are eight funds in Fidelity Advisor Series II: Advisor High Yield, Advisor Strategic Income, Advisor Government Investment, Advisor Mortgage Securities, Advisor Intermediate Bond, Advisor Short Fixed-Income, Advisor Municipal Income, and Advisor Intermediate Municipal Income. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.
   Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor International Capital Appreciation, Advisor Overseas, Advisor Diversified International, Advisor Global Equity, and Advisor Emerging Markets Income are funds of Fidelity Advisor Series VIII, an open-end management investment company organized as a Massachusetts business trust on September 23, 1983. Currently, there are eight funds in Fidelity Advisor Series VIII: Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor International Capital Appreciation, Advisor Overseas, Advisor Diversified International, Advisor Global Equity, and Advisor Emerging Markets Income. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.
The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such
fund, and constitute the underlying assets of such fund.    The
underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds or classes.
SHAREHOLDER LIABILITY. Each trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.
   The Declaration of Trust for each of Fidelity Advisor Series I and Fidelity Advisor Series VIII provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust shall include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust for Fidelity Advisor Series II contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust for Fidelity Advisor Series II provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust for Fidelity Advisor Series II further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.
   Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Each Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial
interest. As a shareholder, you    are entitled     to one vote for
each dollar of net asset value you own. The voting rights of
shareholders can be changed only by a shareholder vote.    Shares may
be voted in the aggregate, by fund and by class.
   The shares have no preemptive or, for Class A, Class T, Class C, Institutional Class, and Initial Class shares, conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
   Each of Fidelity Advisor Series I and Fidelity Advisor Series VIII or any of its funds may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by a vote of shareholders of the trust or the fund. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.
   Fidelity Advisor Series II or any of its funds may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of a trust or a fund with another entity or the sale of substantially all of the assets of a trust or a fund to another entity requires approval by a vote of shareholders of the trust or the fund. The Trustees may, however, reorganize or terminate the trust or any of its funds without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.
CUSTODIANS. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of Advisor International Capital Appreciation, Advisor Mid Cap, Advisor Growth Opportunities,
Advisor Strategic Opportunities, and Advisor Large Cap.    State
Street Bank and Trust Company, 1776 Heritage Drive, Quincy, Massachusetts, is custodian of the assets of Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor Diversified International, Advisor Global Equity,Advisor Small Cap, Advisor Retirement Growth, Advisor Dividend Growth, and Advisor Asset
Allocation.     The Chase Manhattan Bank, 4 Chase MetroTech Center,
Brooklyn, New York, is custodian of the assets of Advisor TechnoQuant Growth, Advisor Overseas, Advisor Equity Growth, Advisor Growth & Income, Advisor Equity Income, Advisor Balanced, and Advisor Emerging Markets Income. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of Advisor High Yield, Advisor Strategic Income, Advisor Government Investment, Advisor Intermediate Bond, Advisor Mortgage Securities and Advisor Short Fixed-Income. UMB Bank, n.a., 1010 Grand Avenue, Kansas City, Missouri, is custodian of the assets of Advisor Municipal Income and Advisor Intermediate Municipal Income. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of subcustodian banks and clearing agencies. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain
funds advised by FMR. The Boston branch of the custodian bank    of
Advisor International Capital Appreciation, A    dvisor Mid Cap,
Advisor Growth Opportunities, Advisor Strategic Opportunities, and Advisor Large Cap leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. _______________________ serves as the funds' independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's (except A   dvisor Latin America, Advisor Japan, Advisor
Europe Capital Appreciation, Advisor Diversified International,
Advisor Global Equity,     Advisor Retirement Growth, Advisor Dividend
Growth, and Advisor Asset Allocation) financial statements and
fi   nancial highlights for the fiscal periods ended October 31, 1998,
    November 30   , 1998, and December 31, 1998, as appropriate, and
report    s of the auditor, are included in each fund's Annual Report and are incorporated herein by reference.
APPENDIX
Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Investments, Magellan, and Fidelity Focus are registered trademarks of FMR Corp.
TechnoQuant is a service mark of FMR Corp.
The third party marks appearing above are the marks of their respective owners.

PART C.  OTHER INFORMATION
Item 23. Exhibits
 (a) (1) Amended and Restated Declaration of Trust, dated October 1, 1986, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 37.
        (2) Supplement to the Declaration of Trust, dated November 29, 1990, is incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 37.
        (3) Supplement to the Declaration of Trust, dated July 15, 1993, is incorporated herein by reference to Exhibit 1(c) of Post-Effective Amendment No. 37.
        (4) Supplement to the Declaration of Trust, dated July 17, 1997, is incorporated herein by reference to Exhibit 1(d) of Post-Effective Amendment No. 45.
 (b) Bylaws of the Trust, as amended and dated May 19, 1994, are incorporated herein by reference to Exhibit 2(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (c)  Not Applicable.
 (d) (1) Management Contract between Fidelity Advisor Diversified International Fund and Fidelity Management & Research Company, dated November 19, 1998, is incorporated herein by reference to Exhibit 5(s) of Post-Effective Amendment No. 51.
        (2) Form of Management Contract between Fidelity Advisor Emerging Asia Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(uu) of Post-Effective Amendment No. 50.
        (3) Management Contract between Fidelity Advisor Emerging Markets Income Fund and Fidelity Management & Research Co., dated July 1, 1997, is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 45.
        (4) Management Contract between Fidelity Advisor Europe Capital Appreciation Fund and Fidelity Management & Research Company, dated November 19, 1998, is incorporated herein by reference to
Exhibit 5(ee) of Post-Effective Amendment No. 51.
        (5) Management Contract between Fidelity Advisor Global Equity Fund and Fidelity Management & Research Company, dated November 19, 1998, is incorporated herein by reference to Exhibit 5(y) of Post-Effective Amendment No. 51.
        (6) Management Contract between Fidelity Advisor International Capital Appreciation Fund and Fidelity Management & Research Company, dated October 16, 1997, is incorporated herein by reference to Exhibit 5(j) of Post-Effective Amendment No. 47.
        (7) Management Contract between Fidelity Advisor Japan Fund and Fidelity Management & Research Company, dated November 19, 1998, is incorporated herein by reference to Exhibit 5(jj) of Post-Effective Amendment No. 51.
        (8) Management Contract between Fidelity Advisor Latin America Fund and Fidelity Management & Research Company, dated November 19, 1998, is incorporated herein by reference to Exhibit 5(pp) of Post-Effective Amendment No. 51.
        (9) Management Contract between Fidelity Advisor Overseas Fund and Fidelity Management & Research Co., dated October 31, 1997, is incorporated herein by reference to Exhibit 5(p) of Post-Effective Amendment No. 46.
       (10) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Diversified International Fund, and Fidelity Management & Research (U.K.) Inc., dated November 19, 1998, is incorporated herein by reference to Exhibit 5(t) of Post-Effective Amendment No. 51.
        (11) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Diversified International Fund, and Fidelity Management & Research (Far East) Inc., dated November 19, 1998, is incorporated herein by reference to Exhibit 5(u) of Post-Effective Amendment No. 51.
       (12) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Diversified International Fund, and Fidelity International Investment Advisors, dated November 19, 1998, is incorporated herein by reference to Exhibit 5(v) of Post-Effective Amendment No. 51.
       (13) Form of Sub-Advisory Agreement between Fidelity International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors, on behalf of Fidelity Advisor Diversified International Fund, is incorporated herein by reference to
Exhibit 5(w) of Post-Effective Amendment No. 49.
       (14) Form of Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Diversified International Fund, and Fidelity Investments Japan Limited, is incorporated herein by reference to Exhibit 5(x) of Post-Effective Amendment No. 49.
       (15) Form of Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Emerging Asia Fund, and Fidelity Management & Research (U.K.) Inc., is incorporated herein by reference to Exhibit 5(vv) of Post-Effective Amendment No. 50.
       (16) Form of Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Emerging Asia Fund, and Fidelity Management & Research (Far East) Inc., is incorporated herein by reference to Exhibit 5(ww) of Post-Effective Amendment No. 50.
       (17) Form of Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Emerging Asia Fund, and Fidelity International Investment Advisors, is incorporated herein by reference to Exhibit 5(xx) of Post-Effective Amendment No. 50.
       (18) Form of Sub-Advisory Agreement between Fidelity International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors, on behalf of Fidelity Advisor Emerging Asia Fund, is incorporated herein by reference to Exhibit 5(yy) of Post-Effective Amendment No. 50.
       (19) Form of Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Emerging Asia Fund, and Fidelity Investments Japan Limited, is incorporated herein by reference to Exhibit 5(zz) of Post-Effective Amendment No. 50.
       (20) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Emerging Markets Income Fund, and Fidelity Management and Research (U.K.) Inc., dated January 20, 1994, is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 32.
       (21) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Emerging Markets Income Fund, and Fidelity Management and Research (Far East) Inc., dated January 20, 1994, is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 32.
       (22) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Emerging Markets Income Fund, and Fidelity International Investment Advisors, dated January 20, 1994, is incorporated herein by reference to Exhibit 5(h) of Post-Effective Amendment No. 32.
       (23) Sub-Advisory Agreement between Fidelity International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors, on behalf of Fidelity Advisor Emerging Markets Income Fund, dated January 20, 1994, is incorporated herein by reference to Exhibit 5(g) of Post-Effective Amendment No. 32.
       (24) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Emerging Markets Income Fund, and Fidelity Investments Japan Limited, dated January 20, 1994, is incorporated herein by reference to Exhibit 5(i) of Post-Effective Amendment No. 32.
       (25) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Europe Capital Appreciation Fund, and Fidelity Management & Research (U.K.) Inc., dated November 19, 1998, is incorporated herein by reference to
Exhibit 5(ff) of Post-Effective Amendment No. 51.
       (26) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Europe Capital Appreciation Fund, and Fidelity Management & Research (Far East) Inc., dated November 19, 1998, is incorporated herein by reference to
Exhibit 5(gg) of Post-Effective Amendment No. 51.
       (27) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Europe Capital Appreciation Fund, and Fidelity International Investment Advisors, dated November 19, 1998, is incorporated herein by reference to
Exhibit 5(hh) of Post-Effective Amendment No. 51.
       (28) Form of Sub-Advisory Agreement between Fidelity International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors, on behalf of Fidelity Advisor Europe Capital Appreciation Fund, is incorporated herein by reference to Exhibit 5(ii) of Post-Effective Amendment No. 49.
       (29) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Global Equity Fund, and Fidelity Management & Research (U.K.) Inc., dated November 19, 1998, is incorporated herein by reference to Exhibit 5(z) of Post-Effective Amendment No. 51.
       (30) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Global Equity Fund, and Fidelity Management & Research (Far East) Inc., dated November 19, 1998, is incorporated herein by reference to Exhibit 5(aa) of Post-Effective Amendment No. 51.
       (31) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Global Equity Fund, and Fidelity International Investment Advisors, dated November 19, 1998, is incorporated herein by reference to Exhibit 5(bb) of Post-Effective Amendment No. 51.
       (32) Form of Sub-Advisory Agreement between Fidelity International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors, on behalf of Fidelity Advisor Global Equity Fund, is incorporated herein by reference to Exhibit 5(cc) of Post-Effective Amendment No. 49.
       (33) Form of Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Global Equity Fund, and Fidelity Investments Japan Limited, is incorporated herein by reference to Exhibit 5(dd) of Post-Effective Amendment No. 49.
       (34) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor International Capital Appreciation Fund, and Fidelity Management & Research (U.K.) Inc., dated October 16, 1997, is incorporated herein by reference to Exhibit 5(k) of Post-Effective Amendment No. 47.
       (35) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor International Capital Appreciation Fund, and Fidelity Management & Research (Far East) Inc., dated October 16, 1997, is incorporated herein by reference to Exhibit 5(l) of Post-Effective Amendment No. 47.
       (36) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor International Capital Appreciation Fund, and Fidelity International Investment Advisors, dated October 16, 1997, is incorporated herein by reference to Exhibit 5(m) of Post-Effective Amendment No. 47.
       (37) Sub-Advisory Agreement between Fidelity International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors, on behalf of Fidelity Advisor International Capital Appreciation Fund, dated October 16, 1997, is incorporated herein by reference to Exhibit 5(k) of Post-Effective Amendment No. 48.
       (38) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor International Capital Appreciation Fund, and Fidelity Investments Japan Limited, dated October 16, 1997, is incorporated herein by reference to Exhibit 5(o) of Post-Effective Amendment No. 47.
       (39) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Japan Fund, and Fidelity Management & Research (U.K.) Inc., dated November 19, 1998, is incorporated herein by reference to Exhibit 5(kk) of Post-Effective Amendment No. 51.
      (40) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Japan Fund, and Fidelity Management & Research (Far East) Inc., dated November 19, 1998, is incorporated herein by reference to Exhibit 5(ll) of Post-Effective Amendment No. 51.
      (41) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Japan Fund, and Fidelity International Investment Advisors, is incorporated herein by reference to Exhibit 5(mm) of Post-Effective Amendment No. 51.
       (42) Form of Sub-Advisory Agreement between Fidelity International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors, on behalf of Fidelity Advisor Japan Fund, is incorporated herein by reference to Exhibit 5(nn) of Post-Effective Amendment No. 49.
       (43) Form of Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Japan Fund, and Fidelity Investments Japan Limited, is incorporated herein by reference to
Exhibit 5(oo) of Post-Effective Amendment No. 49.
       (44) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Latin America Fund, and Fidelity Management & Research (U.K.) Inc., dated November 19, 1998, is incorporated herein by reference to Exhibit 5(qq) of Post-Effective Amendment No. 51.
       (45) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Latin America Fund, and Fidelity Management & Research (Far East) Inc., dated November 19, 1998, is incorporated herein by reference to Exhibit 5(rr) of Post-Effective Amendment No. 51.
       (46) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Latin America Fund, and Fidelity International Investment Advisors, dated November 19, 1998, is incorporated herein by reference to Exhibit 5(ss) of Post-Effective Amendment No. 51.
       (47) Form of Sub-Advisory Agreement between Fidelity International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors, on behalf of Fidelity Advisor Latin America Fund, is incorporated herein by reference to Exhibit 5(tt) of Post-Effective Amendment No. 49.
      (48) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Overseas Fund, and Fidelity Management & Research (U.K.) Inc., dated October 31, 1997, is incorporated herein by reference to Exhibit 5(q) of Post-Effective Amendment No. 46.
      (49) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Overseas Fund, and Fidelity Management & Research (Far East) Inc., dated October 31, 1997, is incorporated herein by reference to Exhibit 5(r) of Post-Effective Amendment No. 46.
       (50) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Overseas Fund, and Fidelity International Investment Advisors, dated October 31, 1997, is incorporated herein by reference to Exhibit 5(t) of Post-Effective Amendment No. 47.
       (51) Sub-Advisory Agreement between Fidelity International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors, on behalf of Fidelity Advisor Overseas Fund, dated October 31, 1997, is incorporated herein by reference to Exhibit 5(s) of Post-Effective Amendment No. 47.
       (52) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Overseas Fund, and Fidelity Investments Japan Limited, dated October 31, 1997, is incorporated herein by reference to Exhibit 5(u) of Post-Effective Amendment No. 47.
 (e) (1) General Distribution Agreement between Fidelity Advisor Diversified International Fund and Fidelity Distributors Corporation, dated November 19, 1998, is incorporated herein by reference to
Exhibit 6(e) of Post-Effective Amendment No. 51.
            (2) Form of General Distribution Agreement between Fidelity Advisor Emerging Asia Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(j) of Post-Effective Amendment No. 50.
            (3) General Distribution Agreement between Fidelity Advisor Emerging Markets Income Fund and Fidelity Distributors Corporation, dated January 20, 1994, is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 32.
            (4) Amendments to the General Distribution Agreement between Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund, and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's (File No. 2-58774) Post-Effective Amendment No. 61.
            (5) General Distribution Agreement between Fidelity Advisor Europe Capital Appreciation Fund and Fidelity Distributors Corporation, dated November 19, 1998, is incorporated herein by reference to Exhibit 6(g) of Post-Effective Amendment No. 51.
            (6) General Distribution Agreement between Fidelity Advisor Global Equity Fund and Fidelity Distributors Corporation, dated November 19, 1998, is incorporated herein by reference to
Exhibit 6(f) of Post-Effective Amendment No. 51.
            (7) General Distribution Agreement between Fidelity Advisor International Capital Appreciation Fund and Fidelity Distributors Corporation, dated October 16, 1997, is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 47.
           (8) General Distribution Agreement between Fidelity Advisor Japan Fund and Fidelity Distributors Corporation, dated November 19, 1998, is incorporated herein by reference to Exhibit 6(h) of Post-Effective Amendment No. 51.
           (9) General Distribution Agreement between Fidelity Advisor Latin America Fund and Fidelity Distributors Corporation, dated November 19, 1998, is incorporated herein by reference to Exhibit 6(i) of Post-Effective Amendment No. 51.
          (10) General Distribution Agreement between Fidelity Advisor Overseas Fund and Fidelity Distributors Corporation, dated October 31, 1997, is incorporated herein by reference to Exhibit 6(f) of Post-Effective Amendment No. 47.
          (11) Form of Bank Agency Agreement (most recently revised January, 1997) is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 48.
          (12) Form of Selling Dealer Agreement (most recently revised January, 1997) is incorporated herein by reference to Exhibit 6(f) of Post-Effective Amendment No. 48.
         (13) Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised January, 1997) is incorporated herein by reference to Exhibit 6(g) of Post-Effective Amendment No. 48.
 (f) (1) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
        (2) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
 (g) (1) Forms of Custodian Agreement, Appendix B, and Appendix C, between State Street Bank and Trust Company and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Diversified International Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor Japan Fund, and Fidelity Advisor Latin America Fund are incorporated herein by reference to
Exhibit 8(g) and Exhibit 8(h) of Post-Effective Amendment No. 51.
         (2) Forms of Custodian Agreement and Appendix C, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Asia Fund is filed herein as Exhibit (g)(2).
         (3) Custodian Agreement and Appendix C, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund and Fidelity Advisor Overseas Fund is incorporated herein by reference to
Exhibit 8(a) of Fidelity Investment Trust's (File No. 2-90649) Post-Effective Amendment No. 59.
         (4) Appendix A, dated February 26, 1998, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund and Fidelity Advisor Overseas Fund is incorporated herein by reference to Exhibit 8(b) of Fidelity Puritan Trust's (File No. 2-11884) Post-Effective Amendment No. 116.
         (5) Appendix B, dated June 18, 1998, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund and Fidelity Advisor Overseas Fund is incorporated herein by reference to Exhibit 8(c) of Fidelity Puritan Trust's (File No. 2-11884) Post-Effective Amendment No. 116.
       (6) Custodian Agreement and Appendix C, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Advisor Series VIII on behalf of Fidelity Advisor International Capital Appreciation Fund is incorporated herein by reference to Exhibit 8(a) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 56.
       (7) Appendix A, dated March 19, 1998, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Advisor Series VIII on behalf of Fidelity Advisor International Capital Appreciation Fund is incorporated herein by reference to Exhibit 8(e) of Fidelity Puritan Trust's (File No. 2-11884) Post-Effective Amendment No. 116.
       (8) Appendix B, dated June 18, 1998, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Advisor Series VIII on behalf of Fidelity Advisor International Capital Appreciation Fund is incorporated herein by reference to Exhibit 8(f) of Fidelity Puritan Trust's (File No. 2-11884) Post-Effective Amendment No. 116.
       (9) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
       (10) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
       (11) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
       (12) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
       (13) Joint Trading Account Custody Agreement between the The Bank of New York and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
       (14) First Amendment to Joint Trading Account Custody Agreement between the The Bank of New York and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
       (15) Forms of Fidelity Group Repo Custodian Agreement and
Schedule 1 among The Bank of New York, J.P. Morgan Securities, Inc., and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Latin America Fund, and Fidelity Advisor Overseas Fund are filed herein as Exhibit (g)(15).
       (16) Forms of Fidelity Group Repo Custodian Agreement and
Schedule 1 among Chemical Bank, Greenwich Capital Markets, Inc., and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Latin America Fund, and Fidelity Advisor Overseas Fund are filed herein as Exhibit (g)(16).
        (17) Forms of Joint Trading Account Custody Agreement and First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Latin America Fund, and Fidelity Advisor Overseas Fund are filed herein as Exhibit (g)(17).
 (h)  Not applicable.
 (i)  Not applicable.
 (j)  Not applicable.
 (k)  Not applicable.
 (l)  Not applicable.
 (m) (1) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Diversified International Fund: Class A is incorporated herein by reference to Exhibit 15(p) of Post-Effective Amendment No. 51.
        (2) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Diversified International Fund: Class T is incorporated herein by reference to Exhibit 15(q) of Post-Effective Amendment No. 51.
        (3) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Diversified International Fund: Class B is incorporated herein by reference to Exhibit 15(r) of Post-Effective Amendment No. 51.
        (4) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Diversified International Fund: Class C is incorporated herein by reference to Exhibit 15(s) of Post-Effective Amendment No. 51.
        (5) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Diversified International Fund: Institutional Class is incorporated herein by reference to Exhibit 15(t) of Post-Effective Amendment No. 51.
        (6) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Asia Fund: Class A is incorporated herein by reference to Exhibit 12(oo) of Post-Effective Amendment No. 50.
        (7) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Asia Fund: Class T is incorporated herein by reference to Exhibit 12(pp) of Post-Effective Amendment No. 50.
        (8) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Asia Fund: Class B is incorporated herein by reference to Exhibit 12(qq) of Post-Effective Amendment No. 50.
        (9) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Asia Fund: Class C is incorporated herein by reference to Exhibit 12(rr) of Post-Effective Amendment No. 50.
      (10) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Asia Fund: Institutional Class is incorporated herein by reference to Exhibit 12(ss) of Post-Effective Amendment No. 50.
      (11) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Markets Income Fund: Class A is incorporated herein by reference to Exhibit 15(l) of Post-Effective Amendment No. 39.
      (12) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Markets Income Fund: Class T is incorporated herein by reference to Exhibit 15(g) of Post-Effective Amendment No. 45.
      (13) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Markets Income Fund: Class B is incorporated herein by reference to Exhibit 15(b) of Post-Effective Amendment No. 45.
      (14) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Markets Income Fund: Class C is incorporated herein by reference to Exhibit 15(n) of Post-Effective Amendment No. 46.
      (15) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Markets Income Fund: Institutional Class is incorporated herein by reference to Exhibit 15(i) of Post-Effective Amendment No. 41.
      (16) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Europe Capital Appreciation Fund: Class A is incorporated herein by reference to Exhibit 15(z) of Post-Effective Amendment No. 51.
      (17) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Europe Capital Appreciation Fund: Class T is incorporated herein by reference to Exhibit 15(aa) of Post-Effective Amendment No. 51.
      (18) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Europe Capital Appreciation Fund: Class B is incorporated herein by reference to Exhibit 15(bb) of Post-Effective Amendment No. 51.
      (19) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Europe Capital Appreciation Fund: Class C is incorporated herein by reference to Exhibit 15(cc) of Post-Effective Amendment No. 51.
      (20) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Europe Capital Appreciation Fund: Institutional Class is incorporated herein by reference to Exhibit 15(dd) of Post-Effective Amendment No. 51.
      (21) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Global Equity Fund: Class A is incorporated herein by reference to Exhibit 15(u) of Post-Effective Amendment No. 51.
      (22) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Global Equity Fund: Class T is incorporated herein by reference to Exhibit 15(v) of Post-Effective Amendment No. 51.
      (23) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Global Equity Fund: Class B is incorporated herein by reference to Exhibit 15(w) of Post-Effective Amendment No. 51.
      (24) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Global Equity Fund: Class C is incorporated herein by reference to Exhibit 15(x) of Post-Effective Amendment No. 51.
      (25) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Global Equity Fund: Institutional Class is incorporated herein by reference to Exhibit 15(y) of Post-Effective Amendment No. 51.
      (26) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Capital Appreciation Fund: Class A is incorporated herein by reference to Exhibit 15(i) of Post-Effective Amendment No. 46.
      (27) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Capital Appreciation Fund: Class T is incorporated herein by reference to Exhibit 15(j) of Post-Effective Amendment No. 46.
      (28) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Capital Appreciation Fund: Class B is incorporated herein by reference to Exhibit 15(k) of Post-Effective Amendment No. 46.
      (29) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Capital Appreciation Fund: Class C is incorporated herein by reference to Exhibit 15(m) of Post-Effective Amendment No. 46.
      (30) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Capital Appreciation Fund:
Institutional Class is incorporated herein by reference to Exhibit 15(l) of Post-Effective Amendment No. 46.
      (31) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Japan Fund: Class A is incorporated by reference to
Exhibit 15(ee) of Post-Effective Amendment No. 51.
      (32) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Japan Fund: Class T is incorporated by reference to
Exhibit 15(ff) of Post-Effective Amendment No. 51.
      (33) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Japan Fund: Class B is incorporated by reference to
Exhibit 15(gg) of Post-Effective Amendment No. 51.
      (34) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Japan Fund: Class C is incorporated by reference to
Exhibit 15(hh) of Post-Effective Amendment No. 51.
      (35) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Japan Fund: Institutional Class is incorporated by reference to Exhibit 15(ii) of Post-Effective Amendment No. 51.
      (36) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Latin America Fund: Class A is incorporated by reference to Exhibit 15(jj) of Post-Effective Amendment No. 51.
      (37) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Latin America Fund: Class T is incorporated by reference to Exhibit 15(kk) of Post-Effective Amendment No. 51.
      (38) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Latin America Fund: Class B is incorporated by reference to Exhibit 15(ll) of Post-Effective Amendment No. 51.
      (39) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Latin America Fund: Class C is incorporated by reference to Exhibit 15(mm) of Post-Effective Amendment No. 51.
      (40) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Latin America Fund: Institutional Class is incorporated by reference to Exhibit 15(nn) of Post-Effective Amendment No. 51.
      (41) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Overseas Fund: Class A is incorporated herein by reference to Exhibit 15(s) of Post-Effective Amendment No. 46.
      (42) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Overseas Fund: Class T is incorporated herein by reference to Exhibit 15(p) of Post-Effective Amendment No. 46.
      (43) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Overseas Fund: Class B is incorporated herein by reference to Exhibit 15(q) of Post-Effective Amendment No. 46.
      (44) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Overseas Fund: Class C is incorporated herein by reference to Exhibit 15(o) of Post-Effective Amendment No. 46.
      (45) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Overseas Fund: Institutional Class is incorporated herein by reference to Exhibit 15(r) of Post-Effective Amendment No. 46.
 (n)  Not applicable.
 (o) (1) Multiple Class of Shares Plan pursuant to Rule 18f-3, dated March 19, 1998, is incorporated herein by reference to Exhibit 18(a) of Post-Effective Amendment No. 49.
        (2) Form of Schedule I, dated November 19, 1998, to Multiple Class of Shares Plan pursuant to Rule 18f-3 on behalf of Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Markets Income Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Latin America Fund, and Fidelity Advisor Overseas Fund is filed herein as Exhibit (o)(2).
        (3) Form of Schedule I to Multiple Class of Shares Plan pursuant to Rule 18f-3 on behalf of Fidelity Advisor Emerging Asia Fund is incorporated herein by reference to Exhibit 18(c) of Post-Effective Amendment No. 50.
Item 24. Trusts Controlled by or under Common Control with this Trust The Board of Trustees of the Trust is the same as the board of other
Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.
Item 25. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.
 Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.
 Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC's acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 26. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
    82 Devonshire Street, Boston, MA 02109
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d       Chairman of the Board and Director of FMR; President
                           and Chief Executive Officer of FMR Corp.; Chairman
                           of the Board and Director of FMR Corp., Fidelity
                           Investments Money Management, Inc. (FIMM), Fidelity
                           Management & Research (U.K.) Inc. (FMR U.K.), and
                           Fidelity Management & Research (Far East) Inc. (FMR
                           Far East); Chairman of the Executive Committee of
                           FMR; Director of Fidelity Investments Japan Limited
                           (FIJ); President and Trustee of funds advised by FMR.



Robert C. Pozen            President and Director of FMR; Senior Vice President
                           and Trustee of funds advised by FMR; President and
                           Director of FIMM, FMR U.K., and FMR Far East;
                           Previously, General Counsel, Managing Director, and
                           Senior Vice President of FMR Corp.



Peter S. Lynch             Vice Chairman of the Board and Director of FMR.



John H. Carlson            Vice President of FMR and of funds advised by FMR.



Dwight D. Churchill        Senior Vice President of FMR and Vice President of
                           Bond Funds advised by FMR; Vice President of FIMM.



Brian Clancy               Vice President of FMR and Treasurer of FMR, FIMM,
                           FMR U.K., and FMR Far East.



Barry Coffman              Vice President of FMR.



Arieh Coll                 Vice President of FMR.



Frederic G. Corneel        Tax Counsel of FMR.



Stephen G. Manning         Assistant Treasurer of FMR, FIMM, FMR U.K., FMR
                           Far East; Vice President and Treasurer of FMR Corp.;
                           Treasurer of Strategic Advisers, Inc.



William Danoff             Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Scott E. DeSano            Vice President of FMR.



Penelope Dobkin            Vice President of FMR and of a fund advised by FMR.



Walter C. Donovan          Vice President of FMR.



Bettina Doulton            Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle          Vice President of FMR and of funds advised by FMR.



William R. Ebsworth        Vice President of FMR.



Richard B. Fentin          Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Gregory Fraser             Vice President of FMR and of a fund advised by FMR.



Jay Freedman               Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                           U.K., FMR Far East, and Strategic Advisers, Inc.;
                           Secretary of FIMM; Associate General Counsel FMR
                           Corp.



David L. Glancy            Vice President of FMR and of a fund advised by FMR.



Barry A. Greenfield        Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer             Senior Vice President of FMR and Vice President of
                           Money Market Funds advised by FMR; Vice President
                           of FIMM.



Bart A. Grenier            Senior Vice President of FMR; Vice President of
                           High-Income Funds advised by FMR.



Robert Haber               Vice President of FMR.



Richard C. Habermann       Senior Vice President of FMR; Vice President of funds
                           advised by FMR.



Fred L. Henning Jr.        Senior Vice President of FMR and Vice President of
                           Fixed-Income Funds advised by FMR.



Bruce T. Herring           Vice President of FMR.



Robert F. Hill             Vice President of FMR; Director of Technical Research.



Abigail P. Johnson         Senior Vice President of FMR and Vice President of
                           funds advised by FMR;  Director of FMR Corp.;
                           Associate Director and Senior Vice President of Equity
                           Funds advised by FMR.



David B. Jones             Vice President of FMR.



Steven Kaye                Vice President of FMR and of a fund advised by FMR.



Francis V. Knox            Vice President of FMR; Compliance Officer of FMR
                           U.K.



Harris Leviton             Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis          Vice President of FMR and of funds advised by FMR.



Richard R. Mace Jr.        Vice President of FMR and of funds advised by FMR.



Charles A. Mangum          Vice President of FMR and of a fund advised by FMR.



Kevin McCarey              Vice President of FMR and of a fund advised by FMR.



Neal P. Miller             Vice President of FMR.



Jacques Perold             Vice President of FMR.



Alan Radlo                 Vice President of FMR.



Eric D. Roiter             Senior Vice President and General Counsel of FMR and
                           Secretary of funds advised by FMR.



Lee H. Sandwen             Vice President of FMR.



Patricia A. Satterthwaite  Vice President of FMR and of a fund advised by FMR.



Fergus Shiel               Vice President of FMR.



Richard A. Silver          Vice President of FMR.



Carol A. Smith-Fachetti    Vice President of FMR.



Steven J. Snider           Vice President of FMR and of funds advised by FMR.



Thomas T. Soviero          Vice President of FMR and of a fund advised by FMR.



Richard Spillane           Senior Vice President of FMR; Associate Director and
                           Senior Vice President of Equity Funds advised by FMR;
                           Previously, Senior Vice President and Director of
                           Operations and Compliance of FMR U.K.



Thomas M. Sprague          Vice President of FMR and of funds advised by FMR.



Robert E. Stansky          Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Scott D. Stewart           Vice President of FMR.



Thomas Sweeney             Vice President of FMR.



Beth F. Terrana            Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Yoko Tilley                Vice President of FMR.



Joel C. Tillinghast        Vice President of FMR and of a fund advised by FMR.



Robert Tuckett             Vice President of FMR.



Jennifer Uhrig             Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden     Senior Vice President of FMR and Vice President of
                           funds advised by FMR; Director of FMR Corp.



Steven S. Wymer            Vice President of FMR and of a fund advised by FMR.





(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
       25 Lovat Lane, London, EC3R 8LL, England
 FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d    Chairman of the Board and Director of FMR U.K.,
                        FMR, FMR Corp., FIMM, and FMR Far East; President
                        and Chief Executive Officer of FMR Corp.; Chairman
                        of the Executive Committee of FMR; Director of
                        Fidelity Investments Japan Limited (FIJ); President and
                        Trustee of funds advised by FMR.



Robert C. Pozen         President and Director of FMR; Senior Vice President
                        and Trustee of funds advised by FMR; President and
                        Director of FIMM, FMR U.K., and FMR Far East;
                        Previously, General Counsel, Managing Director, and
                        Senior Vice President of FMR Corp.



Brian Clancy            Treasurer of FMR U.K., FMR Far East, FMR, and
                        FIMM and Vice President of FMR.



Stephen G. Manning      Assistant Treasurer of FMR U.K., FMR, FMR Far East,
                        and FIMM; Vice President and Treasurer of FMR
                        Corp.; Treasurer of Strategic Advisers, Inc.



Francis V. Knox         Compliance Officer of FMR U.K. and FMR Far East;
                        Vice President of FMR.



Jay Freedman            Clerk of FMR U.K., FMR Far East, FMR Corp. and
                        Strategic Advisers, Inc.; Assistant Clerk of FMR;
                        Secretary of FIMM; Associate General Counsel FMR
                        Corp.



Susan Englander Hislop  Assistant Clerk of FMR U.K., FMR Far East and
                        FIMM.



Sarah H. Zenoble        Senior Vice President and Director of Operations and
                        Compliance.



(3) FIDELITY MANAGEMENT & RESEARCH (Far East) INC. (FMR Far East) Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105,
Japan
 FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d    Chairman of the Board and Director of FMR Far
                        East, FMR, FMR Corp., FIMM, and FMR U.K.;
                        Chairman of the Executive Committee of FMR;
                        President and Chief Executive Officer of FMR
                        Corp.; Director of Fidelity Investments Japan
                        Limited (FIJ); President and Trustee of funds advised by FMR.



Robert C. Pozen         President and Director of FMR; Senior Vice
                        President and Trustee of funds advised by FMR;
                        President and Director of FIMM, FMR U.K., and
                        FMR Far East; Previously, General Counsel,
                        Managing Director, and Senior Vice President of
                        FMR Corp.



Robert H. Auld          Senior Vice President of FMR Far East.



Brian Clancy            Treasurer of FMR Far East, FMR U.K., FMR,
                        and FIMM and Vice President of FMR.



Francis V. Knox         Compliance Officer of FMR Far East and FMR
                        U.K.; Vice President of FMR.



Jay Freedman            Clerk of FMR Far East, FMR U.K., FMR Corp.
                        and Strategic Advisers, Inc.; Assistant Clerk of
                        FMR; Secretary of FIMM; Associate General
                        Counsel FMR Corp.



Susan Englander Hislop  Assistant Clerk of FMR Far East, FMR U.K. and
                        FIMM.



Stephen G. Manning      Assistant Treasurer of FMR Far East, FMR,
                        FMR U.K., and FIMM; Vice President and
                        Treasurer of FMR Corp.; Treasurer of Strategic
                        Advisers, Inc.



Billy Wilder            Vice President of FMR Far East; President and
                        Representative Director of Fidelity Investments
                        Japan Limited.




(4)  FIDELITY INTERNATIONAL INVESTMENT ADVISORS (FIIA)
      Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda
 The directors and officers of FIIA have held, during the past two fiscal years, the following positions of a substantial nature.
Robert H. Auld        Director of FIIA and Senior Vice President of
                      Fidelity Management & Research (Far East) Inc.
                      (FMR Far East).



Anthony J. Bolton     Director of FIIA, Fidelity International
                      Investment Advisors (U.K.) Limited
                      (FIIA(U.K.)L), Fidelity Investment Management
                      Limited (FIML (U.K.)), Fidelity Investment
                      Services Limited (FISL (U.K.)), and Fidelity
                      Investments International (FII).



Brett P. Goodin       Director, Vice President, Secretary and Chief
                      Legal Officer of many Fidelity International
                      Limited (FIL) companies.



Simon Haslam          Director of FIIA, FISL (U.K.), and FII;
                      Previously, Chief Financial Officer of FIL;
                      Company Secretary of Fidelity Investments
                      Group of Companies (U.K.).



K.C. Lee              Director of FIIA and Fidelity Investments
                      Management (Hong Kong) Limited.



Peter Phillips        Director of FIIA and Fidelity Investments
                      Management (Hong Kong) Limited.



Terrence V. Richards  Assistant Secretary of FIIA.



David J. Saul         President and Director of FIIA; Previously,
                      Director of Fidelity International Limited; and numerous companies and funds in the FIL group.


(5)  FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
(FIIA(U.K.)L)
      26 Lovat Lane, London, EC3R 8LL, England
 The directors and officers of FIIA(U.K.)L have held, during the past two fiscal years, the following positions of a substantial nature. Anthony J. Bolton Director of FIIA(U.K.)L, Fidelity International
                   Investment Advisors (FIIA), Fidelity Investment Management Limited (FIML (U.K.)), Fidelity Investment Services Limited (FISL (U.K.)), and Fidelity Investments International (FII).



Pamela Edwards     Director of FIIA(U.K.)L, FISL (U.K.), and FII;
                   Previously, Director of Legal Services for
                   Europe.



Simon Haslam       Director of FIIA, FISL (U.K.), and FII; Chief
                   Financial Officer of FIL (U.K.); Previously,
                   Company Secretary of Fidelity Investments
                   Group of Companies (U.K.).



Sally Walden       Director of FIIA(U.K.)L and FISL (U.K.).



Sally Hinchliffe   Assistant Company Secretary of Fidelity
                   International Group of Companies (U.K.).



Emma Barratt       Assistant Company Secretary of Fidelity
                   International Group of Companies (U.K.).

(6)  FIDELITY INVESTMENTS JAPAN LIMITED (FIJ)
      Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105,
Japan
 The directors and officers of FIJ have held, during the past two fiscal years, the following positions of a substantial nature. Edward C. Johnson 3d Director of FIJ; Chairman of the Board and
                      Director of FMR Far East, FMR, FMR Corp.,
                      FMR U.K., and FIMM; Chairman of the
                      Executive Committee of FMR; President and
                      Chief Executive Officer of FMR Corp.;
                      President and Trustee of funds advised by FMR.



Yasuo Kuramoto        Vice Chairman, Representative Director of FIJ.



Billy Wilder          President and Representative Director of FIJ;
                      Vice President of FMR Far East.



Simon Fraser          Director and Chief Investment Officer of FIJ.



Simon Haslam          Director of FIJ; Chief Financial Officer of
                      Fidelity International Limited.



Noboru Kawai          Director and General Manager of
                      Administration of FIJ.



Tetsuzo Nishimura     Director and Vice President of Broker
                      Distribution of FIJ.



Hiroshi Yamashita     Managing Director and Portfolio Manager of
                      FIJ.




Item 27. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.
(b)

Name and Principal    Positions and Offices     Positions and Offices

Business Address*     With Underwriter          With Registrant

Edward C. Johnson 3d  Director                  Trustee and President

Michael Mlinac        Director                  None

James Curvey          Director                  None

Martha B. Willis      President                 None

Eric D. Roiter        Senior Vice President     Secretary

Caron Ketchum         Treasurer and Controller  None

Gary Greenstein       Assistant Treasurer       None

Jay Freedman          Assistant Clerk           None

Linda Holland         Compliance Officer        None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 28. Location of Accounts and Records.
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodians: Brown Brothers Harriman & Co., 40 Water Street, Boston, MA, The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, NY, or State Street Bank & Trust Company, 1776 Heritage Drive, North Quincy, MA.
Item 29. Management Services.
 Not Applicable.
Item 30. Undertakings
 (a) The Registrant undertakes for Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Emerging Markets Income Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Latin America Fund, and Fidelity Advisor Overseas Fund: (1) to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and (2) to assist in communications with other shareholders pursuant to Section 16(c)(1) and (2) of the 1934 Act, whenever shareholders meeting the qualifications set forth in Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 52 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 18th day of December 1998.

      FIDELITY ADVISOR SERIES VIII
      By /s/Edward C. Johnson 3d (dagger)
        Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



(Signature)                          (Title)                        (Date)
/s/Edward C. Johnson 3d  (dagger)    President and Trustee          December 18, 1998

Edward C. Johnson 3d                 (Principal Executive Officer)



/s/Richard A. Silver                 Treasurer                      December 18, 1998

Richard A. Silver



/s/Robert C. Pozen                   Trustee                        December 18, 1998

Robert C. Pozen



/s/Ralph F. Cox            *         Trustee                        December 18, 1998

Ralph F. Cox



/s/Phyllis Burke Davis     *         Trustee                        December 18, 1998

Phyllis Burke Davis



/s/Robert M. Gates         **        Trustee                        December 18, 1998

Robert M. Gates



/s/E. Bradley Jones        *         Trustee                        December 18, 1998

E. Bradley Jones



/s/Donald J. Kirk          *         Trustee                        December 18, 1998

Donald J. Kirk



/s/Peter S. Lynch          *         Trustee                        December 18, 1998

Peter S. Lynch



/s/Marvin L. Mann          *         Trustee                        December 18, 1998

Marvin L. Mann



/s/William O. McCoy        *         Trustee                        December 18, 1998

William O. McCoy



/s/Gerald C. McDonough     *         Trustee                        December 18, 1998

Gerald C. McDonough



/s/Thomas R. Williams      *         Trustee                        December 18, 1998

Thomas R. Williams


(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Hereford Street Trust
Fidelity Advisor Series I               Fidelity Income Fund
Fidelity Advisor Series II              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series III             Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series IV              Fidelity Investment Trust
Fidelity Advisor Series V               Fidelity Magellan Fund
Fidelity Advisor Series VI              Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series VII             Fidelity Money Market Trust
Fidelity Advisor Series VIII            Fidelity Mt. Vernon Street Trust
Fidelity Beacon Street Trust            Fidelity Municipal Trust
Fidelity Boston Street Trust            Fidelity Municipal Trust II
Fidelity California Municipal Trust     Fidelity New York Municipal Trust
Fidelity California Municipal Trust II  Fidelity New York Municipal Trust II
Fidelity Capital Trust                  Fidelity Phillips Street Trust
Fidelity Charles Street Trust           Fidelity Puritan Trust
Fidelity Commonwealth Trust             Fidelity Revere Street Trust
Fidelity Concord Street Trust           Fidelity School Street Trust
Fidelity Congress Street Fund           Fidelity Securities Fund
Fidelity Contrafund                     Fidelity Select Portfolios
Fidelity Corporate Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Court Street Trust             Fidelity Summer Street Trust
Fidelity Court Street Trust II          Fidelity Trend Fund
Fidelity Covington Trust                Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Daily Money Fund               Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios                Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity Union Street Trust
  Portfolio, L.P.                       Fidelity Union Street Trust II
Fidelity Devonshire Trust               Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                  Newbury Street Trust
Fidelity Financial Trust                Variable Insurance Products Fund
Fidelity Fixed-Income Trust             Variable Insurance Products Fund II
Fidelity Government Securities Fund     Variable Insurance Products Fund III
Fidelity Hastings Street Trust


in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d_  July 17, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY
 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund           Fidelity Hastings Street Trust
Fidelity Advisor Series I               Fidelity Hereford Street Trust
Fidelity Advisor Series II              Fidelity Income Fund
Fidelity Advisor Series III             Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V               Fidelity Institutional Trust
Fidelity Advisor Series VI              Fidelity Investment Trust
Fidelity Advisor Series VII             Fidelity Magellan Fund
Fidelity Advisor Series VIII            Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust            Fidelity Money Market Trust
Fidelity Boston Street Trust            Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust     Fidelity Municipal Trust
Fidelity California Municipal Trust II  Fidelity Municipal Trust II
Fidelity Capital Trust                  Fidelity New York Municipal Trust
Fidelity Charles Street Trust           Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust             Fidelity Phillips Street Trust
Fidelity Congress Street Fund           Fidelity Puritan Trust
Fidelity Contrafund                     Fidelity Revere Street Trust
Fidelity Corporate Trust                Fidelity School Street Trust
Fidelity Court Street Trust             Fidelity Securities Fund
Fidelity Court Street Trust II          Fidelity Select Portfolios
Fidelity Covington Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund               Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund          Fidelity Trend Fund
Fidelity Destiny Portfolios             Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                          Fund, L.P.
Fidelity Devonshire Trust               Fidelity Union Street Trust
Fidelity Exchange Fund                  Fidelity Union Street Trust II
Fidelity Financial Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust             Variable Insurance Products Fund
                                        Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Robert M. Gates             March 6, 1997

Robert M. Gates

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund           Fidelity Hastings Street Trust
Fidelity Advisor Series I               Fidelity Hereford Street Trust
Fidelity Advisor Series II              Fidelity Income Fund
Fidelity Advisor Series III             Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V               Fidelity Institutional Trust
Fidelity Advisor Series VI              Fidelity Investment Trust
Fidelity Advisor Series VII             Fidelity Magellan Fund
Fidelity Advisor Series VIII            Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust            Fidelity Money Market Trust
Fidelity Boston Street Trust            Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust     Fidelity Municipal Trust
Fidelity California Municipal Trust II  Fidelity Municipal Trust II
Fidelity Capital Trust                  Fidelity New York Municipal Trust
Fidelity Charles Street Trust           Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust             Fidelity Phillips Street Trust
Fidelity Congress Street Fund           Fidelity Puritan Trust
Fidelity Contrafund                     Fidelity Revere Street Trust
Fidelity Corporate Trust                Fidelity School Street Trust
Fidelity Court Street Trust             Fidelity Securities Fund
Fidelity Court Street Trust II          Fidelity Select Portfolios
Fidelity Covington Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund               Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund          Fidelity Trend Fund
Fidelity Destiny Portfolios             Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                          Fund, L.P.
Fidelity Devonshire Trust               Fidelity Union Street Trust
Fidelity Exchange Fund                  Fidelity Union Street Trust II
Fidelity Financial Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust             Variable Insurance Products Fund
                                        Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________   /s/Peter S. Lynch________________

Edward C. Johnson 3d                 Peter S. Lynch




/s/J. Gary Burkhead_______________   /s/William O. McCoy______________

J. Gary Burkhead                     William O. McCoy


/s/Ralph F. Cox __________________  /s/Gerald C. McDonough___________

Ralph F. Cox                        Gerald C. McDonough


/s/Phyllis Burke Davis_____________  /s/Marvin L. Mann________________

Phyllis Burke Davis                  Marvin L. Mann


/s/E. Bradley Jones________________  /s/Thomas R. Williams ____________

E. Bradley Jones                     Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk